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EXHIBIT 2.01

ASSET PURCHASE AGREEMENT

By and Among

ANCHOR COIN

and

HERBST GAMING, INC.

and

MARKET GAMING, INC.

and

E-T-T, INC.

dated as of

November 21, 2002

i

4.5	Non-Competition	15
ARTICLE V ADDITIONAL AGREEMENTS
5.1	Further Actions	17
5.2	Certain Notifications	17
5.3	Employees	17
5.4	Tax Matters	17
5.5	Press Releases; Public Announcements	18
5.6	No Solicitation	18
5.7	Financing	19
ARTICLE VI CONDITIONS PRECEDENT TO CLOSING
6.1	Conditions Precedent to Obligations of Purchaser	19
6.2	Conditions Precedent to Obligations of Seller	20
ARTICLE VII TERMINATION
7.1	Grounds for Termination	20
7.2	Procedure for Termination	21
7.3	Effect of Termination	21
ARTICLE VIII INDEMNIFICATION
8.1	Obligations of Seller	21
8.2	Obligations of Purchaser	22
8.3	Certain Tax Matters	22
8.4	Procedure	23
8.5	Survival	24
8.6	Notice by Seller	24
ARTICLE IX MISCELLANEOUS
9.1	Confidentiality	24
9.2	Survival of Representations and Warranties	24
9.3	Costs and Expenses	24
9.4	Notices	25
9.5	Counterparts	25
9.6	Entire Agreement	25
9.7	GOVERNING LAW	26
9.8	No Third Party Rights; Assignment	26
9.9	Waivers and Amendments	26
9.10	Interpretation	26

ii

INDEX OF DEFINED TERMS

        The following terms have the respective meanings specified in the indicated Sections of the Agreement:

Term	Agreement Section
Accounts Receivable	1.1(c)
Acquisition Transaction	5.6
Adjustment Period	8.3(c)
Affiliate	1.4
Aggregate Claims	8.1(b)
Agreement	Recitals
Asset Acquisition Statement	5.4(c)
Assignment and Bill of Sale	Recitals
Associate	1.4
Assumed Leases	1.1(a)
Assumed Liabilities	1.3
Assumption Agreement	Recitals
Benefit Plans	2.13(c)
Business	Recitals
Business Employees	2.13(a)
Business Records	1.2(c)
Capital Expenditure Adjustment	1.8(a)
Capital Expenditure Calculation Statement	1.8(b)
Closing	1.6(a)
Closing Date	1.6(a)
Code	2.13(c)
Collateral Agreements	Recitals
Consent	2.7
Continuing Employees	5.3(a)
Contracts	1.1(g)
Deficiency Period	8.3(c)
EBITDA	1.5(d)
EBITDA Calculation Statement	1.7(b)
Encumbrances	1.1
Environmental Laws	2.14
ERISA	2.13(c)
ERISA Affiliate	2.13(c)
ETT	Recitals
Excess Amount	8.3(c)
Excluded Assets	1.2
Excluded Liabilities	1.4
Expiration Date	9.2
Financial Statements	2.5(a)
GAAP	1.5(d)
Governmental Authority	2.3(c)
Hazardous Materials	2.14
HGI	Recitals
HSR Act	2.7
Hypothetical Tax Rate	8.3(c)
Indemnification Cap	8.1(b)

1

Indemnification Deductible	8.1(b)
Indemnified Party	8.4
Indemnifying Party	8.4
Independent Firm	1.7(c)
Intellectual Property Agreement	Recitals
Judgments	2.3(c)
Laws	2.3(c)
Lease Assignment	Recitals
Liability, Liabilities	2.5(b)
Location Contracts	1.1(g)
Losses	8.1(a)
Material Adverse Effect	2.1
Material Adverse Change	4.4
MGI	Recitals
Operating Cash	1.1(b)
Permitted Encumbrances	1.1(i)
Permits	2.3(b)
Personal Property	1.1(e)
Pre-Closing Adjustment	1.5(c)
Principal Equipment	1.1(d)
Proceeding(s)	2.8
Progressive Jackpot Credit	1.3(e)
Property, Plant and Equipment	1.8(a)
Proprietary Information	1.1(f)
Purchased Assets	1.1
Purchase Price	1.7(a)
Purchaser	Recitals
Purchaser Disclosure Schedule	Article III
Quarterly Financial Statements	4.3
Representatives	5.6
Seller	Recitals
Seller Agreements	2.16(a)
Seller Benefit Plans	2.13(c)
Seller Disclosure Schedule	Article II
Smith Contract	Recitals
Supply Agreement	Recitals
Target EBITDA Range	1.5(b)
Target Purchase Price	1.5(a)
Tax Item	8.3(c)
Tax Returns	2.9
Taxes	2.9
WARN Act	5.3(a)

2

        ASSET PURCHASE AGREEMENT ("Agreement"), dated as of November 21, 2002, between, ANCHOR COIN, a corporation organized under the laws of Nevada ("Seller"), and HERBST GAMING, INC., a corporation organized under the laws of Nevada ("HGI"), MARKET GAMING, INC., a corporation organized under the laws of Nevada ("MGI"), and E-T-T, INC., a corporation organized under the laws of Nevada ("ETT" which together with HGI and MGI will be collectively be referred to as "Purchaser").

        WHEREAS, Seller is, among other things, engaged in the business of operating and maintaining a gaming machine route in the State of Nevada (the "Business");

        WHEREAS, Seller is an indirect wholly owned subsidiary of International Game Technology, a Nevada corporation ("IGT");

        WHEREAS, the Business is composed of certain assets that are currently owned by Seller and certain liabilities in respect of which Seller is currently obligated;

        WHEREAS, Seller desires to sell, transfer and assign to Purchaser, and Purchaser desires to purchase the Purchased Assets (as hereinafter defined), and to assume the Assumed Liabilities (as hereinafter defined), in each case, as more fully described and upon the terms and subject to the conditions set forth herein; and

        WHEREAS, Seller and Purchaser desire to enter into each Assignment and Bill of Sale in substantially the form set forth as Exhibit A (each an "Assignment and Bill of Sale"), each Assumption Agreement in substantially the form set forth as Exhibit B (each an "Assumption Agreement"), including the Lease and Sublease Agreement between Smith's Food & Drug Center, Inc. and Seller and amendments thereto (the "Smith Contract"), each assignment agreement with respect to a Lease in substantially the form set forth as Exhibit C (each a "Lease Assignment") and a license agreement with respect to Double Down Stud, in substantially the form set forth as Exhibit D (the "Intellectual Property Agreement") (each Assignment and Bill of Sale, each Assumption Agreement, each Lease Assignment and the Intellectual Property Agreement are collectively, the "Collateral Agreements").

        NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants, agreements and undertakings contained or referred to in this Agreement, the parties hereby agree as follows:

ARTICLE I
PURCHASE AND SALE OF THE ASSETS

        1.1    Purchase and Sale of Assets.    Upon and subject to the terms and conditions of this Agreement, on the Closing Date, Seller shall sell, transfer, assign, convey and deliver to Purchaser, and Purchaser shall purchase, acquire and accept from Seller, free and clear of any lien, claim, charge, security interest, mortgage, pledge, easement, conditional sale or other title retention agreement, covenant or other similar restriction or right affecting the Purchased Assets, other than Permitted Encumbrances (collectively, "Encumbrances"), all right, title and interest in, to and under the Purchased Assets as the same shall exist on the Closing Date. For purposes of this Agreement, the term "Purchased Assets" means the assets, properties and rights used or held for use by Seller primarily in the operation or conduct of the Business and set forth below:

          (a)  The Assumed Leases, including Seller's interest therein, to be assumed by the Purchaser pursuant to a Lease Assignment and identified on Schedule 1.1(a) (the "Assumed Leases"). Prior to the date hereof, Seller shall have furnished to or provided access to Purchaser of copies of each of the Assumed Leases;

          (b)  Operating Cash in game loads (net of tokens), location change banks and drawers, LAT drawers, bill loads, bill dispensers, bill dispenser inventory, coin and currency inventory, markers

  (at 5:00 p.m. on the Closing Date), imprest bank balances, remaining collector credits, together with operating vault cash ("Operating Cash"). Each of Purchaser and Seller agree to develop a mutually acceptable ownership transition plan prior to the Closing to address gaming machine drop procedures and other cash transfer procedures to be applied as of the Closing in order to effectuate a fair and equitable accounting of cash and the transfer of possession of Operating Cash. Operating Cash on the Closing Date in excess of $3,700,000 shall be paid over to Seller and, in the event that Operating Cash on the Closing Date is less than $3,700,000, Seller shall make up such shortfall by making a cash payment to Purchaser.

          (c)  All accounts receivable (including, without limitation, all accounts receivable arising from sales prior to the Closing Date), notes receivable, prepaid items, deferred charges, credits, reserves and deposits paid by Seller with respect to the Assumed Leases and Contracts, which are set forth on Schedule 1.1(c), except for (i) accounts receivable collected in the ordinary course of business consistent with past practice on or after the date hereof prior to the Closing Date and (ii) inter-company accounts receivable ("Accounts Receivable");

          (d)  The gaming machines and equipment and other similar items used or held for use by Seller in the operation or conduct of the Business as set forth on Schedule 1.1(d) (the "Principal Equipment"). Principal Equipment includes all outstanding right, title and interest in and to the warranties received from the manufacturers and distributors of such items and to any related claims, credits, rights of recovery and setoff with respect to such items, but only to the extent such rights are assignable;

          (e)  The tangible personal property of Seller set forth on Schedule 1.1(e) (the "Personal Property");

          (f)    The Proprietary Information being licensed pursuant to the Intellectual Property Agreement.

          "Proprietary Information" means all information (whether or not protectable by patent, copyright, mask works or trade secret rights) not generally known to the public (except for patents), including works of authorship, inventions, discoveries, patentable subject matter, patents, patent applications, industrial models, industrial designs, trade secrets, trade secret rights, software, works, copyrightable subject matters, copyright rights and registrations, mask works, know-how and show-how, trademarks, trade names, service marks, emblems, logos, insignia and related marks and registrations, specifications, technical manuals and data, libraries, blueprints, drawings, proprietary processes, product information and development work-in-process;

          (g)  All third-party contracts, agreements, leases, subleases, supply contracts, purchase orders, sales orders and instruments, whether written or oral, used or held for use primarily in the operation or conduct of the Business, to which Seller is a party or by which any Purchased Asset may be bound or affected, and which is listed on Schedule 1.1(g) (the "Contracts") and all location contracts, which constitutes (i) all space lease agreements; and (ii) all participation agreements as set forth on Schedule 1.1(g) (the "Location Contracts"). Prior to the date hereof, Seller shall have furnished to or provided access to Purchaser copies of each of the Contracts and Location Contracts; and

          (h)  all rights, claims or causes of action of Seller against any third parties relating to the Purchased Assets under manufacturer's and vendor's warranties.

          For purposes of this Agreement, "Permitted Encumbrances" means any interests of licensors under any license agreements under which Seller is a licensee or any interests under any leases under which Seller is a lessee.

        1.2    Excluded Assets.

        Anything in Section 1.1 to the contrary notwithstanding, the Purchased Assets shall not include, and Seller is not selling, transferring, assigning, conveying or delivering to Purchaser, and Purchaser is not purchasing, acquiring or accepting from Seller, any of the rights, properties or assets set forth or described in paragraphs (a) through (f) below (the rights, properties and assets expressly excluded by this Section 1.2 being referred to herein as the "Excluded Assets"):

          (a)  except for Operating Cash, any cash, cash equivalents, bank deposits or similar cash items, lines of credit, banking facilities, employee receivables of Seller or any Affiliate of Seller, inter-company accounts receivable, or any accounts of Seller or any Subsidiary not set forth on Schedule 1.1(c);

          (b)  any Proprietary Information of Seller or any Affiliate of Seller, other than that being assigned pursuant to the Intellectual Property Agreement;

          (c)  Copies of the books, records, historical financial information, ledgers and files or other similar information, whether in hard copy or computer format, used primarily in the operation or conduct of the Business, including price lists, customer lists, vendor lists, mailing lists, warranty information, catalogs, sales promotion literature, advertising materials, brochures, records of operation, standard forms of documents, manuals of operations or business procedures, research materials, marketing studies and product testing reports required by any Governmental Authority (the "Business Records"), provided however, that Seller shall maintain the Business Records for at least three years following the Closing Date, and Purchaser shall have the right to request copies of such Business Records at any date prior to the third anniversary of the Closing Date;

          (d)  any (i) personnel and medical records pertaining to any employee of Seller which Seller determines, in its exercise of reasonable business judgment, are confidential; (ii) other books and records that Seller or any Affiliate of Seller is required by Law to retain or that Seller is prohibited by law from transferring; provided, that Purchaser shall have the right to make copies of any portions of such retained books and records that directly relate to the Business or any of the Purchased Assets; and (iii) any information management system of Seller or any Affiliate of Seller, other than those used or held for use primarily in the operation or conduct of the Business and contained within computer hardware included as a Purchased Asset pursuant to Section 1.1(d);

          (e)  any claim, right or interest of Seller or any Affiliate of Seller in or to any refund, rebate, abatement or other recovery for Taxes, together with any interest due thereon or penalty rebate arising therefrom, for any period prior to the Closing Date;

          (f)    any insurance policies or rights of proceeds thereof; and

          (g)  all other assets, properties, interests and rights of Seller or any Affiliate of Seller other than the Purchased Assets.

        1.3    Assumed Liabilities.    On the Closing Date, Purchaser shall execute and deliver to Seller one or more Assumption Agreements, one or more Lease Assignments and one or more Intellectual Property Agreements pursuant to which Purchaser shall accept, assume and agree to pay, perform or otherwise discharge, in accordance with the respective terms and subject to the respective conditions thereof, the liabilities and obligations of Seller pursuant to and under the Assumed Liabilities. For purposes of this Agreement, the term "Assumed Liabilities" means only the liabilities and obligations set forth or described in paragraphs (a) through (d) below, whether or not any such obligation has a value for accounting purposes or is carried or reflected on or specifically referred to in the Financial Statements of the Business:

          (a)  the liabilities and obligations arising on or after the Closing Date under the Assumed Leases and the transferred Contracts;

          (b)  the liabilities assumed by Purchaser pursuant to the Assumption Agreements arising after the Closing Date;

          (c)  with respect to the Business, any warranty liabilities arising from the operation of the Principal Equipment in the ordinary course of business;

          (d)  the liabilities assumed by Purchaser pursuant to the Intellectual Property Agreement; and

          (e)  the obligation to make all payments arising from the play, commencing with the Closing Date, of the gaming machines being operated under any of the Assumed Leases and transferred Contracts including all progressive jackpot games; provided, however, that the payment due to Seller at the Closing Date shall be reduced by the incremental amount of progressive jackpot liabilities accrued as of the Closing Date (the "Progressive Jackpot Credit").

        1.4    Excluded Liabilities.    Purchaser shall not assume or be obligated to pay, perform or otherwise assume or discharge any liabilities or obligations of Seller or of any Affiliate of Seller or any of their respective predecessors, whether direct or indirect, known or unknown, absolute or contingent, other than Assumed Liabilities and shall not assume any Excluded Liabilities. For purposes of this Agreement, the term "Excluded Liabilities" means (a) all liabilities of Seller to any Affiliate of Seller, except for liabilities arising under the Intellectual Property Agreements and other agreements contemplated by this Agreement and (b) all liabilities or obligations other than Assumed Liabilities, including any liability or obligations relating to an Excluded Asset, whether or not any such liability or obligation has a value for accounting purposes or is carried or reflected on or specifically referred to in the Financial Statements of the Business.

        For purposes of this Agreement, "Affiliate" means, with respect to any person, any other person controlling, controlled by or under common control with such person, with "control" for such purpose meaning the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities or voting interests, by contract or otherwise. For purposes of this Agreement, "Associate" means, with respect to any person, any corporation or other business organization of which such person is an officer or partner or is the beneficial owner, directly or indirectly, of ten percent (10%) or more of any class of equity securities, any trust or estate in which such person has a substantial beneficial interest, or as to which such person serves as a trustee or in a similar capacity and any relative or spouse of such person, or any relative of such spouse, who has the same home as such person.

        1.5    Consideration for the Assets.

        (a)  The aggregate consideration to be paid by Purchaser for the Purchased Assets shall be U.S. Sixty-Two Million Dollars ($62,000,000) (the "Target Purchase Price"), plus or minus the Pre-Closing Adjustment (as defined below), if any.

        (b)  The Target Purchase Price will not be adjusted and the Target Purchase Price will be the Purchase Price as long as the trailing twelve month EBITDA of the Business is no less than $10,738,998 and no greater than $10,955,948 ("Target EBITDA Range"). The trailing twelve month EBITDA of the Business shall be calculated (i) as of the last day of the month immediately preceding the Closing Date if the Closing Date occurs between the 15th day of a month and the last day of the month and (ii) as of the last day of the second month immediately preceding the month in which the Closing Date occurs if the Closing Date occurs between the 1st day of the month and the 14th day of the month.

        (c)  In the event that the trailing twelve month EBITDA of the Business is less than the bottom of the Target EBITDA Range or the trailing twelve month EBITDA of the Business is greater than the top of the Target EBITDA Range, then the Target Purchase Price shall be adjusted down or up, respectively, in an amount equal to 5.72 times the amount of such deficiency or excess, as the case may be (the "Pre-Closing Adjustment").

        (d)  "EBITDA" is defined as net income for such period plus: (i) an amount equal to any extraordinary loss plus any net loss realized in connection with an asset sale, to the extent such losses were deducted in computing such consolidated net income in accordance with Generally Accepted Accounting Principles ("GAAP"); plus (ii) provision for taxes based on income or profits for such period, to the extent that such provision for taxes was included in computing such consolidated net income; plus (iii) consolidated interest expense for such period, whether paid or accrued and whether or not capitalized, to the extent that any such expense was deducted in computing such consolidated net income; plus (iv) depreciation, amortization (including amortization of goodwill and other intangibles) and other non-cash expenses for such period to the extent that such depreciation, amortization and other non-cash expenses were deducted in computing such consolidated net income; plus (v) non-recurring corporate allocation expense to the extent that any such expense was deducted in computing such consolidated net income; plus (vi) salary, bonus and benefits for the Seller's Chief Operating Officer; minus (vii) non-cash items increasing such consolidated net income, for such period, other than the accrual of revenue in the ordinary course of business in each case, on a consolidated basis and determined in accordance with GAAP. EBITDA shall then be adjusted by dividing EBITDA by the actual number of days in the relevant measurement period and multiplying the quotient by 365. This adjusted EBITDA number shall be the number used for purposes of Section 1.5(b) and (c) hereof.

        1.6    Closing.

        (a)  The closing of the transactions contemplated in this Agreement (the "Closing") shall be held at 10:00 a.m. at the offices of Kummer Kaempfer Bonner & Renshaw at 3800 Howard Hughes Parkway, 7th Floor, Las Vegas, Nevada 89109, or at such other place as Purchaser and Seller shall mutually agree, on the fifth business day after each of the conditions set forth in Article VI of this Agreement shall have been fulfilled or waived in accordance herewith, or at such other time, date or place as the parties hereto may agree. The date on which the Closing occurs is referred to as the "Closing Date."

        (b)  At the Closing (i) the parties shall exchange the Collateral Agreements and the documents referred to in Article VI and (ii) Purchaser shall pay to Seller the Purchase Price by wire transfer of immediately available funds to an account identified by Seller to Purchaser in writing no later than two business days prior to the Closing.

        1.7    Pre-Closing Adjustments.

        (a)  The "Purchase Price" shall be the Target Purchase Price adjusted by the Pre-Closing Adjustment and any Capital Expenditure Adjustment pursuant to Section 1.8 below.

        (b)  At least seven (7) days prior to the Closing Date, Seller shall cause to be prepared a statement documenting the calculation of the EBITDA of the Business for the trailing twelve month period (such period to be determined in accordance with Section 1.5 hereof) ("EBITDA Calculation Statement"). Purchaser will be afforded full access to all books and records of the Business and work papers used by Seller in preparing the EBITDA Calculation Statement.

        (c)  Within three (3) days following the date on which EBITDA Calculation Statement is delivered pursuant to Section 1.7(b), Purchaser shall give notice to Seller as to whether or not Purchaser concurs with the EBITDA Calculation Statement (such notice to contain Purchaser's comments and exceptions to the EBITDA Calculation Statement, if any). If Purchaser gives notice that it does not concur with the EBITDA Calculation Statement and the parties are unable to mutually resolve Purchaser's exceptions prior to the Closing Date, then the Closing Date shall be extended for up to twenty-one (21) days. During the first four (4) days of such 21-day period Purchaser and Seller shall jointly select and retain an independent firm of certified public accountants of national standing and reputation (the "Independent Firm") for the purpose of resolving all remaining unresolved issues with respect to the EBITDA Calculation Statement. In the event that Seller and Purchaser are unable to agree upon the firm to be selected as the Independent Firm within the first four (4) days of such twenty-one (21) day period, then such selection shall be made by an independent arbitrator agreed upon from a list of three arbitrators supplied, at Purchaser's request, within two days after the expiration of the four (4) day period, to Purchaser and Seller from the American Arbitration Association, and the retention of the Independent Firm shall be made by Seller and Purchaser within two (2) days after such list is supplied.

        (d)  Within three (3) days following such retention of the Independent Firm, Seller and Purchaser shall present to the Independent Firm the issue or issues that must be resolved with respect to the calculation of the Purchase Price.

        (e)  Seller and Purchaser shall use commercially reasonable efforts to cause the Independent Firm to render its decision as soon as is reasonably practicable, including, without limitation, prompt compliance with all reasonable requests by the Independent Firm for information, papers, books, records and the like; provided that Seller and Purchaser agree that the purpose of retention of the Independent Firm shall not include the conduct of its own independent audit, but rather shall be limited to resolving the issues presented to it and matters related thereto. All decisions of the Independent Firm with respect to the EBITDA Calculation Statement shall be final and binding upon both Seller and Purchaser.

        (f)    Payment of all fees, costs, disbursements and other expenses of the Independent Firm which are incurred pursuant to this Section 1.7 shall be split evenly between Seller and Purchaser.

        1.8    Purchase Price Adjustment for Capital Expenditures.

        (a)  The Capital Expenditure Adjustment (the "Capital Expenditure Adjustment") shall be the difference between the net book value of "Property, Plant and Equipment" as reflected on the balance sheet dated June 29, 2002 that is part of the Financial Statements and the net book value of Property, Plant and Equipment (i) as of the last day of the month immediately preceding the Closing Date if the Closing Date occurs between the 15th day of a month and the last day of the month and (ii) as of the last day of the second month immediately preceding the month in which the Closing Date occurs if the Closing Date occurs between the 1st day of the month and the 14th day of the month.

        (b)  At least seven (7) days prior to the Closing Date, Seller shall cause to be prepared a statement documenting the calculation of the Capital Expenditure Adjustment ("Capital Expenditure Calculation Statement"). Purchaser will be afforded access to books and records of the Business and work papers used by Seller in preparing the Capital Expenditure Calculation Statement. The parties to this Agreement acknowledge that the Property, Plant and Equipment is not currently being depreciated as it has been determined to sell the business but that for purposes of the calculations to be made under this Section 1.8, any Property, Plant and Equipment acquired after the date of this Agreement shall be depreciated (consistent with the past practices of Seller) for the time period covered by and for purposes of preparing the Capital Expenditure Calculation Statement.

        (c)  Within three (3) days following the date on which the Capital Expenditure Calculation Statement is delivered pursuant to Section 1.8(b), Purchaser shall give notice to Seller as to whether or not Purchaser concurs with the Capital Expenditure Calculation Statement (such notice to contain Purchaser's comments and exceptions to the Capital Expenditure Calculation Statement, if any). If Purchaser gives notice that it does not concur with the Capital Expenditure Calculation Statement and the parties are unable to mutually resolve Purchaser's exceptions prior to the Closing Date, then the procedures in Section 1.7(c) through Section 1.7(f) shall be followed in resolving the determination of the Capital Expenditure Adjustment.

        1.9    No Licenses.    Unless expressly set forth herein, no title, right or license of any kind is granted to Purchaser pursuant to this Agreement with respect to any Proprietary Information of Seller or any Affiliate of Seller, either directly or indirectly, by implication, by estoppel or otherwise.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF SELLER

        Seller has not, as of the date hereof, delivered disclosure schedules (the "Seller Disclosure Schedule") to Purchaser. Seller agrees that it is a condition to Buyer's obligation to close, that Seller shall deliver Seller Disclosures Schedule to Purchaser prior to the Closing Date, which shall be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Article II and the disclosure in any paragraph shall qualify other paragraphs in this Article II only to the extent that it is reasonably apparent from a reading of such disclosure that it also qualifies or applies to such other paragraphs. Seller represents and warrants to Purchaser that:

        2.1    Organization.    Seller is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. Seller is duly qualified, licensed or admitted to do business and is in good standing in those jurisdictions specified on the Seller Disclosure Schedule, which are the only jurisdictions in which the ownership, use or leasing of its assets and properties, or the conduct or nature of its business, makes such qualification, licensing or admission necessary, except where a failure to be so qualified, licensed or admitted would not have a Material Adverse Effect.

        For purposes of this Agreement, a "Material Adverse Effect" means any effect that has resulted in a Material Adverse Change (as defined in Section 4.4).

        2.2    Authority; Enforceability.    Seller has the corporate power and authority to execute and deliver this Agreement and to carry out its obligations hereunder and to consummate the transactions contemplated hereby, including, without limitation, to sell and transfer the Purchased Assets. The execution and delivery of this Agreement, the Collateral Documents and any agreements to be executed and delivered by Seller in connection therewith, and the consummation of the transactions provided for hereby have been duly authorized by the Board of Directors of Seller and no other corporate proceeding on the part of Seller is necessary to authorize the execution or delivery of this Agreement or the consummation of any of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Seller and, assuming due authorization, execution and delivery by Purchaser, constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or law).

        2.3    No Breach.    Neither the execution and delivery of this Agreement nor the performance by Seller of its obligations hereunder nor the consummation of the transactions provided for hereby does or will except as set forth in Section 2.3 of the Seller Disclosure Schedule:

          (a)  conflict with or violate any provision of the articles of incorporation or bylaws of Seller;

          (b)  to the knowledge of Seller, violate, conflict with or result in the breach or termination of, or constitute (with or without notice or lapse of time, or both) a default or event of default under the terms of, any Contracts or Assumed Leases or any permits, authorizations, approvals, registrations or licenses granted by or obtained from any governmental, administrative or regulatory authority ("Permits") to which Seller is a party or by which its properties or assets are bound;

          (c)  to the knowledge of Seller, constitute a violation by Seller of any laws, rules or regulations ("Laws") of any governmental, administrative or regulatory authority ("Governmental Authority") or any judgments, orders, rulings or awards ("Judgments") of any court, arbitrator or other judicial authority or any Governmental Authority, except in the case of (b) or (c) for any such matters that individually or in the aggregate would not have a Material Adverse Effect;

          (d)  result in the creation of any lien upon any of the Purchased Assets.

        2.4    Brokers.    No Person has acted directly or indirectly as a broker, finder, consultant, intermediary or financial advisor for Seller in connection with the transactions contemplated hereby and no person is entitled to any fee or commission or like payment from Seller in respect thereof based in any way on any agreement, arrangement or understanding made by or on behalf of Seller. For purposes of this Agreement, "Person" means any natural person, corporation, limited liability company, general partnership, limited partnership, limited liability partnership, proprietorship, other business organization, trust, union, association or Governmental Authority.

        2.5    Financial Statement; Liabilities.

        (a)  Seller shall, in accordance with Section 4.3 hereof, deliver to Purchaser copies of the audited financial statements of the Business for the years ended June 30, 2002, 2001 and 2000, together with the related schedules and notes (the "Financial Statements"). The Financial Statements shall fairly present in conformity with GAAP, applied on a consistent basis from year to year, the financial position of the Business at the dates thereof and the results of its operations, changes in financial condition and cash flows for the periods then ended.

        (b)  As of June 30, 2002, the Business did not have any indebtedness, liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise, and whether due or to become due) that would have been required to be reflected in, reserved against or otherwise described in the Financial Statements in accordance with GAAP (collectively, "Liabilities" and individually, a "Liability"), that were not reflected or reserved against in the Financial Statements for the year ended June 30, 2002 or disclosed or provided for in the notes thereto. Except as set forth in Section 2.5(b) of the Seller Disclosure Schedule, since June 30, 2002, the Business has not incurred any Liability except Liabilities that are not material to the financial condition of the Business and for Liabilities incurred in the ordinary course of business consistent with past practices.

        (c)  Since June 30, 2002, Seller has operated the Business only in the ordinary and usual course in substantially the same manner as previously conducted, has not taken any of the actions described in subparagraphs (e) through (k) of Section 4.1 of this Agreement except as set forth in Section 2.5(c) of the Seller Disclosure Schedule and has not undergone or suffered any change in its financial condition or results of operations that are materially adverse to the Business.

        (d)  All accounts receivable of the Business have arisen from bona fide transactions in the ordinary course of business consistent with past practice.

        2.6    Absence of Certain Developments. Except as expressly contemplated by this Agreement and as set forth in Section 2.6 of the Seller Disclosure Schedule, since June 30, 2002:

          (a)  there has not been any Material Adverse Change in the Business;

          (b)  there has not been any damage, destruction or loss in connection with the operation of the Business, not covered by insurance, with respect to the property and assets of the Business having a replacement cost of more than $50,000 for any single loss or $150,000 for all such losses;

          (c)  there has not been any change by the Business in accounting or tax reporting principles, methods or policies;

          (d)  the Business has not instituted or settled any material Proceeding;

          (e)  there has not been any sale or transfer of any material properties or assets of the Business, other than in the ordinary course of business and consistent with past practice; or

          (f)    the Business has not entered into any transaction or Contract or conducted its business other than in the ordinary course consistent with past practice.

        2.7    Consents.    Except as set forth in Section 2.7 of the Seller Disclosure Schedule, no consent, waiver, approval, authorization, registration, license or declaration of or by, or filing with, any Governmental Authority or any third party, which individually or in the aggregate would have a Material Adverse Effect or would delay the consummation of the transactions contemplated by this Agreement (a "Consent"), is required to be made or obtained by Seller in connection with the execution and delivery of this Agreement or the consummation of any of the transactions provided for hereby, except for (a) the filing with the Federal Trade Commission and the Antitrust Division of the Department of Justice of a premerger notification and report form by Seller under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") and (b) a determination that the transactions contemplated by this Agreement are acceptable to the Nevada Gaming Commission.

        2.8    Actions and Proceedings.    Except as set forth in Section 2.8 of the Seller Disclosure Schedule, there is no action, suit, claim or legal, administrative, arbitration or other alternative dispute resolution proceeding or investigation (each, a "Proceeding" and collectively, "Proceedings") pending or, to the best knowledge of Seller, threatened against the Business. The Business is not subject to any judgment, order or decree of any court or governmental agency and is not engaged in any legal action to recover monies due it or for damages sustained by it.

        2.9    Taxes and Tax Returns.    Except for any matter that would not reasonably be expected to have a Material Adverse Effect individually or in the aggregate: (i) Seller has filed on a timely basis all returns and reports in respect of Taxes ("Tax Returns") for which Seller may be liable taking into account all validly obtained extensions to file such Tax Returns and all such Tax Returns are true, complete and correct in all material respects; (ii) all Taxes required to be paid by Seller that were due and payable prior to the date hereof have been paid, and the most recent Financial Statements reflect adequate reserves in accordance with GAAP for all Taxes accrued but not yet payable with respect to the Business for all taxable periods and portions thereof through the date of such Financial Statements; (iii) there are no pending or to the knowledge of Seller threatened audits or investigations relating to Taxes for which Seller may become liable; and (iv) no deficiencies for any Taxes have been assessed against Seller. Except for statutory liens for taxes not yet due and payable, there are no liens for Taxes upon any of the Purchased Assets. "Tax" or "Taxes" means all federal, state, local or foreign income, gross receipts, transfer, windfall profits, severance, property, production, sales, use, license, excise, franchise, employment, withholding, alternative minimum tax or similar taxes of any kind imposed on the income, properties or operations of the Business, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties.

        2.10    Title to Property; Principal Equipment; Sufficiency of Assets.

        (a)  Section 2.10(a) of the Seller Disclosure Schedule lists all personal property used or held for use primarily in the Business which is included as "Property and Equipment" in the June 30, 2002 Financial Statements and lists all material Personal Property leased by Seller in connection with the operation of the Business at June 30, 2002.

        (b)  Seller has good and valid title to, or a valid and binding leasehold interest or license in, all real and personal tangible Purchased Assets free and clear of any Encumbrance other than Permitted Encumbrances, except as set forth in Section 2.10(b) of the Seller Disclosure Schedule.

        (c)  Except as set forth in Section 2.10(c) of the Seller Disclosure Schedule, each material item of Principal Equipment is in good operating condition, in light of its age, for the purposes for which it is currently being used, and has been serviced and maintained in the ordinary course of business, but is otherwise being transferred on a "where is" and, as to condition, "as is" basis.

        (d)  Except for the items set forth in Sections 1.2(a), 1.2(b), 1.2(c), 1.2(d), 1.2(e), 1.2(f), and 1.2(g) and the assets and services listed on Schedule 2.10(d), the Purchased Assets and the Business Employees and the rights to be acquired under this Agreement and the Collateral Agreements include all material assets, personnel and rights that are used or held for use by Seller primarily in the operation or conduct of the Business, and are sufficient in all material respects for the conduct of the Business immediately following the Closing in substantially the same manner as currently conducted.

        2.11    Intellectual Property.    Except as would not reasonably be expected to have a Material Adverse Effect, Seller owns or has the right to use all of the Proprietary Information being licensed pursuant to the Intellectual Property Agreement. Seller has a valid right to grant the license pursuant to the Intellectual Property Agreement. There have been no written claims made and the Seller has not received any written notice that any of the foregoing is invalid or conflicts with the asserted rights of others and, to the Seller's knowledge, Seller is not infringing upon or otherwise acting adversely to the right or claimed right of any person or entity with respect to the Intellectual Property Agreement. None of the Proprietary Information being licensed pursuant to the Intellectual Property Agreement and that is material to the operation of the Business has been adjudged invalid or unenforceable in whole or part. To knowledge of Seller, the Intellectual Property Agreement is valid and enforceable.

        2.12    Compliance with Legal Requirements.    Except for instances of non-compliance that would not reasonably be expected to have a Material Adverse Effect, Seller is currently conducting the Business in compliance with all applicable Laws, Judgments and Permits.

        2.13    Employment Matters.

        (a)  Section 2.12 of the Seller Disclosure Schedule sets forth a list of all current employees of Seller who are employed in the Business and render services primarily in connection with the Business (the "Business Employees").

        (b)  The Seller Disclosure Schedule sets forth all current consulting, employment and severance agreements of Seller with any Business Employee, other than agreements terminable by Seller at will without material expense or liability to Seller (except for payments required by applicable Laws or in accordance with customary severance practices of Seller).

        (c)  The Seller Disclosure Schedule sets forth a list of each material "employee welfare benefit plan" (as defined in Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) or material "employee pension benefit plan" (as defined in Section 3(2) of ERISA) maintained, sponsored, contributed to, or required to be contributed to, by Seller or by any entity or trade or business, whether or not incorporated, which, with the Seller, constitutes a group described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended (the "Code") (an "ERISA Affiliate") (collectively, the "Benefit Plans") and under which any Business Employee becomes entitled to benefits (the "Seller Benefit Plans"). Each of the Seller Benefit Plans is in substantial compliance with Laws, including ERISA and the Code, as applicable, other than any failures to comply with Law that would not be expected to result in a Material Adverse Effect.

        (d)  Seller has made available to Purchaser copies of the agreements listed on Schedule 2.12(b) and copies of the plan documents evidencing the Seller Benefit Plans listed on Schedule 2.12(c) of the Seller Disclosure Schedule.

        (e)  No Seller Benefit Plan is subject to Title IV of ERISA.

        (f)    No Benefit Plan which covers any Business Employees has an "accumulated funding deficiency" within the meaning of Section 412 of the Code or Section 302 of ERISA. To Seller's knowledge, no transaction or event has occurred with respect to any Seller Benefit Plan that could reasonably subject Seller to a tax under Chapter 43 of the Code, or to a penalty under Part 5 of Subtitle B of Title I of ERISA, that would have a Material Adverse Effect.

        (g)  All contributions required to be made by Seller and its ERISA Affiliates to any Seller Benefit Plan before the Closing Date have been or will be timely made before the Closing Date. Neither Seller nor any of its ERISA Affiliates has failed to make any contribution or payment to any Seller Benefit Plan that has resulted in the imposition of a lien or the posting of a bond or other security under ERISA or the Code.

        (h)  No Seller Benefit Plan is a "multiemployer plan" within the meaning of Section 4001(a)(3) of ERISA and Seller has not incurred, directly or indirectly, any liability to any multiemployer plan that remains unsatisfied.

        2.14    Environmental Matters.    Except to the extent that any of the following would not reasonably be expected to have a Material Adverse Effect, to the knowledge of Seller: (a) Seller complies with all Laws, orders, Permits, conditions, requirements and agreements relating to (i) the protection of the environment, (ii) human health or safety or (iii) the storage, treatment, disposal, transportation or other handling of hazardous or toxic substances, petroleum and its fractions, byproducts and derivatives, solid and hazardous wastes, asbestos, polychlorinated biphenyls, pollutants or contaminants (collectively, "Hazardous Materials") or (iv) protection of rivers and other water bodies (collectively, "Environmental Laws," including without limitation, as amended, the federal Oil Pollution Act of 1990, Clean Water Act, Rivers and Harbors Acts, Clean Air Act, Comprehensive Environmental Response, Compensation and Liability Act, Solid Waste Disposal Act, Resource Conservation and Recovery Act and related or analogous state and local laws or other requirements and common law) and is in compliance with all licenses, permits and other authorizations required under any Environmental Law; (b) there is no claim pending or threatened against Seller, alleging liability or noncompliance under any Environmental Law; and (c) there have not been any releases on any property or facility now owned, leased or otherwise operated by Seller of any Hazardous Materials in such form or quantity as to make Seller liable under any Environmental Law.

        2.15    Permits.    Section 2.15 of the Seller Disclosure Schedule contains a true and complete list of all Permits used in and material to the operations of the Business, setting forth the owner, the function and the expiration and renewal date of each. Except as disclosed in Section 2.15 of the Seller Disclosure Schedule:

            (i)  Seller owns or validly holds all Permits that are material to the Business as it is currently conducted;

          (ii)  each Permit listed on the Seller Disclosure Schedule is valid, binding and in full force and effect; and

          (iii)  Seller is not in default and has not received any notice that it is in default (or with the lapse of time would be in default), and, to Seller's knowledge, no event has occurred that with notice (or with lapse of time) would cause Seller to be in default, under any such Permit.

        2.16    Contracts.    (a) As of the date of this Agreement, except as set forth on the Seller Disclosure Schedule, Seller is not, with respect to the Business, a party to or bound by:

            (i)  any contract or option for the purchase or sale of real property;

          (ii)  any contract for the purchase of raw materials, supplies, services or equipment that Seller reasonably anticipates will involve the annual payment of more than $25,000 after the date hereof;

          (iii)  any contract for the sale of products or services of its business that Seller reasonably anticipates will involve the annual payment of more than $25,000;

          (iv)  any consignment, distributor, dealer, manufacturer's representative, sales agency, advertising representative or advertising or public relations contract which Seller reasonably anticipates will involve the annual payment by it of more than $25,000 after the date hereof;

          (v)  any agreement which provides for the incurrence by Seller of debt for borrowed money in excess of $25,000 including capitalized leases;

          (vi)  any agreement containing confidentiality obligations, or competitive restraints on the ability of Seller to purchase supplies, sell any products or services or otherwise conduct its business; or

        (vii)  any Tax sharing arrangement with any entity or person pursuant to which Purchaser will have to make any payments based on the transactions contemplated by this Agreement ((i)-(vii), collectively, the "Seller Agreements").

        (b)  Each of the Seller Agreements constitutes a valid and binding obligation of Seller, enforceable in accordance with its terms (subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting creditors' rights and to general equity principles). Seller is not in breach or default under any of the Seller Agreements where the aggregate impact of all such breaches and defaults would have a Material Adverse Effect on the Business. No condition exists or has occurred which, with the giving of notice or lapse of time, or both, would constitute a default or accelerate the maturity of, or otherwise modify, any of the Seller Agreements, and no default by any other party to any of the Seller Agreements is known by Seller where the aggregate impact of all of such defaults or modifications would have a Material Adverse Effect on the Business. All of the Seller Agreements are in full force and effect. Complete and correct copies of each of the Seller Agreements have been made available to Purchaser by Seller or will be made available prior to delivery of the Seller Disclosure Schedule.

        2.17    Smith Contract.    Seller has delivered to Purchaser a true and complete copy of the Smith Contract, together with all amendments and supplements thereto. The Smith Contract is in full force and effect and constitutes a legal, valid and binding agreement, enforceable in accordance with its terms, of Seller and, to the knowledge of Seller, of each other party thereto. Seller is not in violation or breach of or default under the Smith Contract. Seller has the right to assign the Smith Contract to MGI, subject to required regulatory approvals, and obtaining the consent of Smith's, which consent cannot be unreasonably withheld.

        2.18    Location Contracts.    Seller shall deliver to Purchaser prior to delivery of the Seller Disclosure Schedule a true and complete list of the Location Contracts (true and complete copies or, if none, reasonably complete and accurate written descriptions of which, together with all amendments and supplements thereto, have been delivered or made available to Purchaser prior to the execution of this Agreement or will be made available prior to delivery of the Seller Disclosure Schedule), to which Seller is a party. Each Location Contract required to be disclosed in Section 2.18 of the Seller Disclosure Schedule is in full force and effect and constitutes a legal, valid and binding agreement, enforceable in accordance with its terms, of Seller and, to the knowledge of Seller, of each other party thereto. Seller is not in violation or breach of or default under any Location Contract (or with notice or lapse of time or both, would be in violation or breach of or default under any such Location Contract) which Location Contract during the twelve (12) month period ended on June 30, 2002, accounted for Fifty Thousand Dollars ($50,000) or more: (i) in total win (if such location is operated under a space lease agreement) or (ii) net win (if such location is operated under a participation agreement), the effect of which would reasonably be expected to result in the termination of Seller's rights under such Location Contract. Schedule 2.18 sets forth the amount of any future payments exceeding $25,000 required of Seller under the terms of any Location Contract.

        2.19    No Other Representations or Warranties.    Except for the representations and warranties of Seller expressly contained in this Agreement, neither Seller nor any other person acting for Seller makes any other representation or warranty, express or implied, and Seller hereby disclaims any such representation or warranty, with respect to the execution, delivery or performance by Seller of this Agreement notwithstanding the delivery or disclosure to Purchaser or any of its affiliates or any other person of any documentation or other information by Seller or any of its representatives or any other person with respect to any of such matters. Without limiting the generality of the foregoing, Seller disclaims any representations and warranties that could be deemed to have been made in any of the information set forth any confidential descriptive memorandum furnished to Purchaser.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF PURCHASER

        The disclosure schedule delivered by Purchaser to Seller on or before the date of this Agreement (the "Purchaser Disclosure Schedule"), shall be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Article III and the disclosure in any paragraph shall qualify other paragraphs in this Article III only to the extent that it is reasonably apparent from a reading of such disclosure that it also qualifies or applies to such other paragraphs. Purchaser represents and warrants to Seller that:

        3.1    Organization; Authority and Enforceability.    Purchaser is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. Purchaser has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions provided for hereby have been duly authorized by the Board of Directors of Purchaser and no other corporate proceeding on the part of Purchaser is necessary to authorize the execution or delivery of this Agreement or the consummation of any of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Purchaser and, assuming due authorization, execution and delivery by Seller, constitutes a legal, valid and binding obligation of Purchaser, enforceable against it in accordance with its terms.

        3.2    No Breach.    Neither the execution and delivery of this Agreement nor the performance by Purchaser of its obligations hereunder nor the consummation of the transactions provided for hereby does or will:

          (a)  conflict with or violate any provision of the certificate of incorporation, bylaws or any other governing document of Purchaser;

          (b)  to the knowledge of Purchaser, violate, conflict with or result in the breach or termination of, or constitute a default, event of default (or an event which with notice, lapse of time, or both, would constitute a default or event of default), under the terms of, any contracts, agreements, commitments, undertakings, leases, licenses, mortgages, bonds, notes or other instruments or Permits to which Purchaser is a party or by which it or any of its properties or assets are bound; or

          (c)  to the knowledge of Purchaser, constitute a violation by Purchaser of any Laws or Judgments,

  except in the case of (b) or (c) for any such matters that would not, either individually or in the aggregate, have a material adverse effect on the ability of Purchaser to perform its obligations under this Agreement.

        3.3    Consents.    No material Consent is required to be made or obtained by Purchaser in connection with the execution, delivery or enforceability of this Agreement or the consummation of any of the transactions provided for hereby, except for: (a) the filing with the Federal Trade Commission and the Antitrust Division of the Department of Justice of a premerger notification and report form by Purchaser under the HSR Act and (b) a determination that the transactions contemplated by this Agreement are acceptable to the Nevada Gaming Commission.

        3.4    Brokers.    No person has acted directly or indirectly as a broker, finder, consultant, intermediary or financial advisor for Purchaser in connection with the transactions contemplated hereby and no person is entitled to any fee or commission or like payment from Purchaser in respect thereof based in any way on any agreement, arrangement or understanding made by or on behalf of Purchaser.

        3.5    Actions and Proceedings.    There is no action or Proceeding pending or, to the knowledge of Purchaser, threatened against Purchaser or any of its affiliates that questions the validity of this Agreement or any action taken or to be taken by Purchaser in connection with, or which seeks to enjoin or obtain monetary damages in respect of, the consummation of the transactions contemplated hereby, or which would reasonably be expected to impair materially Purchaser's ability to effect the Closing.

        3.6    Financing.    Purchaser has discussed with its financial advisor the funding required by Purchaser to consummate the transactions contemplated by this Agreement and has been advised and determined that adequate funding to consummate the transactions contemplated by this Agreement should be available to Purchaser.

ARTICLE IV
COVENANTS OF SELLER

        4.1    Conduct of Business.    During the period from the date of this Agreement to the Closing, except as specifically contemplated by this Agreement, including the Seller Disclosure Schedule, or as otherwise consented to in writing by Purchaser, Seller will with respect to the Business:

          (a)  carry on the Business only in the ordinary course in substantially the same manner as heretofore conducted;

          (b)  use commercially reasonable efforts to (i) preserve intact the present business organization and reputation of the Business, (ii) keep available (subject to dismissals, voluntary departures and retirements in the ordinary course of business consistent with past practice) the services of the present officers, employees and consultants of the Business, (iii) maintain the assets and properties of the Business in good working order and condition, ordinary wear and tear excepted, (iv) maintain the goodwill of customers, suppliers, lenders and other persons to whom Seller sells goods or provides services or with whom Seller otherwise has significant business relationships and (v) continue all current sales, marketing and promotional activities relating to the operations of the Business;

          (c)  except to the extent required by applicable Law, cause the Business Records to be maintained in the usual, regular and ordinary manner;

          (d)  (i) use commercially reasonable efforts to maintain in full force and effect until the Closing substantially the same levels of coverage of insurance on the Business' properties and assets as are currently in effect, and (ii) to the extent requested by Purchaser prior to the Closing Date, use commercially reasonable efforts to cause such insurance coverage held by any person (other than Seller) for the benefit of Seller to continue to be provided at the expense of Seller for up to 180 calendar days after the Closing on substantially the same terms and conditions as provided on the date of this Agreement;

          (e)  not acquire any single asset having a value in excess of $25,000 or more that will be a Purchased Asset;

          (f)    except to the extent required by applicable Law, not permit any material change in (i) any pricing, investment, accounting, financial reporting, inventory, credit, allowance or tax practice or policy of the Business, (ii) any method of calculating any bad debt, contingency or other reserve of the Business for accounting, financial reporting or tax purposes, (ii) its accounting procedures or practices unless mandated by GAAP or (iv) the fiscal year of the Business;

          (g)  not violate, breach or default under in any material respect, or take or fail to take any action that (with or without notice or lapse of time or both) would constitute a material violation or breach of, or default under, any term or provision of any Permit or Consent held or used by the Business to which Seller is a party or by which any of the Purchased Assets are bound;

          (h)  not fail to make capital expenditures in the ordinary course of business;

          (i)    not dispose of, or incur any lien (other than a Permitted Encumbrance) on, any assets and properties of the Business, other than in the ordinary course of business consistent with past practice;

          (j)    not write off or write down any of its assets and properties of the Business, other than in the ordinary course of business consistent with past practice; or

          (k)  not agree to take any of the actions set forth in the foregoing subparagraphs (e) through (j).

        4.2    Inspections.    During the period from the date of this Agreement to the Closing, Seller shall permit Purchaser and its representatives full access to the books, records, facilities, properties, assets and operations of the Business; provided that such access is reasonable and shall not interfere with the normal business and operations of the Business. Seller shall arrange for Purchaser and its representatives to discuss with appropriate officers, employees and representatives of Seller such matters related to the transactions provided for herein as Purchaser may reasonably request.

        4.3    Financial Statements.    Following the signing of this Agreement, Seller shall use commercially reasonable efforts to promptly prepare and deliver to Purchaser copies of the Financial Statements. Seller will deliver to Purchaser copies of the unaudited comparative financial statements of the Business for each calendar quarter ending prior to the Closing Date commencing with the calendar quarter ending September 30, 2002, (the "Quarterly Financial Statements"). The Quarterly Financial Statements will be delivered in a format and time frame consistent with financial reports to be filed by Purchaser with the Securities and Exchange Commission. Seller also agrees to deliver to Purchaser copies of unaudited financial statements of the Business for each calendar month after the date hereof and prior to the Closing Date which month or months are not otherwise included in the Quarterly Financial Statements. Seller shall, if required, authorize Deloitte & Touche to consent to the inclusion of the Financial Statements in filings made by HGI with the Securities and Exchange Commission or in HGI's Rule144A offering memorandum.

        4.4    Material Adverse Change.    From the date hereof to the Closing Date, Seller shall use its reasonable efforts to keep Purchaser informed from time to time concerning any Material Adverse Changes that may occur affecting the Business. For purposes of this Agreement, a "Material Adverse Change" means any material adverse change in the Business, properties, results of operations, condition (financial or otherwise) of the Business, taken as a whole. For a period of up to sixty (60) calendar days prior to the Closing Date, a senior executive of Seller shall meet with Purchaser on a biweekly basis to provide Purchaser with an overview and assessment of the Business. Purchaser acknowledges, agrees and understands that such meetings are to provide information about the Business and that Purchaser shall not be entitled to supervise, instruct or manage the Business.

        4.5    Non-Competition.

        (a)  For a period of five (5) years from the Closing Date, Seller shall not, and shall cause its officers, directors, employees, subsidiaries, Affiliates, successors and assigns not to, directly or indirectly, conduct in Nevada a business that offers to or does install and operate gaming machines in grocery stores, drug stores, merchandise stores, convenience stores, restaurants, taverns or similar business enterprises (except to the extent that such businesses are located in casinos or casino complexes), whether on a space lease or participation basis, similar to the Business as conducted on the

Closing Date, including, without limitation, as a stockholder, consultant, partner, owner, lender (other than in the ordinary course of business), principal, member, officer, employee or otherwise, of any entity that is conducting such business in the State of Nevada.

        (b)  The restrictions set forth in Section 4.5(a) shall not apply to:

            (i)  the design, manufacture, sale or leasing of gaming products by Seller or any of its existing or future Affiliates;

          (ii)  the design, manufacture, sale, leasing or operation of linked or stand-alone participation gaming machines in which Seller or any of its existing or future Affiliates participates in the revenue from gaming machines operated by customers, including customers that own and operate slot routes;

          (iii)  the installation and operation of gaming machines at the Reno/Tahoe International Airport located in Reno, Nevada whether on a space basis or a participation basis under Seller's existing agreement and under any new agreement that may be obtained by Seller or any of its affiliates in the future;

          (iv)  the making of loans or advances of any nature by Seller or any of its existing or future Affiliates to purchasers and operators, including proposed operators, of gaming machines and the acquisition by Seller or any of its existing or future Affiliates of an interest in a slot route operator through the enforcement or other collection of such loans provided that Seller shall thereafter use commercially reasonable efforts to divest itself of the acquired slot route operations;

          (v)  restrict Seller or any of its existing or future Affiliates from acquiring a Person or a business whose operations or that of any of its Affiliates would otherwise violate the restrictions set forth in Section 4.5(a), provided that the offending operations represented less than 25% of the acquired Person's or business revenues during the 12 complete months preceding the acquisition and Seller shall thereafter use commercially reasonable efforts to divest itself of the acquired slot route operations;

          (vi)  any surviving entity in a merger or consolidation involving IGT where the shareholders of IGT immediately prior to the merger or consolidation own less than 50% of the surviving entity immediately following such transaction; and

        (vii)  the ownership by IGT or any of its Affiliates of (a) an ownership interest in Purchasers or (b) not more than 5% of the outstanding equity securities of any entity that would otherwise violate the provisions of Section 4.5(a), if such stock is listed on a national securities exchange or regularly traded on the Nasdaq Stock Market or in the Over-the-Counter market by a member of a national securities exchange.

        (c)  In addition, Seller agrees that neither Seller nor any of its Affiliates will bid on any proposed contract to replace the Smith Contract prior to January 1, 2011.

        (d)  Seller and Purchaser agree that the period of time and the geographic areas applicable to the covenants contained in this Section 4.5 are reasonable in light of (i) the business conducted by Seller prior to the Closing Date, and (ii) Seller's knowledge of the Business, including but not limited to the manner and processes of the conduct of the Business.

        (e)  If any such period or such area should be adjudged in excess of that permitted by Law in any judicial proceeding, then the period of time shall be reduced by such number of years or such areas shall be reduced by elimination of such portion of such area, or both, as deemed in excess of that permitted by Law so that this Section 4.5 may be enforced in such area and during such period of time as are adjudged permitted by Law.

ARTICLE V
ADDITIONAL AGREEMENTS

        5.1    Further Actions.    Subject to the terms and conditions herein provided, each of the parties hereto agrees to use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under all applicable Laws to consummate and make effective the transactions contemplated by this Agreement. Subject to the terms and conditions herein provided. Seller and Purchaser will, and will cause each of their respective affiliates to, (a) use their commercially reasonable efforts to obtain all Consents or Permits necessary or advisable to consummate and make effective the transactions contemplated by this Agreement, including without limitation the Consents required from the Nevada Gaming Commission and the expiration of the waiting period under the HSR Act provided, however, that this undertaking shall in no event require Seller or any of its affiliates be required to dispose of any assets or to limit the operation of its business or that of any of its affiliates, and (b) use their commercially reasonable efforts to cause each of the conditions precedent to their respective obligations provided for in Article VI to be satisfied provided, however, that this undertaking shall in no event require Seller or any of its affiliates be required to make any payment to or forfeit any deposit previously made under the Smith Contract or to agree to any modifications to the Smith Contract. In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers or directors of Seller or Purchaser, as the case may be, shall take all such necessary action.

        5.2    Certain Notifications.    At all times prior to the Closing Date, each party shall promptly notify the other in writing of the occurrence of any event which will or may result in the failure of any of the conditions contained in Article VI to be satisfied.

        5.3    Employees.

        (a)  Purchaser shall offer employment to and will continue such employment of a sufficient number of Business Employees such that Seller will not have been obligated to provide the notices required by the federal Worker Adjustment and Retraining Notification Act ("WARN Act"). The Business Employees accepting employment by Purchaser shall be referred to hereafter as the "Continuing Employees." Purchaser's offers of employment shall be at such wage, salary and benefit levels as Purchaser may determine in its own absolute discretion.

        (b)  Seller shall remain responsible for any and all obligations which may arise as a result of the election of Purchaser not to employ certain Business Employees consistent with the provisions of Section 5.3(a) and Seller shall defend, indemnify and hold Purchaser harmless against any and all such obligations. Purchaser shall assume responsibility for any and all obligations which may arise as a result of the termination of any Continuing Employees from and after the Closing Date and Purchaser shall defend, indemnify and hold Seller harmless against any and all such obligations.

        (c)  Purchaser shall not be responsible for any accrued benefit, vacation pay, incentive compensation, wages or salaries of any Continuing Employees arising prior to the Closing Date. To the extent that Purchaser employs Continuing Employees, Purchaser shall only be responsible for the payment of the salaries, wages, incentive compensation or benefits of such Continuing Employees accruing on or after the Closing Date.

        5.4    Tax Matters.

        (a)  Seller and Purchaser acknowledge and agree that (i) Seller will be responsible for and will perform all withholding, payment and reporting duties with respect to Taxes attributable to any wages and other compensation paid by Seller to any of Seller's employees in connection with the operation or conduct of the Business prior to or on the Closing Date and (ii) Purchaser will be responsible for and will perform all withholding, payment and reporting duties with respect to Taxes attributable to any wages and other compensation paid by Purchaser to any Continuing Employee.

        (b)  Seller and Purchaser acknowledge and agree that Purchaser shall be responsible for all sales and transfer taxes incurred as a result of the transactions contemplated by this Agreement.

        (c)  Allocation of Consideration.

          (i)    Seller and Purchaser recognize their mutual obligations pursuant to Section 1060 of the Code to file timely IRS Form 8594 (the "Asset Acquisition Statement") with each of their respective federal income Tax Returns. Accordingly, Seller and Purchaser shall, within the later of (A) 60 days after the Closing and (B) 14 days after the Purchase Price is finally determined under Section 1.7, each deliver to the other party a proposed statement, allocating the Purchase Price (plus Assumed Liabilities and any other consideration, to the extent required to be taken into account under Section 1060 of the Code) among the Purchased Assets and the covenants of Seller (including those set forth in the Collateral Agreements) and the statutory jurisdictions in which these assets reside.

          (ii)  Following the delivery of the proposed statements, the parties will use reasonable commercial efforts to agree on an allocation and an Asset Acquisition Statement. If, within 15 days after delivery of the proposed statements, Seller and Purchaser are unable, in good faith, to reach such an agreement, Seller and Purchaser will each use their respective proposed allocation statements. If, within 15 days after delivery of the proposed statements, Seller and Purchaser shall have agreed on an allocation and an Asset Acquisition Statement, then Seller and Purchaser shall file the Asset Acquisition Statement in the form so agreed and will act in accordance with the Asset Acquisition Statement in the preparation, filing and audit of any Tax Return.

          (iii)  If an adjustment is made with respect to the Purchase Price pursuant to Section 1.7, and such adjustment has not been taken into account previously, then the Asset Acquisition Statement shall be adjusted in accordance with Section 1060 of the Code. Purchaser and Seller agree to file any additional information return required to be filed pursuant to Section 1060 of the Code.

        5.5    Press Releases; Public Announcements.    Purchaser and Seller will consult with each other as to the form, substance and timing of the initial public disclosure of matters related to this Agreement, or any of the transactions contemplated hereby, and no public disclosure will be made by one without the consent of the other, which consent will not be unreasonably withheld or delayed; provided that each of Purchaser and Seller may make such disclosures as are necessary to comply with any requirement of law after making good faith efforts under the circumstances to consult in advance with the other.

        5.6    No Solicitation.    Until the earlier to occur of the Closing Date and the termination of this Agreement in accordance with Section 7.1, Seller will not, and will not cause or permit its directors, officers, employees, representatives or agents (collectively, the "Representatives") to, directly or indirectly, (i) discuss, negotiate, undertake, authorize, recommend, propose or enter into, either as the proposed surviving, merged, acquiring or acquired corporation, any transaction involving a merger, consolidation, business combination, purchase or disposition of all or substantially all of the assets of the Business other than (i) the transactions contemplated by this Agreement or (ii) the sale by Seller of the capital stock of one or more of its subsidiaries not involved in the Business (an "Acquisition Transaction"), (ii) facilitate, encourage, solicit or initiate discussions, negotiations or submissions of proposals or offers in respect of an Acquisition Transaction, (iii) furnish or cause to be furnished, to any Person, any information concerning the Business or assets of the Business in connection with an Acquisition Transaction, or (iv) otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt by any other person to do or seek any of the foregoing. Seller will inform Purchaser in writing immediately following the receipt by Seller or any Representative of any proposal or inquiry in respect of any Acquisition Transaction.

        5.7    Financing.    Purchaser will use commercially reasonable efforts to obtain all financing necessary to consummate, on or before January 31, 2003, the transactions contemplated in this Agreement.

        5.8    Smiths Consent.    Purchaser shall, within five business days of the receipt from Seller of the Smiths Consent advise Seller in writing whether such consent is not satisfactory to it and unless it so advises Seller, Purchaser shall be deemed to have approved of the Smiths Consent. If Purchaser advises Seller that the Smith Consent is not satisfactory, then either Seller of Purchaser may thereafter terminate this Agreement.

ARTICLE VI
CONDITIONS PRECEDENT TO CLOSING

        6.1    Conditions Precedent to Obligations of Purchaser.    The obligations of Purchaser to purchase the Purchased Assets at the Closing are subject to the satisfaction at or prior to the Closing of each of the following conditions (unless satisfaction of any such condition is expressly waived by Purchaser in writing):

        (a)  The representations and warranties of Seller contained in Article II shall be accurate in all material respects as of the date hereof and as of the Closing Date as though restated on and as of such date (except in the case of any representation or warranty that by its terms is made as of a date specified therein, which shall be accurate in all material respects as of such date);

        (b)  Seller shall have performed and complied with, in all material respects, all agreements, covenants and obligations required by this Agreement to be performed or complied with by it prior to or at the Closing;

        (c)  No Material Adverse Change in the Business shall have occurred;

        (d)  No Proceeding by any Governmental Authority shall be pending which seeks to prohibit or declare illegal the transactions contemplated by this Agreement and no Law or Judgment shall be in effect having any such result;

        (e)  The consent of the Nevada Gaming Commission and any Permits or Consents for officers and directors of Purchaser from the Nevada Gaming Commission, shall have been obtained and all waiting periods specified under the HSR Act, shall have expired or been terminated;

        (f)    Seller shall have executed and delivered the Collateral Agreements;

        (g)  Seller shall have obtained (and delivered a copy to Purchaser) the written consent of Smith, in a form and on terms, including any changes made to the Smith Contract after the date hereof, satisfactory to Purchaser, to the assignment of the Smith Contract to Purchaser;

        (h)  Seller shall have entered into the Intellectual Property Agreement with Purchaser in substantially the form of Exhibit D hereto;

        (i)    Seller shall have received a duly executed and delivered guaranty by IGT of the indemnification obligations of Seller hereunder substantially in the form of Exhibit E hereto;

        (j)    Purchaser shall have received from Seller a certificate, signed by an appropriate officer of Seller, as to the satisfaction of the conditions set forth in paragraphs (a) and (b) of this Section 6.1; and

        (k)  Purchaser shall have received the Seller Disclosure Schedule and shall be satisfied with the content and information disclosed therein.

        6.2    Conditions Precedent to Obligations of Seller.    The obligations of Seller to sell the Purchased Assets at the Closing are subject to the satisfaction at or prior to the Closing of each of the following conditions (unless satisfaction of any such condition is expressly waived by Seller in writing):

        (a)  The representations and warranties of Purchaser contained in Article III shall be accurate in all material respects as of the date hereof and as of the Closing Date as though restated on and as of such date (except in the case of any representation or warranty that by its terms is made as of a date specified therein, which shall be accurate in all material respects as of such date);

        (b)  Purchaser shall have performed and complied with, in all material respects, all agreements, covenants and obligations required by this Agreement to be performed or complied with by it prior to or at the Closing;

        (c)  No Proceeding by any Governmental Authority shall be pending which seeks to prohibit or declare illegal the transactions contemplated by this Agreement and no Law or Judgment shall be in effect having any such result;

        (d)  The consent of the Nevada Gaming Commission, shall have been obtained and all waiting periods specified under the HSR Act, shall have expired or been terminated;

        (e)  Purchaser shall have delivered the Target Purchase Price to Seller as provided in Section 1.5;

        (f)    Seller shall have executed and delivered the Collateral Agreements;

        (g)  Seller shall have obtained the written consent of Smith to the assignment of the Smith Contract to Purchaser and the release of Seller from any post-assignment liability under the Smith Contract, in a form and on terms, including any changes made to the Smith Contract after the date hereof, satisfactory to Seller; and

        (h)  Seller shall have received from Purchaser a certificate, signed by an appropriate officer of Purchaser, as to the satisfaction of the conditions set forth in paragraphs (a) and (b) of this Section 6.2.

ARTICLE VII
TERMINATION

        7.1    Grounds for Termination.    This Agreement may be terminated at any time prior to the Closing Date:

        (a)  By the written agreement of each of Purchaser and Seller;

        (b)  By Seller if it shall have determined in good faith that one or more of the conditions set forth in Section 6.2 cannot be fulfilled as a result of an occurrence or event beyond the control of Seller;

        (c)  By Purchaser if it shall have determined in good faith that one or more of the conditions set forth in Section 6.1 cannot be fulfilled as a result of an occurrence or event beyond the control of Purchaser;

        (d)  By either Purchaser or Seller if any permanent injunction or Proceeding by any Governmental Authority of competent jurisdiction enjoining, denying approval of or otherwise prohibiting consummation of any of the transactions contemplated by the Agreement becomes final and nonappealable;

        (e)  By Purchaser at any time during the five business day period after Seller has delivered to Purchaser the Seller Disclosure Schedule if, within such time period, Purchaser determines it is not satisfied with the content and information disclosed therein;

        (f)    By either Purchaser or Seller if the Closing shall not have occurred on or prior to January 31, 2003; provided, that the failure to close by such date was not caused by the terminating party; or

        (g)  By either Purchaser or Seller in accordance with Section 5.8 hereof.

        7.2    Procedure for Termination.

        (a)  In the event of termination and abandonment by Purchaser or Seller, or both, pursuant to Section 7.1 hereof, written notice thereof shall forthwith be given to the other party or parties, and this Agreement shall terminate, and the purchase of the Purchased Assets hereunder shall be abandoned, without further action by Purchaser or Seller.

        (b)  In the event of termination and abandonment for any reason, each party shall redeliver all documents, work papers and other material of any other party relating to the transactions contemplated hereby, including all copies thereof, whether so obtained before or after the execution hereof, to the party furnishing the same, including, but not limited to, information furnished to Purchaser relating to the business of Anchor, slot location leases, licenses, operating agreements, financial information and financial projections.

        7.3    Effect of Termination.    In the event that this Agreement is validly terminated as provided herein and in accordance with Article VII hereof, then each of the parties shall be relieved of their duties and obligations arising under this Agreement after the date of such termination and such termination shall be without liability to Purchaser or Seller; provided, however, that the obligations of the parties set forth in Sections 9.1 hereof shall survive any such termination and shall be enforceable hereunder; provided, further, however, that nothing in this Section 7.3 shall relieve Purchaser or Seller of any liability for a breach of this Agreement.

ARTICLE VIII
INDEMNIFICATION

        8.1    Obligations of Seller.

        (a)  Seller agrees to indemnify and hold harmless Purchaser, and its directors, officers, employees, affiliates, agents and assigns from and against any action, cost, damage, disbursement, expense, liability, loss, deficiency, diminution in value, obligation, penalty or settlement of any kind or nature, whether foreseeable or unforeseeable, including but not limited to, interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses incurred in the investigation, collection, prosecution and defense of claims and amounts paid in settlement, that may be imposed on or otherwise incurred or suffered by the specified person (collectively, "Losses") of Purchaser, directly or indirectly, as a result of, or based upon or arising from:

          (i)    any material inaccuracy in or material breach or nonperformance of any of the representations, warranties, covenants or agreements made by Seller in or pursuant to this Agreement;

          (ii)  any other matter as to which Seller in other provisions of this Agreement has agreed to indemnify Purchaser;

          (iii)  any liability or obligation of Seller or any of its Affiliates not expressly assumed by Purchaser pursuant to Section 1.3 hereof without regard to the date of origination; or

          (iv)  any Excluded Liabilities.

        (b)  Notwithstanding the provisions of Section 8.1(a) above, Purchaser shall be entitled to indemnity from Seller for claims arising under Section 8.1(a)(i) only after the aggregate claims thereunder ("Aggregate Claims") exceeds $200,000 (the "Indemnification Deductible"), and then only for the amount of such excess. In no event shall Purchaser be entitled to indemnification under Section 8.1(a)(i) for an amount, in the aggregate, in excess of $6,200,000 (the "Indemnification Cap").

        8.2    Obligations of Purchaser.

        (a)  Purchaser agrees to indemnify and hold harmless Seller, and its respective directors, officers, employees, shareholders, affiliates, agents and assigns, from and against any Losses of Seller, directly or indirectly, as a result of, or based upon or arising from:

          (i)    Any material inaccuracy in or material breach or nonperformance of any of the representations, warranties, covenants or agreements made by Purchaser in or pursuant to this Agreement;

          (ii)  any other matter as to which Purchaser in other provisions of this Agreement has agreed to indemnify Seller;

          (iii)  any of the Assumed Liabilities;

          (iv)  any third party claims in respect of the Purchased Assets, Assumed Liabilities or the Business (or regarding the conduct of the Business) which arise after the Closing; or

          (v)  any loss, claim, damage, liability or expense as a result of a claim brought by a purchaser of securities to which Seller may become subject, under the Securities Act of 1933, the Securities and Exchange Act of 1934 or other federal or state statutory law or regulation, insofar as such claim, damage, liability or expense arises out of or is based upon the untrue statement or alleged untrue statement of a material fact contained in Purchaser's private offering memorandum, subsequent registration statement or other required SEC disclosure document or arises out of or is based upon the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing indemnity shall not affect the Purchaser's ability to seek recovery for any loss, claim, damage, liability or expense incurred by the Purchaser for breaches of Seller's representations and warranties.

        8.3    Certain Tax Matters.

        (a)    Seller Indemnity.    Seller agrees to indemnify, defend and hold harmless Purchaser against (i) any Tax payable by or on behalf of Seller or any of its Affiliates, (ii) any deficiencies in any Tax payable by or on behalf of Seller or any of its Affiliates with respect to any period ending (or treated by this Agreement as ending) on or prior to the Closing Date, (iii) Taxes of any member of a consolidated or combined tax group of which Seller or any of its Affiliates are, or were at any time, a member, for which Purchaser is jointly or severally liable, (iv) any claim or demand for reimbursement or indemnification resulting from any transfer by Seller prior to the Closing to any other person of any Tax benefits or credits attributable to the Business, the Purchased Assets or the Assumed Liabilities, or assumption of any Tax liability arising out of the transfer of the Purchased Assets, including assumption of the Assumed Liabilities, and (v) with respect to any Taxes payable by Purchaser with respect to the operation of the Business and the ownership of the Purchased Assets (other than Purchaser's income or franchise taxes) due for periods commencing on or prior to and ending after the Closing Date (whether or not assessed prior to the Closing Date), a pro-rata share of such Taxes, calculated as if the period ended on the Closing Date. Notwithstanding the foregoing, Seller shall not be liable to Purchaser and Seller shall not indemnify Purchaser for any Taxes payable pursuant to Section 5.4(b).

        (b)    Audit Matters.    Seller shall have the responsibility for, and the right to control, at Seller's expense, the audit (and disposition thereof) of any Tax Return relating to periods ending on or prior to the Closing Date and shall have the right to participate in the disposition of the audit of any Tax Return relating to the periods ending after the Closing Date if and to the extent that such audit or disposition thereof could give rise to a claim for indemnification hereunder. Purchaser shall have the right directly or through its designated representatives, to review in advance and comment upon all submissions made in the course of audits or appeals thereof to any Governmental Authority relating to periods ending (or treated by this Agreement as ending) on or prior to the Closing Date and to approve the disposition of any audit adjustment with respect to such periods if such disposition will or might reasonably be expected to result in an increase in Taxes of Purchaser for any period beginning at or after the Closing.

        Without in any way limiting Seller's or Purchaser's obligation to make indemnification payments under this Agreement, if any Loss or Tax with respect to which any claim for indemnification is made under this Agreement (a "Claim") gives rise to a Tax Benefit to the person making the Claim or any Affiliate of such person (such person or Affiliate, the "Claimant") in a taxable period, or portion thereof, beginning after the Closing Date, then the amount of the related indemnity payment shall be reduced by the amount of such Tax Benefit. For purposes of this Agreement, "Tax Benefit" means the amount by which the Tax liability of a Claimant for a taxable period is reduced (including, without limitation, by deduction, reduction of income upon a sale, disposition or other similar transaction as a result of increased Tax basis, receipt of a refund of Taxes or use of a credit of Taxes) plus any related interest (net of Taxes payable thereon) received from the relevant Tax authority, as a result of incurring or suffering any such Loss or Tax. The amount of any Tax Benefit for a Claimant for a taxable period shall be calculated by comparing (x) the Tax liability of such Claimant computed without regard to any losses, deductions, credits or other Tax items attributable to such Loss or Tax, to (y) the Tax liability of such Claimant computed taking into account any losses, deductions, credits or other Tax items attributable to such Loss or Tax; provided, however, that if the Tax liability in question pertains to a consolidated, combined or unitary Tax Return that includes Claimant, the Tax Benefit shall be computed by reference to the consolidated or combined Tax Liability of the affiliated companies included in such Tax Return rather than to the separate Tax Liability of Claimant; provided further that if the party obligated to make such indemnity payment under this Agreement (the "Paying Party") receives evidence demonstrating that such Claimant has not previously used, and will not be able to use in the taxable period in which such indemnity payment is to be made, all or a portion of such Tax Benefit, then (i) the amount of the indemnity payment shall be reduced only by the portion of such Tax Benefit (if any) that such Claimant has previously used or will be able to use in such taxable period and (ii) the party entitled to receive such indemnity payment under this Agreement (the "Payee") will be obligated to pay to such Paying Party the amount of any unused portion of such Tax Benefit at such times or times as and to the extent that such Claimant actually uses such portion. Seller and Purchaser agree to provide (and agree to cause any Affiliate or Claimant to provide) each other and each other's designated representatives with assistance and such documents and records reasonably requested by them that are relevant to their ability to determine whether there is, and the amount of, a Tax Benefit, including copies of Tax Returns, schedules, and related supporting documents.

        8.4    Procedure.

        (a)    Notice.    Any party seeking indemnification (an "Indemnified Party") with respect to any Loss shall give notice thereof to the party required to provide indemnity hereunder (the "Indemnifying Party"). Notwithstanding the foregoing, (i) no Indemnified Party shall have any obligation to give any notice of any asserted liability by a third party unless such assertion is in writing, and (ii) the rights of any Indemnified Party to be indemnified in respect of any Loss resulting from the asserted liability shall not be adversely affected by the Indemnified Party's failure to give or delay in giving notice unless (and then only to the extent that) the Indemnifying Party is materially prejudiced thereby.

        (b)    Defense.    If any claim, demand or liability is asserted by any third party against any Indemnified Party, the Indemnifying Party shall upon the written request of the Indemnified Party, defend any action or proceeding brought against the Indemnified Party in respect of matters embraced by the indemnity. The parties shall cooperate in the defense of all third party claims which may give rise to any Loss for or against which any party is entitled to indemnification under this Agreement. In connection with the defense of any claim, each party shall make available to the party controlling such defense, any books, records or other documents within its control that are necessary or appropriate for such defense.

        8.5    Survival.

        This Article VIII shall survive any termination of this Agreement.

        8.6    Notice by Seller.

        Seller agrees to notify Purchaser of any liabilities, claims or misrepresentations, breaches or other matters covered by this Article VIII upon discovery or receipt of notice thereof (other than from Purchaser), whether before or after Closing. Purchaser agrees to notify Seller of any liabilities, claims or misrepresentations, breaches or other matters covered by this Article VIII upon discovery or receipt of notice thereof (other than from Seller), whether before or after Closing.

ARTICLE IX
MISCELLANEOUS

        9.1    Confidentiality.    Each party hereto will hold, and will use its best efforts to cause its Affiliates, and in the case of Purchaser, any Person who has provided, or who is considering providing, financing to Purchaser to finance all or any portion of the Target or Final Purchase Price, and their respective representatives to hold, in strict confidence from any Person (other than any such Affiliate, Person who has provided, or who is considering providing, financing or representative), unless (a) compelled to disclose by judicial or administrative process (including, without limitation, in connection with obtaining the necessary approvals of this Agreement and the transactions contemplated hereby of Governmental Authorities) or by other requirements of Law or (b) disclosed in a Proceeding brought by a party hereto in pursuit of its rights or in the exercise of its remedies hereunder, all documents and information concerning the other party or any of its Affiliates furnished to it by the other party or such other party's Representatives in connection with this Agreement or the transactions contemplated hereby, except to the extent that such documents or information can be shown to have been (i) previously known by the party receiving such documents or information, (ii) in the public domain (either prior to or after the furnishing of such documents or information hereunder) through no fault of such receiving party or (iii) later acquired by the receiving party from another source if the receiving party is not aware that such source is under an obligation to another party hereto to keep such documents and information confidential; provided that following the Closing the foregoing restrictions will not apply to Purchaser's use of documents and information concerning the Business furnished by Seller hereunder. In the event the transactions contemplated hereby are not consummated, upon the request of the other party, each party hereto will, and will cause its Affiliates, any Person who has provided, or who is providing, financing to such party and their respective Representatives to, promptly (and in no event later than five (5) business days after such request) redeliver or cause to be redelivered all copies of confidential documents and information furnished by the other party in connection with this Agreement or the transactions contemplated hereby and destroy or cause to be destroyed all notes, memoranda, summaries, analyses, compilations and other writings related thereto or based thereon prepared by the party furnished such documents and information or its representatives.

        9.2    Survival of Representations and Warranties.    All representations and warranties made by either party pursuant to this Agreement shall survive and continue in full force and effect until the first anniversary of the Closing Date (the "Expiration Date"), and any claim for breach thereof must be asserted in writing by the Expiration Date. None of such representations and warranties shall survive the termination of this Agreement pursuant to Section 7.1.

        9.3    Costs and Expenses.    Whether or not the transactions contemplated by this Agreement are consummated, each of the parties to this Agreement shall bear its own expenses incurred in connection with the negotiation, preparation, execution and closing of this Agreement and the transactions provided for hereby.

        9.4    Notices.    All notices or other communications required or permitted by this Agreement shall be effective upon receipt and shall be in writing and delivered personally or by overnight courier, or sent by facsimile, as follows:

        If to Purchaser, to:

    Herbst Gaming, Inc.
    3440 West Russell Road
    Las Vegas, Nevada 89118
    Attn: Sean Higgins
    Fax: (702) 798-8079

        with a copy to:

    Kummer Kaempfer Bonner & Renshaw
    3800 Howard Hughes Parkway, 7th Floor
    Las Vegas, Nevada 89109
    Attn: John N. Brewer
    Fax: (702) 796-7181

        If to Seller, to:

    International Game Technology
    9295 Prototype Drive
    Reno, Nevada 89511
    Attn: Thomas J. Matthews
    Chief Operating Officer
    Fax: (775) 448-

        with a copy to:

    International Game Technology
    9295 Prototype Drive
    Reno, Nevada 89511
    Attn: Sarah Beth Brown and
    Ken Creighton
    Fax: (775) 448-0120

or to such other address as hereafter shall be furnished as provided in this Section 8.3 by any of the parties hereto to the other parties hereto.

        9.5    Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute a single instrument.

        9.6    Entire Agreement.    This Agreement (including the Seller Disclosure Schedule and the Purchaser Disclosure Schedule) sets forth the entire understanding and agreement between the parties as to the matters covered herein and supersedes and replaces any prior understanding, agreement or statement of intent, in each case, written or oral, of any and every nature with respect thereto. Purchaser acknowledges hereby that it has conducted its own independent review and analysis of the Business and the Purchased Assets and Assumed Liabilities and that it has been provided access to the properties, records and personnel of the Business for this purpose. In entering into this Agreement, Purchaser has relied solely upon its own investigation and analysis and the representations and warranties set forth in this Agreement and acknowledges that neither Seller nor any of its affiliates, directors, officers, employees, agents, representatives or advisors makes any representation or warranty, either express or implied, as to the accuracy or completeness of (and agrees that none of such persons shall have any liability or responsibility to it in respect of) any of the information provided or made available to Purchaser or its agents or representatives, except as and only to the extent expressly provided for in this Agreement.

        9.7    GOVERNING LAW.    THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF THE STATE OF NEVADA, INCLUDING VALIDITY, INTERPRETATION AND EFFECT, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

        9.8    No Third Party Rights; Assignment.    This Agreement is intended to be solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any person other than the parties hereto and shall not be assignable without the prior written consent of the other parties.

        9.9    Waivers and Amendments.    No modification of or amendment to this Agreement shall be valid unless in a writing signed by the parties hereto referring specifically to this Agreement and stating the parties' intention to modify or amend the same. Any waiver of any term or condition of this Agreement must be in a writing signed by the party sought to be charged with such waiver referring specifically to the term or condition to be waived, and no such waiver shall be deemed to constitute a waiver of any other breach of the same or of any other term or condition of this Agreement.

        9.10    Interpretation.    When a reference is made in this Agreement to a Section, Exhibit or Schedule, such reference shall be to a Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" and "including" are used in this Agreement., they shall be deemed to be followed by the words "without limitation."

[SIGNATURES ON FOLLOWING PAGE.]

        IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date first written above.

ANCHOR COIN
By:	/s/ JOSEPH MURPHY
Name:	Joseph Murphy
Title:	Vice President/COO of Gaming Operations

HERBST GAMING, INC.
By:	/s/ EDWARD J. HERBST
Name:	Edward J. Herbst
Title:	President

MARKET GAMING, INC.
By:	/s/ EDWARD J. HERBST
Name:	Edward J. Herbst
Title:	President

E-T-T, INC.
By:	/s/ EDWARD J. HERBST
Name:	Edward J. Herbst
Title:	President

S-1

ANCHOR COIN

ROUTE SALE

SCHEDULE 1.1(a)    ASSUMED LEASES

Lease Agreement between Anchor Coin and Freddie's Roost, 6590 North Wingfield Parkway, Sparks, Nevada, dated March 10, 2000.

Lease Agreement between Anchor Coin and B&L Distributing, Inc. dbas The Pantry Food and Spirits, 151 North Sierra Street, Reno, Nevada, dated May 8, 2002.

Lease and Sublease Agreement between Smith's Food & Drug Centers, Inc. and Anchor Coin, dated July 28, 1993.

  First Amendment to Lease and Sublease Agreement, dated June 30, 1994.

  Second Amendment to Lease and Sublease Agreement, dated January 25, 1995.

  Third Amendment to Lease and Sublease Agreement, dated March 28, 1995.

  Fourth Amendment to Lease and Sublease Agreement, dated February 27, 1996.

  Fifth Amendment to Lease and Sublease Agreement, dated April 26, 1996.

  Sixth Amendment to Lease and Sublease Agreement, dated November 13, 1996.

  Seventh Amendment to Lease and Sublease Agreement, dated February 21, 1997.

  Eighth Amendment to Lease and Sublease Agreement, dated December 19, 1997.

  Ninth Amendment to Lease and Sublease Agreement, dated August 4, 1998.

  Tenth Amendment to Lease and Sublease Agreement, dated September 29, 1998.

  Eleventh Amendment to Lease and Sublease Agreement, dated May 3, 1999.

  Twelfth Amendment to Lease and Sublease Agreement, dated March 29, 2000.

  Thirteenth Amendment to Lease and Sublease Agreement, dated January 12, 2001.

  Fourteenth Amendment to Lease and Sublease Agreement, dated October 9, 2002.

  First Affiliate Amendment to Lease and Sublease Agreement between Ralphs Grocery Company (an affiliate of Smith's Food & Drug Centers, Inc.) and Anchor Coin, dated August 23, 2002.

  Hold Harmless Agreement between Smith's Food and Drug Centers, Inc. and Anchor Coin, dated September 2, 1993 (the "Hold Harmless Agreement").

Lease Agreement between Anchor Coin and V.N.N. Corporation dbas Splash N' Go, 1100 East Lake Mead Drive, Henderson, Nevada, dated July 12, 2001.

Master Lease and EZ Route Software License Agreement, dated December 1, 1997.

Letter Agreement dated December 5, 1997 regarding EZ Route Lease.

Addendum to Lease Schedule for Master Lease & EZ Route Software License Agreement, dated December 1, 1997, between IGT and Anchor Gaming, dba Anchor Coin.

SCHEDULE 1.1(c)    ACCOUNTS RECEIVABLE

Anchor Coin has the following notes receivable, of which the repayment is set off against amounts due to Location pursuant to participation agreements (amounts listed below for the principal amounts of the notes and do not necessarily reflect the current amounts due):

Club Monaco	$115,829.36 (reduced by weekly payments)
Note: Anchor Coin has been informed that Club Monaco is being sold and that this note will be paid off at time of sale.
Play of the Day	$25,000 (reduced by weekly payments)
Village Pub	$600,000 (reduced by weekly payments)

The following are consideration payments made by Anchor Coin to the location. These payments are depreciated over the term of the agreement; in the event of early termination, the contract provides for repayment of the pro rata balance of the consideration.

There are additional consideration payments which have been removed from the Seller's books but have similar contractual provisions.

Club Diamond	$50,000 (prior to 6/29/02)
Arco—Craig	$30,000 (prior to 6/29/02)
Lighthouse	$30,000 (8/28/02)
Arco Tropicana & Ft. Apache	$30,000 (10/1/02)
Duffy's	$35,000 (10/4/02)
City Stop No. 8	$50,000 (to be paid)

Anchor Coin has Markers from certain Locations in the Vault.

SCHEDULE 1.1(d)    PRINCIPAL EQUIPMENT

See the attached spreadsheet titled "Appendix 1.1" which contains the information for Schedule 1.1(d).

SCHEDULE 1.1(e)    PERSONAL PROPERTY

See the attached spreadsheet titled "Appendix 1.1" which contains the information for Schedule 1.1(e).

SCHEDULE 1.1(f)    ASSIGNED INTELLECTUAL PROPERTY

License Agreement for Double Down Stud

IGT Multi-Hand Poker Intellectual Property License Agreement, dated June 13, 2002.

Master Lease and EZ Route Software License Agreement, dated December 1, 1997.

Letter Agreement dated December 5, 1997 regarding EZ Route Lease.

Addendum to Master Lease and EZ Route Software License Agreement, dated May 18, 1998.

SCHEDULE 1.1(g)    CONTRACTS; LOCATION CONTRACTS

Those Lease Agreements listed in Schedule 1.1(a) are hereby incorporated in this Schedule 1.1(g) by reference.

2

Participation Agreement between Anchor Coin and Harold J. Spickler dbat 7-11 #13681, 4950 West Charleston, Las Vegas, Nevada, dated April 11, 2002.

Participation Agreement between Anchor Coin and Fre Kapel LLC dbat Arco AM PM, Craig Road and Rainbow, Las Vegas, Nevada, dated February 8, 2002 (Arco #81928).

Participation Agreement between Anchor Coin and United Brothers Enterprises, Inc. dbas Arco AM/PM #81948, Lamb and Owens, Las Vegas, Nevada, dated April 23, 1998 (Arco #81948.

Participation Agreement between Anchor Coin and Rhino Investments LLC dba Hacienda Decatur Mini Mart, 5325 S. Decatur, Las Vegas, Nevada, dated December 23, 1999, as amended by that certain Addendum to Participation Agreement, dated October 2, 2001 (Arco #82057).

Participation Agreement between Anchor Coin and United Brothers L.L.C. dbas Arco AM/PM #82070, S.E. Corner Lamb & Craig, Las Vegas, Nevada, dated September 7, 1999.

Participation Agreement between Anchor Coin and John Milk LLC @ Arco #82094, 1500 West Bonanza, Las Vegas, Nevada, dated January 9, 2001.

Participation Agreement between Anchor Coin and Arco #82153, 209 East Flamingo, Las Vegas, Nevada, dated November 15, 2001.

Participation Agreement between Anchor Coin and Arco #82154, 4380 West Spring Mountain Road, Las Vegas, Nevada, dated November 15, 2001.

Participation Agreement between Anchor Coin and Arco #82155, 3885 East Charleston, Las Vegas, Nevada, dated November 15, 2001.

Participation Agreement between Anchor Coin and Arco #82156, 1619 South Las Vegas Blvd., Las Vegas, Nevada, dated November 15, 2001.

Participation Agreement between Anchor Coin and Mountain Vista LLC dbat Arco Super Store, Mountain Vista and Russell Road, Las Vegas, Nevada, dated March 6, 2000.

Participation Agreement between Anchor Coin and Pale Horse LLC, Las Vegas Blvd. and Lake Mead Drive, Las Vegas, Nevada, dated May 24, 2000 (Arco #7).

Participation Agreement between Anchor Coin and Grizzly Investments LLC dbas Arco (# to be assigned), Tropicana and Fort Apache, Las Vegas, Nevada, dated October 2, 2001.

Participation Agreement between Anchor Coin and Auntee M's, 4275 South Arville, Las Vegas, Nevada, dated January 25, 2001.

Amended and Restated Participation Agreement between Anchor Coin and Bartnel Corporation dba The Barking Frog, 5150 Spring Mountain Road, Las Vegas, Nevada, dated April 1, 1999.

  •
  Promissory Note and Security Agreement by Bartnel Corporation d.b.a. Barking Frog, to Anchor Coin in the aggregate amount of $126,666.66 at 9% per annum, dated April 1, 1999 and maturing July 1, 2005. (Anchor credits Bartnel for amounts due as payments each month that Anchor operates its machines at Bartnel's location. If term of Participation Agreement is completed, no amounts are due to Anchor.)

Participation Agreement between Anchor Coin and Lodge Inc. dba Blue Frog, 4755 Spring Mountain, Las Vegas, Nevada, dated March 1, 2002, as amended by that certain Addendum dated August 15, 2002 and effective as of March 1, 2002, changing the name of Location to Lighthouse.

Participation Agreement between Anchor Coin and Martha's Vineyard LLC dbas Cactus Depot, 1571 N. Buffalo, Las Vegas, Nevada, dated October 21, 1999.

3

Participation Agreement between Anchor Coin and LIPSTX LLC dba Café Michele, 1350 East Flamingo Road, Las Vegas, Nevada, dated June 24, 2002.

Participation Agreement between Anchor Coin and Capri Pizza Inc. dba Capri Pizza Italian Restaurant and Lounge, 4080 South Paradise, Nos. 6, 7, & 8, Las Vegas, Nevada, dated January 5, 2001.

Participation Agreement between Anchor Coin and Cavalier Lounge, 3850 E. Desert Inn, Las Vegas, Nevada, dated March 3, 1995, as amended by that certain Amendment to Participation Agreement, dated October 24, 1995.

  •
  Promissory Note and Security Agreement by Jay Phillipi and Linda Phillipi, to Anchor Coin, dated March 3, 1995, as amended by that certain Amendment to Promissory Note and Security Agreement, dated October 24, 1995, in the aggregate amount of $180,000 at 10% per annum.

  •
  Personal Guaranty of Jay Phillipi and Linda Phillipi, dated March 3, 1995.

  •
  Agreement between Anchor Coin and Jay and Linda Phillippi, dated October 24, 1995 amending the Promissory Note and Security Agreement.

  •
  Letter Agreement (Participation Agreement) between Anchor Coin and Cavalier LLC dbas Cavalier Lounge, 3850 E. Desert Inn Road, Las Vegas, Nevada, dated March 3, 1995.

Participation Agreement between Anchor Coin and Gorilla Investments LLC dbat Exxon, 6075 W. Spring Mountain Road, Las Vegas, Nevada, dated November 20, 2000 (Chevron #404).

Participation Agreement between Anchor Coin and CityStop Gaming, Inc. (City Stop #7), 7591 Cimarron, Las Vegas, Nevada, dated November 22, 2000.

Participation Agreement between Anchor Coin and CityStop Gaming, Inc. (City Stop #8), Tenaya & Alexander S.E. Corner, Las Vegas, Nevada, dated November 30, 2000.

Participation Agreement between Anchor Coin and M.D.C. Ent. Inc. dba Club Diamond, 840 North Decatur Suites D, E and F, Las Vegas, Nevada, dated April 19, 2002.

Participation Agreement between Anchor Coin and Monaco, Inc. dbas Club Monaco, 1487 E. Flamingo Road, Las Vegas, Nevada, dated August 16, 2000.To be Superceded by next line item in February 2003.

Participation Agreement between Anchor Coin and Jo-Par, Inc. dbas Club Monaco, 1487 E. Flamingo Road, Las Vegas, Nevada, dated June 20, 2002.

  •
  Promissory Note and Security Agreement by Monaco, Inc., to Anchor Coin, dated October 18, 2001, in the aggregate amount of $115,829.36. This promissory note will be paid in full upon entering into the new agreement described in the preceding paragraph.

  •
  Personal Guaranty of John Monaco, dated October 18, 2001.

Participation Agreement between Anchor Coin and Cooler Lounge, 1905 N. Decatur Boulevard, Las Vegas, Nevada, dated June 7, 1994. This agreement remains in effect per verbal agreement on a month-to-month basis.

Participation Agreement between Anchor Coin and JRG Enterprise dba Coyotes West, 1750 Rainbow #8, Las Vegas, Nevada, dated December 1, 2000.

Participation Agreement between Anchor Coin and JAGLV dba Crowbar Lounge, 1113 South Rainbow, Las Vegas, Nevada, dated June 7, 2002. Participation Agreement between Anchor Coin and Dealers Choice Inc. dba Dealers Choice, 4552 Spring Mountain, Las Vegas, Nevada, dated March 8, 2001.

Participation Agreement between Anchor Coin and Jimmie Lee L.L.C. dbas Dean's Den, 48085 Nellis Blvd., Las Vegas, Nevada, dated June 13, 2001, as amended by that certain Amendment to Participation, dated February 11, 2002.

4

Participation Agreement between Anchor Coin and Joel Selznick dbas Dew Drop Inn, 4200 Boulder Highway, Las Vegas, Nevada, dated March 3, 1999.

Participation Agreement between Anchor Coin and Four Horsemen LLC dbas Duffy's Tavern, 4420 East Charleston, Las Vegas, Nevada, dated April 2, 2002.

Participation Agreement between Anchor Coin and Lee Card Enterprises Inc. dbas R&R Stations, 4708 W. Charleston, Las Vegas, Nevada, dated September 21, 2000(Exxon).

Participation Agreement between Anchor Coin and F.L. Smith LLC, Lake Mead & Mariner, Las Vegas, NV, dated August 28, 1997. (Fabulous Freddies)

Participation Agreement between Anchor Coin and 24 Play Inc. dbas Free Zone, 610 Naples, Las Vegas, Nevada, dated January 9, 1998. This agreement remains in effect per verbal agreement on a month-to-month basis.

Participation Agreement between Anchor Coin and GORF Inc. dba Sunrise Frog, 1602 N. Nellis Boulevard, Las Vegas, Nevada, dated May 19, 2000, as amended by that certain Addendum to Participation Agreement, dated November 22, 2000, and as further amended by that certain Addendum to Participation, dated March 29, 2001 (Frog Lodge).

Participation Agreement between Anchor Coin and Gino's II, 1151 So. Main, Las Vegas, Nevada, dated August 14, 1989.

Participation Agreement between Anchor Coin and Gourmet Café, 330 S. Third Street, Las Vegas, Nevada, dated June 10, 1997, as amended by that certain Addendum to Participation Agreement, dated May 15, 1998, and as further amended by that certain Addendum to Participation Agreement, dated November 21, 2000.

Participation Agreement between Anchor Coin and Sportspage Inc. dba Hank's Place, 6000 S. Eastern, Las Vegas, Nevada, dated May 30, 2000.

Participation Agreement between Anchor Coin and Big Daddy's Ichabod's I, Inc., 3300 East Flamingo, Las Vegas, Nevada, dated December 11, 2001.

Participation Agreement between Anchor Coin and Idle Spurs of Sandy Valley, 189 Quartz Avenue, Sandy Valley, Nevada, dated November 17, 1999, as amended by that certain Addendum to Participation Agreement, dated February 23, 2000.

Participation Agreement between Anchor Coin and Eminence Enterprises d.b.a. Irene's Gaming Lounge, 6125 West Tropicana, Las Vegas, Nevada, dated April 30, 2001 (F/K/A Foothills Lounge).

Participation Agreement between Anchor Coin and Losee L.L.C. dbas Losee Mini Mart, 300 West Lake Mead North, Las Vegas, Nevada, dated July 2, 2001, as amended by the Addendum to Participation, dated October 31, 2001.

Participation Agreement between Anchor Coin and Jamim Inc. dba Mobil Food Shop No. 2, 6525 West Sahara, Las Vegas, Nevada, dated April 17, 2001.

Participation Agreement between Anchor Coin and O'ski's Pub & Grille, 840 Victorian Avenue, Sparks, Nevada, dated May 10, 2000.

Participation Agreement between Anchor Coin and Play of The Day Inc. dbas Play of The Day Bar, 1590 East Flamingo, Las Vegas, Nevada, dated August 7, 2001.

  •
  Promissory Note and Security Agreement by Play of the Day, Inc. to Anchor Coin, dated February 15, 2002.

  •
  Personal Guaranty of George Anast.

5

Participation Agreement between Anchor Coin and Pizza Pub Inc. dba Loading Dock, 4510 S. Arville, Las Vegas, Nevada, dated October 6, 1999. (Name change to Royal Frog)

Participation Agreement between Anchor Coin and Eric Von Goerken dba Cold Shot Bar & Grill, 4601 W. Sahara, Las Vegas, Nevada, dated October 6, 1999, as amended by that certain Addendum to Participation Agreement, dated March 21, 2002, with da Silva-Brammall dba Beefy's.

Participation Agreement between Anchor Coin and Anna-Ria, Inc. dba Spiro's Bar and Grille, 4690 Longley Lane, #30, Reno, Nevada, dated January 5, 2001.

Participation Agreement between Anchor Coin and Farquhar Racing Ltd. dba Sullivan's Bar & Grille, 1290 East Plumb Lane, Reno, Nevada, dated June 3, 2002.

Participation Agreement between Anchor Coin and Tenaya Point LLC dbas Tenaya Creek Restaurant & Brewery, 3101 N. Tenaya Way, Las Vegas, Nevada, dated August 3, 1999.

Exclusive Gaming Device Operation Agreement between Eastern Avenue Tavern Holdings, LLC, 9465 Eastern Avenue, Las Vegas, Nevada, and Anchor Coin, dated February 6, 1998, as amended by that certain Addendum to Participation Agreement, dated February 13, 2001, and further amended by that certain Agreement, dated October 19, 2001.

Participation Agreement between Anchor Coin and T-Bird #2 LLC, 8025 Farm Road, Las Vegas, Nevada, dated February 7, 2001.

Participation Agreement between Anchor Coin and Lisa/Carrison Ltd. dbat T-Bird, 3330 E. Tropicana Avenue, Las Vegas, Nevada, dated September 18, 1998, as amended by that certain Addendum, dated January 20, 1999.

Participation Agreement between Anchor Coin and Greenfoot L.L.C. dba Thumpers, 3870 East Flamingo, Las Vegas, Nevada, dated January 22, 2002.

  •
  Letter Agreement, dated May 29, 2002, among Anchor Coin, Maley's Enterprises and Green Foot, LLC.

Participation Agreement between Anchor Coin and Village Pub & Casino-Summerlin, 2610 Regatta Drive, Las Vegas, Nevada, dated July 20, 1998, as amended by that certain Addendum to Participation Agreement, dated February 19, 1999.

  •
  Loan Extension Agreement between Village Pub & Casino—Summerlin and Anchor Coin, dated September 3, 1999.

  •
  Loan Extension Agreement between Village Pub & Casino—Summerlin and Anchor Coin, dated October 26, 2000.

  •
  Promissory Note Secured by Deed of Trust by Village Pub & Casino—Summerlin to Anchor Coin, dated July 20, 1998, in the amount of $600,000.

  •
  Guaranty of Payment and Performance by Gary Ellis, dated July 20, 1998.

Participation Agreement between Anchor Coin and M&L Inc. dbas Woody's Bar & Grill, 3101 West Sahara Avenue, Las Vegas, Nevada, dated December 8, 2000.

Contract between Anchor Coin and Stan Arachikavitz, dated February 25, 1997, as amended by that Addendum to Contract between Anchor Coin and Stan Arachikavitz, dated January 9, 1998. (Service contract for gaming devices in Smith's food centers in Pahrump)

Contract between Anchor Coin and Brandon Abbott, dated July 16, 1997. (Service contract for gaming devices at Smith's food center at No. 342 Mesquite, Nevada.)

6

Agreement between Anchor and K&R Vending, dated June 18, 2001. (Agreement for K&R to provide drinks at 4 Smith's stores on a trial basis.)

Addendum to Lease Schedule for Master Lease & EZ Route Software License Agreement, dated December 1, 1997, between IGT and Anchor Gaming, dba Anchor Coin.

Participation Agreement between Anchor Coin and Joseph Kevin Jordan, as sole proprietor of Don Ricardos, 4930 W. Flamingo Road, Las Vegas, Nevada, dated October 3, 2002.

Purchase Orders

        Anchor Coin has entered into the following purchase orders:

Buyer Number	Or Ty	PO Number	Item Description	UM	Promised Date	QTY	QTY Open	Unit Cost	Open Amount	Vendor
194044	OM	125361	AS-03210-0060 TKT ASSY DNL W	EA	10/7/2002	7	7	395	2,765.00	BALLY GAMING, I
194044	OM	125361	A-04380-0008 CHUTE,ITHACA PRN	EA	10/7/2002	7	4	250	1,000.00	BALLY GAMING, I
194044	OM	127387	CPM2056 14" OVERLAY	EA	12/18/2002	12	12	210	2,520.00	CERONIX INC
194044	OM	127387	CPM2115 T/S BRD	EA	12/18/2002	12	12	140	1,680.00	CERONIX INC
194044	OM	127663	CPM 1711C CRT	EA	1/8/2003	10	10	87.5	875	CERONIX INC
194044	OM	127663	CPM 2115 TOUCH SCREEN BOARDS	EA	1/8/2003	15	15	140	2,100.00	CERONIX INC
194044	OM	124226	20B4V212 DBV 200-B4	EA	8/29/2002	10	9	52	468	IGT — LV
194044	OM	126681	17" UR G/K MULTI DENOM	EA	11/20/2002	6	6	949.5	5,697.00	IGT — LV
194044	OM	126893	3/5 PLAY CHIPS	EA	11/26/2002	5	5	1,295.00	6,475.00	IGT — LV
194044	OM	127556	75426108 PCB 960 COMM SYS V2	EA	12/31/2002	10	10	147.35	1,473.50	IGT — LV
194044	OM	127556	65805400 PLUNGER SW SQ	EA	12/31/2002	100	100	0.56	56	IGT — LV
194044	OM	127556	67411400 SPCR SQ	EA	12/31/2002	25	25	0.43	10.75	IGT — LV
194044	OM	127556	65205100 BEZEL BUEATY SQ	EA	12/31/2002	25	25	0.69	17.25	IGT — LV
194044	OM	127556	66103800 RETAINER SW	EA	12/31/2002	25	25	0.56	14	IGT — LV
194044	OM	127556	65805500 PLUNGER SW RECT	EA	12/31/2002	100	100	0.53	53	IGT — LV
194044	OM	127556	51606400 SW BODY SQ	EA	12/31/2002	50	50	1.41	70.5	IGT — LV
194044	OM	127556	51000190 SNAP SW	EA	12/31/2002	500	500	0.84	420	IGT — LV
194044	OM	127556	29203490 COUNTER 24VAC 6DGT	EA	12/31/2002	10	10	6.49	64.9	IGT — LV
194044	OM	127556	51015190 DOOR SW MINI ROLLER	EA	12/31/2002	10	10	1.71	17.1	IGT — LV
194044	OM	126371	063360 SENSOR BD UPPER	EA	11/8/2002	5	5	175.77	878.85	JCM
194044	OM	126371	063359 SENSOR BD LOWER	EA	11/8/2002	5	5	118.14	590.7	JCM
194044	OM	126371	300-100059 CPU BD FLASH WBA10	EA	11/8/2002	3	3	135.71	407.13	JCM
194044	OM	126373	063839 CPU BRD FLASH 22/23	EA	11/8/2002	10	10	146.57	1,465.70	JCM
194044	OM	126373	300-100053 CPU BRD FLSH WBA12	EA	11/8/2002	5	5	235.13	1,175.65	JCM
194044	OM	126375	066813 CPU BD FLASH 24	EA	11/8/2002	20	20	149.14	2,982.80	JCM
194044	OM	126680	24" B-11 FLEX	EA	11/20/2002	15	15	228	3,420.00	AMMONITE LLC

7

SELLER DISCLOSURE SCHEDULES

ANCHOR COIN

ROUTE SALE

2.1  Organization

Seller is a Nevada corporation and is admitted to do business and is in good standing in the State of Nevada.

Seller is also qualified to do business and is in good standing in a number of other jurisdictions; however, qualification in these additional jurisdictions is not required to operate the Business.

2.3  No Breach

Those agreements and leases listed in Section 2.7 of this Disclosure Schedule require consent to assign.

Those permits listed in Section 2.15 of this Disclosure Schedule require prior consent and approval to transfer.

The terms of that certain Armored Service Agreement between Loomis, Fargo & Co. and Anchor Coin, dated February 4, 2002 are to be treated as confidential.

Exclusive Gaming Device Operation Agreement between Eastern Avenue Tavern Holdings, LLC, 9465 Eastern Avenue, Las Vegas, Nevada, and Anchor Coin, dated February 6, 1998, as amended by that certain Addendum to Participation Agreement, dated February 13, 2001, and further amended by that certain Agreement, dated October 19, 2001. (Eastern Avenue has the right to renegotiate or terminate this agreement on 60 days notice in the event that there is a change in the "Executive Management" of Anchor Coin (excluding the IGT transaction))

2.5  Financial Statements; Liabilities

(b)

The following are consideration payments made by Anchor Coin to the location. These payments are depreciated over the term of the agreement; in the event of early termination, the contract provides for repayment of the pro rata balance of the consideration.

There are additional consideration payments which have been removed from the Seller's books but have similar contractual provisions.

Lighthouse	$30,000 (8/28/02)
Arco Tropicana & Ft. Apache	$30,000 (10/1/02)
Duffy's	$35,000 (10/4/02)
City Stop No. 8	$50,000 (to be paid)

The following machines were purchased subsequent to 6/29/02:

Purchased 4 machines from IGT	7/27/02	33,278.39
Purchased 32 machines from IGT	9/28/02	264,566.01
Purchased 30 machines from IGT	10/4/02	268,841.43
Total of machines purchased		566,685.83

8

Locations for 66 machines purchased:

Smith's 389	2
Food 4 Less- 2 locations @ 15 each	30
Crowbar	15
Café Michelle	15
Total machines to be placed	62

(c)

See the list of machines purchased subsequent to 6/20/02 in subparagraph (b) hereof.

2.6  Absence of Certain Developments

None.

2.7  Consents

Participation Agreement between Anchor Coin and Capri Pizza Inc. dba Capri Pizza Italian Restaurant and Lounge, 4080 South Paradise, Nos. 6, 7, & 8, Las Vegas, Nevada, dated January 5, 2001.

Participation Agreement between Anchor Coin and CityStop Gaming, Inc. (City Stop #7), 7591 Cimarron, Las Vegas, Nevada, dated November 22, 2000.

Participation Agreement between Anchor Coin and CityStop Gaming, Inc. (City Stop #8), Tenaya & Alexander S.E. Corner, Las Vegas, Nevada, dated November 30, 2000.

Lease and Sublease Agreement between Smith's Food & Drug Centers, Inc. and Anchor Coin, dated July 28, 1993.

  First Amendment to Lease and Sublease Agreement, dated June 30, 1994.

  Second Amendment to Lease and Sublease Agreement, dated January 25, 1995.

  Third Amendment to Lease and Sublease Agreement, dated March 28, 1995.

  Fourth Amendment to Lease and Sublease Agreement, dated February 27, 1996.

  Fifth Amendment to Lease and Sublease Agreement, dated April 26, 1996.

  Sixth Amendment to Lease and Sublease Agreement, dated November 13, 1996.

  Seventh Amendment to Lease and Sublease Agreement, dated February 21, 1997.

  Eighth Amendment to Lease and Sublease Agreement, dated December 19, 1997.

  Ninth Amendment to Lease and Sublease Agreement, dated August 4, 1998.

  Tenth Amendment to Lease and Sublease Agreement, dated September 29, 1998.

  Eleventh Amendment to Lease and Sublease Agreement, dated May 3, 1999.

  Twelfth Amendment to Lease and Sublease Agreement, dated March 29, 2000.

  Thirteenth Amendment to Lease and Sublease Agreement, dated January 12, 2001.

  Fourteenth Amendment to Lease and Sublease Agreement, dated October 29, 2002.

        First Affiliate Amendment to Lease and Sublease Agreement between Ralphs Grocery Company (an affiliate of Smith's Food & Drug Centers, Inc.) and Anchor Coin, dated August 23, 2002. (Adds Ralph's "Food for Less" locations to Smith Lease Agreement terms)

9

        Hold Harmless Agreement between Smith's Food and Drug Centers, Inc. and Anchor Coin, dated September 2, 1993.

Participation Agreement between Anchor Coin and M&L Inc. dbas Woody's Bar & Grill, 3101 West Sahara Avenue, Las Vegas, Nevada, dated December 8, 2000.

Armored Service Agreement between Loomis, Fargo & Co. and Anchor Coin, dated February 4, 2002.

2.8  Actions and Proceedings

Debra Duke v Smith's Food & Drug Centers, Inc., Case No. A448136 is a pending litigation matter in which Smith's has requested that Anchor Coin defend and indemnify pursuant to the Hold Harmless Agreement.

Worker's Compensation Claims:

Name	Date of Injury
Bell, Anita	1-16-01
Hintz, Virginia	1-4-02
Hertz, Betty	12-9-00

Debra Duke is attempting to reopen her case.

2.10 Title to Property; Principal Equipment; Sufficiency of Assets

(a)    See the lists of property and equipment as set forth on Schedules 1.1(d) and 1.1(e), which are included by cross-reference in this Section; however, excepting those items listed below under the heading "Property Acquired After 6/29/02."

(b)    None.

(c)    None.

(d)    Anchor Coin has a frame relay connection to Anchor Gaming's Pilot Road, Las Vegas location for internet access and access to the below-noted software which is hosted at the Pilot Road, Las Vegas, Nevada location; other subsidiaries are able to access this software through the same server:

  JD Edwards Enterprising Resource software (accounting software)

  Microsoft Exchange Server (e-mail)

  Financial consolidation and budgeting spreadsheets.

Anchor Coin is also connected to a Web Server located in Reno.

Anchor Coin is connected to a server in Las Vegas from which the "Palmcenter" software is run.

Services Contract between Anchor Coin and The Wackenhut Corporation, dated April 24, 2002.

Armored Service Agreement between Loomis, Fargo & Co. and Anchor Coin, dated February 4, 2002.

Industrial Real Estate Lease of 815 Pilot Road, Suite G, Las Vegas, NV between Howard Hughes Properties and Anchor Coin dated August 16, 1994, as amended.

Standard Industrial Lease of 5350 Capital Court, Suite 111, Reno, NV between DP Operating Partnership, LP and Anchor Coin dated October 11, 1999, as amended.

See also the list of assets attached to this Disclosure Schedule as Appendix 2.10(d) and incorporated in this Section 2.10(d) by reference.

10

2.11 Intellectual Property

Seller has licensed and continues to license "Double-Down-Stud" rights to various parties.

IGT Multihead Poker Intellectual Property License Agreement, dated June 13, 2002.

Master Lease and EZ Route Software License Agreement, dated December 1, 1997.

Letter Agreement dated December 5, 1997 regarding EZ Route Lease.

Addendum to Master Lease and EZ Route Software License Agreement, dated May 18, 1998.

2.13 Employment Matters

Business Employees

Employee #	Employee Name	Business Unite	Title
190449	GARCIA, MARIA TERESA	SMITH'S LAS VEGAS # 341	CHANGE ATTENDANT
300231	HANON, SHERYL A.	SMITH'S LAS VEGAS # 341	ON CALL CHANGE ATTENDANT
383662	KNOTT, BETTY F.	SMITH'S LAS VEGAS # 341	ON CALL CHANGE ATTENDANT
190385	ROGERS, JOAN	SMITH'S LAS VEGAS # 341	CHANGE ATTENDANT
268357	VICKERS JR, WESLEY R.	SMITH'S LAS VEGAS # 341	CHANGE ATTENDANT
190297	WILLIAMS, DONNA L.	SMITH'S LAS VEGAS # 341	CHANGE ATTENDANT
192671	ANNAL, EVELYN L.	SMITH'S LAS VEGAS # 342	ON CALL CHANGE ATTENDANT
358272	BOST, JEANIE D.	SMITH'S LAS VEGAS # 342	ON CALL CHANGE ATTENDANT
377801	FULTON, JOHN T.	SMITH'S LAS VEGAS # 342	CHANGE ATTENDANT
192647	HATCH, JOYCE M.	SMITH'S LAS VEGAS # 342	CHANGE ATTENDANT
192575	JORDAN, THOMAS W.	SMITH'S LAS VEGAS # 342	CHANGE ATTENDANT
192621	LEMIEUX, CATHERINE	SMITH'S LAS VEGAS # 342	CHANGE ATTENDANT
341690	BAKER, DE	SMITH'S LAS VEGAS # 345	CHANGE ATTENDANT
355397	DUMAS, THOMAS E.	SMITH'S LAS VEGAS # 345	CHANGE ATTENDANT
190553	MANSEAU, DOROTHY M.	SMITH'S LAS VEGAS # 345	CHANGE ATTENDANT
191302	MONGER, WILMA J.	SMITH'S LAS VEGAS # 345	CHANGE ATTENDANT
356429	YOUNG, ANDREW C.	SMITH'S LAS VEGAS # 345	CHANGE ATTENDANT
192727	COOLEY, NORA	SMITH'S LAS VEGAS # 346	CHANGE ATTENDANT
188883	DOE, GLENNA J.	SMITH'S LAS VEGAS # 346	CHANGE ATTENDANT
189085	WEBER, JOYCE A.	SMITH'S LAS VEGAS # 346	CHANGE ATTENDANT
193981	WORLEY, JUDY A.	SMITH'S LAS VEGAS # 346	CHANGE ATTENDANT
191468	HUGHES, ARLEEN M.	SMITH'S LAS VEGAS # 347	CHANGE ATTENDANT
259047	OLSZEWSKI, LENA G.	SMITH'S LAS VEGAS # 347	CHANGE ATTENDANT
190810	RUCHO, ANGELINA J.	SMITH'S LAS VEGAS # 347	CHANGE ATTENDANT
192719	JENKINS, ROSEMARY	SMITH'S LAS VEGAS # 348	CHANGE ATTENDANT
193990	LEE, NAN C.	SMITH'S LAS VEGAS # 348	CHANGE ATTENDANT
192760	MAYNE, CAROLE L.	SMITH'S LAS VEGAS # 348	CHANGE ATTENDANT
353957	PACK, JERRY W.	SMITH'S LAS VEGAS # 348	CHANGE ATTENDANT
265869	ZEPEDA, PATSY F.	SMITH'S LAS VEGAS # 348	CHANGE ATTENDANT
188859	EVANS, JOAN	SMITH'S LAS VEGAS # 350	CHANGE ATTENDANT
193957	FOX III, FRANK T.	SMITH'S LAS VEGAS # 350	CHANGE ATTENDANT
193885	GRANSTROM, MARY LOU	SMITH'S LAS VEGAS # 350	CHANGE ATTENDANT
306472	REMTER, CAROL M.	SMITH'S LAS VEGAS # 350	CHANGE ATTENDANT
193851	AZUMA, ERIKA	SMITH'S LAS VEGAS # 351	CHANGE ATTENDANT
194036	HENNIG, JEAN E.	SMITH'S LAS VEGAS # 351	CHANGE ATTENDANT
345949	ILIZALITURRI, CHRISTINA ARNEL	SMITH'S LAS VEGAS # 351	CHANGE ATTENDANT
189536	LADD, NANCY L.	SMITH'S LAS VEGAS # 351	CHANGE ATTENDANT
316531	ADLER, ROGER H.	SMITH'S RENO # 353	CHANGE ATTENDANT

11

303491	BUCKELEW, DAWN A.	SMITH'S RENO # 353	CHANGE ATTENDANT
377772	COVINGTON, VERNON L.	SMITH'S RENO # 353	ON CALL CHANGE ATTENDANT
194335	NOFTZGER, EARLINE R.	SMITH'S RENO # 353	CHANGE ATTENDANT
195709	STROUPE, ROBERT E.	SMITH'S RENO # 353	CHANGE ATTENDANT
195143	WESSON, BOBBY L.	SMITH'S RENO # 353	CHANGE ATTENDANT
188808	LUDWIG, PAULETTE	SMITH'S LAS VEGAS # 354	CHANGE ATTENDANT
354968	MOJWID, NANCY K.	SMITH'S LAS VEGAS # 354	CHANGE ATTENDANT
192794	PISANELLI, ROSE M.	SMITH'S LAS VEGAS # 354	CHANGE ATTENDANT
290386	PRICE, SALLIE	SMITH'S LAS VEGAS # 354	CHANGE ATTENDANT
193877	SPRINGER, MARY E.	SMITH'S LAS VEGAS # 354	CHANGE ATTENDANT
193949	GOULD, UNA LAVONNE	SMITH'S LAS VEGAS # 355	CHANGE ATTENDANT
351134	HAWKINS, JUDITH A.	SMITH'S LAS VEGAS # 355	CHANGE ATTENDANT
227361	JONES, JONELL	SMITH'S LAS VEGAS # 355	CHANGE ATTENDANT
189165	NEGRETE, JANET	SMITH'S LAS VEGAS # 355	CHANGE ATTENDANT
192891	SHELDON, HELEN M.	SMITH'S LAS VEGAS # 355	CHANGE ATTENDANT
188971	CRAWFORD, CLARENCE E.	SMITH'S CARSON # 356	CHANGE ATTENDANT
188921	LAZA, PHYLLIS A.	SMITH'S CARSON # 356	CHANGE ATTENDANT
316540	MASON-COSTA, CATHERINE E.	SMITH'S CARSON # 356	CHANGE ATTENDANT
224979	SNYDER, JOHN B.	SMITH'S CARSON # 356	ON CALL CHANGE ATTENDANT
377756	STONE, RONALD D.	SMITH'S CARSON # 356	ON CALL CHANGE ATTENDANT
384809	BROWN, WILLIAM N.	SMITH'S SPARKS # 357	ON CALL CHANGE ATTENDANT
190262	DEUCKER, MARY D.	SMITH'S SPARKS # 357	CHANGE ATTENDANT
232047	FELIPE, ELIAS I.	SMITH'S SPARKS # 357	CHANGE ATTENDANT
232039	NONEO, JACKIE D.	SMITH'S SPARKS # 357	CHANGE ATTENDANT
384788	STANFORD, FRANK T.	SMITH'S SPARKS # 357	ON CALL CHANGE ATTENDANT
193922	BELL, ANITA S.	SMITH'S LAS VEGAS # 358	CHANGE ATTENDANT
354941	BRAY, IVA L.	SMITH'S LAS VEGAS # 358	CHANGE ATTENDANT
268349	HARRIS, CLARA	SMITH'S LAS VEGAS # 358	CHANGE ATTENDANT
193965	MOORE, JEAN M.	SMITH'S LAS VEGAS # 358	CHANGE ATTENDANT
378530	BRYLSKI, BARBARA L.	SMITH'S LAS VEGAS # 359	CHANGE ATTENDANT
194028	ELLIS, LAURA M.	SMITH'S LAS VEGAS # 359	CHANGE ATTENDANT
190351	KANAGA, BETTY A.	SMITH'S LAS VEGAS # 359	CHANGE ATTENDANT
189229	KOSTOPOULOS, CAROL S.	SMITH'S LAS VEGAS # 359	CHANGE ATTENDANT
377570	ROSAMOND, RAMONA A.	SMITH'S LAS VEGAS # 359	CHANGE ATTENDANT
342596	BLUNDO, MARILENE P.	SMITH'S LAS VEGAS # 371	CHANGE ATTENDANT
345826	CIOLINO, JOANN	SMITH'S LAS VEGAS # 371	CHANGE ATTENDANT
192452	EDWARDS, PEGGY L.	SMITH'S LAS VEGAS # 371	CHANGE ATTENDANT
192436	LITOWSKY, MIRIAM	SMITH'S LAS VEGAS # 371	CHANGE ATTENDANT
193906	MANNING, PAMELA A.	SMITH'S LAS VEGAS # 371	CHANGE ATTENDANT
324355	AMICK, MARY L.	SMITH'S LAS VEGAS # 376	CHANGE ATTENDANT
189384	DUNCAN, SYLVIA	SMITH'S LAS VEGAS # 376	CHANGE ATTENDANT
188891	LEE, JOYCE B.	SMITH'S LAS VEGAS # 376	CHANGE ATTENDANT
188867	SERBENICK, CATHERINE	SMITH'S LAS VEGAS # 376	CHANGE ATTENDANT
262684	VARELA, BETTY L.	SMITH'S LAS VEGAS # 376	CHANGE ATTENDANT
194079	CRESPIN, ELLEN J.	SMITH'S LAS VEGAS # 377	CHANGE ATTENDANT
193172	HARKER, KEHAULANI D.	SMITH'S LAS VEGAS # 377	CHANGE ATTENDANT
190625	HAUGEN, SHIRLEY A.	SMITH'S LAS VEGAS # 377	CHANGE ATTENDANT
380891	MCCORMICK, CATHERINE L.	SMITH'S LAS VEGAS # 377	CHANGE ATTENDANT
189114	SANDERSON, GERALDINE	SMITH'S LAS VEGAS # 377	CHANGE ATTENDANT
191804	BLOOM, JOAN	SMITH'S LAS VEGAS # 381	CHANGE ATTENDANT
189093	BRAUN, BARBARA J.	SMITH'S LAS VEGAS # 381	CHANGE ATTENDANT
191038	GREENAN, JOANNE E.	SMITH'S LAS VEGAS # 381	CHANGE ATTENDANT
341500	WALKER, LORETTA M.	SMITH'S LAS VEGAS # 381	CHANGE ATTENDANT
343695	BACCALA, DELORIS L.	SMITH'S LAS VEGAS # 383	CHANGE ATTENDANT
191855	BOOKER, PEGGY J.	SMITH'S LAS VEGAS # 383	CHANGE ATTENDANT

12

194061	CONLON, MARILYN J.	SMITH'S LAS VEGAS # 383	CHANGE ATTENDANT
306093	WAGNER, GLORIA J.	SMITH'S LAS VEGAS # 383	CHANGE ATTENDANT
192233	FISCHER, SHIRLEY L.	SMITH'S LAS VEGAS # 385	CHANGE ATTENDANT
190932	KING, KAREN J.	SMITH'S LAS VEGAS # 385	CHANGE ATTENDANT
192840	MARCO, TERESA	SMITH'S LAS VEGAS # 385	CHANGE ATTENDANT
193199	WALKER, MICHELE	SMITH'S LAS VEGAS # 385	CHANGE ATTENDANT
190730	BONER, MARY M.	SMITH'S ELKO # 388	ON CALL CHANGE ATTENDANT
376340	BURCHARDT, SHIRLEY M.	SMITH'S ELKO # 388	CHANGE ATTENDANT
378783	CARLSTON, MARGARET R.	SMITH'S ELKO # 388	ON CALL CHANGE ATTENDANT
190772	DAGLEY, LINDA	SMITH'S ELKO # 388	CHANGE ATTENDANT
190692	GALLEGOS, ISABEL C.	SMITH'S ELKO # 388	CHANGE ATTENDANT
190799	MADARIAGA, VIOLET A.	SMITH'S ELKO # 388	CHANGE ATTENDANT
262393	WILD, JERYLDENE	SMITH'S ELKO # 388	CHANGE ATTENDANT
190511	ALLEY, RAYMOND G.	SMITH'S GARDNRVLE # 389	CHANGE ATTENDANT
190570	BULLOCK, DOVIE L.	SMITH'S GARDNRVLE # 389	CHANGE ATTENDANT
190617	HERTZ, BETTY L.	SMITH'S GARDNRVLE # 389	CHANGE ATTENDANT
190650	MARSHALL, PENNY	SMITH'S GARDNRVLE # 389	ON CALL CHANGE ATTENDANT
376278	BRADFORD, BOBBY L.	SMITH'S DAYTON # 392	CHANGE ATTENDANT
387743	DOOLITTLE, SALLY J.	SMITH'S DAYTON # 392	CHANGE ATTENDANT
188912	FALGOUT, ARTHUR EUGENE	SMITH'S DAYTON # 392	CHANGE ATTENDANT
345877	KREGER, JOHNNY W.	SMITH'S DAYTON # 392	CHANGE ATTENDANT
296121	RATLIFF, CHARLOTTE J.	SMITH'S DAYTON # 392	CHANGE ATTENDANT
193931	BALDWIN, LOIS C.	SMITH'S LAS VEGAS # 394	CHANGE ATTENDANT
193914	CRIST, BERTHA B.	SMITH'S LAS VEGAS # 394	CHANGE ATTENDANT
192591	FORNANDER, MAUREEN	SMITH'S LAS VEGAS # 394	CHANGE ATTENDANT
307361	MCGRALE, WILLIAM I.	SMITH'S LAS VEGAS # 394	CHANGE ATTENDANT
195434	CARROLL, JUDY J.	SMITH'S LAS VEGAS # 396	CHANGE ATTENDANT
192516	RECCA, LAURA E.	SMITH'S LAS VEGAS # 396	CHANGE ATTENDANT
193869	BONNET BOTTI, SUN HOAN	SMITH'S LAS VEGAS # 399	CHANGE ATTENDANT
189149	FRANKENFIELD, PATRICIA A.	SMITH'S LAS VEGAS # 399	CHANGE ATTENDANT
262406	BROWN, DOROTHY J.	FOOD 4 LESS 792 / PR553	CHANGE ATTENDANT
381229	COOLEY, DIANA L.	FOOD 4 LESS 792 / PR553	CHANGE ATTENDANT
379858	FEAGLE, MARY F.	FOOD 4 LESS 792 / PR553	CHANGE ATTENDANT
357288	MCCLAIN, ROBIN R.	FOOD 4 LESS 792 / PR553	CHANGE ATTENDANT
354950	MOLLEUR, SUZANNE M.	FOOD 4 LESS 792 / PR553	ON CALL CHANGE ATTENDANT
195725	BARIAMES, THOMAS E.	FOOD 4 LESS 793 / PR554	CHANGE ATTENDANT
344022	HINTZ, VIRGINIA G.	FOOD 4 LESS 793 / PR554	CHANGE ATTENDANT
253930	MUNDO, PATRICIA A.	FOOD 4 LESS 793 / PR554	CHANGE ATTENDANT
341438	BREDEHOFT,TINA J.	NORTH OPERATIONS	DISPATCHER
382379	CANADY, DOUGLAS J.	NORTH OPERATIONS	ROUTE SERVICE TECHNICIAN
356648	DELUCA, MICHAEL N.	NORTH OPERATIONS	DISPATCHER
323408	DUNHAM, STEVEN PAUL	NORTH OPERATIONS	DISPATCHER
189827	FARR, DERAY T.	NORTH OPERATIONS	ROUTE SERVICE TECHNICIAN
189747	FRANCIS, CHARLES G.	NORTH OPERATIONS	ROUTE SERVICE TECHNICIAN
190502	GEAR, CHRISTOPHER W.	NORTH OPERATIONS	ROUTE SERVICE MANAGER
158764	HELWICK, EVERETT E.	NORTH OPERATIONS	ROUTE SERVICE TECHNICIAN
310578	HICKS, GEORGE T.	NORTH OPERATIONS	ROUTE SERVICE TECHNICIAN
298732	HICKS, GORDON M.	NORTH OPERATIONS	ROUTE SERVICE TECHNICIAN
380883	MORTIMORE, CHRIS G.	NORTH OPERATIONS	ROUTE SERVICE TECHNICIAN
346319	O'BRIEN, MARY ELLEN	NORTH OPERATIONS	DISPATCHER
341930	RODDY, CYNTHIA J.	NORTH OPERATIONS	CHANGE SUPERVISOR
278926	RYNEARSON, JON W.	NORTH OPERATIONS	LEAD ROUTE TECHNICIAN
341884	TANNER, DANA L.	NORTH OPERATIONS	ROUTE SERVICE TECHNICIAN
380138	THOMPSON, TEDDIE F.	NORTH OPERATIONS	DISPATCHER
254086	ZABLAH, MICHAEL D.	NORTH OPERATIONS	ROUTE SERVICE TECHNICIAN

13

387997	ANTON, GEORGIAN D.	CHANGE PEOPLE	ON CALL CHANGE ATTENDANT
308582	BALDWIN, CAROLE	CHANGE PEOPLE	ON CALL CHANGE ATTENDANT
396607	CHECK, EUGENE E.	CHANGE PEOPLE	ON CALL CHANGE ATTENDANT
391540	EDGIN, DOROTHY J.	CHANGE PEOPLE	ON CALL CHANGE ATTENDANT
356111	FOX, PATRICIA A.	CHANGE PEOPLE	ON CALL CHANGE ATTENDANT
192410	HOLLINSWORTH, BERNADINE R.	CHANGE PEOPLE	CHANGE ATTENDANT
381237	LEIDER, LIDIA G.	CHANGE PEOPLE	ON CALL CHANGE ATTENDANT
392690	NEELY, LOIS A.	CHANGE PEOPLE	ON CALL CHANGE ATTENDANT
341711	OCAMPO, GUADALUPE	CHANGE PEOPLE	ON CALL CHANGE ATTENDANT
395410	PINO, JESSIE M.	CHANGE PEOPLE	ON CALL CHANGE ATTENDANT
375953	YORK, BETTY I.	CHANGE PEOPLE	ON CALL CHANGE ATTENDANT
190967	ALBERTINI, GREGORY	SERVICE	ROUTE SERVICE TECHNICIAN
188728	BRAINE, LAWRENCE A.	SERVICE	LEAD ROUTE TECHNICIAN
357085	CHIDTHAI,CAROLYN R.	SERVICE	ROUTE SERVICE TECHNICIAN
191581	COLEMAN, SHADE D.	SERVICE	ROUTE SERVICE TECHNICIAN
251491	DAVIN, LANCE E.	SERVICE	ROUTE SERVICE TECHNICIAN
190431	DUNAWAY, RONALD W.	SERVICE	ROUTE SERVICE TECHNICIAN
245500	FLETCHER, DAVID R.	SERVICE	ROUTE SERVICE TECHNICIAN
379891	GABLE, LARRY R.	SERVICE	ROUTE SERVICE TECHNICIAN
336348	GOLDBERG, MITCH	SERVICE	ROUTE SERVICE TECHNICIAN
195451	HAMILTON, JOHNNIE R.	SERVICE	ROUTE SERVICE TECHNICIAN
384825	HOOD, DENNIS R.	SERVICE	ROUTE SERVICE TECHNICIAN
189552	JOHNSON, ROBERT	SERVICE	LEAD ROUTE TECHNICIAN
190107	MCKELVEY, ROBERT K.	SERVICE	ROUTE SERVICE TECHNICIAN
190051	MOREY, ROBERT A.	SERVICE	LEAD ROUTE TECHNICIAN
189288	NORTON, PHILIP L.	SERVICE	LEAD ROUTE TECHNICIAN
191142	PAPIN, JOSEPH J.	SERVICE	ROUTE SERVICE TECHNICIAN
188939	PELLETIER, JOSEPH J.	SERVICE	ROUTE SERVICE TECHNICIAN
312590	PHOMNINH, ANOUSACK J.	SERVICE	ROUTE SERVICE TECHNICIAN
269536	POPEK, ROBERT S.	SERVICE	ROUTE SERVICE TECHNICIAN
192073	RIEGER, GARY E.	SERVICE	ROUTE SERVICE MANAGER
189405	ROBERTS, DAVE E.	SERVICE	ROUTE SERVICE TECHNICIAN
191062	ROBINSON, DAVID R.	SERVICE	ROUTE SERVICE TECHNICIAN
189982	SHANK, WILLIAM E.	SERVICE	ROUTE SERVICE TECHNICIAN
326473	SORICH, GEORGE G.	SERVICE	ROUTE SERVICE TECHNICIAN
189034	SPRINGER, STEPHEN	SERVICE	ROUTE SERVICE TECHNICIAN
195477	TANPANICH, KITTI	SERVICE	ROUTE SERVICE TECHNICIAN
191370	TOWNSEND, FRANKLIN D.	SERVICE	ROUTE SERVICE TECHNICIAN
189587	WOLBERS, DONALD E.	SERVICE	ROUTE SERVICE TECHNICIAN
191265	WOOD, GARY W.	SERVICE	ROUTE SERVICE TECHNICIAN
292015	WOODY, CLARENCE	SERVICE	MAINTENANCE ASSISTANT
188752	CAREY, ANN F.A.	DISPATCH	DISPATCHER
394644	GRAGES, DALE E.	DISPATCH	ON CALL DISPATCHER
188736	RANNIS, WILLIE M.	DISPATCH	DISPATCHER
189472	SCHWEER, PATRICIA A.	DISPATCH	DISPATCHER
188779	SMYTHE, KENNETH E.	DISPATCH	DISPATCHER
188787	TORRES, ED	DISPATCH	DISPATCHER
230009	AGREDANO, HUGO A.	VAULT	VAULT ATTENDANT
191783	ERICKSON, JAMES C.	VAULT	VAULT MANAGER

14

254019	EWING, KELLY L.	VAULT	VAULT DATA ENTRY CLERK
262529	EWING, KEVIN E.	VAULT	VAULT ATTENDANT
336621	KELLEY, HOLLY J.	VAULT	VAULT DATA ENTRY CLERK
191871	LEATHERDALE, JERRY	VAULT	VAULT ATTENDANT
392711	MULLEN, OLIVIA M.	VAULT	VAULT ATTENDANT
266706	RHODES JR, GLEN H.	VAULT	LEAD VAULT ATTENDANT
294416	ROYBAL, SUSAN J.	VAULT	VAULT ATTENDANT
191943	SANDERS, HOWARD A.	VAULT	VAULT SUPERVISOR
294820	THOMASON, MICHAEL	VAULT	VAULT ATTENDANT
191919	TREWHELA JR, RICHARD P.	VAULT	VAULT ATTENDANT
343185	WEST, KAREN F.	VAULT	VAULT ATTENDANT
337869	AUGUSTINE, DAVID	COLLECTORS	COLLECTOR
191847	DUPONT, JOHN	COLLECTORS	ASSISTANT COLLECTOR
394599	KILSDONK, RAYMOND H.	COLLECTORS	ASSISTANT COLLECTOR
191759	LICATA, DOMINIC J.	COLLECTORS	HEAD COLLECTOR
373894	LIEU, TAI T.	COLLECTORS	ASSISTANT COLLECTOR
345797	MAKOVSKY, KARL W.	COLLECTORS	MONEY TRANSFER
340460	MONTGOMERY, ROBERT E.	COLLECTORS	ASSISTANT COLLECTOR
192022	PALUMBO, JOHN F.	COLLECTORS	COLLECTOR
191898	TOWNSEND, MICHAEL	COLLECTORS	COLLECTOR
189376	BIJAK, KIMBERLY S.	ADMINISTRATION	ROUTE AUDIT CLERK
189341	FADUA, MARIA	ADMINISTRATION	ROUTE AUDIT CLERK
192065	GOOD, GLORIA J.	ADMINISTRATION	CHANGE MANAGER
191767	HARRELL, REBECCA A.	ADMINISTRATION	CHANGE SUPERVISOR
313787	HINES, TOM R.	ADMINISTRATION	CASH RECEIPTS SPECIALIST
188998	JANIS, ANN G.	ADMINISTRATION	CHANGE SUPERVISOR
192356	MERTELL, LISE B.	ADMINISTRATION	CHANGE SUPERVISOR
189851	NOLFI, DEBORAH	ADMINISTRATION	ASSISTANT CONTROLLER
308671	TALBOT, JILL D.	ADMINISTRATION	ROUTE AUDIT CLERK
192049	HORSTDANIEL, JOHN D.	SALES	MANAGER ROUTE OPERATIONS

Seller provides employees with the following:

        Health Insurance

        Dental Insurance

        Vision Insurance

        401K

        Life Insurance

        Optional Life

        Flexible Spending Accounts

        Short Term Disability

        Long Term Disability

        Accidental Death and/or Dismemberment Insurance

        Workers Compensation Insurance

        Employee Stock Purchase Plan

        Tuition Reimbursement Program

        Employee Assistance Program

        Holiday Pay (for eight holidays per year)

15

        Vacation Pay (dependent upon years of service)

        Child Care Facilities

        On-Site Health Club

        Employee Meal and Gift Shop Discounts

        Other Employee Events—including Christmas Party and Company Picnic

        Metlife Travel Assistance Program

        Sierra Schools Credit Union

        Seller also maintains a Discretionary Bonus Plan

2.15 Permits

Jurisdiction	Business License Type	License #	Due Date
Carson City Annual	Out of Town-No Office Business License	02076	1/15
Clark County Quarterly	SRO General Gaming	1052160-GEN-103	1/1, 4/1, 7/1, 10/1
City of Henderson Quarterly	500X-SRO	Business ID: 8293	1/1, 4/1, 7/1, 10/1
Humboldt County Annual	Mobile Business License (fee based off gross revenue)		4/1
LV Semi-Annual	SRO	G06-00121-4-000401	4/1, 10/1
LV Semi-Annual	Business License	T10-02009-6-039223	6/1, 12/1
Lyon County Annual	Business License (fee based on # of employees)		7/15
Mesq. SemiAnnual	SRO		1/1, 7/1
NLV SemiAnnual	SRO-G003	67967	1/1, 7/1
Reno Annual	Gross Revenue	ID: A78447	7/31
Sparks Annual	Gross Revenue	29910	6/5
Washoe County Annual	General Business License-Gross Revenue	18200 (Type B1-B0202109)	6/30
W. Wendover Annual	Business License		6/30
NV Annual	Manufacturer	17246-01	12/31
NV Annual	Distributor	12660-01	12/31
NV Annual	Slot Route Operator	12659-01	12/31

See also the list of licenses for space leases attached to this Disclosure Schedule as Appendix 2.15A and incorporated in this Section 2.15 by reference.

2.16 Contracts

Those purchase orders listed on Schedule 1.1(g).

Armored Service Agreement between Loomis, Fargo & Co. and Anchor Coin, dated February 4, 2002.

Anchor Coin is not a party to any tax sharing arrangements which would affect the characterization of the Purchased Assets.

2.18 Location Contracts

Those agreements and leases listed in Section 2.7 of this Disclosure Schedule require consent to assign.

The following are consideration payments made by Anchor Coin to the location. These payments are depreciated over the term of the agreement; in the event of early termination, the contract provides for repayment of the pro rata balance of the consideration.

16

There are additional consideration payments which have been removed from the Seller's books but have similar contractual provisions.

Club Diamond	$50,000 (prior to 6/29/02)
Arco — Craig	$30,000 (prior to 6/29/02)
Lighthouse	$30,000 (8/28/02)
Arco Tropicana & Ft. Apache	$30,000 (10/1/02)
Duffy's	$35,000 (10/4/02)
City Stop No. 8	$50,000 (to be paid)

4.1  Conduct of Business

        None.

17

APPENDIX 2.15A

            •    SMITH'S STORE NO. 341    PAHRUMP, NYE COUNTY LOCATION

SPACE LEASE—ANCHOR DOES PAPERWORK

601 South 160 Highway, Pahrump, NV 89041 727-2530

QUARTERLY: (Due 3/31, 6/30, 9/30, 12/31)
State of Nevada: 17672-01
 ANNUAL: (Due June 20 for Year 7/1—6/30)
State of Nevada: 17672-01
Nye County Gaming: (no license #)

            •    SMITH'S STORE NO. 342: MESQUITE LOCATION

SPACE LEASE—ANCHOR DOES PAPERWORK

350 Sandhill Blvd., Mesquite, NV 89024    (702) 346-2298

QUARTERLY: (Due 3/31, 6/30, 9/30, 12/31)
Clark County Gaming: 002371-GAM-O

City of Mesquite: 405-962
 SEMI-ANNUAL: (Due January 1 and July 1)
City of Mesquite: 405-963

ANNUAL: (Due June 20 for Year 7/1—6/30)
State of Nevada: 20707-01

            •    SMITH'S STORE NO. 345: NORTH LAS VEGAS LOCATION

SPACE LEASE—ANCHOR DOES PAPERWORK

5564 Camino al Norte, North Las Vegas, NV 89031    Tel: 657-2967

QUARTERLY: (Due 3/31, 6/30, 9/30, 12/31)
County Gaming: 003542-GAM-O

SEMI-ANNUAL: (Due June 30th and December 31st)
City of North Las Vegas:
Type G002            #67059

ANNUAL: (Due June 20 for Year 7/1—6/30)
State of Nevada: 25604-01

2.15A-18

            •    SMITH'S STORE NO. 346: HENDERSON LOCATION

SPACE LEASE—ANCHOR DOES PAPERWORK

10616 S. Eastern, Henderson, NV 89012    Telephone: (702) 896-5451

QUARTERLY: (Due 3/31, 6/30, 9/30, 12/31)
City of Henderson: 31601
County Gaming: 003454-GAM-O

ANNUAL: (Due June 20 for Year 7/1—6/30)
State of Nevada: 24456-01

            •    SMITH'S STORE NO. 347: CITY LOCATION

SPACE LEASE—ANCHOR DOES PAPERWORK

9851 W. Charleston Blvd., Las Vegas, NV 89117    944-0100

QUARTERLY: (Due 3/31, 6/30, 9/30, 12/31)
County Gaming: 003249-GAM-O

SEMI-ANNUAL: (Due April 1st & October 1st)
City of Las Vegas: G01-01898-4-000655

ANNUAL: (Due June 20 for Year 7/1—6/30)
State of Nevada: 22918-01

            •    SMITH'S STORE NO. 348: HENDERSON LOCATION

SPACE LEASE—ANCHOR DOES PAPERWORK

1000 N. Green Valley Parkway, Bldg. E, Henderson, NV 89015    263-4503

QUARTERLY: (Due 3/31, 6/30, 9/30, 12/31)
City of Henderson: 21425

County Gaming: 002545-GAM-O

ANNUAL: (Due June 20 for Year 7/1—6/30)
State of Nevada: 21172-01

            •    SMITH'S STORE NO. 350: HENDERSON LOCATION

SPACE LEASE—ANCHOR DOES PAPERWORK

4600 E. Sunset Road, Henderson, NV 89014    Telephone: (702) 435-5403

QUARTERLY: (Due 3/31, 6/30, 9/30, 12/31)
City of Henderson:    8941
County Gaming:    00342-GAM-O

ANNUAL: (Due June 20 for Year 7/1—6/30)
State of Nevada: 13773-01

2.15A-19

            •    SMITH'S STORE NO. 351: COUNTY LOCATION

SPACE LEASE—ANCHOR DOES PAPERWORK

6130 W. Tropicana, Las Vegas, NV 89103    367-6817

QUARTERLY: (Due 3/31, 6/30, 9/30, 12/31)
County Gaming:    000073-GAM-O
County General    000073-GEN-O

County Convention Authority:    000073-CON-O

ANNUAL: (Due June 20 for Year 7/1—6/30)
State of Nevada: 12779-02

            •    SMITH'S STORE NO. 352: RENO, NORTHERN NEVADA LOCATION

SPACE LEASE—ANCHOR/EDT DOES PAPERWORK

3600 S. Virginia St., Reno, NV 89502    Telephone (775) 825-1511

QUARTERLY: (Due 3/31, 6/30, 9/30, 12/31)
City of Reno:    ID# QL-81234 ACCT# QR-81521

Washoe County:    18197-Type G1
Lic #: G0101574

ANNUAL: (Due June 20 for Year 7/1—6/30)
State of Nevada:    12181-02

            •    SMITH'S STORE NO. 354: COUNTY LOCATION

SPACE LEASE—ANCHOR DOES PAPERWORK

3850 East Flamingo Road, Las Vegas, Nv 89121    451-7259

QUARTERLY: (Due 3/31, 6/30, 9/30, 12/31)
County Gaming:    000075-GAM-O
County General    000075-GEN-O
County Convention
Authority:    000075-CON-O

ANNUAL: (Due June 20 for Year 7/1—6/30)
State of Nevada: 11524-02

2.15A-20

            •    SMITH'S STORE NO. 355: COUNTY LOCATION

SPACE LEASE—ANCHOR DOES PAPERWORK

450 N. Nellis Blvd., Las Vegas, NV 89110    438-3429

QUARTERLY: (Due 3/31, 6/30, 9/30, 12/31)
County Gaming:    000074-GAM-O
County General    000074-GEN-O
County Convention
Authority:    000074-CON-O

ANNUAL: (Due June 20 for Year 7/1—6/30)
State of Nevada: 12780-02

            •    SMITH'S STORE NO. 356: CARSON CITY—NORTHERN NV LOCATION

SPACE LEASE—ANCHOR DOES PAPERWORK

599 E. William, Carson City, NV 89701    Telephone: (775) 885-9922

QUARTERLY: (Due 3/31, 6/30, 9/30, 12/31)
Carson City:    99-00070

ANNUAL: (Due June 20 for Year 7/1—6/30)
State of Nevada: 12182-02

            •    SMITH'S STORE NO. 357: SPARKS—NORTHERN NEVADA LOCATION

SPACE LEASE—ANCHOR DOES PAPERWORK

1255 Baring Blvd., Sparks, NV 89431    (775) 356-6466

QUARTERLY: (Due 3/31, 6/30, 9/30, 12/31)
City of Sparks: 053916
Washoe County: Lic #: G0101575

ANNUAL: (Due June 20 for Year 7/1—6/30)
State of Nevada: 11526-02

            •    SMITH'S STORE NO. 358: COUNTY LOCATION

SPACE LEASE—ANCHOR DOES PAPERWORK

2540 S. Maryland Parkway, Las Vegas, NV 89109    Telephone: (702) 791-5462

QUARTERLY: (Due 3/31, 6/30, 9/30, 12/31)
County Gaming:    000071-GAM-O
County General
License:    000071-GEN-O
County Convention
Authority:    000071-CON-O

ANNUAL: (Due June 20 for Year 7/1—6/30)
State of Nevada: 11523-02

2.15A-21

            •    SMITH'S STORE NO. 359: CITY LOCATION

SPACE LEASE—ANCHOR DOES PAPERWORK

232 N. Jones Blvd., Las Vegas, NV 89107    Telephone: (702) 870-6407

QUARTERLY: (Due 3/31, 6/30, 9/30, 12/31)
County Gaming:    000135-GAM-O

SEMI-ANNUAL: (Due April 1st & October 1st)
City of Las Vegas:    G01-01296-4-000163

ANNUAL: (Due June 20 for Year 7/1—6/30)
State of Nevada:    03162-04
Las Vegas Conv.
Authority: C20-01296-7-000163

            •    SMITH'S STORE NO. 371: COUNTY LOCATION

SPACE LEASE—ANCHOR DOES PAPERWORK

8555 W. Sahara Ave., Las Vegas 89117    233-3311

QUARTERLY: (Due 3/31, 6/30, 9/30, 12/31)
County Gaming:    002028-GAM-O
County General
License:    002028-GEN-O
County Convention
Authority:    002028-CON-O

ANNUAL: (Due June 20 for Year 7/1—6/30)
State of Nevada: 19614-01

            •    SMITH'S STORE NO. 376: CLARK COUNTY LOCATION

SPACE LEASE—ANCHOR DOES PAPERWORK

2385 E. Windmill, Las Vegas, NV 89123    Telephone: (702) 270-3814

QUARTERLY: (Due 3/31, 6/30, 9/30, 12/31)
County Gaming:    002862-GAM-0
County General:    002862-GEN-0
Las Vegas Convention
Authority:    002862-CON-0

ANNUAL: (Due June 20 for Year 7/1—6/30)
State of Nevada:    22917-01

2.15A-22

            •    SMITH'S STORE NO. 377: CITY LOCATION

SPACE LEASE—ANCHOR DOES PAPERWORK

850 South Rancho Rd., Las Vegas, NV 89106    258-8554

QUARTERLY: (Due 3/31, 6/30, 9/30, 12/31)
County Gaming:    000137-GAM-O

SEMI-ANNUAL: (Due April 1st & October 1st)
City of Las Vegas: G01-01297-4-000015

ANNUAL: (Due June 20 for Year 7/1—6/30)
State of Nevada:    03640-03

Las Vegas Convention Authority:    C20-01297-7-000015

            •    SMITH'S STORE NO. 381: HENDERSON LOCATION

SPACE LEASE—ANCHOR DOES PAPERWORK

830 S. Boulder Hwy., Henderson, LV 89015    564-9240

QUARTERLY: (Due 3/31, 6/30, 9/30, 12/31)
City of Henderson:    8294
County Gaming:    000139-GAM-O

ANNUAL: (Due June 20 for Year 7/1—6/30)
State of Nevada: 04536-03

            •    SMITH'S STORE NO. 383: CITY LOCATION

SPACE LEASE—ANCHOR DOES PAPERWORK

4440 N. Rancho Drive, Las Vegas, NV 89031    645-0168

QUARTERLY: (Due 3/31, 6/30, 9/30, 12/31)
County Gaming:    000482-GAM-O

SEMI-ANNUAL: (Due April 1st & October 1st)
City of Las Vegas:    G01-01385-4-000495

ANNUAL: (Due June 20 for Year 7/1—6/30)
State of Nevada:    15087-01
Las Vegas Convention
Authority:    C20-01385-7-000495

            •    SMITH'S STORE NO. 385: CITY LOCATION

SPACE LEASE—ANCHOR DOES PAPERWORK

2211 North Rampart, Las Vegas, NV 89128    254-7201

QUARTERLY: (Due 3/31, 6/30, 9/30, 12/31)
County Gaming:    001186-GAM-O

SEMI-ANNUAL: (Due April 1st & October 1st)
City of Las Vegas:    G01-01535-4-000055

ANNUAL: (Due June 20 for Year 7/1—6/30)
State of Nevada:    16647-01
Las Vegas Convention
Authority:    C20-01535-7-000055

2.15A-23

            •    SMITH'S STORE NO. 388 ELKO CITY/COUNTY LOCATION

SPACE LEASE—ANCHOR DOES PAPERWORK

1740 Mountain City Hwy., Elko, NV 89801    (775) 777-1265

QUARTERLY: (Due July 5th, October 5th, January 5th, April 5th)
Elko City:    02-00122
Elko County:    (due July 10, October 10, January 10, April 10)
1210

ANNUAL: (Due June 20 for Year 7/1—6/30)
State of Nevada:    18331-01

            •    SMITH'S STORE NO. 389 DOUGLAS COUNTY LOCATION

SPACE LEASE—ANCHOR DOES PAPERWORK

1341 Highway 395, Gardnerville, NV 89410    Telephone: (775) 782-3871

QUARTERLY: (Due 3/31, 6/30, 9/30, 12/31)
Douglas County:

ANNUAL: (Due June 20 for Year 7/1—6/30)
State of Nevada:    17785-01

            •    SMITH'S STORE NO. 390 ELKO COUNTY LOCATION

SPACE LEASE—ANCHOR DOES PAPERWORK

1855 West Wendover Blvd., Wendover, NV 89883    (775) 664-3306

QUARTERLY:
City of West
Wendover:    1594

Elko County: (Due July 10, October 10, January 10, April 10)
1238

ANNUAL: (Due June 20 for Year 7/1—6/30)
State of Nevada: 17918-02

            •    SMITH'S STORE NO. 392 LYON COUNTY LOCATION

SPACE LEASE—ANCHOR DOES PAPERWORK

2200 Highway 50 E., Dayton, NV 89403    PHONE: (775) 246-4666

QUARTERLY:

State of Nevada:    (Due 3/31, 6/30, 9/30, 12/31)
24260-01

ANNUAL: (Due ~June 20 for Year 7/1—6/30)

Lyon County:    Slot fees (accrued quarterly):
No. 005411

Lyon County:    Business license fees (accrued quarterly):
No. 055415

State of Nevada:    24260-01

            •    SMITH'S STORE NO. 394: COUNTY LOCATION

SPACE LEASE—ANCHOR DOES PAPERWORK

2.15A-24

9750 S. Maryland Parkway, Las Vegas, NV 89123    Telephone: 791-2002
Parcel #177-26-112-002

QUARTERLY: (Due 3/31, 6/30, 9/30, 12/31)
County Gaming:    003746-GAM-O
County General
License:    003746-GEN-O
County Convention
Authority:    003746-CON-O

ANNUAL: (Due June 20 for Year 7/1—6/30)
State of Nevada:    26242-01

            •    SMITH'S STORE NO. 396: COUNTY LOCATION

SPACE LEASE—ANCHOR DOES PAPERWORK

9350 W. Flamingo Road, Las Vegas, NV 89147    Telephone: 228-3862

QUARTERLY: (Due 3/31, 6/30, 9/30, 12/31)
County Gaming:    003984-GAM-O
County General
License:    003984-GEN-O
County Convention
Authority:    003984-CON-O

ANNUAL: (Due June 20 for Year 7/1—6/30)
State of Nevada:    27131-01

            •    SMITH'S STORE NO. 399: COUNTY LOCATION

SPACE LEASE—ANCHOR DOES PAPERWORK

4840 Desert Inn Road, Las Vegas, NV 89102    Telephone: (702) 365-7936

QUARTERLY: (Due 3/31, 6/30, 9/30, 12/31)
County Gaming:    004034-GAM-O
County General
License:    004034-GEN-O
County Convention
Authority:    004034-CON-O

ANNUAL: (Due June 20 for Year 7/1—6/30)
State of Nevada: 27281-01

            •    FOOD 4 LESS #792 f/k/a PRICERITE GROCERY WAREHOUSE #553: CITY LOCATION (owned by Smith's)

SPACE LEASE—ANCHOR DOES PAPERWORK

F/K/A Smith's #367 (3rd Smith's Lease Amendment)
3602 E. Bonanza Rd., Las Vegas, NV 89110 437-4451

QUARTERLY: (Due June 30, Sept 30, December 31, March 31)
County Gaming:    002002-GAM-O

SEMI-ANNUAL: (Due April 1st & October 1st)
City of Las Vegas: G01-01692-4-000199

ANNUAL: (Due June 20 for Year 7/1—6/30)
State of Nevada:    18762-01

2.15A-25

Las Vegas Convention
Authority:    C20-01692-7-000199

            •    FOOD 4 LESS #793 f/k/a PRICERITE GROCERY WAREHOUSE #554 CITY LOCATION

SPACE LEASE—ANCHOR DOES PAPERWORK

p/k/a BUY SMART 8/93-6/95:
p/k/a SMITHS PIONEER MARKET #369 10/90-8/93 (Smith's 3rd Lease Amendment)
1941 N. Decatur Blvd., Las Vegas, NV 89108    646-1926

QUARTERLY: (Due 3/31, 6/30, 9/30, 12/31)
County Gaming:    000633-GAM-O

SEMI-ANNUAL: (Due April 1st & October 1st)
City of Las Vegas:    G01-01298-4-00143

ANNUAL: (Due June 20 for Year 7/1—6/30)
State of Nevada:    03916-04
Las Vegas Convention
Authority:    C20-01298-7-0143

            •    FOOD 4 LESS #794 f/k/a PRICERITE GROCERY WAREHOUSE #555: NORTH LAS VEGAS LOCATION

SPACE LEASE—ANCHOR DOES PAPERWORK

f/k/a Smith's #384:
2255 North Las Vegas Blvd., North Las Vegas, NV 89030    399-5284

QUARTERLY: (Due 3/31, 6/30, 9/30, 12/31)
County Gaming:    000596-GAM-O

SEMI-ANNUAL: (Due June 30th and December 31st)
City of North
Las Vegas:    56792 Type G002

ANNUAL: (Due June 20 for Year 7/1—6/30)
State of Nevada:    15115-01

            •    FREDDIE'S ROOST: SPARKS—NORTHERN NEVADA LOCATION

SPACE LEASE—ANCHOR DOES PAPERWORK

6590 North Wingfield Parkway, Sparks, NV 89436    (775) 626-1000

QUARTERLY: (Due 3/31, 6/30, 9/30, 12/31)
City of Sparks:    (due Jan 10, Apr 10, July 10, and Oct 10)
056639
Washoe County:    #G0101362

ANNUAL: (Due June 20 for Year 7/1—6/30)
State of Nevada:    23619-02

            •    SPLASH N' GO: HENDERSON LOCATION

SPACE LEASE—ANCHOR DOES PAPERWORK

1100 E. Lake Mead Drive, Henderson, NV 89015    (#500)    (702) 568-1135
                                                             Victor's Cell: (702) 245-0191

QUARTERLY: (Due 3/31, 6/30, 9/30, 12/31)
City of Henderson:    39785
County Gaming:    004141-GAM-0

ANNUAL: (Due June 20 for Year 7/1—6/30)
State of Nevada:    23200-03

2.15A-26

            •    THE PANTRY FOOD & SPIRITS: RENO, NORTHERN NEVADA LOCATION

SPACE LEASE—ANCHOR DOES PAPERWORK

151 North Sierra Street, Reno, NV 89501    Telephone: (775) 322-5961

QUARTERLY: (Due 3/31, 6/30, 9/30, 12/31)
City of Reno:    QL#24504
Washoe County:    #G0201836
                                #030587

ANNUAL: (Due June 20 for Year 7/1—6/30)
State of Nevada:    27502-01

*State of Nevada fees are due both annually and quarterly.

2.15A-27

Property Acquired After 6/29/02

        The following are included in Appendix 1.1, but were acquired after 6/29/02 and are subject to Section 1.8. The following are excluded for purposes of Section 2.10(a).

Description	Cost Acct	Date Acquired	Item Number	Serial Number	Original Cost	Approx Deprec	NBV	Depr Exp BU	Count
ANCHOR COIN, INC.
Replace overhead	1435	10/07/02	102672		4,855.00	223.22	4,631.78	407010	1

1435 LEASEHOLD IMPROVEME					4,855.00	223.22	4,631.78		1
2002 CHEVY CAVALI	1444	08/03/02	102501	1G1JC524327465948	12,053.10	2008.85	10,044.25	407010	1

1444 TRANSPORTATION EQUI					12,053.10	2,008.85	10,044.25		1
Crowbar Bar Build	1445	12/18/02	103593		25,000.00	833.33	24,166.67	407010	1
Dew Drop Bar re-l	1445	12/03/02	103597		5,000.00	526.32	4,473.68	407010	1

1445 FURNITURE AND FIXTU					30,000.00	1,359.65	28,640.35		2
17" GAME KING UPR	1461	07/06/02	102300	1173036	8,319.60	1,617.70	6,701.90	404100	1
17" GAME KING UPR	1461	07/06/02	102301	1173037	8,319.60	1,617.70	6,701.90	404100	1
17" GAME KING UPR	1461	07/06/02	102302	1173038	8,319.60	1,617.70	6,701.90	404100	1
17" GAME KING UPR	1461	07/06/02	102303	1173039	8,319.59	1,617.70	6,701.89	404100	1
IGT GameKing Mult	1461	08/30/02	102538	1192654	8,267.69	1,377.95	6,889.74	407010	1
IGT GameKing Mult	1461	08/30/02	102539	1192655	8,267.69	1,377.95	6,889.74	407010	1
IGT GameKing Bar	1461	08/30/02	102540	1192656	8,267.69	1,377.95	6,889.74	407010	1
IGT GameKing Mult	1461	08/30/02	102541	1192657	8,267.69	1,377.95	6,889.74	407010	1
IGT GameKing Bar	1461	08/30/02	102542	1192658	8,267.69	1,377.95	6,889.74	407010	1
IGT GameKing Bar	1461	08/30/02	102543	1192659	8,267.69	1,377.95	6,889.74	407010	1
IGT GameKing Bar	1461	08/30/02	102544	1192660	8,267.69	1,377.95	6,889.74	407010	1
IGT GameKing Bar	1461	08/30/02	102545	1192661	8,267.69	1,377.95	6,889.74	407010	1
IGT GameKing Mult	1461	08/30/02	102546	1192662	8,267.69	1,377.95	6,889.74	407010	1
IGT GameKing Bar	1461	08/30/02	102547	1192663	8,267.69	1,377.95	6,889.74	407010	1
IGT GameKing Mult	1461	08/30/02	102548	1192664	8,267.69	1,377.95	6,889.74	407010	1
IGT GameKing Mult	1461	08/30/02	102549	1192665	8,267.69	1,377.95	6,889.74	407010	1
IGT GameKing Mult	1461	08/30/02	102550	1192666	8,267.69	1,377.95	6,889.74	407010	1
IGT GameKing Mult	1461	08/30/02	102551	1192667	8,267.69	1,377.95	6,889.74	407010	1
IGT GameKing Mult	1461	08/30/02	102552	1192668	8,267.69	1,377.95	6,889.74	407010	1
IGT GameKing Mult	1461	08/30/02	102553	1192669	8,267.69	1,377.95	6,889.74	407010	1
IGT GameKing Mult	1461	08/30/02	102554	1192670	8,267.69	1,377.95	6,889.74	407010	1
IGT GameKing Mult	1461	08/30/02	102555	1192671	8,267.69	1,377.95	6,889.74	407010	1
IGT GameKing Mult	1461	08/30/02	102556	1192672	8,267.69	1,377.95	6,889.74	407010	1
IGT GameKing Mult	1461	08/30/02	102557	1192673	8,267.69	1,377.95	6,889.74	407010	1
IGT GameKing Mult	1461	08/30/02	102558	1192674	8,267.69	1,377.95	6,889.74	407010	1
IGT GameKing Mult	1461	08/30/02	102559	1192675	8,267.69	1,377.95	6,889.74	407010	1
IGT GameKing Mult	1461	08/30/02	102560	1192676	8,267.69	1,377.95	6,889.74	407010	1
IGT GameKing Mult	1461	08/30/02	102561	1192677	8,267.69	1,377.95	6,889.74	407010	1
IGT GameKing Mult	1461	08/30/02	102562	1192678	8,267.69	1,377.95	6,889.74	407010	1
IGT GameKing Mult	1461	08/30/02	102563	1192679	8,267.69	1,377.95	6,889.74	407010	1
IGT GameKing Mult	1461	08/30/02	102564	1192680	8,267.69	1,377.95	6,889.74	407010	1
IGT GameKing Mult	1461	08/30/02	102565	1192681	8,267.69	1,377.95	6,889.74	407010	1
IGT GameKing Mult	1461	08/30/02	102566	1192682	8,267.69	1,377.95	6,889.74	407010	1
IGT GameKing Mult	1461	08/30/02	102567	1192683	8,267.69	1,377.95	6,889.74	407010	1
IGT GameKing Mult	1461	08/30/02	102568	1192684	8,267.69	1,377.95	6,889.74	407010	1
IGT GameKing Mult	1461	08/30/02	102569	1192685	8,267.62	1,377.95	6,889.67	407010	1
IGT Upright Slot	1461	10/11/02	102673	1202290	8,697.12	966.35	7,730.77	407010	1
IGT Upright Slot	1461	10/11/02	102674	1202291	8,697.12	966.35	7,730.77	407010	1
IGT Upright Slot	1461	10/11/02	102675	1202292	8,697.12	966.35	7,730.77	407010	1
IGT Upright Slot	1461	10/11/02	102676	1202293	8,697.12	966.35	7,730.77	407010	1

After Acquired Property - 1

IGT Upright Slot	1461	10/11/02	102677	1202294	8,697.12	966.35	7,730.77	407010	1
IGT Upright Slot	1461	10/11/02	102678	1202295	8,697.12	966.35	7,730.77	407010	1
IGT Upright Slot	1461	10/11/02	102679	1202296	8,697.12	966.35	7,730.77	407010	1
IGT Upright Slot	1461	10/11/02	102680	1202297	8,697.12	966.35	7,730.77	407010	1
IGT Upright Slot	1461	10/11/02	102681	1202298	8,697.12	966.35	7,730.77	407010	1
IGT Upright Slot	1461	10/11/02	102682	1202299	8,697.12	966.35	7,730.77	407010	1
IGT Upright Slot	1461	10/11/02	102683	1202300	8,697.12	966.35	7,730.77	407010	1
IGT Upright Slot	1461	10/11/02	102684	1202301	8,697.12	966.35	7,730.77	407010	1
IGT Upright Slot	1461	10/11/02	102685	1202302	8,697.12	966.35	7,730.77	407010	1
IGT Upright Slot	1461	10/11/02	102686	1202303	8,697.12	966.35	7,730.77	407010	1
IGT Upright Slot	1461	10/11/02	102687	1202304	8,697.12	966.35	7,730.77	407010	1
IGT Upright Slot	1461	10/11/02	102688	1202305	8,697.12	966.35	7,730.77	407010	1
IGT Upright Slot	1461	10/11/02	102689	1202306	8,697.12	966.35	7,730.77	407010	1
IGT Upright Slot	1461	10/11/02	102690	1202307	8,697.12	966.35	7,730.77	407010	1
IGT Upright Slot	1461	10/11/02	102691	1202308	8,697.12	966.35	7,730.77	407010	1
IGT Upright Slot	1461	10/11/02	102692	1202309	8,697.12	966.35	7,730.77	407010	1
IGT Upright Slot	1461	10/11/02	102693	1202310	8,697.12	966.35	7,730.77	407010	1
IGT Upright Slot	1461	10/11/02	102694	1202311	8,697.12	966.35	7,730.77	407010	1
IGT Upright Slot	1461	10/11/02	102695	1202312	8,697.12	966.35	7,730.77	407010	1
IGT Upright Slot	1461	10/11/02	102696	1202313	8,697.12	966.35	7,730.77	407010	1
IGT Upright Slot	1461	10/11/02	102697	1202314	8,697.12	966.35	7,730.77	407010	1
IGT Upright Slot	1461	10/11/02	102698	1202315	8,697.12	966.35	7,730.77	407010	1
IGT Upright Slot	1461	10/11/02	102699	1202316	8,697.12	966.35	7,730.77	407010	1
IGT Upright Slot	1461	10/11/02	102700	1202317	8,697.12	966.35	7,730.77	407010	1
IGT Upright Slot	1461	10/11/02	102701	1202318	8,697.03	966.35	7,730.68	407010	1
IGT Upright Slot	1461	10/11/02	102702	1202319	8,697.12	966.35	7,730.77	407010	1
IGT BATOPS	1461	10/31/02	103555	963366	5,362.50	595.83	4,766.67	407010	1
IGT BARTOP	1461	10/31/02	103556	963368	5,362.50	595.83	4,766.67	407010	1
IGT BARTOP	1461	10/31/02	103557	963359	5,362.50	595.83	4,766.67	407010	1
IGT BARTOP	1461	10/31/02	103558	963365	5,362.50	595.83	4,766.67	407010	1
IGT BARTOP	1461	10/31/02	103559	963372	5,362.50	595.83	4,766.67	407010	1
IGT BARTOP	1461	10/31/02	103560	963361	5,362.50	595.83	4,766.67	407010	1
IGT BARTOP	1461	10/31/02	103561	963360	5,362.50	595.83	4,766.67	407010	1
IGT BARTOP	1461	10/31/02	103562	963362	5,362.50	595.83	4,766.67	407010	1
IGT BARTOP	1461	10/31/02	103563	963369	5,362.50	595.83	4,766.67	407010	1
IGT BARTOP	1461	10/31/02	103564	963371	5,362.50	595.83	4,766.67	407010	1
IGT BARTOP	1461	10/31/02	103565	963363	5,362.50	595.83	4,766.67	407010	1
IGT BARTOP	1461	10/31/02	103566	963367	5,362.50	595.83	4,766.67	407010	1
IGT BARTOP	1461	10/31/02	103567	963357	5,362.50	595.83	4,766.67	407010	1
IGT BARTOP	1461	10/31/02	103568	963370	5,362.50	595.83	4,766.67	407010	1
IGT BARTOP	1461	10/31/02	103569	963364	5,362.50	595.83	4,766.67	407010	1

1461 GAMING MACHINES					639,195.41	88,493.15	550,702.26		81
SIGN W/ METER/COM	1466	07/09/02	102304		4,358.64	847.51	3,511.13	407010	1
SIGN W/ METER/COM	1466	07/09/02	102305		4,358.64	847.51	3,511.13	407010	1
SIGN W/ METER/COM	1466	07/09/02	102306		4,358.64	847.51	3,511.13	407010	1
SIGN W/ METER/COM	1466	07/09/02	102307		4,358.64	847.51	3,511.13	407010	1
SIGN W/ METER/COM	1466	07/09/02	102308		4,358.64	847.51	3,511.13	407010	1
SIGN W/ METER/COM	1466	07/09/02	102309		4,358.64	847.51	3,511.13	407010	1
Progressive sign	1466	08/13/02	102502		3,981.28	663.55	3,317.73	407010	1

1466 SIGNAGE					30,133.12	5,748.61	24,384.51		7

ANCHOR COIN, INC.					716,236.63	97,833.48	618,403.15		92

After Acquired Property - 2

Appendix 2.10(d)

Item Number	Description	Serial Number	Date Depn	Life Months	Dep Met	Original Cost	Accum Deprec	NBV	Location	No. of M/c
	ANCHOR COIN, INC.
77463	UPRIGHT SLOT MACHINE	414560	12/30/01	12	1	120	(60)	60	400388	1
77492	UPRIGHT SLOT MACHINE	459791	12/30/01	12	1	120	(60)	60	407010	1
77497	UPRIGHT SLOT MACHINE	459805	12/30/01	12	1	120	(60)	60	407010	1
77498	UPRIGHT SLOT MACHINE	459817	12/30/01	12	1	120	(60)	60	407010	1
77502	UPRIGHT SLOT MACHINE	459837	12/30/01	12	1	120	(60)	60	407010	1
77503	UPRIGHT SLOT MACHINE	459841	12/30/01	12	1	120	(60)	60	407010	1
77523	UPRIGHT SLOT MACHINE	470620	12/30/01	12	1	220	(110)	110	400341	1
77527	UPRIGHT SLOT MACHINE	470625	12/30/01	12	1	220	(110)	110	407010	1
77528	UPRIGHT SLOT MACHINE	470626	12/30/01	12	1	220	(110)	110	407010	1
77559	BARTOP SLOT MACHINE	530062	12/30/01	12	1	290	(145)	145	403130	1
77564	BARTOP SLOT MACHINE	530067	12/30/01	12	1	290	(145)	145	407010	1
77594	BARTOP SLOT MACHINE	532692	12/30/01	12	1	—	—	—	404100	1
77605	UPRIGHT SLOT MACHINE	532883	12/30/01	12	1	230	(115)	115	407010	1
77616	UPRIGHT SLOT MACHINE	532906	12/30/01	12	1	230	(115)	115	407010	1
77624	UPRIGHT SLOT MACHINE	532914	12/30/01	12	1	230	(115)	115	407010	1
77643	UPRIGHT SLOT MACHINE	533338	12/30/01	12	1	230	(115)	115	407010	1
77644	UPRIGHT SLOT MACHINE	533339	12/30/01	12	1	230	(115)	115	407010	1
77655	BARTOP SLOT MACHINE	535608	12/30/01	12	1	—	—	—	404100	1
77657	BARTOP SLOT MACHINE	535610	12/30/01	12	1	—	—	—	404100	1
77660	BARTOP SLOT MACHINE	556114	12/30/01	12	1	520	(259)	261	404100	1
77662	BARTOP SLOT MACHINE	556120	12/30/01	12	1	520	(259)	261	407010	1
77666	UPRIGHT SLOT MACHINE	556124	12/30/01	12	1	520	(259)	261	400341	1
77671	BARTOP SLOT MACHINE	556129	12/30/01	12	1	520	(259)	261	400341	1
77680	BARTOP SLOT MACHINE	562001	12/30/01	12	1	280	(140)	140	404100	1
77684	BARTOP SLOT MACHINE	562005	12/30/01	12	1	—	—	—	404100	1
77711	BARTOP SLOT MACHINE	562032	12/30/01	12	1	—	—	—	404100	1
77727	UPRIGHT SLOT MACHINE	565874	12/30/01	12	1	240	(120)	120	404100	1
77738	BARTOP SLOT MACHINE	566829	12/30/01	12	1	—	—	—	404100	1
77739	BARTOP SLOT MACHINE	566833	12/30/01	12	1	280	(140)	140	404100	1
77740	BARTOP SLOT MACHINE	566837	12/30/01	12	1	—	—	—	404100	1
77745	BARTOP SLOT MACHINE	566847	12/30/01	12	1	—	—	—	404100	1
77753	BARTOP SLOT MACHINE	568341	12/30/01	12	1	—	—	—	404100	1
77756	BARTOP SLOT MACHINE	568344	12/30/01	12	1	—	—	—	404100	1
77760	UPRIGHT SLOT MACHINE	575202	12/30/01	12	1	230	(115)	115	400388	1
77790	BARTOP SLOT MACHINE	586792	12/30/01	12	1	—	—	—	404100	1
77797	BARTOP SLOT MACHINE	586823	12/30/01	12	1	—	—	—	404100	1
77798	UPRIGHT SLOT MACHINE	754843	12/30/01	15	1	290	(116)	174	400341	1

App. 2.10(d)-1

77799	UPRIGHT SLOT MACHINE	754844	12/30/01	15	1	290	(116)	174	400341	1
77800	UPRIGHT SLOT MACHINE	754845	12/30/01	15	1	290	(116)	174	400341	1
77801	UPRIGHT SLOT MACHINE	754846	12/30/01	15	1	290	(116)	174	400341	1
77802	UPRIGHT SLOT MACHINE	754847	12/30/01	25	1	420	(101)	319	400388	1
77807	UPRIGHT SLOT MACHINE	754852	12/30/01	15	1	290	(116)	174	400388	1
77808	UPRIGHT SLOT MACHINE	754853	12/30/01	15	1	290	(116)	174	400388	1
77814	URPRIGHT SLOT MACHINE	764929	12/30/01	12	1	420	(209)	211	400388	1
77816	URPRIGHT SLOT MACHINE	764931	12/30/01	12	1	290	(145)	145	400341	1
77834	UPRIGHT SLOT MACHINE	764949	12/30/01	12	1	420	(209)	211	400388	1
77839	UPRIGHT SLOT MACHINE	764954	12/30/01	12	1	290	(145)	145	400341	1
77867	SLOT MACHINE	764982	12/30/01	12	1	290	(145)	145	407010	1
77876	SLOT MACHINE	766299	12/30/01	12	1	360	(180)	180	404100	1
77879	BARTOP SLOT MACHINE	766317	12/30/01	12	1	—	—	—	404100	1
77882	BARTOP SLOT MACHINE	766320	12/30/01	12	1	—	—	—	404100	1
77888	BARTOP SLOT MACHINE	766326	12/30/01	12	1	—	—	—	404100	1
77889	BARTOP SLOT MACHINE	766327	12/30/01	12	1	—	—	—	404100	1
77900	BARTOP SLOT MACHINE	766344	12/30/01	12	1	—	—	—	404100	1
77935	BARTOP SLOT MACHINE	790777	12/30/01	12	1	530	(264)	266	407010	1
77938	BARTOP SLOT MACHINE	790784	12/30/01	12	1	—	—	—	404100	1
77946	BARTOP SLOT MACHINE	790795	12/30/01	12	1	—	—	—	404100	1
77950	BARTOP SLOT MACHINE	790817	12/30/01	12	1	530	(264)	266	403081	1
77985	SLANTTOP SLOT MACHINE	V950805069	12/30/01	12	1	—	—	—	404100	1
77986	SLANTTOP SLOT MACHINE	V950905601	12/30/01	12	1	—	—	—	404100	1
77991	SLANTTOP SLOT MACHINE	V960200674	12/30/01	14	1	—	—	—	404100	1
78033	FLAT TOP IGT SLOT MACH BARTOP	866521	12/30/01	12	1	550	(274)	276	404100	1
78076	GAMEKIN IGT SLOT MACH BARTOP	900226	12/30/01	20	1	720	(216)	504	407010	1
78079	GAMEKIN	900218	12/30/01	19	1	720	(227)	493	407010	1
78095	IGT SLOT MACH FLAT TOP	901508	12/30/01	12	1	—	—	—	404100	1
78096	IGT SLOT MACH FLAT TOP	901509	12/30/01	12	1	700	(349)	351	404100	1
78176	IGT SLOT MACH UPRIGHT	920577	12/30/01	12	1	720	(359)	361	407010	1
78208	IGT SLOT MACH 13" UPRT	920593	12/30/01	12	1	1,200	(598)	602	407010	1
78290	GAMEMAKER (VWOG)	V980514678	12/30/01	12	1	—	—	—	404100	1
78430	FLAT TOP SLOT MACHINE	969888	12/30/01	13	1	3,900	(1,797)	2,103	403141	1
78433	FLAT TOP SLOT MACHINE	969893	12/30/01	13	1	3,900	(1,797)	2,103	403141	1
78444	GAMEKING MULTI SLOT	874562	12/30/01	13	1	2,600	(1,198)	1,402	403141	1
78449	GAMEKING MULTI SLOT	874568	12/30/01	13	1	2,600	(1,198)	1,402	403141	1
78454	GAMEKING MULTI SLOT	874531	12/30/01	13	1	2,600	(1,198)	1,402	403141	1
78461	GAMEKING MULTI SLOT	874538	12/30/01	15	1	2,600	(1,038)	1,562	403141	1

App. 2.10(d)-2

78482	UPRIGHT SLOT MACHINE	919153	12/30/01	16	1	3,500	(1,311)	2,189	407010	1
78528	UPRIGHT SLOT MACHINE	919161	12/30/01	15	1	3,500	(1,397)	2,103	400341	1
78548	UPRIGHT SLOT MACHINE	915489	12/30/01	15	1	3,500	(1,397)	2,103	400341	1
78549	UPRIGHT SLOT MACHINE	915490	12/30/01	15	1	3,500	(1,397)	2,103	400341	1
82032	WHEEL OF GOLD	S961214170	12/30/01	12	1	620	(309)	311	403109	1
85532	UPRIGHT SLOT MACHINE	837333	12/30/01	15	1	3,500	(1,397)	2,103	400341	1
85533	UPRIGHT SLOT MACHINE	900269	12/30/01	15	1	3,500	(1,397)	2,103	407010	1
85534	UPRIGHT SLOT MACHINE	858835	12/30/01	15	1	3,500	(1,397)	2,103	400341	1
85537	UPRIGHT SLOT MACHINE	893564	12/30/01	15	1	3,500	(1,397)	2,103	407010	1
85539	UPRIGHT SLOT MACHINE	897857	12/30/01	15	1	3,500	(1,397)	2,103	400341	1
85541	UPRIGHT SLOT MACHINE	900274	12/30/01	15	1	3,500	(1,397)	2,103	407010	1
85551	UPRIGHT SLOT MACHINE	905582	12/30/01	15	1	3,500	(1,397)	2,103	407010	1
88065	BARTOP MACHINES	V950805193	12/30/01	17	1	250	(88)	162	404100	1
88098	BALLY'S TRIAL	V941205757	12/30/01	12	1	130	(65)	65	404100	1
78287	GAMEMAKER (VWOG)	V971010665	05/01/99	12	0	1,600	—	1,600	22292090	1
77070	BAR REWORK		12/30/01	23	1	13,000	(3,385)	9,615	403062	1
77075	L-SHAPED BOOTH FOR		12/30/01	33	1	730	(132)	598	403062	1
77090	BARSTOOL (15) SOLID OAK		12/30/01	23	1	2,300	(599)	1,701	403062	1
99763	GEN CONSTRUCTN-NEW COIN AREA		12/30/01	91	1	27,000	-1,775	25,225	4000	1
100112	Reno-Teller Drawers in Vault		12/30/01	98	1	8,349	-510	7,839	4000	1
77090	BARSTOOL (15) SOLID OAK		12/30/01	23	1	2,300	(599)	1,701	403062	1
90112	TELIMAGINE PHONE SYSTEM		12/30/01	12	1	640	(319)	321	403152	1
72144	CARPET & TILE RENO		12/30/01	97	1	2,500	(154)	2,346	404100	1
77330	CAGE EXP AT RENO WAREHOUSE		12/30/01	12	1	1,000	(499)	501	404100	1
77331	BUILD OFFICES IN RENO WRHSE		12/30/01	12	1	550	(274)	276	404100	1
77332	BUILD OFFICES IN RENO WRHSE		12/30/01	12	1	100	(50)	50	404100	1
87256	VAULT/GARAGE BUILD OUT		12/30/01	97	1	49,000	(3,021)	45,979	404100	1
87715	SECURITY ALARM SYSTEM		12/30/01	40	1	11,000	(1,645)	9,355	404100	1
87981	RENO OFFICE BUILD OUT		12/30/01	97	1	26,000	(1,603)	24,397	404100	1
87982	RENO OFFICE — AIR CONDITIONE		12/30/01	97	1	8,000	(493)	7,507	404100	1
88685	CHAPION 75/85DD COOLING UNIT		12/30/01	97	1	7,500	(462)	7,038	404100	1
99513	ROLLING STORMLITE SVC DOOR		12/30/01	39	1	2,400	(368)	2,032	404100	1
99518	COOLING UNIT W/ WATER, POWER		12/30/01	38	1	5,700	(897)	4,803	404100	1

App. 2.10(d)-3

88686	BUILDING IMPROVEMENTS		12/30/01	88	1	4,500	(306)	4,194	404140	1
77008	3 COUCHES		12/30/01	12	1	420	(209)	211	407010	1
77038	WATERGATE 1260 PAPER SHREDDE		12/30/01	12	1	610	(304)	306	407010	1
77043	12 CONFERENCE CHAIRS (SAMSCL		12/30/01	12	1	290	(145)	145	407010	1
77074	BLACK GRANITE DESK FOR ADMIN		12/30/01	30	1	290	(58)	232	407010	1
77174	AICPA DEPRECIATION SFTWRE		12/30/01	12	1	60	(30)	30	407010	1
77188	MAS 90 ACCT SFTWRE		12/30/01	12	1	550	(274)	276	407010	1
77190	LASERJET IV PRTR		12/30/01	12	1	10	(5)	5	407010	1
77191	BRTHR HL10V LASER PRTR		12/30/01	12	1	10	(5)	5	407010	1
77192	TAPE BKUP UPGRD TO 2GB W 12T		12/30/01	12	1	20	(10)	10	407010	1
77193	NETWK UPGRD NOVELL-25 STAT		12/30/01	12	1	20	(10)	10	407010	1
77197	MAS 90 INVENT MODULE		12/30/01	12	1	100	(50)	50	407010	1
77202	MAS 90 SALES ORDER SFTWRE		12/30/01	12	1	100	(50)	50	407010	1
77203	MAS 90 BM BILL OF MTRLS SFT		12/30/01	12	1	130	(65)	65	407010	1
77205	FIXED ASSET SFTWRE		12/30/01	12	1	70	(35)	35	407010	1
77206	SST SLOT REVENUE SFTWRE		12/30/01	12	1	1,700	(848)	852	407010	1
77207	MAS 90 SFTWRE UPGRD		12/30/01	12	1	260	(130)	130	407010	1
77208	SST JP FILL SFTWRE		12/30/01	12	1	100	(50)	50	407010	1
77209	SST JP FILL SFTWRE PROG		12/30/01	12	1	120	(60)	60	407010	1
77213	SYNOPTICS HUB 16 FOR NTWK		12/30/01	12	1	20	(10)	10	407010	1
77216	16MG ADDL RAM FOR FLSVR		12/30/01	12	1	20	(10)	10	407010	1
77285	ENGRAVED DIE PRICERITE		12/30/01	6	1	20	(20)	0	407010	1
77287	5,000 MADISON AVE. BAR		12/30/01	12	1	100	(50)	50	407010	1
77308	SECURITY ALARM		12/30/01	12	1	260	(130)	130	407010	1
77310	SECURITY LIGHTING		12/30/01	14	1	570	(244)	326	407010	1
77335	SURVEILLANCE EQUIP/MAIN OFFI		12/30/01	87	1	5,700	(392)	5,308	407010	1
77337	BULLETPROOF MAIN VAULT		12/30/01	87	1	2,600	(179)	2,421	407010	1
78396	OVERHEAD DOOR ASSY		12/30/01	34	1	2,800	(493)	2,307	407010	1
89060	2095 PRICERITE TOKENS		12/30/01	12	1	20	(10)	10	407010	1
98827	WORK ON STE G OFFICE		12/30/01	89	1	1,600	(108)	1,492	407010	1
77093	TYPEWRITER (SUZY'S)		12/30/01	12	1	80	(40)	40	407010	1
77095	FACSIMILE MACHINE (DD STUD)		12/30/01	12	1	300	(150)	150	407010	1
77099	TERMINAL PRINTER		12/30/01	12	1	1,400	(698)	702	407010	1
77104	PANASONIC TYPEWRITER		12/30/01	12	1	100	(50)	50	407010	1
77126	SHARP FAX MACH FO 5300	1010484X	12/30/01	12	1	680	(339)	341	407010	1
77132	IBM TYPEWRITER 3000		12/30/01	12	1	190	(95)	95	407010	1
77144	LOCKWOOD-MOORE INC COPIER	CXL421422	12/30/01	12	1	420	(209)	211	407010	1

App. 2.10(d)-4

77228	HP 5 PRINTER (S. BROWN)		12/30/01	12	1	100	(50)	50	407010	1
77230	DELL CMPTR PENT 233/S. BROWN		12/30/01	12	1	170	(85)	85	407010	1
77232	S CEIENT PRO766 COMPUTERS		12/30/01	12	1	550	(274)	276	407010	1
77233	MICRON PENTIUM W/ 17 MONITOR	1Z64WO82030114446	12/30/01	12	1	270	(135)	135	407010	1
77237	MICRON 586;266MHZ;64RAM;MONI		12/30/01	17	1	260	(92)	168	407010	1
77238	MICRON 586;266MHZ;64RAM;MONI		12/30/01	17	1	260	(92)	168	407010	1
77239	MICRON 586;266MHZ;64RAM;MONI		12/30/01	17	1	260	(92)	168	407010	1
77241	HP 6PX1 LASER PRINTER		12/30/01	19	1	100	(31)	69	407010	1
77242	PENTIUM II 350/DISPATCH		12/30/01	12	1	260	(130)	130	407010	1
77247	Micron PII 400		12/30/01	12	1	610	(304)	306	407010	1
78358	TOSHIBO 4060 CDT	148373	12/30/01	12	1	700	(349)	351	407010	1

App. 2.10(d)-5

APPENDIX 1.1

Item Number	Description	Serial Number	Date Depn	Life Months	Dep Met	Original Cost	Accum Deprec	NBV	Location	Number of M/c
	ANCHOR COIN, INC.
101980	WOODWORK DONE Lighthouse		06/07/02	60	0	15,283	0	15,283		1

			06/07/02	60	0	15,283	0	15,283		1
	ANCHOR COIN, INC.
99516	2002 CHEVY ASTRO VAN	VIN #IGCDM19XX2B101730	12/30/01	57	1	19,000	-1,994	17,006	4000	1

	ANCHOR COIN, INC.		12/30/01	246	1	19,000	-1,994	17,006		3
77523	UPRIGHT SLOT MACHINE	470620	12/30/01	12	1	220	(110)	110	400341	1
77666	UPRIGHT SLOT MACHINE	556124	12/30/01	12	1	520	(259)	261	400341	1
77671	BARTOP SLOT MACHINE	556129	12/30/01	12	1	520	(259)	261	400341	1
77798	UPRIGHT SLOT MACHINE	754843	12/30/01	15	1	290	(116)	174	400341	1
77799	UPRIGHT SLOT MACHINE	754844	12/30/01	15	1	290	(116)	174	400341	1
77800	UPRIGHT SLOT MACHINE	754845	12/30/01	15	1	290	(116)	174	400341	1
77801	UPRIGHT SLOT MACHINE	754846	12/30/01	15	1	290	(116)	174	400341	1
77816	URPRIGHT SLOT MACHINE	764931	12/30/01	12	1	290	(145)	145	400341	1
77839	UPRIGHT SLOT MACHINE	764954	12/30/01	12	1	290	(145)	145	400341	1
78397	SECURITY CAMERA SYSTEM		12/30/01	12	1	1,000	(499)	501	400341	1
78528	UPRIGHT SLOT MACHINE	919161	12/30/01	15	1	3,500	(1,397)	2,103	400341	1
78548	UPRIGHT SLOT MACHINE	915489	12/30/01	15	1	3,500	(1,397)	2,103	400341	1
78549	UPRIGHT SLOT MACHINE	915490	12/30/01	15	1	3,500	(1,397)	2,103	400341	1
85532	UPRIGHT SLOT MACHINE	837333	12/30/01	15	1	3,500	(1,397)	2,103	400341	1
85534	UPRIGHT SLOT MACHINE	858835	12/30/01	15	1	3,500	(1,397)	2,103	400341	1
85539	UPRIGHT SLOT MACHINE	897857	12/30/01	15	1	3,500	(1,397)	2,103	400341	1

	SMITH'S LAS VEGAS # 341		12/30/01	222	1	25,000	(10,261)	14,739		16
77068	CANNON GUN SAFE		12/30/01	20	1	350	(105)	245	400342	1
77824	UPRIGHT SLOT MACHINE	764939	12/30/01	12	1	290	(145)	145	400342	1
77827	UPRIGHT SLOT MACHINE	764942	12/30/01	12	1	290	(145)	145	400342	1
77830	UPRIGHT SLOT MACHINE	764945	12/30/01	12	1	290	(145)	145	400342	1

77831	UPRIGHT SLOT MACHINE	764946	12/30/01	12	1	290	(145)	145	400342	1
77833	UPRIGHT SLOT MACHINE	764948	12/30/01	12	1	290	(145)	145	400342	1
77841	UPRIGHT SLOT MACHINE	764956	12/30/01	12	1	290	(145)	145	400342	1
77856	UPRIGHT SLOT MACHINE	764971	12/30/01	12	1	290	(145)	145	400342	1
77869	UPRIGHT SLOT MACHINE	764984	12/30/01	12	1	290	(145)	145	400342	1
78209	IGT SLOT MACH 13" UPRT	920594	12/30/01	12	1	1,200	(598)	602	400342	1
78211	IGT SLOT MACH 13" UPRT	920596	12/30/01	12	1	1,200	(598)	602	400342	1
78398	SECURITY CAMERA SYSTEM		12/30/01	12	1	1,000	(499)	501	400342	1
101988	17" GAME KING UPRIGHT	1172905	05/31/02	36	1	8,320	(266)	8,054	400342	1
101998	17" GAME KING UPRIGHT	1172906	05/31/02	36	1	8,320	(266)	8,054	400342	1
102019	17" GAME KING UPRIGHT	1172914	05/31/02	36	1	8,320	(266)	8,054	400342	1
102041	17" GAME KING UPRIGHT	1172928	05/31/02	36	1	8,320	(266)	8,054	400342	1
102042	17" GAME KING UPRIGHT	1172934	05/31/02	36	1	8,319	(266)	8,054	400342	1

	SMITH'S LAS VEGAS # 342		05/31/02	332	1	47,668	(4,287)	43,381		17
78467	UPRIGHT SLOT MACHINE	906139	12/30/01	15	1	3,500	(1,397)	2,103	400345	1
78468	UPRIGHT SLOT MACHINE	906140	12/30/01	15	1	3,500	(1,397)	2,103	400345	1
78469	UPRIGHT SLOT MACHINE	906142	12/30/01	15	1	3,500	(1,397)	2,103	400345	1
78470	UPRIGHT SLOT MACHINE	906143	12/30/01	15	1	3,500	(1,397)	2,103	400345	1
78471	UPRIGHT SLOT MACHINE	906144	12/30/01	15	1	3,500	(1,397)	2,103	400345	1
78472	UPRIGHT SLOT MACHINE	919141	12/30/01	15	1	3,500	(1,397)	2,103	400345	1
78474	UPRIGHT SLOT MACHINE	919143	12/30/01	15	1	3,500	(1,397)	2,103	400345	1
78475	UPRIGHT SLOT MACHINE	919144	12/30/01	15	1	3,500	(1,397)	2,103	400345	1
78476	UPRIGHT SLOT MACHINE	919145	12/30/01	15	1	3,500	(1,397)	2,103	400345	1
78478	UPRIGHT SLOT MACHINE	919149	12/30/01	15	1	3,500	(1,397)	2,103	400345	1
78479	UPRIGHT SLOT MACHINE	919150	12/30/01	15	1	3,500	(1,397)	2,103	400345	1
78480	UPRIGHT SLOT MACHINE	919151	12/30/01	15	1	3,500	(1,397)	2,103	400345	1
78481	UPRIGHT SLOT MACHINE	919152	12/30/01	15	1	3,500	(1,397)	2,103	400345	1
78483	UPRIGHT SLOT MACHINE	919154	12/30/01	15	1	3,500	(1,397)	2,103	400345	1
78484	UPRIGHT SLOT MACHINE	919155	12/30/01	15	1	3,500	(1,397)	2,103	400345	1

78521	CARPET F/SFK345		12/30/01	97	1	2,900	(179)	2,721	400345	1
78523	SECURITY CAMERA SYSTEM		12/30/01	14	1	1,200	(514)	686	400345	1

	SMITH'S LAS VEGAS # 345		12/30/01	336	1	56,600	(21,647)	34,953		17
77480	UPRIGHT SLOT MACHINE	459748	12/30/01	12	1	120	(60)	60	400346	1
77505	UPRIGHT SLOT MACHINE	459843	12/30/01	12	1	120	(60)	60	400346	1
77521	UPRIGHT SLOT MACHINE	470617	12/30/01	12	1	220	(110)	110	400346	1
77609	UPRIGHT SLOT MACHINE	532887	12/30/01	12	1	230	(115)	115	400346	1
77836	UPRIGHT SLOT MACHINE	764951	12/30/01	12	1	290	(145)	145	400346	1
77864	UPRIGHT SLOT MACHINE	764979	12/30/01	12	1	420	(209)	211	400346	1
78168	IGT SLOT MACH UPRIGHT	920559	12/30/01	12	1	1,200	(598)	602	400346	1
78169	IGT SLOT MACH UPRIGHT	920560	12/30/01	12	1	1,200	(598)	602	400346	1
78202	IGT SLOT MACH 13" UPRT	920558	12/30/01	12	1	1,200	(598)	602	400346	1
78217	IGT SLOT MACH (DDSTUD)	446380	12/30/01	12	1	320	(160)	160	400346	1
78260	Slot Machine 13" Upright	939865	12/30/01	12	1	1,200	(598)	602	400346	1
78264	Slot Machine 13" Upright	939869	12/30/01	12	1	1,200	(598)	602	400346	1
78266	Slot Machine 13" Upright	939871	12/30/01	12	1	1,200	(598)	602	400346	1
78268	Slot Machine 13" Upright	939873	12/30/01	12	1	1,200	(598)	602	400346	1
78272	Slot Machine PE+ IBA Base	847880	12/30/01	12	1	980	(489)	491	400346	1
78394	CARPET @ SFK 346		12/30/01	105	1	2,800	(160)	2,641	400346	1
78399	SECURITY CAMERA SYSTEM		12/30/01	12	1	1,000	(499)	501	400346	1

	SMITH'S LAS VEGAS # 346		12/30/01	297	1	14,900	(6,193)	8,707		17
77569	UPRIGHT SLOT MACHINE	531157	12/30/01	12	1	220	(110)	110	400347	1
78172	IGT SLOT MACH UPRIGHT	920563	12/30/01	12	1	1,200	(598)	602	400347	1
78174	IGT SLOT MACH UPRIGHT	920575	12/30/01	12	1	1,200	(598)	602	400347	1
78204	IGT SLOT MACH 13" UPRT	920579	12/30/01	12	1	1,200	(598)	602	400347	1
78205	IGT SLOT MACH 13" UPRT	920582	12/30/01	12	1	1,200	(598)	602	400347	1
78206	IGT SLOT MACH 13" UPRT	920585	12/30/01	12	1	1,200	(598)	602	400347	1
78258	Slot Machine PE+ IBA Base	847884	12/30/01	12	1	980	(489)	491	400347	1

78259	Slot Machine PE+ IBA Base	847885	12/30/01	12	1	980	(489)	491	400347	1
78261	Slot Machine 13" Upright	939866	12/30/01	12	1	1,200	(598)	602	400347	1
78263	Slot Machine 13" Upright	939868	12/30/01	12	1	1,200	(598)	602	400347	1
78265	Slot Machine 13" Upright	939870	12/30/01	12	1	1,200	(598)	602	400347	1
78267	Slot Machine 13" Upright	939872	12/30/01	12	1	1,200	(598)	602	400347	1
78269	Slot Machine 13" Upright	939874	12/30/01	12	1	1,200	(598)	602	400347	1
78270	Slot Machine 13" Upright	939875	12/30/01	12	1	1,200	(598)	602	400347	1
78271	Slot Machine PE+ IBA Base	847879	12/30/01	12	1	980	(489)	491	400347	1
78400	SECURITY CAMERA SYSTEM		12/30/01	12	1	1,000	(499)	501	400347	1
78551	CARPET FOR SFK 347		12/30/01	100	1	3,000	(179)	2,821	400347	1

	SMITH'S LAS VEGAS # 347		12/30/01	292	1	20,360	(8,836)	11,524		17
77078	10 DRAWER CHG BANK FOR S348		12/30/01	28	1	3,000	(641)	2,359	400348	1
77669	UPRIGHT SLOT MACHINE	556127	12/30/01	12	1	520	(259)	261	400348	1
77822	UPRIGHT SLOT MACHINE	764937	12/30/01	12	1	420	(209)	211	400348	1
77837	UPRIGHT SLOT MACHINE	764952	12/30/01	12	1	420	(209)	211	400348	1
77847	SLOT MACHINE	764962	12/30/01	12	1	420	(209)	211	400348	1
77850	SLOT MACHINE	764965	12/30/01	12	1	290	(145)	145	400348	1
77851	UPRIGHT SLOT MACHINE	764966	12/30/01	12	1	420	(209)	211	400348	1
77853	UPRIGHT SLOT MACHINE	764968	12/30/01	12	1	420	(209)	211	400348	1
77859	UPRIGHT SLOT MACHINE	764974	12/30/01	12	1	420	(209)	211	400348	1
77860	UPRIGHT SLOT MACHINE	764975	12/30/01	12	1	420	(209)	211	400348	1
77862	UPRIGHT SLOT MACHINE	764977	12/30/01	12	1	420	(209)	211	400348	1
77870	UPRIGHT SLOT MACHINE	764985	12/30/01	12	1	420	(209)	211	400348	1
77871	UPRIGHT SLOT MACHINE	764986	12/30/01	12	1	420	(209)	211	400348	1
78138	IGT SLOT MACH UPRIGHT	908874	12/30/01	12	1	720	(359)	361	400348	1
78145	IGT SLOT MACH UPRIGHT	908888	12/30/01	12	1	720	(359)	361	400348	1
78207	IGT SLOT MACH 13" UPRT	920592	12/30/01	12	1	1,200	(598)	602	400348	1
78401	SECURITY CAMERA SYSTEM		12/30/01	12	1	1,000	(499)	501	400348	1

	SMITH'S LAS VEGAS # 348		12/30/01	220	1	11,650	(4,954)	6,696		17
77601	UPRIGHT SLOT MACHINE	532877	12/30/01	12	1	230	(115)	115	400350	1
77604	UPRIGHT SLOT MACHINE	532882	12/30/01	12	1	230	(115)	115	400350	1
77606	UPRIGHT SLOT MACHINE	532884	12/30/01	12	1	230	(115)	115	400350	1
77618	UPRIGHT SLOT MACHINE	532908	12/30/01	12	1	230	(115)	115	400350	1
78078	IGT SLOT MACH BARTOP GAMEKIN	900227	12/30/01	19	1	720	(227)	493	400350	1
78134	IGT SLOT MACH UPRIGHT	908864	12/30/01	12	1	720	(359)	361	400350	1
78212	IGT SLOT MACH 13" UPRT	920597	12/30/01	12	1	1,200	(598)	602	400350	1
78215	IGT SLOT MACH 13" UPRT	920600	12/30/01	12	1	1,200	(598)	602	400350	1
78402	SECURITY CAMERA SYSTEM		12/30/01	12	1	1,000	(499)	501	400350	1
96828	GAME KING UPRIGHT	1103599	12/30/01	29	1	7,100	(1,465)	5,635	400350	1
96843	GAME KING UPRIGHT	1103614	12/30/01	29	1	7,100	(1,465)	5,635	400350	1
96844	GAME KING UPRIGHT	1103615	12/30/01	29	1	7,100	(1,465)	5,635	400350	1
96848	GAME KING UPRIGHT	1103619	12/30/01	29	1	7,100	(1,465)	5,635	400350	1
96859	GAME KING UPRIGHT	1103630	12/30/01	29	1	7,100	(1,465)	5,635	400350	1
96863	GAME KING UPRIGHT	1103634	12/30/01	29	1	7,100	(1,465)	5,635	400350	1
97011	GAME KING UPRIGHT	1103640	12/30/01	29	1	7,100	(1,465)	5,635	400350	1
98566	SIGNAGE W/ METER/COMP EQUIPM		12/30/01	31	1	3,600	(695)	2,905	400350	1

	SMITH'S LAS VEGAS # 350		12/30/01	349	1	59,060	(13,690)	45,370		17
77452	UPRIGHT SLOT MACHINE	348842	12/30/01	12	1	200	(100)	100	400351	1
77453	UPRIGHT SLOT MACHINE	348843	12/30/01	12	1	200	(100)	100	400351	1
77454	UPRIGHT SLOT MACHINE	348846	12/30/01	12	1	200	(100)	100	400351	1
77457	UPRIGHT SLOT MACHINE	414517	12/30/01	12	1	170	(85)	85	400351	1
77519	UPRIGHT SLOT MACHINE	468183	12/30/01	12	1	180	(90)	90	400351	1
78071	IGT SLOT MACH BARTOP GAMEKIN	900286	12/30/01	19	1	720	(227)	493	400351	1
78133	IGT SLOT MACH UPRIGHT	908852	12/30/01	12	1	720	(359)	361	400351	1
78403	SECURITY CAMERA SYSTEM		12/30/01	12	1	1,000	(499)	501	400351	1

100429	GAME KING UPRIGHT—17"	1115687	01/07/02	36	1	8,494	(1,412)	7,082	400351	1
100432	GAME KING UPRIGHT—17"	1116210	01/07/02	36	1	8,494	(1,412)	7,082	400351	1
100437	GAME KING UPRIGHT—17"	1116213	01/07/02	36	1	8,494	(1,412)	7,082	400351	1
100439	GAME KING UPRIGHT—17"	1115692	01/07/02	36	1	8,494	(1,412)	7,082	400351	1
100441	GAME KING UPRIGHT—17"	1115728	01/07/02	36	1	8,494	(1,412)	7,082	400351	1
100444	GAME KING UPRIGHT—17"	1115694	01/07/02	36	1	8,494	(1,412)	7,082	400351	1
100446	GAME KING UPRIGHT—17"	1116204	01/07/02	36	1	8,494	(1,412)	7,082	400351	1
100449	GAME KING UPRIGHT—17"	1115695	01/07/02	36	1	8,494	(1,412)	7,082	400351	1
101788	SLOT STAND ASSEMBLY		04/04/02	36	1	209	(17)	192	400351	1
101789	SLOT STAND ASSEMBLY		04/04/02	36	1	209	(17)	192	400351	1
101790	SLOT STAND ASSEMBLY		04/04/02	36	1	209	(17)	192	400351	1
101791	SLOT STAND ASSEMBLY		04/04/02	36	1	209	(17)	192	400351	1
101792	SLOT STAND ASSEMBLY		04/04/02	36	1	209	(17)	192	400351	1
101793	SLOT STAND ASSEMBLY		04/04/02	36	1	209	(17)	192	400351	1
101794	SLOT STAND ASSEMBLY		04/04/02	36	1	209	(17)	192	400351	1
101795	SLOT STAND ASSEMBLY		04/04/02	36	1	209	(17)	192	400351	1

	SMITH'S LAS VEGAS # 351		04/04/02	679	1	73,017	(12,992)	60,025		24
77972	SLANTTOP SLOT MACHINE	V950402153	12/30/01	12	1	320	(160)	160	400353	1
77987	SLANTTOP SLOT MACHINE	V951006212	12/30/01	12	1	270	(135)	135	400353	1
78197	IGT SLOT MACH 13" UPRT	892331	12/30/01	12	1	630	(314)	316	400353	1
78199	IGT SLOT MACH 13" UPRT	892853	12/30/01	12	1	1,000	(499)	501	400353	1
78255	Remodel SFK 352		12/30/01	105	1	1,100	(63)	1,037	400353	1
78275	Toshiba 168 Time Lapse VCR &		12/30/01	12	1	800	(399)	401	400353	1
78330	UPRIGHT SLOT MACHINE	952504	12/30/01	12	1	1,200	(598)	602	400353	1
78336	UPRIGHT SLOT MACHINE	952510	12/30/01	12	1	1,200	(598)	602	400353	1
78337	UPRIGHT SLOT MACHINE	952511	12/30/01	12	1	1,200	(598)	602	400353	1
78340	UPRIGHT SLOT MACHINE	952514	12/30/01	12	1	1,200	(598)	602	400353	1
78342	UPRIGHT SLOT MACHINE	952516	12/30/01	12	1	1,200	(598)	602	400353	1
78346	UPRIGHT SLOT MACHINE	952520	12/30/01	12	1	1,200	(598)	602	400353	1
78348	UPRIGHT SLOT MACHINE	952522	12/30/01	12	1	1,200	(598)	602	400353	1

97120	GAME KING UPRIGHT	1103648	12/30/01	29	1	7,100	(1,465)	5,635	400353	1
97123	GAME KING UPRIGHT	1103651	12/30/01	29	1	7,100	(1,465)	5,635	400353	1
97124	GAME KING UPRIGHT	1103652	12/30/01	29	1	7,100	(1,465)	5,635	400353	1
97125	GAME KING UPRIGHT	1103653	12/30/01	29	1	7,100	(1,465)	5,635	400353	1
100465	SIGN-CHAM METERS, MACHN HARN		01/21/02	36	1	3,416	(568)	2,848	400353	1

	SMITH'S RENO # 353		01/21/02	401	1	44,336	(12,185)	32,151		18
77476	UPRIGHT SLOT MACHINE	459727	12/30/01	12	1	120	(60)	60	400354	1
77481	UPRIGHT SLOT MACHINE	459749	12/30/01	12	1	120	(60)	60	400354	1
77484	UPRIGHT SLOT MACHINE	459763	12/30/01	12	1	120	(60)	60	400354	1
77486	UPRIGHT SLOT MACHINE	459770	12/30/01	12	1	120	(60)	60	400354	1
77487	UPRIGHT SLOT MACHINE	459778	12/30/01	12	1	120	(60)	60	400354	1
78171	IGT SLOT MACH UPRIGHT	920562	12/30/01	12	1	1,200	(598)	602	400354	1
78404	SECURITY CAMERA SYSTEM		12/30/01	12	1	1,000	(499)	501	400354	1
100436	GAME KING UPRIGHT—17"	1115715	01/07/02	36	1	8,494	(1,412)	7,082	400354	1
100443	GAME KING UPRIGHT—17"	1116241	01/07/02	36	1	8,494	(1,412)	7,082	400354	1
100445	GAME KING UPRIGHT—17"	1115706	01/07/02	36	1	8,494	(1,412)	7,082	400354	1
100451	GAME KING UPRIGHT—17"	1116205	01/07/02	36	1	8,494	(1,412)	7,082	400354	1
100453	GAME KING UPRIGHT—17"	1115698	01/07/02	36	1	8,494	(1,412)	7,082	400354	1
100459	GAME KING UPRIGHT—17"	1115730	01/07/02	36	1	8,494	(1,412)	7,082	400354	1
101796	SLOT STAND ASSEMBLY		04/04/02	36	1	209	(17)	192	400354	1
101797	SLOT STAND ASSEMBLY		04/04/02	36	1	209	(17)	192	400354	1
101798	SLOT STAND ASSEMBLY		04/04/02	36	1	209	(17)	192	400354	1
101799	SLOT STAND ASSEMBLY		04/04/02	36	1	209	(17)	192	400354	1
101800	SLOT STAND ASSEMBLY		04/04/02	36	1	209	(17)	192	400354	1
101801	SLOT STAND ASSEMBLY		04/04/02	36	1	209	(17)	192	400354	1
101802	SLOT STAND ASSEMBLY		04/04/02	36	1	209	(17)	192	400354	1
101803	SLOT STAND ASSEMBLY		04/04/02	36	1	209	(17)	192	400354	1
101804	SLOT STAND ASSEMBLY		04/04/02	36	1	209	(17)	192	400354	1

101925	17" IGT GAMEKING UPRIGHT	1167903	05/02/02	36	1	8,320	(479)	7,841	400354	1
101930	17" IGT GAMEKING UPRIGHT	1167908	05/02/02	36	1	8,320	(479)	7,841	400354	1
101933	17" IGT GAMEKING UPRIGHT	1167911	05/02/02	36	1	8,320	(479)	7,841	400354	1

	SMITH'S LAS VEGAS # 354		05/02/02	732	1	80,606	(11,460)	69,147		25
77612	UPRIGHT SLOT MACHINE	532897	12/30/01	12	1	230	(115)	115	400355	1
77619	UPRIGHT SLOT MACHINE	532909	12/30/01	12	1	230	(115)	115	400355	1
77621	UPRIGHT SLOT MACHINE	532911	12/30/01	12	1	230	(115)	115	400355	1
77627	UPRIGHT SLOT MACHINE	532917	12/30/01	12	1	230	(115)	115	400355	1
77638	UPRIGHT SLOT MACHINE	533333	12/30/01	12	1	230	(115)	115	400355	1
78069	IGT SLOT MACH BARTOP GAMEKIN	900205	12/30/01	19	1	720	(227)	493	400355	1
78170	IGT SLOT MACH UPRIGHT	920561	12/30/01	12	1	1,200	(598)	602	400355	1
78173	IGT SLOT MACH UPRIGHT	920564	12/30/01	12	1	720	(359)	361	400355	1
78405	SECURITY CAMERA SYSTEM		12/30/01	12	1	1,000	(499)	501	400355	1
101805	SLOT STAND ASSEMBLY		04/04/02	36	1	209	(17)	192	400355	1
101806	SLOT STAND ASSEMBLY		04/04/02	36	1	209	(17)	192	400355	1
101807	SLOT STAND ASSEMBLY		04/04/02	36	1	209	(17)	192	400355	1
101808	SLOT STAND ASSEMBLY		04/04/02	36	1	209	(17)	192	400355	1
101809	SLOT STAND ASSEMBLY		04/04/02	36	1	209	(17)	192	400355	1
101810	SLOT STAND ASSEMBLY		04/04/02	36	1	209	(17)	192	400355	1
101811	SLOT STAND ASSEMBLY		04/04/02	36	1	209	(17)	192	400355	1
101916	17" IGT GAMEKING UPRIGHT	1167894	05/02/02	36	1	8,320	(479)	7,841	400355	1
101918	17" IGT GAMEKING UPRIGHT	1167896	05/02/02	36	1	8,320	(479)	7,841	400355	1
101932	17" IGT GAMEKING UPRIGHT	1167910	05/02/02	36	1	8,320	(479)	7,841	400355	1
101936	17" IGT GAMEKING UPRIGHT	1167914	05/02/02	36	1	8,320	(479)	7,841	400355	1

101938	17" IGT GAMEKING UPRIGHT	1167916	05/02/02	36	1	8,320	(479)	7,841	400355	1
101939	17" IGT GAMEKING UPRIGHT	1167917	05/02/02	36	1	8,320	(479)	7,841	400355	1
101940	17" IGT GAMEKING UPRIGHT	1167918	05/02/02	36	1	8,320	(479)	7,841	400355	1

	SMITH'S LAS VEGAS # 355		05/02/02	619	1	64,491	(5,728)	58,763	23
77981	SLANTTOP SLOT MACHINE	V950503129	12/30/01	12	1	270	(135)	135	400356	1
77990	SLANTTOP SLOT MACHINE	V960200673	12/30/01	14	1	320	(137)	183	400356	1
77995	SLANTTOP SLOT MACHINE	V960402082	12/30/01	12	1	270	(135)	135	400356	1
78198	IGT SLOT MACH 13" UPRT	892334	12/30/01	12	1	630	(314)	316	400356	1
78200	IGT SLOT MACH 13" UPRT	892858	12/30/01	12	1	1,000	(499)	501	400356	1
78257	Remodel SFK 356		12/30/01	105	1	1,300	(74)	1,226	400356	1
78277	Toshiba 168 Time Lapse VCR &		12/30/01	12	1	800	(399)	401	400356	1
78325	UPRIGHT SLOT MACHINE	952499	12/30/01	12	1	1,200	(598)	602	400356	1
78329	UPRIGHT SLOT MACHINE	952503	12/30/01	12	1	1,200	(598)	602	400356	1
78350	UPRIGHT SLOT MACHINE	952524	12/30/01	12	1	1,200	(598)	602	400356	1
78351	UPRIGHT SLOT MACHINE	952525	12/30/01	12	1	1,200	(598)	602	400356	1
78355	UPRIGHT SLOT MACHINE	952529	12/30/01	12	1	1,200	(598)	602	400356	1
78356	UPRIGHT SLOT MACHINE	952530	12/30/01	12	1	1,200	(598)	602	400356	1
96850	GAME KING UPRIGHT	1103621	12/30/01	29	1	7,100	(1,465)	5,635	400356	1
97121	GAME KING UPRIGHT	1103649	12/30/01	29	1	7,100	(1,465)	5,635	400356	1
97129	GAME KING UPRIGHT	1103657	12/30/01	29	1	7,100	(1,465)	5,635	400356	1
97130	GAME KING UPRIGHT	1103658	12/30/01	29	1	7,100	(1,465)	5,635	400356	1
100467	SIGN-CHAM METERS, MACHN HARN		01/21/02	36	1	3,416	(568)	2,848	400356	1

	SMITH'S CARSON # 356		01/21/02	403	1	43,606	(11,710)	31,896		18
77966	SLANTTOP SLOT MACHINE	V941103737	12/30/01	12	1	270	(135)	135	400357	1
77988	SLANTTOP SLOT MACHINE	V951006737	12/30/01	14	1	330	(141)	189	400357	1
78152	IGT SLOT MACH UPRIGHT	920565	12/30/01	12	1	1,200	(598)	602	400357	1
78154	IGT SLOT MACH UPRIGHT	920567	12/30/01	12	1	1,200	(598)	602	400357	1

78163	IGT SLOT MACH UPRIGHT	920588	12/30/01	12	1	720	(359)	361	400357	1
78201	IGT SLOT MACH 13" UPRT	900285	12/30/01	12	1	630	(314)	316	400357	1
78256	Remodel SFK 357		12/30/01	105	1	1,300	(74)	1,226	400357	1
78278	Toshiba 168 Time Lapse VCR &		12/30/01	12	1	800	(399)	401	400357	1
78331	UPRIGHT SLOT MACHINE	952505	12/30/01	12	1	1,200	(598)	602	400357	1
78339	UPRIGHT SLOT MACHINE	952513	12/30/01	12	1	1,200	(598)	602	400357	1
78341	UPRIGHT SLOT MACHINE	952515	12/30/01	12	1	1,200	(598)	602	400357	1
78344	UPRIGHT SLOT MACHINE	952518	12/30/01	12	1	1,200	(598)	602	400357	1
78345	UPRIGHT SLOT MACHINE	952519	12/30/01	12	1	1,200	(598)	602	400357	1
97122	GAME KING UPRIGHT	1103650	12/30/01	29	1	7,100	(1,465)	5,635	400357	1
97126	GAME KING UPRIGHT	1103654	12/30/01	29	1	7,100	(1,465)	5,635	400357	1
97127	GAME KING UPRIGHT	1103655	12/30/01	29	1	7,100	(1,465)	5,635	400357	1
97128	GAME KING UPRIGHT	1103656	12/30/01	29	1	7,100	(1,465)	5,635	400357	1
100466	SIGN-CHAM METERS, MACHN HARN		01/21/02	36	1	3,416	(568)	2,848	400357	1

	SMITH'S SPARKS # 357		01/21/02	403	1	44,266	(12,039)	32,227		18
77477	UPRIGHT SLOT MACHINE	459728	12/30/01	12	1	120	(60)	60	400358	1
77478	UPRIGHT SLOT MACHINE	459731	12/30/01	12	1	120	(60)	60	400358	1
77479	UPRIGHT SLOT MACHINE	459746	12/30/01	12	1	120	(60)	60	400358	1
77482	UPRIGHT SLOT MACHINE	459758	12/30/01	12	1	120	(60)	60	400358	1
77483	UPRIGHT SLOT MACHINE	459762	12/30/01	12	1	120	(60)	60	400358	1
77488	UPRIGHT SLOT MACHINE	459780	12/30/01	12	1	120	(60)	60	400358	1
77495	UPRIGHT SLOT MACHINE	459799	12/30/01	12	1	120	(60)	60	400358	1
78406	SECURITY CAMERA SYSTEM		12/30/01	12	1	1,000	(499)	501	400358	1
101819	SLOT STAND ASSEMBLY		04/04/02	36	1	209	(17)	192	400358	1
101820	SLOT STAND ASSEMBLY		04/04/02	36	1	209	(17)	192	400358	1
101821	SLOT STAND ASSEMBLY		04/04/02	36	1	209	(17)	192	400358	1
101822	SLOT STAND ASSEMBLY		04/04/02	36	1	209	(17)	192	400358	1
101823	SLOT STAND ASSEMBLY		04/04/02	36	1	209	(17)	192	400358	1
101824	SLOT STAND ASSEMBLY		04/04/02	36	1	209	(17)	192	400358	1

101825	SLOT STAND ASSEMBLY		04/04/02	36	1	209	(17)	192	400358	1
101826	SLOT STAND ASSEMBLY		04/04/02	36	1	209	(17)	192	400358	1
101909	17" IGT GAMEKING UPRIGHT	1167887	05/02/02	36	1	8,320	(479)	7,841	400358	1
101910	17" IGT GAMEKING UPRIGHT	1167888	05/02/02	36	1	8,320	(479)	7,841	400358	1
101913	17" IGT GAMEKING UPRIGHT	1167891	05/02/02	36	1	8,320	(479)	7,841	400358	1
101915	17" IGT GAMEKING UPRIGHT	1167893	05/02/02	36	1	8,320	(479)	7,841	400358	1
101921	17" IGT GAMEKING UPRIGHT	1167899	05/02/02	36	1	8,320	(479)	7,841	400358	1
101922	17" IGT GAMEKING UPRIGHT	1167900	05/02/02	36	1	8,320	(479)	7,841	400358	1
101931	17" IGT GAMEKING UPRIGHT	1167909	05/02/02	36	1	8,320	(479)	7,841	400358	1
101934	17" IGT GAMEKING UPRIGHT	1167912	05/02/02	36	1	8,320	(479)	7,841	400358	1

	SMITH'S LAS VEGAS # 358		05/02/02	672	1	70,070	(4,886)	65,184		24
77535	UPRIGHT SLOT MACHINE	470655	12/30/01	12	1	220	(110)	110	400359	1
77538	UPRIGHT SLOT MACHINE	470669	12/30/01	12	1	220	(110)	110	400359	1
77540	UPRIGHT SLOT MACHINE	470682	12/30/01	12	1	220	(110)	110	400359	1
77541	UPRIGHT SLOT MACHINE	470683	12/30/01	12	1	220	(110)	110	400359	1
77544	UPRIGHT SLOT MACHINE	470687	12/30/01	12	1	220	(110)	110	400359	1
77545	UPRIGHT SLOT MACHINE	470690	12/30/01	12	1	220	(110)	110	400359	1
77546	UPRIGHT SLOT MACHINE	470697	12/30/01	12	1	220	(110)	110	400359	1
78136	IGT SLOT MACH UPRIGHT	908868	12/30/01	12	1	720	(359)	361	400359	1
78407	SECURITY CAMERA SYSTEM		12/30/01	12	1	1,000	(499)	501	400359	1
100430	GAME KING UPRIGHT—17"	1115699	03/20/02	36	1	8,494	(977)	7,517	400359	1
100435	GAME KING UPRIGHT—17"	1115701	03/20/02	36	1	8,494	(977)	7,517	400359	1
100447	GAME KING UPRIGHT—17"	1116215	03/20/02	36	1	8,494	(977)	7,517	400359	1
100450	GAME KING UPRIGHT—17"	1115709	03/20/02	36	1	8,494	(977)	7,517	400359	1
100452	GAME KING UPRIGHT—17"	1116216	03/20/02	36	1	8,494	(977)	7,517	400359	1

100454	GAME KING UPRIGHT—17"	1115711	03/20/02	36	1	8,494	(977)	7,517	400359	1
100455	GAME KING UPRIGHT—17"	1116209	03/20/02	36	1	8,494	(977)	7,517	400359	1

	SMITH'S LAS VEGAS # 359		03/20/02	360	1	62,719	(8,467)	54,252		16
77602	UPRIGHT SLOT MACHINE	532878	12/30/01	12	1	230	(115)	115	400371	1
77761	UPRIGHT SLOT MACHINE	575203	12/30/01	12	1	230	(115)	115	400371	1
77762	UPRIGHT SLOT MACHINE	575204	12/30/01	12	1	230	(115)	115	400371	1
77763	UPRIGHT SLOT MACHINE	575205	12/30/01	12	1	230	(115)	115	400371	1
77764	UPRIGHT SLOT MACHINE	575206	12/30/01	12	1	230	(115)	115	400371	1
77770	UPRIGHT SLOT MACHINE	575212	12/30/01	12	1	230	(115)	115	400371	1
77771	UPRIGHT SLOT MACHINE	575213	12/30/01	12	1	230	(115)	115	400371	1
77772	UPRIGHT SLOT MACHINE	575214	12/30/01	12	1	230	(115)	115	400371	1
77773	UPRIGHT SLOT MACHINE	575215	12/30/01	12	1	230	(115)	115	400371	1
77774	UPRIGHT SLOT MACHINE	575216	12/30/01	12	1	230	(115)	115	400371	1
78077	IGT SLOT MACH BARTOP GAMEKIN	900215	12/30/01	19	1	720	(227)	493	400371	1
78167	IGT SLOT MACH UPRIGHT	920557	12/30/01	12	1	720	(359)	361	400371	1
78178	IGT SLOT MACH UPRIGHT	920581	12/30/01	12	1	720	(359)	361	400371	1
78408	SECURITY CAMERA SYSTEM		12/30/01	12	1	1,000	(499)	501	400371	1
78486	UPRIGHT SLOT MACHINE	919157	12/30/01	16	1	3,500	(1,311)	2,189	400371	1
78530	UPRIGHT SLOT MACHINE	919167	12/30/01	14	1	3,500	(1,499)	2,001	400371	1

	SMITH'S LAS VEGAS # 371		12/30/01	205	1	12,460	(5,400)	7,060		16
77472	UPRIGHT SLOT MACHINE	414638	12/30/01	12	1	180	(90)	90	400376	1
77473	BARTOP SLOT MACHINE	414678	12/30/01	12	1	230	(115)	115	400376	1
77493	UPRIGHT SLOT MACHINE	459797	12/30/01	12	1	120	(60)	60	400376	1
77819	UPRIGHT SLOT MACHINE	764934	12/30/01	12	1	290	(145)	145	400376	1
77821	UPRIGHT SLOT MACHINE	764936	12/30/01	12	1	290	(145)	145	400376	1
77825	UPRIGHT SLOT MACHINE	764940	12/30/01	12	1	290	(145)	145	400376	1
77838	UPRIGHT SLOT MACHINE	764953	12/30/01	12	1	420	(209)	211	400376	1
77858	UPRIGHT SLOT MACHINE	764973	12/30/01	12	1	290	(145)	145	400376	1

78061	IGT SLOT MACH BARTOP GAMEKIN	900347	12/30/01	19	1	1,200	(378)	822	400376	1
78062	IGT SLOT MACH BARTOP GAMEKIN	900348	12/30/01	19	1	1,200	(378)	822	400376	1
78063	IGT SLOT MACH BARTOP GAMEKIN	900349	12/30/01	19	1	1,200	(378)	822	400376	1
78064	IGT SLOT MACH BARTOP GAMEKIN	900350	12/30/01	19	1	1,200	(378)	822	400376	1
78065	IGT SLOT MACH BARTOP GAMEKIN	900351	12/30/01	19	1	1,200	(378)	822	400376	1
78135	IGT SLOT MACH UPRIGHT	908867	12/30/01	12	1	720	(359)	361	400376	1
78213	IGT SLOT MACH 13" UPRT	920598	12/30/01	12	1	1,200	(598)	602	400376	1
78409	SECURITY CAMERA SYSTEM		12/30/01	12	1	1,000	(499)	501	400376	1

	SMITH'S LAS VEGAS # 376		12/30/01	227	1	11,030	(4,397)	6,633		16
78410	SECURITY CAMERA SYSTEM		12/30/01	12	1	1,000	(499)	501	400377	1
95500	GAME KING UPRIGHT	1096842	12/30/01	28	1	7,100	(1,517)	5,583	400377	1
95503	GAME KING UPRIGHT	1096849	12/30/01	28	1	7,100	(1,517)	5,583	400377	1
95512	GAME KING UPRIGHT	1096593	12/30/01	28	1	7,100	(1,517)	5,583	400377	1
96836	GAME KING UPRIGHT	1103607	12/30/01	29	1	7,100	(1,465)	5,635	400377	1
100448	GAME KING UPRIGHT—17"	1116245	01/07/02	36	1	8,494	(1,412)	7,082	400377	1
101943	17" IGT GAMEKING UPRIGHT	1167921	05/02/02	36	1	8,320	(479)	7,841	400377	1
101944	17" IGT GAMEKING UPRIGHT	1167922	05/02/02	36	1	8,320	(479)	7,841	400377	1
101989	17" GAME KING UPRIGHT	1172911	05/31/02	36	1	8,320	(266)	8,054	400377	1
101993	17" GAME KING UPRIGHT	1172935	05/31/02	36	1	8,320	(266)	8,054	400377	1
102000	17" GAME KING UPRIGHT	1172918	05/31/02	36	1	8,320	(266)	8,054	400377	1
102001	17" GAME KING UPRIGHT	1172924	05/31/02	36	1	8,320	(266)	8,054	400377	1
102002	17" GAME KING UPRIGHT	1172930	05/31/02	36	1	8,320	(266)	8,054	400377	1
102013	17" GAME KING UPRIGHT	1172937	05/31/02	36	1	8,320	(266)	8,054	400377	1
102020	17" GAME KING UPRIGHT	1172920	05/31/02	36	1	8,320	(266)	8,054	400377	1
102027	17" GAME KING UPRIGHT	1172903	05/31/02	36	1	8,320	(266)	8,054	400377	1

	SMITH'S LAS VEGAS # 377		05/31/02	521	1	121,090	(11,010)	110,080		16
77338	EXHAUST FAN SFK 381 BLDR HWY		12/30/01	77	1	3,700	(287)	3,413	400381	1
77339	CARPET & TILE SFK381 BLDR HW		12/30/01	77	1	1,400	(109)	1,291	400381	1
77340	CARPET & TILE SFK350 SUNSET		12/30/01	77	1	1,400	(109)	1,291	400381	1
77456	UPRIGHT SLOT MACHINE	413864	12/30/01	12	1	170	(85)	85	400381	1
77470	UPRIGHT SLOT MACHINE	414594	12/30/01	12	1	120	(60)	60	400381	1
77530	UPRIGHT SLOT MACHINE	470629	12/30/01	12	1	220	(110)	110	400381	1
77542	UPRIGHT SLOT MACHINE	470685	12/30/01	12	1	220	(110)	110	400381	1
77668	UPRIGHT SLOT MACHINE	556126	12/30/01	12	1	520	(259)	261	400381	1
77872	UPRIGHT SLOT MACHINE	764987	12/30/01	12	1	420	(209)	211	400381	1
78144	IGT SLOT MACH UPRIGHT	908882	12/30/01	12	1	720	(359)	361	400381	1
78146	IGT SLOT MACH UPRIGHT	908895	12/30/01	12	1	720	(359)	361	400381	1
78411	SECURITY CAMERA SYSTEM		12/30/01	12	1	1,000	(499)	501	400381	1
92459	IGT GAME KING UPRIGHT	1059450	12/30/01	24	1	6,600	(1,645)	4,955	400381	1
92466	IGT GAME KING UPRIGHT	1059458	12/30/01	24	1	6,600	(1,645)	4,955	400381	1
92470	IGT GAME KING UPRIGHT	1059462	12/30/01	24	1	6,600	(1,645)	4,955	400381	1
92471	IGT GAME KING UPRIGHT	1059463	12/30/01	24	1	6,600	(1,645)	4,955	400381	1
92473	IGT GAME KING UPRIGHT	1059465	12/30/01	24	1	6,600	(1,645)	4,955	400381	1
92478	IGT GAME KING UPRIGHT	1059470	12/30/01	24	1	6,600	(1,645)	4,955	400381	1
92481	IGT GAME KING UPRIGHT	1059474	12/30/01	24	1	6,600	(1,645)	4,955	400381	1

	SMITH'S LAS VEGAS # 381		12/30/01	507	1	56,810	(14,073)	42,737		19
77613	UPRIGHT SLOT MACHINE	532901	12/30/01	12	1	230	(115)	115	400383	1
77620	UPRIGHT SLOT MACHINE	532910	12/30/01	12	1	230	(115)	115	400383	1
77623	UPRIGHT SLOT MACHINE	532913	12/30/01	12	1	230	(115)	115	400383	1
77626	UPRIGHT SLOT MACHINE	532916	12/30/01	12	1	230	(115)	115	400383	1
77628	UPRIGHT SLOT MACHINE	532918	12/30/01	12	1	230	(115)	115	400383	1
77641	UPRIGHT SLOT MACHINE	533336	12/30/01	12	1	230	(115)	115	400383	1

78177	IGT SLOT MACH UPRIGHT	920580	12/30/01	12	1	720	(359)	361	400383	1
78412	SECURITY CAMERA SYSTEM		12/30/01	12	1	1,000	(499)	501	400383	1
101912	17" IGT GAMEKING UPRIGHT	1167890	05/02/02	36	1	8,320	(479)	7,841	400383	1
101914	17" IGT GAMEKING UPRIGHT	1167892	05/02/02	36	1	8,320	(479)	7,841	400383	1
101917	17" IGT GAMEKING UPRIGHT	1167895	05/02/02	36	1	8,320	(479)	7,841	400383	1
101919	17" IGT GAMEKING UPRIGHT	1167897	05/02/02	36	1	8,320	(479)	7,841	400383	1
101920	17" IGT GAMEKING UPRIGHT	1167898	05/02/02	36	1	8,320	(479)	7,841	400383	1
101923	17" IGT GAMEKING UPRIGHT	1167901	05/02/02	36	1	8,320	(479)	7,841	400383	1
101924	17" IGT GAMEKING UPRIGHT	1167902	05/02/02	36	1	8,320	(479)	7,841	400383	1
101937	17" IGT GAMEKING UPRIGHT	1167915	05/02/02	36	1	8,320	(479)	7,841	400383	1

	SMITH'S LAS VEGAS # 383		05/02/02	384	1	69,657	(5,375)	64,282		16
77568	UPRIGHT SLOT MACHINE	531156	12/30/01	12	1	220	(110)	110	400385	1
77570	UPRIGHT SLOT MACHINE	531160	12/30/01	12	1	220	(110)	110	400385	1
77571	UPRIGHT SLOT MACHINE	531169	12/30/01	12	1	220	(110)	110	400385	1
77572	UPRIGHT SLOT MACHINE	531175	12/30/01	12	1	220	(110)	110	400385	1
77573	UPRIGHT SLOT MACHINE	531177	12/30/01	12	1	220	(110)	110	400385	1
77574	UPRIGHT SLOT MACHINE	531181	12/30/01	12	1	220	(110)	110	400385	1
77577	UPRIGHT SLOT MACHINE	531188	12/30/01	12	1	220	(110)	110	400385	1
77579	UPRIGHT SLOT MACHINE	531194	12/30/01	12	1	220	(110)	110	400385	1
77581	UPRIGHT SLOT MACHINE	531202	12/30/01	12	1	220	(110)	110	400385	1
78066	IGT SLOT MACH BARTOP GAMEKIN	900204	12/30/01	19	1	720	(227)	493	400385	1
78074	IGT SLOT MACH BARTOP GAMEKIN	900288	12/30/01	20	1	720	(216)	504	400385	1
78075	IGT SLOT MACH BARTOP GAMEKIN	900214	12/30/01	20	1	720	(216)	504	400385	1

78181	IGT SLOT MACH UPRIGHT	920586	12/30/01	12	1	1,200	(598)	602	400385	1
78413	SECURITY CAMERA SYSTEM		12/30/01	12	1	1,000	(499)	501	400385	1
78488	UPRIGHT SLOT MACHINE	919160	12/30/01	16	1	3,500	(1,311)	2,189	400385	1
78529	UPRIGHT SLOT MACHINE	919162	12/30/01	14	1	3,500	(1,499)	2,001	400385	1
90110	LEASEHOLD IMPROVEMENT		12/30/01	21	1	2,700	(769)	1,931	400385	1

	SMITH'S LAS VEGAS # 385		12/30/01	242	1	16,040	(6,321)	9,719		17
77053	10 DRAWER MONEY BANK (2) 1SF		12/30/01	12	1	1,900	(947)	953	400388	1
77054	USE TAX-MONEY BANK SFK ELKO		12/30/01	12	1	130	(65)	65	400388	1
77151	OWLS SPY GLORY WRPR ELKO		12/30/01	12	1	1,300	(648)	652	400388	1
77463	UPRIGHT SLOT MACHINE	414560	12/30/01	12	1	120	(60)	60	400388	1
77760	UPRIGHT SLOT MACHINE	575202	12/30/01	12	1	230	(115)	115	400388	1
77802	UPRIGHT SLOT MACHINE	754847	12/30/01	25	1	420	(101)	319	400388	1
77807	UPRIGHT SLOT MACHINE	754852	12/30/01	15	1	290	(116)	174	400388	1
77808	UPRIGHT SLOT MACHINE	754853	12/30/01	15	1	290	(116)	174	400388	1
77814	URPRIGHT SLOT MACHINE	764929	12/30/01	12	1	420	(209)	211	400388	1
77834	UPRIGHT SLOT MACHINE	764949	12/30/01	12	1	420	(209)	211	400388	1
77963	UPRIGHT SLOT MACHINE	S950404817	12/30/01	12	1	290	(145)	145	400388	1
77965	SLANTTOP SLOT MACHINE	V940803191	12/30/01	12	1	210	(105)	105	400388	1
77969	SLANTTOP SLOT MACHINE	V950402140	12/30/01	12	1	280	(140)	140	400388	1
77973	SLANTTOP SLOT MACHINE	V950402283	12/30/01	12	1	290	(145)	145	400388	1
77974	SLANTTOP SLOT MACHINE	V950402284	12/30/01	12	1	290	(145)	145	400388	1
77982	SLANTTOP SLOT MACHINE	V950603380	12/30/01	12	1	320	(160)	160	400388	1
77984	SLANTTOP SLOT MACHINE	V950805060	12/30/01	12	1	320	(160)	160	400388	1
77989	SLANTTOP SLOT MACHINE	V951208089	12/30/01	12	1	340	(170)	170	400388	1
78417	SECURITY CAMERA SYSTEM		12/30/01	12	1	1,000	(499)	501	400388	1

	SMITH'S ELKO # 388		12/30/01	247	1	8,860	(4,251)	4,609		19
77967	SLANTTOP SLOT MACHINE	V941104711	12/30/01	12	1	270	(135)	135	400389	1

77971	SLANTTOP SLOT MACHINE	V950402152	12/30/01	12	1	320	(160)	160	400389	1
77983	SLANTTOP SLOT MACHINE	V950704331	12/30/01	12	1	280	(140)	140	400389	1
78149	IGT SLOT MACH UPRIGHT	920554	12/30/01	12	1	1,200	(598)	602	400389	1
78151	IGT SLOT MACH UPRIGHT	920556	12/30/01	12	1	1,200	(598)	602	400389	1
78158	IGT SLOT MACH UPRIGHT	920571	12/30/01	12	1	1,200	(598)	602	400389	1
78165	IGT SLOT MACH UPRIGHT	920590	12/30/01	12	1	720	(359)	361	400389	1
78166	IGT SLOT MACH UPRIGHT	920591	12/30/01	12	1	720	(359)	361	400389	1
78279	TOSHIBA 168 TIME LAPSE VCR &		12/30/01	12	1	800	(399)	401	400389	1
78327	UPRIGHT SLOT MACHINE	952501	12/30/01	12	1	1,200	(598)	602	400389	1
78328	UPRIGHT SLOT MACHINE	952502	12/30/01	22	1	5,900	(1,605)	4,295	400389	1
78333	UPRIGHT SLOT MACHINE	952507	12/30/01	12	1	1,200	(598)	602	400389	1
78335	UPRIGHT SLOT MACHINE	952509	12/30/01	12	1	1,200	(598)	602	400389	1
78343	UPRIGHT SLOT MACHINE	952517	12/30/01	12	1	1,200	(598)	602	400389	1
78349	UPRIGHT SLOT MACHINE	952523	12/30/01	12	1	1,200	(598)	602	400389	1
78352	UPRIGHT SLOT MACHINE	952526	12/30/01	12	1	1,200	(598)	602	400389	1
78377	Remodel SFK 389		12/30/01	105	1	2,500	(142)	2,358	400389	1

	SMITH'S GARDNRVLE # 389		12/30/01	307	1	22,310	(8,683)	13,627		17
77964	UPRIGHT SLOT MACHINE	S950404818	12/30/01	12	1	290	(145)	145	400390	1
77980	UPRIGHT SLOT MACHINE	V950502613	12/30/01	12	1	290	(145)	145	400390	1
78332	UPRIGHT SLOT MACHINE	952506	12/30/01	24	1	5,900	(1,471)	4,429	400390	1
78338	UPRIGHT SLOT MACHINE	952512	12/30/01	24	1	5,900	(1,471)	4,429	400390	1
78347	UPRIGHT SLOT MACHINE	952521	12/30/01	24	1	5,900	(1,471)	4,429	400390	1
78418	SECURITY CAMERA SYSTEM		12/30/01	12	1	1,000	(499)	501	400390	1

	SMITH'S WENDOVER # 390		12/30/01	108	1	19,280	(5,201)	14,079		6
77325	SECURITY SYSTEM (SFK392)		12/30/01	12	1	890	(444)	446	400392	1
77968	SLANTTOP SLOT MACHINE	V950402139	12/30/01	12	1	280	(140)	140	400392	1
77970	SLANTTOP SLOT MACHINE	V950402141	12/30/01	12	1	280	(140)	140	400392	1

77992	SLANTTOP SLOT MACHINE	V960200675	12/30/01	14	1	320	(137)	183	400392	1
77993	SLANTTOP SLOT MACHINE	V960200676	12/30/01	14	1	320	(137)	183	400392	1
78147	IGT SLOT MACH UPRIGHT	920552	12/30/01	12	1	1,200	(598)	602	400392	1
78148	IGT SLOT MACH UPRIGHT	920553	12/30/01	12	1	1,200	(598)	602	400392	1
78150	IGT SLOT MACH UPRIGHT	920555	12/30/01	12	1	1,200	(598)	602	400392	1
78153	IGT SLOT MACH UPRIGHT	920566	12/30/01	12	1	1,200	(598)	602	400392	1
78155	IGT SLOT MACH UPRIGHT	920568	12/30/01	12	1	1,200	(598)	602	400392	1
78156	IGT SLOT MACH UPRIGHT	920569	12/30/01	12	1	1,200	(598)	602	400392	1
78157	IGT SLOT MACH UPRIGHT	920570	12/30/01	12	1	720	(359)	361	400392	1
78159	IGT SLOT MACH UPRIGHT	920572	12/30/01	12	1	1,200	(598)	602	400392	1
78161	IGT SLOT MACH UPRIGHT	920574	12/30/01	12	1	1,200	(598)	602	400392	1
78164	IGT SLOT MACH UPRIGHT	920589	12/30/01	12	1	720	(359)	361	400392	1
78280	TOSHIBA 168 TIME LAPSE VCR &		12/30/01	12	1	240	(120)	120	400392	1
90243	ENCLOSURE AT SMITH'S392		12/30/01	105	1	3,500	(199)	3,301	400392	1

	SMITH'S DAYTON # 392		12/30/01	301	1	16,870	(6,821)	10,049		17
89456	GAME KING	1034516	12/30/01	30	1	6,400	(1,276)	5,124	400394	1
89461	GAME KING	1034507	12/30/01	30	1	6,400	(1,276)	5,124	400394	1
89462	GAME KING	1034508	12/30/01	30	1	6,400	(1,276)	5,124	400394	1
89463	GAME KING	1034509	12/30/01	30	1	6,400	(1,276)	5,124	400394	1
89464	GAME KING	1034510	12/30/01	30	1	6,400	(1,276)	5,124	400394	1
89465	GAME KING	1034511	12/30/01	30	1	6,400	(1,276)	5,124	400394	1
89466	GAME KING	1034512	12/30/01	30	1	6,400	(1,276)	5,124	400394	1
89467	GAME KING	1034513	12/30/01	30	1	6,400	(1,276)	5,124	400394	1
89468	GAME KING	1034514	12/30/01	30	1	6,400	(1,276)	5,124	400394	1
89469	GAME KING	1034515	12/30/01	30	1	6,400	(1,276)	5,124	400394	1
89470	GAME KING	1034517	12/30/01	30	1	6,400	(1,276)	5,124	400394	1
89471	GAME KING	1034518	12/30/01	30	1	6,400	(1,276)	5,124	400394	1
89472	GAME KING	1034519	12/30/01	30	1	6,400	(1,276)	5,124	400394	1
89473	GAME KING	1034520	12/30/01	30	1	6,400	(1,276)	5,124	400394	1
89474	GAME KING	1034521	12/30/01	30	1	6,400	(1,276)	5,124	400394	1

	SMITH'S LAS VEGAS # 394		12/30/01	450	1	96,000	(19,137)	76,863		15
96821	GAME KING UPRIGHT	1103592	12/30/01	32	1	7,100	(1,328)	5,772	400396	1
96825	GAME KING UPRIGHT	1103596	12/30/01	32	1	7,100	(1,328)	5,772	400396	1
96826	GAME KING UPRIGHT	1103597	12/30/01	32	1	7,100	(1,328)	5,772	400396	1
96839	GAME KING UPRIGHT	1103610	12/30/01	32	1	7,100	(1,328)	5,772	400396	1
96840	GAME KING UPRIGHT	1103611	12/30/01	32	1	7,100	(1,328)	5,772	400396	1

96846	GAME KING UPRIGHT	1103617	12/30/01	29	1	7,100	(1,465)	5,635	400396	1
96847	GAME KING UPRIGHT	1103618	12/30/01	29	1	7,100	(1,465)	5,635	400396	1
96851	GAME KING UPRIGHT	1103622	12/30/01	32	1	7,100	(1,328)	5,772	400396	1
96856	GAME KING UPRIGHT	1103627	12/30/01	32	1	7,100	(1,328)	5,772	400396	1
96857	GAME KING UPRIGHT	1103628	12/30/01	32	1	7,100	(1,328)	5,772	400396	1
96858	GAME KING UPRIGHT	1103629	12/30/01	32	1	7,100	(1,328)	5,772	400396	1
97007	GAME KING UPRIGHT	1103636	12/30/01	32	1	7,100	(1,328)	5,772	400396	1
97012	GAME KING UPRIGHT	1103641	12/30/01	32	1	7,100	(1,328)	5,772	400396	1
97015	GAME KING UPRIGHT	1103644	12/30/01	32	1	7,100	(1,328)	5,772	400396	1
97016	GAME KING UPRIGHT	1103645	12/30/01	32	1	7,100	(1,328)	5,772	400396	1
98570	SIGNS W/ METER/COMPUTER EQUI		12/30/01	32	1	3,600	(673)	2,927	400396	1
98828	SIGN—SMF 396		12/30/01	32	1	2,900	(542)	2,358	400396	1
98829	SIGN—SMITH'S 396		12/30/01	32	1	2,900	(542)	2,358	400396	1
98830	SIGN—SMITH'S 396		12/30/01	32	1	2,900	(542)	2,358	400396	1
98833	INSTALL CARPET TILE TO SFK39		12/30/01	105	1	4,100	(234)	3,866	400396	1
99762	SIGN-FR BUDGET SIGNS, SFK 39		12/30/01	34	1	37,000	(6,513)	30,487	400396	1
100418	FR BUDGET SIGNS-INSTALL FCO		01/07/02	36	1	1,151	(191)	960	400396	1

	SMITH'S LAS VEGAS # 396		01/07/02	777	1	161,051	(29,433)	131,618		22
95502	GAME KING UPRIGHT	1096843	12/30/01	34	1	7,100	(1,250)	5,850	400399	1
95505	GAME KING UPRIGHT	1096850	12/30/01	34	1	7,100	(1,250)	5,850	400399	1
95511	GAME KING UPRIGHT	1096592	12/30/01	34	1	7,100	(1,250)	5,850	400399	1
95513	GAME KING UPRIGHT	1096594	12/30/01	34	1	7,100	(1,250)	5,850	400399	1
95514	GAME KING UPRIGHT	1096595	12/30/01	34	1	7,100	(1,250)	5,850	400399	1
96820	GAME KING UPRIGHT	1103591	12/30/01	34	1	7,100	(1,250)	5,850	400399	1
96829	GAME KING UPRIGHT	1103600	12/30/01	34	1	7,100	(1,250)	5,850	400399	1
96831	GAME KING UPRIGHT	1103602	12/30/01	34	1	7,100	(1,250)	5,850	400399	1
96834	GAME KING UPRIGHT	1103605	12/30/01	34	1	7,100	(1,250)	5,850	400399	1

96838	GAME KING UPRIGHT	1103609	12/30/01	34	1	7,100	(1,250)	5,850	400399	1
96852	GAME KING UPRIGHT	1103623	12/30/01	34	1	7,100	(1,250)	5,850	400399	1
96862	GAME KING UPRIGHT	1103633	12/30/01	34	1	7,100	(1,250)	5,850	400399	1
97009	GAME KING UPRIGHT	1103638	12/30/01	34	1	7,100	(1,250)	5,850	400399	1
97010	GAME KING UPRIGHT	1103639	12/30/01	34	1	7,100	(1,250)	5,850	400399	1
97013	GAME KING UPRIGHT	1103642	12/30/01	34	1	7,100	(1,250)	5,850	400399	1
98571	SIGN W/ METER/COMPUTER EQUIP		12/30/01	31	1	3,600	(695)	2,905	400399	1
99514	CARPET TILE INSTALLD SFK399		12/30/01	105	1	4,000	(228)	3,772	400399	1
99517	ACCESS CONTROL/SECURITY SYST		12/30/01	105	1	3,700	(211)	3,489	400399	1
99761	SIGN-FR BUDGET SIGNS, SFK 39		12/30/01	34	1	37,000	(6,513)	30,487	400399	1
100417	FR BUDGET SIGNS-INSTALL FCO		01/07/02	36	1	1,151	(191)	960	400399	1

	SMITH'S LAS VEGAS # 399		01/07/02	821	1	155,951	(26,583)	129,368		20
77341	SECURITY SWITCHES		12/30/01	105	1	2,400	(137)	2,263	400553	1
77548	UPRIGHT SLOT MACHINE	470699	12/30/01	12	1	220	(110)	110	400553	1
77776	UPRIGHT SLOT MACHINE	575771	12/30/01	12	1	320	(160)	160	400553	1
78216	IGT SLOT MACH 13" UPRT	920601	12/30/01	12	1	1,200	(598)	602	400553	1
78414	SECURITY CAMERA SYSTEM		12/30/01	12	1	1,000	(499)	501	400553	1
78522	CARPET F/PR553		12/30/01	100	1	1,900	(114)	1,786	400553	1
85536	UPRIGHT SLOT MACHINE	858837	12/30/01	15	1	3,500	(1,397)	2,103	400553	1
85545	UPRIGHT SLOT MACHINE	903907	12/30/01	15	1	3,500	(1,397)	2,103	400553	1
85546	UPRIGHT SLOT MACHINE	903908	12/30/01	15	1	3,500	(1,397)	2,103	400553	1
85547	UPRIGHT SLOT MACHINE	903909	12/30/01	15	1	3,500	(1,397)	2,103	400553	1
85548	UPRIGHT SLOT MACHINE	905572	12/30/01	15	1	3,500	(1,397)	2,103	400553	1
101903	17" IGT GAME KING UPRIGHT	1167886	05/02/02	36	1	8,320	(479)	7,841	400553	1
101928	17" IGT GAMEKING UPRIGHT	1167906	05/02/02	36	1	8,320	(479)	7,841	400553	1

101929	17" IGT GAMEKING UPRIGHT	1167907	05/02/02	36	1	8,320	(479)	7,841	400553	1
101935	17" IGT GAMEKING UPRIGHT	1167913	05/02/02	36	1	8,320	(479)	7,841	400553	1
101941	17" IGT GAMEKING UPRIGHT	1167919	05/02/02	36	1	8,320	(479)	7,841	400553	1
101942	17" IGT GAMEKING UPRIGHT	1167920	05/02/02	36	1	8,320	(479)	7,841	400553	1
101947	17" IGT GAMEKING UPRIGHT	1167925	05/02/02	36	1	8,320	(479)	7,841	400553	1

			05/02/02	580	1	82,777	(11,952)	70,825		18
77329	CARPET		12/30/01	19	1	500	(157)	343	400554	1
77342	SECURITY SWITCHES		12/30/01	105	1	1,800	(103)	1,697	400554	1
77661	UPRIGHT SLOT MACHINE	556119	12/30/01	12	1	520	(259)	261	400554	1
77823	SLOT MACHINE	764938	12/30/01	12	1	290	(145)	145	400554	1
77840	SLOT MACHINE	764955	12/30/01	12	1	290	(145)	145	400554	1
78140	IGT SLOT MACH UPRIGHT	908890	12/30/01	12	1	720	(359)	361	400554	1
78415	SECURITY CAMERA SYSTEM		12/30/01	12	1	1,000	(499)	501	400554	1
101812	SLOT STAND ASSEMBLY		04/04/02	36	1	209	(17)	192	400554	1
101813	SLOT STAND ASSEMBLY		04/04/02	36	1	209	(17)	192	400554	1
101814	SLOT STAND ASSEMBLY		04/04/02	36	1	209	(17)	192	400554	1
101815	SLOT STAND ASSEMBLY		04/04/02	36	1	209	(17)	192	400554	1
101816	SLOT STAND ASSEMBLY		04/04/02	36	1	209	(17)	192	400554	1
101817	SLOT STAND ASSEMBLY		04/04/02	36	1	209	(17)	192	400554	1
101818	SLOT STAND ASSEMBLY		04/04/02	36	1	209	(17)	192	400554	1
101911	17" IGT GAMEKING UPRIGHT	1167889	05/02/02	36	1	8,320	(479)	7,841	400554	1
101926	17" IGT GAMEKING UPRIGHT	1167904	05/02/02	36	1	8,320	(479)	7,841	400554	1
101927	17" IGT GAMEKING UPRIGHT	1167905	05/02/02	36	1	8,320	(479)	7,841	400554	1
101945	17" IGT GAMEKING UPRIGHT	1167923	05/02/02	36	1	8,320	(479)	7,841	400554	1
101946	17" IGT GAMEKING UPRIGHT	1167924	05/02/02	36	1	8,320	(479)	7,841	400554	1

101948	17" IGT GAMEKING UPRIGHT	1167926	05/02/02	36	1	8,320	(479)	7,841	400554	1
101949	17" IGT GAMEKING UPRIGHT	1167927	05/02/02	36	1	8,319	(479)	7,841	400554	1

			05/02/02	688	1	64,821	(5,138)	59,683		21
77667	UPRIGHT SLOT MACHINE	556125	12/30/01	12	1	520	(259)	261	400555	1
77759	UPRIGHT SLOT MACHINE	575201	12/30/01	12	1	230	(115)	115	400555	1
77803	UPRIGHT SLOT MACHINE	754848	12/30/01	15	1	290	(116)	174	400555	1
77804	UPRIGHT SLOT MACHINE	754849	12/30/01	15	1	290	(116)	174	400555	1
77805	UPRIGHT SLOT MACHINE	754850	12/30/01	15	1	290	(116)	174	400555	1
77806	UPRIGHT SLOT MACHINE	754851	12/30/01	15	1	290	(116)	174	400555	1
77810	UPRIGHT SLOT MACHINE	754855	12/30/01	15	1	290	(116)	174	400555	1
78293	INSTALL CONTRACTORS		12/30/01	105	1	2,100	(120)	1,980	400555	1
78416	SECURITY CAMERA SYSTEM		12/30/01	12	1	1,000	(499)	501	400555	1
101984	17" GAME KING UPRIGHT	1172881	05/31/02	36	1	8,320	(266)	8,054	400555	1
101986	17" GAME KING UPRIGHT	1172893	05/31/02	36	1	8,320	(266)	8,054	400555	1
101987	17" GAME KING UPRIGHT	1172899	05/31/02	36	1	8,320	(266)	8,054	400555	1
101991	17" GAME KING UPRIGHT	1172923	05/31/02	36	1	8,320	(266)	8,054	400555	1
102003	17" GAME KING UPRIGHT	1172936	05/31/02	36	1	8,320	(266)	8,054	400555	1
102021	17" GAME KING UPRIGHT	1172926	05/31/02	36	1	8,320	(266)	8,054	400555	1
102023	17" GAME KING UPRIGHT	1172938	05/31/02	36	1	8,320	(266)	8,054	400555	1
102032	17" GAME KING UPRIGHT	1172933	05/31/02	36	1	8,320	(266)	8,054	400555	1

			05/31/02	504	1	71,857	(3,698)	68,158		17
88684	SURVEILLANCE SYSTEM		12/30/01	45	1	4,100	(545)	3,555	402146	1
89064	BAR BUILD OUT		12/30/01	46	1	950	(124)	827	402146	1
98834	FLAT TOP WITH IBA BASE	1128572	12/30/01	33	1	6,800	(1,233)	5,567	402146	1
98835	FLAT TOP WITH IBA BASE	1128578	12/30/01	33	1	6,800	(1,233)	5,567	402146	1
98836	FLAT TOP W/ IBA BASE	1128584	12/30/01	33	1	6,800	(1,233)	5,567	402146	1
98843	FLAT TOP WITH IBA BASE	1128579	12/30/01	33	1	6,800	(1,233)	5,567	402146	1
98851	FLAT TOP WITH IBA BASE	1128580	12/30/01	33	1	6,800	(1,233)	5,567	402146	1
98856	FLAT TOP WITH IBA BASE	1128610	12/30/01	33	1	6,800	(1,233)	5,567	402146	1

98861	FLAT TOP WITH IBA BASE	1128599	12/30/01	33	1	6,800	(1,233)	5,567	402146	1
98868	FLAT TOP WITH IBA BASE	1128600	12/30/01	33	1	6,800	(1,233)	5,567	402146	1

			12/30/01	355	1	59,450	(10,530)	48,920		10
96819	GAME KING UPRIGHT	1103590	12/30/01	35	1	7,100	(1,213)	5,887	402170	1
96823	GAME KING UPRIGHT	1103594	12/30/01	35	1	7,100	(1,213)	5,887	402170	1
96824	GAME KING UPRIGHT	1103595	12/30/01	35	1	7,100	(1,213)	5,887	402170	1
96832	GAME KING UPRIGHT	1103603	12/30/01	35	1	7,100	(1,213)	5,887	402170	1
96841	GAME KING UPRIGHT	1103612	12/30/01	35	1	7,100	(1,213)	5,887	402170	1
96842	GAME KING UPRIGHT	1103613	12/30/01	35	1	7,100	(1,213)	5,887	402170	1
97017	GAME KING UPRIGHT	1103646	12/30/01	35	1	7,100	(1,213)	5,887	402170	1

			12/30/01	245	1	49,700	(8,493)	41,207		7
77829	UPRIGHT SLOT MACHINE	764944	12/30/01	12	1	290	(145)	145	403032	1
77855	UPRIGHT SLOT MACHINE	764970	12/30/01	12	1	290	(145)	145	403032	1
77920	BARTOP SLOT MACHINE	783143	12/30/01	12	1	360	(180)	180	403032	1
77921	BARTOP SLOT MACHINE	783144	12/30/01	12	1	360	(180)	180	403032	1
78040	BAR TOP	866528	12/30/01	12	1	550	(274)	276	403032	1
78042	BAR TOP	866530	12/30/01	12	1	530	(264)	266	403032	1
78051	BAR TOP	791600	12/30/01	12	1	580	(289)	291	403032	1
78439	GAMEKING MULTI SLOT	874554	12/30/01	15	1	2,600	(1,038)	1,562	403032	1
78443	GAMEKING MULTI SLOT	874559	12/30/01	15	1	2,600	(1,038)	1,562	403032	1
78451	GAMEKING MULTI SLOT	874550	12/30/01	15	1	2,600	(1,038)	1,562	403032	1
78455	GAMEKING MULTI SLOT	874537	12/30/01	15	1	2,600	(1,038)	1,562	403032	1
78458	GAMEKING MULTI SLOT	874553	12/30/01	15	1	2,600	(1,038)	1,562	403032	1
78460	GAMEKING MULTI SLOT	874571	12/30/01	15	1	2,600	(1,038)	1,562	403032	1
78534	UPRIGHT SLOT MACHINE	915483	12/30/01	15	1	3,500	(1,397)	2,103	403032	1
78546	UPRIGHT SLOT MACHINE	915487	12/30/01	15	1	3,500	(1,397)	2,103	403032	1

			12/30/01	204	1	25,560	(10,496)	15,064		15
77714	BARTOP SLOT MACHINE	562035	12/30/01	12	1	280	(140)	140	403041	1
90987	IGT BARTOP	1047851	12/30/01	22	1	4,000	(1,088)	2,912	403041	1
90991	IGT BARTOP	1047855	12/30/01	22	1	4,000	(1,088)	2,912	403041	1
90995	IGT BARTOP	1047859	12/30/01	22	1	4,000	(1,088)	2,912	403041	1
90996	IGT BARTOP	1047860	12/30/01	22	1	4,000	(1,088)	2,912	403041	1
98840	FLAT TOP WITH IBA BASE	1128608	12/30/01	32	1	6,800	(1,272)	5,528	403041	1
98844	FLAT TOP WITH IBA BASE	1128585	12/30/01	32	1	6,800	(1,272)	5,528	403041	1

98854	FLAT TOP WITH IBA BASE	1128598	12/30/01	32	1	6,800	(1,272)	5,528	403041	1
98858	FLAT TOP WITH IBA BASE	1128581	12/30/01	32	1	6,800	(1,272)	5,528	403041	1
98859	FLAT TOP WITH IBA BASE	1128587	12/30/01	32	1	6,800	(1,272)	5,528	403041	1
98864	FLAT TOP WITH IBA BASE	1128576	12/30/01	32	1	6,800	(1,272)	5,528	403041	1
98865	FLAT TOP WITH IBA BASE	1128582	12/30/01	32	1	6,800	(1,272)	5,528	403041	1
98866	FLAT TOP WITH IBA BASE	1128588	12/30/01	32	1	6,800	(1,272)	5,528	403041	1
98872	FLAT TOP WITH IBA BASE	1128583	12/30/01	32	1	6,800	(1,272)	5,528	403041	1
99512	FLAT TOP W/ IBA BASE	1128616	12/30/01	33	1	6,800	(1,233)	5,567	403041	1

			12/30/01	421	1	84,280	(17,173)	67,107		15
77070	BAR REWORK		12/30/01	23	1	13,000	(3,385)	9,615	403062	1
77075	L-SHAPED BOOTH FOR		12/30/01	33	1	730	(132)	598	403062	1

			12/30/01	79	1	13,730	(3,517)	10,213		3
77794	BARTOP SLOT MACHINE	586818	12/30/01	12	1	360	(180)	180	403081	1
77939	BARTOP SLOT MACHINE	790786	12/30/01	12	1	530	(264)	266	403081	1
77950	BARTOP SLOT MACHINE	790817	12/30/01	12	1	530	(264)	266	403081	1
78085	IGT SLOT MACH FLAT TOP	COIN-900604	12/30/01	19	1	800	(252)	548	403081	1
78185	IGT SLOT MACH FLAT TOP W/IBA	917175	12/30/01	12	1	800	(399)	401	403081	1
78296	IGT SLOT MACHINE FLAT TOP, M	948871	12/30/01	15	1	3,900	(1,557)	2,343	403081	1
78310	IGT SLOT MACHINE FLAT TOP, M	948863	12/30/01	12	1	1,300	(648)	652	403081	1
78311	IGT SLOT MACHINE FLAT TOP, M	948864	12/30/01	12	1	1,300	(648)	652	403081	1
78312	IGT SLOT MACHINE FLAT TOP, M	948865	12/30/01	12	1	1,300	(648)	652	403081	1
78313	IGT SLOT MACHINE FLAT TOP, M	948866	12/30/01	12	1	1,300	(648)	652	403081	1
78314	IGT SLOT MACHINE FLAT TOP, M	948867	12/30/01	12	1	1,300	(648)	652	403081	1
78315	IGT SLOT MACHINE FLAT TOP, M	948868	12/30/01	12	1	1,300	(648)	652	403081	1
78316	IGT SLOT MACHINE FLAT TOP, M	948869	12/30/01	12	1	1,300	(648)	652	403081	1
78317	IGT SLOT MACHINE FLAT TOP, M	948870	12/30/01	12	1	1,300	(648)	652	403081	1

78318	IGT SLOT MACHINE FLAT TOP, M	948862	12/30/01	12	1	1,300	(648)	652	403081	1

			12/30/01	190	1	18,620	(8,749)	9,871		15
88689	METER SIGN		12/30/01	18	1	2,200	(732)	1,468	403083	1
88690	METER SIGN		12/30/01	18	1	2,200	(732)	1,468	403083	1

			12/30/01	36	1	4,400	(1,464)	2,936		2
77057	BAR REMODEL		12/30/01	18	1	7,300	(2,429)	4,871	403085	1
77393	UPRIGHT SLOT MACHINE	188066	12/30/01	12	1	90	(45)	45	403085	1
77685	BARTOP SLOT MACHINE	562006	12/30/01	12	1	280	(140)	140	403085	1
77693	BARTOP SLOT MACHINE	562014	12/30/01	12	1	280	(140)	140	403085	1
77959	BARTOP SLOT MACHINE	846706	12/30/01	12	1	580	(289)	291	403085	1
78023	FLAT TOP	840037	12/30/01	12	1	590	(294)	296	403085	1
78088	IGT SLOT MACH FLAT TOP	COIN-900607	12/30/01	19	1	800	(252)	548	403085	1
78226	IGT SLOT MACH ID-13" FLAT TO	934956	12/30/01	12	1	1,300	(648)	652	403085	1
78228	IGT SLOT MACH ID-13" FLAT TO	934958	12/30/01	12	1	1,300	(648)	652	403085	1
78299	IGT SLOT MACHINE FLAT TOP, M	948874	12/30/01	12	1	1,300	(648)	652	403085	1
78302	IGT SLOT MACHINE FLAT TOP, M	948877	12/30/01	12	1	1,300	(648)	652	403085	1
78305	IGT SLOT MACHINE FLAT TOP, M	948880	12/30/01	12	1	1,300	(648)	652	403085	1
78306	IGT SLOT MACHINE FLAT TOP, M	948881	12/30/01	12	1	1,300	(648)	652	403085	1
78367	BARTOP GAMEKINGS	953906	12/30/01	12	1	1,300	(648)	652	403085	1
78370	BARTOP GAMEKINGS	953909	12/30/01	12	1	1,300	(648)	652	403085	1
78371	BARTOP GAMEKINGS	953910	12/30/01	12	1	1,300	(648)	652	403085	1
78514	FLAT TOP SLOT MACHINE	921697	12/30/01	19	1	6,500	(2,047)	4,453	403085	1

			12/30/01	224	1	28,120	(11,469)	16,651		17
77058	BAR REWORK Auntee M's		12/30/01	12	1	400	(199)	201	403086	1

			12/30/01	12	1	400	(199)	201		1
77072	NEW BAR Woody's		12/30/01	27	1	9,400	(2,084)	7,316	403099	1
77349	UPRIGHT SLOT MACHINE	179431	12/30/01	12	1	90	(45)	45	403099	1
77509	BARTOP SLOT MACHINE	462501	12/30/01	12	1	520	(259)	261	403099	1
78025	FLAT TOP	840045	12/30/01	12	1	590	(294)	296	403099	1
78081	IGT SLOT MACH FLAT TOP	COIN-900600	12/30/01	19	1	800	(252)	548	403099	1
78234	IGT SLOT MACH ID-13" FLAT TO	934964	12/30/01	12	1	1,300	(648)	652	403099	1

78365	BARTOP GAMEKINGS	953904	12/30/01	12	1	1,300	(648)	652	403099	1
78434	GAMEKING MULTI SLOT	874563	12/30/01	15	1	2,600	(1,038)	1,562	403099	1
78436	GAMEKING MULTI SLOT	874551	12/30/01	15	1	2,600	(1,038)	1,562	403099	1
78440	GAMEKING MULTI SLOT	874528	12/30/01	15	1	2,600	(1,038)	1,562	403099	1
78453	GAMEKING MULTI SLOT	874556	12/30/01	16	1	2,600	(974)	1,626	403099	1
98841	FLAT TOP WITH IBA BASE	1128614	12/30/01	32	1	6,800	(1,272)	5,528	403099	1
98848	FLAT TOP WITH IBA BASE	1128609	12/30/01	32	1	6,800	(1,272)	5,528	403099	1
98857	FLAT TOP WITH IBA BASE	1128575	12/30/01	32	1	6,800	(1,272)	5,528	403099	1
98863	FLAT TOP WITH IBA BASE	1128611	12/30/01	32	1	6,800	(1,272)	5,528	403099	1
98874	FLAT TOP WITH IBA BASE	1128595	12/30/01	32	1	6,800	(1,272)	5,528	403099	1
98876	FLAT TOP WITH IBA BASE	1128607	12/30/01	32	1	6,800	(1,272)	5,528	403099	1

			12/30/01	359	1	65,200	(15,949)	49,251		17
92452	IGT GAME KING UPRIGHT	1059442	12/30/01	24	1	6,600	(1,645)	4,955	403101	1
92455	IGT GAME KING UPRIGHT	1059445	12/30/01	24	1	6,600	(1,645)	4,955	403101	1
92462	IGT GAME KING UPRIGHT	1059454	12/30/01	24	1	6,600	(1,645)	4,955	403101	1
92469	IGT GAME KING UPRIGHT	1059461	12/30/01	24	1	6,600	(1,645)	4,955	403101	1
92472	IGT GAME KING UPRIGHT	1059464	12/30/01	24	1	6,600	(1,645)	4,955	403101	1
92479	IGT GAME KING UPRIGHT	1059472	12/30/01	24	1	6,600	(1,645)	4,955	403101	1
92483	IGT GAME KING UPRIGHT	1059477	12/30/01	24	1	6,600	(1,645)	4,955	403101	1

			12/30/01	168	1	46,200	(11,518)	34,682		7
77691	BARTOP SLOT MACHINE	562012	12/30/01	12	1	280	(140)	140	403104	1
77697	BARTOP SLOT MACHINE	562018	12/30/01	12	1	280	(140)	140	403104	1
77712	BARTOP SLOT MACHINE	562033	12/30/01	12	1	280	(140)	140	403104	1
77744	BARTOP SLOT MACHINE	566846	12/30/01	12	1	280	(140)	140	403104	1
77751	BARTOP SLOT MACHINE	567366	12/30/01	12	1	280	(140)	140	403104	1
77877	BARTOP SLOT MACHINE	766311	12/30/01	12	1	530	(264)	266	403104	1
77918	BARTOP SLOT MACHINE	783141	12/30/01	12	1	360	(180)	180	403104	1
77922	BARTOP SLOT MACHINE	783145	12/30/01	12	1	360	(180)	180	403104	1
77926	BARTOP SLOT MACHINE	783149	12/30/01	12	1	360	(180)	180	403104	1
78021	IGT POKER	551716	12/30/01	17	1	500	(176)	324	403104	1

78183	IGT SLOT MACH FLAT TOP W/IBA	917173	12/30/01	12	1	1,300	(648)	652	403104	1
88670	BAR TOP MUTLI DEMON COINLESS	1029238	12/30/01	18	1	4,000	(1,331)	2,669	403104	1
90146	FLAT TOP WITH BASE	1038694	12/30/01	21	1	4,000	(1,139)	2,861	403104	1
90147	FLAT TOP WITH BASE	1038695	12/30/01	21	1	4,000	(1,139)	2,861	403104	1
90154	FLAT TOP WITH BASE	1038702	12/30/01	30	1	6,700	(1,336)	5,364	403104	1

			12/30/01	227	1	23,510	(7,270)	16,240		15
77695	BARTOP SLOT MACHINE	562016	12/30/01	12	1	280	(140)	140	403105	1
77782	BARTOP SLOT MACHINE	586777	12/30/01	12	1	350	(175)	175	403105	1
77784	BARTOP SLOT MACHINE	586780	12/30/01	12	1	350	(175)	175	403105	1
77789	BARTOP SLOT MACHINE	586790	12/30/01	12	1	350	(175)	175	403105	1
77893	BARTOP SLOT MACHINE	766332	12/30/01	12	1	360	(180)	180	403105	1
77894	BARTOP SLOT MACHINE	766333	12/30/01	12	1	360	(180)	180	403105	1
77895	BARTOP SLOT MACHINE	766334	12/30/01	12	1	360	(180)	180	403105	1
77898	BARTOP SLOT MACHINE	766342	12/30/01	12	1	360	(180)	180	403105	1
77924	BARTOP SLOT MACHINE	783147	12/30/01	12	1	360	(180)	180	403105	1
77927	BARTOP SLOT MACHINE	783150	12/30/01	12	1	360	(180)	180	403105	1
77930	BARTOP SLOT MACHINE	790772	12/30/01	12	1	530	(264)	266	403105	1
77940	BARTOP SLOT MACHINE	790787	12/30/01	12	1	530	(264)	266	403105	1
77954	BARTOP SLOT MACHINE	809908	12/30/01	12	1	520	(259)	261	403105	1
78031	FLAT TOP	866519	12/30/01	12	1	530	(264)	266	403105	1
78032	FLAT TOP	866520	12/30/01	12	1	530	(264)	266	403105	1
78553	BAR REWORK		12/30/01	38	1	17,000	(2,676)	14,324	403105	1

			12/30/01	218	1	23,130	(5,733)	17,397		16
77079	BAR REPLACEMENT		12/30/01	38	1	7,500	(1,181)	6,319	403107	1
77083	WIRE FOR VIDEO POKER MACHINE		12/30/01	39	1	1,000	(153)	847	403107	1
77514	BARTOP SLOT MACHINE	462508	12/30/01	12	1	520	(259)	261	403107	1
77687	BARTOP SLOT MACHINE	562008	12/30/01	12	1	280	(140)	140	403107	1
77931	BARTOP SLOT MACHINE	790773	12/30/01	12	1	530	(264)	266	403107	1
77944	BARTOP SLOT MACHINE	790791	12/30/01	12	1	530	(264)	266	403107	1
78024	FLAT TOP	840040	12/30/01	15	1	780	(311)	469	403107	1
78087	IGT SLOT MACH FLAT TOP	COIN-900606	12/30/01	19	1	800	(252)	548	403107	1

78113	IGT SLOT MACH FLAT TOP	910780	12/30/01	12	1	800	(399)	401	403107	1
78189	IGT SLOT MACH FLAT TOP W/IBA	917179	12/30/01	12	1	800	(399)	401	403107	1
78227	IGT SLOT MACH ID-13" FLAT TO	934957	12/30/01	12	1	1,300	(648)	652	403107	1
78230	IGT SLOT MACH ID-13" FLAT TO	934960	12/30/01	12	1	1,300	(648)	652	403107	1
78387	BARTOP GAMEKINGS	963380	12/30/01	12	1	1,300	(648)	652	403107	1
88664	BAR TOP MUTLI DEMON COINLESS	1029226	12/30/01	18	1	4,000	(1,331)	2,669	403107	1
88666	BAR TOP MUTLI DEMON COINLESS	1029230	12/30/01	18	1	4,000	(1,331)	2,669	403107	1
88673	BAR TOP MUTLI DEMON COINLESS	1029225	12/30/01	18	1	4,000	(1,331)	2,669	403107	1
88675	BAR TOP MUTLI DEMON COINLESS	1029229	12/30/01	18	1	4,000	(1,331)	2,669	403107	1

			12/30/01	291	1	33,440	(10,891)	22,549		17
77080	BAR REMODEL		12/30/01	38	1	9,200	(1,448)	7,752	403109	1
77552	BARTOP SLOT MACHINE	492173	12/30/01	12	1	290	(145)	145	403109	1
77649	BARTOP SLOT MACHINE	535602	12/30/01	12	1	280	(140)	140	403109	1
77718	BARTOP SLOT MACHINE	562895	12/30/01	12	1	520	(259)	261	403109	1
77749	BARTOP SLOT MACHINE	566851	12/30/01	12	1	280	(140)	140	403109	1
77781	BARTOP SLOT MACHINE	586727	12/30/01	12	1	350	(175)	175	403109	1
77788	BARTOP SLOT MACHINE	586789	12/30/01	12	1	350	(175)	175	403109	1
77887	BARTOP SLOT MACHINE	766325	12/30/01	12	1	360	(180)	180	403109	1
77934	BARTOP SLOT MACHINE	790776	12/30/01	12	1	530	(264)	266	403109	1
77953	BARTOP SLOT MACHINE	794146	12/30/01	12	1	520	(259)	261	403109	1
78043	BAR TOP	866531	12/30/01	12	1	530	(264)	266	403109	1
78385	BARTOP GAMEKINGS	963378	12/30/01	12	1	1,300	(648)	652	403109	1
78463	GAMEKING MULTI SLOT	874535	12/30/01	15	1	2,600	(1,038)	1,562	403109	1
82032	WHEEL OF GOLD	S961214170	12/30/01	12	1	620	(309)	311	403109	1
90161	FLAT TOP WITH BASE	1038710	12/30/01	21	1	4,000	(1,139)	2,861	403109	1
90162	FLAT TOP WITH BASE	1038711	12/30/01	21	1	4,000	(1,139)	2,861	403109	1

			12/30/01	239	1	25,730	(7,722)	18,008		16
77086	PROGRESSIVE SIGN		12/30/01	42	1	12,000	(1,709)	10,291	403110	1

78056	IGT SLOT MACH BARTOP GAMEKIN	890698	12/30/01	19	1	800	(252)	548	403110	1
78057	IGT SLOT MACH BARTOP GAMEKIN	890699	12/30/01	19	1	800	(252)	548	403110	1
78058	IGT SLOT MACH BARTOP GAMEKIN	890704	12/30/01	19	1	800	(252)	548	403110	1
78059	IGT SLOT MACH BARTOP GAMEKIN	890705	12/30/01	19	1	800	(252)	548	403110	1
78060	IGT SLOT MACH BARTOP GAMEKIN	890720	12/30/01	19	1	800	(252)	548	403110	1
78219	IGT SLOT MACH ID 13" FLAT TO	934949	12/30/01	12	1	1,300	(648)	652	403110	1
78220	IGT SLOT MACH ID-13" FLAT TO	934950	12/30/01	12	1	1,300	(648)	652	403110	1
78221	IGT SLOT MACH ID-13" FLAT TO	934951	12/30/01	12	1	1,300	(648)	652	403110	1
78231	IGT SLOT MACH ID-13" FLAT TO	934961	12/30/01	12	1	1,300	(648)	652	403110	1
78232	IGT SLOT MACH ID-13" FLAT TO	934962	12/30/01	12	1	1,300	(648)	652	403110	1
78235	IGT SLOT MACH ID-13" FLAT TO	934965	12/30/01	12	1	1,300	(648)	652	403110	1
78236	IGT SLOT MACH ID-13" FLAT TO	934966	12/30/01	12	1	1,300	(648)	652	403110	1
78237	IGT SLOT MACH ID-13" FLAT TO	934967	12/30/01	12	1	1,300	(648)	652	403110	1
90503	IGT FLAT TOP W/IBA BASE	1047837	12/30/01	30	1	6,700	(1,336)	5,364	403110	1
90997	IGT BARTOP	1047861	12/30/01	22	1	4,000	(1,088)	2,912	403110	1

			12/30/01	285	1	37,100	(10,578)	26,522		16
77091	BAR CONVERSION		12/30/01	50	1	25,000	(2,991)	22,009	403120	1
77735	BARTOP SLOT MACHINE	566825	12/30/01	12	1	280	(140)	140	403120	1
77911	BARTOP SLOT MACHINE	783134	12/30/01	12	1	360	(180)	180	403120	1
78102	IGT SLOT MACH FLAT TOP	910685	12/30/01	12	1	800	(399)	401	403120	1
78103	IGT SLOT MACH FLAT TOP	910686	12/30/01	12	1	800	(399)	401	403120	1
78104	IGT SLOT MACH FLAT TOP	910687	12/30/01	12	1	800	(399)	401	403120	1
78105	IGT SLOT MACH FLAT TOP	910688	12/30/01	12	1	800	(399)	401	403120	1
78107	IGT SLOT MACH FLAT TOP	910690	12/30/01	12	1	800	(399)	401	403120	1
78108	IGT SLOT MACH FLAT TOP	910691	12/30/01	12	1	800	(399)	401	403120	1
78109	IGT SLOT MACH FLAT TOP	910692	12/30/01	12	1	800	(399)	401	403120	1
78110	IGT SLOT MACH FLAT TOP	910693	12/30/01	12	1	800	(399)	401	403120	1
78112	IGT SLOT MACH FLAT TOP	910779	12/30/01	12	1	800	(399)	401	403120	1
78114	IGT SLOT MACH FLAT TOP	910781	12/30/01	12	1	800	(399)	401	403120	1

78115	IGT SLOT MACH FLAT TOP	910782	12/30/01	12	1	800	(399)	401	403120	1
78117	IGT SLOT MACH FLAT TOP	910784	12/30/01	12	1	800	(399)	401	403120	1
78118	IGT SLOT MACH FLAT TOP	910785	12/30/01	12	1	800	(399)	401	403120	1
78119	IGT SLOT MACH FLAT TOP	910786	12/30/01	12	1	800	(399)	401	403120	1
78120	IGT SLOT MACH FLAT TOP	910787	12/30/01	12	1	800	(399)	401	403120	1
78121	IGT SLOT MACH FLAT TOP	910788	12/30/01	12	1	800	(399)	401	403120	1
78122	IGT SLOT MACH FLAT TOP	910789	12/30/01	12	1	800	(399)	401	403120	1
78123	IGT SLOT MACH FLAT TOP	910790	12/30/01	12	1	800	(399)	401	403120	1
78124	IGT SLOT MACH FLAT TOP	910791	12/30/01	12	1	800	(399)	401	403120	1
78126	IGT SLOT MACH FLAT TOP	910793	12/30/01	12	1	800	(399)	401	403120	1
78127	IGT SLOT MACH FLAT TOP	910794	12/30/01	12	1	800	(399)	401	403120	1
78128	IGT SLOT MACH FLAT TOP	910795	12/30/01	12	1	800	(399)	401	403120	1
78129	IGT SLOT MACH FLAT TOP	910796	12/30/01	12	1	800	(399)	401	403120	1
78130	IGT SLOT MACH FLAT TOP	910797	12/30/01	12	1	800	(399)	401	403120	1
78131	IGT SLOT MACH FLAT TOP	910798	12/30/01	12	1	800	(399)	401	403120	1
78187	IGT SLOT MACH FLAT TOP W/IBA	917177	12/30/01	12	1	1,300	(648)	652	403120	1
78190	IGT SLOT MACH FLAT TOP W/IBA	917180	12/30/01	12	1	1,300	(648)	652	403120	1
78191	IGT SLOT MACH FLAT TOP W/IBA	917181	12/30/01	12	1	1,300	(648)	652	403120	1
78192	IGT SLOT MACH FLAT TOP W/IBA	917182	12/30/01	12	1	1,300	(648)	652	403120	1
78193	IGT SLOT MACH FLAT TOP W/IBA	917183	12/30/01	12	1	1,300	(648)	652	403120	1
78194	IGT SLOT MACH FLAT TOP W/IBA	917184	12/30/01	12	1	1,300	(648)	652	403120	1
78195	IGT SLOT MACH FLAT TOP W/IBA	917185	12/30/01	12	1	1,300	(648)	652	403120	1
78196	IGT SLOT MACH FLAT TOP W/IBA	917186	12/30/01	12	1	1,300	(648)	652	403120	1

			12/30/01	470	1	56,040	(18,469)	37,571		36
77496	UPRIGHT SLOT MACHINE	459804	12/30/01	12	1	120	(60)	60	403124	1
77522	UPRIGHT SLOT MACHINE	470619	12/30/01	12	1	220	(110)	110	403124	1
78429	SLOT MACHINES	479765	12/30/01	12	1	530	(264)	266	403124	1
78541	UPRIGHT SLOT MACHINE	919170	12/30/01	18	1	5,900	(1,963)	3,937	403124	1
78544	UPRIGHT SLOT MACHINE	919173	12/30/01	18	1	5,900	(1,963)	3,937	403124	1
78545	UPRIGHT SLOT MACHINE	915485	12/30/01	18	1	5,900	(1,963)	3,937	403124	1
78547	UPRIGHT SLOT MACHINE	915488	12/30/01	18	1	5,900	(1,963)	3,937	403124	1

			12/30/01	108	1	24,470	(8,286)	16,184		7
77489	UPRIGHT SLOT MACHINE	459782	12/30/01	12	1	120	(60)	60	403126	1
77625	UPRIGHT SLOT MACHINE	532915	12/30/01	12	1	230	(115)	115	403126	1
77632	UPRIGHT SLOT MACHINE	533315	12/30/01	12	1	230	(115)	115	403126	1
77642	UPRIGHT SLOT MACHINE	533337	12/30/01	12	1	230	(115)	115	403126	1
77769	UPRIGHT SLOT MACHINE	575211	12/30/01	12	1	230	(115)	115	403126	1
77849	SLOT MACHINE	764964	12/30/01	12	1	290	(145)	145	403126	1
78180	IGT SLOT MACH UPRIGHT	920584	12/30/01	12	1	1,200	(598)	602	403126	1

			12/30/01	84	1	2,530	(1,262)	1,268		7
77622	UPRIGHT SLOT MACHINE	532912	12/30/01	12	1	230	(115)	115	403128	1
77636	UPRIGHT SLOT MACHINE	533331	12/30/01	12	1	230	(115)	115	403128	1
77758	UPRIGHT SLOT MACHINE	575200	12/30/01	12	1	230	(115)	115	403128	1
77817	SLOT MACHINE	764932	12/30/01	12	1	290	(145)	145	403128	1

			12/30/01	48	1	980	(489)	491		4
77421	UPRIGHT SLOT MACHINE	208826	12/30/01	12	1	90	(45)	45	403130	1
77556	BARTOP SLOT MACHINE	530059	12/30/01	12	1	290	(145)	145	403130	1
77559	BARTOP SLOT MACHINE	530062	12/30/01	12	1	290	(145)	145	403130	1
77566	BARTOP SLOT MACHINE	530069	12/30/01	12	1	290	(145)	145	403130	1
77962	BARTOP SLOT MACHINE	846709	12/30/01	12	1	580	(289)	291	403130	1
78052	BAR TOP	791604	12/30/01	12	1	580	(289)	291	403130	1
78053	BAR TOP	873671	12/30/01	17	1	690	(243)	447	403130	1
78055	BARTOP	873670	12/30/01	17	1	690	(243)	447	403130	1
78364	BARTOP GAMEKINGS	953903	12/30/01	12	1	1,300	(648)	652	403130	1
78375	BARTOP GAMEKINGS	953914	12/30/01	12	1	1,300	(648)	652	403130	1
90499	IGT FLAT TOP W/IBA BASE	1047833	12/30/01	30	1	6,700	(1,336)	5,364	403130	1
90500	IGT FLAT TOP W/IBA BASE	1047834	12/30/01	30	1	6,700	(1,336)	5,364	403130	1
90986	IGT BARTOP	1047850	12/30/01	22	1	4,000	(1,088)	2,912	403130	1
90988	IGT BARTOP	1047852	12/30/01	22	1	4,000	(1,088)	2,912	403130	1
90989	IGT BARTOP	1047853	12/30/01	22	1	4,000	(1,088)	2,912	403130	1
91001	IGT BARTOP	1047865	12/30/01	22	1	4,000	(1,088)	2,912	403130	1

			12/30/01	278	1	35,500	(9,863)	25,637		16
78362	BARTOP GAMEKINGS	953901	12/30/01	12	1	1,300	(648)	652	403132	1
78363	BARTOP GAMEKINGS	953902	12/30/01	12	1	1,300	(648)	652	403132	1
78366	BARTOP GAMEKINGS	953905	12/30/01	12	1	1,300	(648)	652	403132	1
78368	BARTOP GAMEKINGS	953907	12/30/01	12	1	1,300	(648)	652	403132	1
78369	BARTOP GAMEKINGS	953908	12/30/01	12	1	1,300	(648)	652	403132	1

78372	BARTOP GAMEKINGS	953911	12/30/01	12	1	1,300	(648)	652	403132	1
78373	BARTOP GAMEKINGS	953912	12/30/01	12	1	1,300	(648)	652	403132	1
78374	BARTOP GAMEKINGS	953913	12/30/01	12	1	1,300	(648)	652	403132	1
78380	BARTOP GAMEKINGS	963373	12/30/01	12	1	1,300	(648)	652	403132	1
78381	BARTOP GAMEKINGS	963374	12/30/01	12	1	1,300	(648)	652	403132	1
78382	BARTOP GAMEKINGS	963375	12/30/01	12	1	1,300	(648)	652	403132	1
78383	BARTOP GAMEKINGS	963376	12/30/01	12	1	1,300	(648)	652	403132	1
78384	BARTOP GAMEKINGS	963377	12/30/01	12	1	1,300	(648)	652	403132	1
78392	FLAT TOP SLOT MACHINE	840035	12/30/01	12	1	1,300	(648)	652	403132	1
78393	FLAT TOP SLOT MACHINE	901481	12/30/01	12	1	1,300	(648)	652	403132	1

			12/30/01	180	1	19,500	(9,723)	9,777		15
77062	BAR REWORK		12/30/01	12	1	910	(454)	456	403133	1
77957	BARTOP SLOT MACHINE	846704	12/30/01	12	1	580	(289)	291	403133	1
78086	IGT SLOT MACH FLAT TOP	COIN-900605	12/30/01	19	1	800	(252)	548	403133	1
78222	IGT SLOT MACH ID-13" FLAT TO	934952	12/30/01	12	1	1,300	(648)	652	403133	1
78297	IGT SLOT MACHINE FLAT TOP, M	948872	12/30/01	12	1	1,300	(648)	652	403133	1
78298	IGT SLOT MACHINE FLAT TOP, M	948873	12/30/01	12	1	1,300	(648)	652	403133	1
78300	IGT SLOT MACHINE FLAT TOP, M	948875	12/30/01	12	1	1,300	(648)	652	403133	1
78301	IGT SLOT MACHINE FLAT TOP, M	948876	12/30/01	12	1	1,300	(648)	652	403133	1
78303	IGT SLOT MACHINE FLAT TOP, M	948878	12/30/01	12	1	1,300	(648)	652	403133	1
78304	IGT SLOT MACHINE FLAT TOP, M	948879	12/30/01	12	1	1,300	(648)	652	403133	1
78308	IGT SLOT MACHINE FLAT TOP, M	948883	12/30/01	12	1	1,300	(648)	652	403133	1
88676	BAR TOP MUTLI DEMON COINLESS	1029231	12/30/01	18	1	4,000	(1,331)	2,669	403133	1
90981	IGT BARTOP	1047839	12/30/01	22	1	4,000	(1,088)	2,912	403133	1
90983	IGT BARTOP	1047845	12/30/01	22	1	4,000	(1,088)	2,912	403133	1
90999	IGT BARTOP	1047863	12/30/01	22	1	4,000	(1,088)	2,912	403133	1
91000	IGT BARTOP	1047864	12/30/01	22	1	4,000	(1,088)	2,912	403133	1

			12/30/01	245	1	32,690	(11,864)	20,826		16
78473	UPRIGHT SLOT MACHINE	919142	12/30/01	15	1	3,500	(1,397)	2,103	403135	1

78485	UPRIGHT SLOT MACHINE	919156	12/30/01	15	1	3,500	(1,397)	2,103	403135	1
78531	UPRIGHT SLOT MACHINE	915478	12/30/01	15	1	3,500	(1,397)	2,103	403135	1
78532	UPRIGHT SLOT MACHINE	915480	12/30/01	15	1	3,500	(1,397)	2,103	403135	1
78537	UPRIGHT SLOT MACHINE	919163	12/30/01	15	1	3,500	(1,397)	2,103	403135	1
78538	UPRIGHT SLOT MACHINE	919165	12/30/01	15	1	3,500	(1,397)	2,103	403135	1
78540	UPRIGHT SLOT MACHINE	919169	12/30/01	15	1	3,500	(1,397)	2,103	403135	1
98572	SIGN W/ METER/COMPUTER EQUIP		12/30/01	31	1	3,600	(695)	2,905	403135	1

			12/30/01	136	1	28,100	(10,473)	17,627		8
77344	UPRIGHT SLOT MACHINE	179388	12/30/01	12	1	90	(45)	45	403136	1
78435	GAMEKING MULTI SLOT	874557	12/30/01	15	1	2,600	(1,038)	1,562	403136	1
78438	GAMEKING MULTI SLOT	874558	12/30/01	15	1	2,600	(1,038)	1,562	403136	1
78441	GAMEKING MULTI SLOT	874545	12/30/01	15	1	2,600	(1,038)	1,562	403136	1
78442	GAMEKING MULTI SLOT	874533	12/30/01	15	1	2,600	(1,038)	1,562	403136	1
78450	GAMEKING MULTI SLOT	874541	12/30/01	15	1	2,600	(1,038)	1,562	403136	1
78452	GAMEKING MULTI SLOT	874527	12/30/01	13	1	2,600	(1,198)	1,402	403136	1
78462	GAMEKING MULTI SLOT	874572	12/30/01	15	1	2,600	(1,038)	1,562	403136	1
78489	FLAT TOP SLOT MACHINE	977105	12/30/01	15	1	3,900	(1,557)	2,343	403136	1
78491	FLAT TOP SLOT MACHINE	977107	12/30/01	15	1	3,900	(1,557)	2,343	403136	1
78496	FLAT TOP SLOT MACHINE	977112	12/30/01	15	1	3,900	(1,557)	2,343	403136	1
78497	FLAT TOP SLOT MACHINE	977113	12/30/01	15	1	3,900	(1,557)	2,343	403136	1
78498	FLAT TOP SLOT MACHINE	977114	12/30/01	15	1	3,900	(1,557)	2,343	403136	1
78499	FLAT TOP SLOT MACHINE	977115	12/30/01	15	1	3,900	(1,557)	2,343	403136	1
78502	FLAT TOP SLOT MACHINE	977118	12/30/01	15	1	3,900	(1,557)	2,343	403136	1
78516	FLAT TOP SLOT MACHINE	957607	12/30/01	15	1	3,900	(1,557)	2,343	403136	1
78554	CUSTOM BAR WORK		12/30/01	38	1	19,000	(2,991)	16,009	403136	1

			12/30/01	273	1	68,490	(22,913)	45,577		17
78477	UPRIGHT SLOT MACHINE	919148	12/30/01	18	1	5,900	(1,963)	3,937	403139	1
78533	UPRIGHT SLOT MACHINE	915481	12/30/01	18	1	5,900	(1,963)	3,937	403139	1
78535	UPRIGHT SLOT MACHINE	915484	12/30/01	18	1	5,900	(1,963)	3,937	403139	1
78536	UPRIGHT SLOT MACHINE	919146	12/30/01	18	1	5,900	(1,963)	3,937	403139	1

78539	UPRIGHT SLOT MACHINE	919168	12/30/01	18	1	5,900	(1,963)	3,937	403139	1
78542	UPRIGHT SLOT MACHINE	919171	12/30/01	18	1	5,900	(1,963)	3,937	403139	1
78543	UPRIGHT SLOT MACHINE	919172	12/30/01	18	1	5,900	(1,963)	3,937	403139	1

			12/30/01	126	1	41,300	(13,741)	27,559		7
77786	BARTOP SLOT MACHINE	586782	12/30/01	12	1	350	(175)	175	403141	1
78116	IGT SLOT MACH FLAT TOP	910783	12/30/01	12	1	800	(399)	401	403141	1
78307	IGT SLOT MACHINE FLAT TOP, M	948882	12/30/01	12	1	1,300	(648)	652	403141	1
78430	FLAT TOP SLOT MACHINE	969888	12/30/01	13	1	3,900	(1,797)	2,103	403141	1
78431	FLAT TOP SLOT MACHINE	969891	12/30/01	13	1	3,900	(1,797)	2,103	403141	1
78432	FLAT TOP SLOT MACHINE	969892	12/30/01	13	1	3,900	(1,797)	2,103	403141	1
78433	FLAT TOP SLOT MACHINE	969893	12/30/01	13	1	3,900	(1,797)	2,103	403141	1
78444	GAMEKING MULTI SLOT	874562	12/30/01	13	1	2,600	(1,198)	1,402	403141	1
78446	GAMEKING MULTI SLOT	874574	12/30/01	13	1	2,600	(1,198)	1,402	403141	1
78448	GAMEKING MULTI SLOT	874567	12/30/01	13	1	2,600	(1,198)	1,402	403141	1
78449	GAMEKING MULTI SLOT	874568	12/30/01	13	1	2,600	(1,198)	1,402	403141	1
78454	GAMEKING MULTI SLOT	874531	12/30/01	13	1	2,600	(1,198)	1,402	403141	1
78456	GAMEKING MULTI SLOT	874540	12/30/01	13	1	2,600	(1,198)	1,402	403141	1
78459	GAMEKING MULTI SLOT	874552	12/30/01	13	1	2,600	(1,198)	1,402	403141	1
78461	GAMEKING MULTI SLOT	874538	12/30/01	15	1	2,600	(1,038)	1,562	403141	1

			12/30/01	194	1	38,850	(17,833)	21,017		15
87689	REWORK BAR		12/30/01	40	1	20,000	(2,991)	17,009	403142	1
87690	FLAT TOP SLOT MACHINE	1013919	12/30/01	16	1	3,900	(1,461)	2,440	403142	1
87691	FLAT TOP SLOT MACHINE	1013920	12/30/01	16	1	3,900	(1,461)	2,440	403142	1
87692	FLAT TOP SLOT MACHINE	1013921	12/30/01	16	1	3,900	(1,461)	2,440	403142	1
87693	FLAT TOP SLOT MACHINE	1013922	12/30/01	16	1	3,900	(1,461)	2,440	403142	1
87694	FLAT TOP SLOT MACHINE	1013923	12/30/01	16	1	3,900	(1,461)	2,440	403142	1
87695	FLAT TOP SLOT MACHINE	1013924	12/30/01	16	1	3,900	(1,461)	2,440	403142	1
87696	FLAT TOP SLOT MACHINE	1013925	12/30/01	16	1	3,900	(1,461)	2,440	403142	1
87697	FLAT TOP SLOT MACHINE	1013926	12/30/01	16	1	3,900	(1,461)	2,440	403142	1
87698	FLAT TOP SLOT MACHINE	1013927	12/30/01	16	1	3,900	(1,461)	2,440	403142	1
87699	FLAT TOP SLOT MACHINE	1013928	12/30/01	16	1	3,900	(1,461)	2,440	403142	1

87700	FLAT TOP SLOT MACHINE	1013929	12/30/01	16	1	3,900	(1,461)	2,440	403142	1
87701	FLAT TOP SLOT MACHINE	1013930	12/30/01	16	1	3,900	(1,461)	2,440	403142	1
87703	FLAT TOP SLOT MACHINE	1013932	12/30/01	16	1	3,900	(1,461)	2,440	403142	1
87704	FLAT TOP SLOT MACHINE	1013933	12/30/01	16	1	3,900	(1,461)	2,440	403142	1
88057	FLAT TOP SLOT MACHINE	1013931	12/30/01	16	1	3,900	(1,461)	2,440	403142	1

			12/30/01	280	1	78,500	(24,898)	53,602		16
78072	IGT SLOT MACH BARTOP GAMEKIN	900206	12/30/01	19	1	720	(227)	493	403143	1
85535	UPRIGHT SLOT MACHINE	858836	12/30/01	17	1	3,500	(1,232)	2,268	403143	1
85538	UPRIGHT SLOT MACHINE	897855	12/30/01	17	1	3,500	(1,232)	2,268	403143	1
85540	UPRIGHT SLOT MACHINE	900271	12/30/01	17	1	3,500	(1,232)	2,268	403143	1
85543	UPRIGHT SLOT MACHINE	900275	12/30/01	17	1	3,500	(1,232)	2,268	403143	1
85544	UPRIGHT SLOT MACHINE	903906	12/30/01	17	1	3,500	(1,232)	2,268	403143	1
85549	UPRIGHT SLOT MACHINE	905574	12/30/01	17	1	3,500	(1,232)	2,268	403143	1

			12/30/01	121	1	21,720	(7,619)	14,101		7
78507	FLAT TOP SLOT MACHINE	917030	12/30/01	17	1	3,900	(1,373)	2,527	403144	1
78511	FLAT TOP SLOT MACHINE	917035	12/30/01	17	1	3,900	(1,373)	2,527	403144	1
88059	BAR REWORK		12/30/01	41	1	19,000	(2,773)	16,227	403144	1
88078	FLAT TOP SLOT MACHINE	1026019	12/30/01	17	1	4,000	(1,408)	2,592	403144	1
88079	FLAT TOP SLOT MACHINE	1026021	12/30/01	17	1	4,000	(1,408)	2,592	403144	1
88080	FLAT TOP SLOT MACHINE	1026011	12/30/01	17	1	4,000	(1,408)	2,592	403144	1
88081	FLAT TOP SLOT MACHINE	1026024	12/30/01	17	1	4,000	(1,408)	2,592	403144	1
88082	FLAT TOP SLOT MACHINE	1026027	12/30/01	17	1	4,000	(1,408)	2,592	403144	1
88083	FLAT TOP SLOT MACHINE	1026028	12/30/01	17	1	4,000	(1,408)	2,592	403144	1
88084	FLAT TOP SLOT MACHINE	1026014	12/30/01	17	1	4,000	(1,408)	2,592	403144	1
88085	FLAT TOP SLOT MACHINE	1026016	12/30/01	17	1	4,000	(1,408)	2,592	403144	1
88086	FLAT TOP SLOT MACHINE	1026013	12/30/01	17	1	4,000	(1,408)	2,592	403144	1
88087	FLAT TOP SLOT MACHINE	1026012	12/30/01	17	1	4,000	(1,408)	2,592	403144	1
88088	FLAT TOP SLOT MACHINE	1026010	12/30/01	17	1	4,000	(1,408)	2,592	403144	1
88089	FLAT TOP SLOT MACHINE	1026015	12/30/01	17	1	4,000	(1,408)	2,592	403144	1
88090	FLAT TOP SLOT MACHINE	1026017	12/30/01	17	1	4,000	(1,408)	2,592	403144	1

			12/30/01	296	1	78,800	(23,824)	54,976		16

88662	BAR TOP MUTLI DEMON COINLESS	1029222	12/30/01	18	1	4,000	(1,331)	2,669	403147	1
88663	BAR TOP MUTLI DEMON COINLESS	1029224	12/30/01	18	1	4,000	(1,331)	2,669	403147	1
88665	BAR TOP MUTLI DEMON COINLESS	1029228	12/30/01	18	1	4,000	(1,331)	2,669	403147	1
88667	BAR TOP MUTLI DEMON COINLESS	1029232	12/30/01	18	1	4,000	(1,331)	2,669	403147	1
88668	BAR TOP MUTLI DEMON COINLESS	1029234	12/30/01	18	1	4,000	(1,331)	2,669	403147	1
88669	BAR TOP MUTLI DEMON COINLESS	1029236	12/30/01	18	1	4,000	(1,331)	2,669	403147	1
88671	BAR TOP MUTLI DEMON COINLESS	1029240	12/30/01	18	1	4,000	(1,331)	2,669	403147	1
88672	BAR TOP MUTLI DEMON COINLESS	1029223	12/30/01	18	1	4,000	(1,331)	2,669	403147	1
88674	BAR TOP MUTLI DEMON COINLESS	1029227	12/30/01	18	1	4,000	(1,331)	2,669	403147	1
88677	BAR TOP MUTLI DEMON COINLESS	1029233	12/30/01	18	1	4,000	(1,331)	2,669	403147	1
88678	BAR TOP MUTLI DEMON COINLESS	1029235	12/30/01	18	1	4,000	(1,331)	2,669	403147	1
88679	BAR TOP MUTLI DEMON COINLESS	1029237	12/30/01	18	1	4,000	(1,331)	2,669	403147	1
88680	BAR TOP MUTLI DEMON COINLESS	1029239	12/30/01	18	1	4,000	(1,331)	2,669	403147	1
88681	BAR TOP MUTLI DEMON COINLESS	1029241	12/30/01	18	1	4,000	(1,331)	2,669	403147	1
94704	IGT EZPAY	1079840	12/30/01	26	1	7,000	(1,611)	5,389	403147	1

			12/30/01	278	1	63,000	(20,243)	42,757		15
92453	IGT GAME KING UPRIGHT	1059443	12/30/01	24	1	6,600	(1,645)	4,955	403151	1
92461	IGT GAME KING UPRIGHT	1059453	12/30/01	24	1	6,600	(1,645)	4,955	403151	1
92468	IGT GAME KING UPRIGHT	1059460	12/30/01	24	1	6,600	(1,645)	4,955	403151	1
92474	IGT GAME KING UPRIGHT	1059466	12/30/01	24	1	6,600	(1,645)	4,955	403151	1
92480	IGT GAME KING UPRIGHT	1059473	12/30/01	24	1	6,600	(1,645)	4,955	403151	1
92485	IGT GAME KING UPRIGHT	1059479	12/30/01	24	1	6,600	(1,645)	4,955	403151	1
92487	IGT GAME KING UPRIGHT	1059482	12/30/01	24	1	6,600	(1,645)	4,955	403151	1

			12/30/01	168	1	46,200	(11,518)	34,682		7

90488	IGT FLAT TOP W/ OBA BASE	1047822	12/30/01	30	1	6,700	(1,336)	5,364	403152	1
90489	IGT FLAT TOP W/IBA BASE	1047823	12/30/01	30	1	6,700	(1,336)	5,364	403152	1
90490	IGT FLAT TOP W/IBA BASE	1047824	12/30/01	30	1	6,700	(1,336)	5,364	403152	1
90491	IGT FLAT TOP W/IBA BASE	1047825	12/30/01	30	1	6,700	(1,336)	5,364	403152	1
90493	IGT FLAT TOP W/IBA BASE	1047827	12/30/01	30	1	6,700	(1,336)	5,364	403152	1
90494	IGT FLAT TOP W/IBA BASE	1047828	12/30/01	30	1	6,700	(1,336)	5,364	403152	1
90495	IGT FLAT TOP W/IBA BASE	1047829	12/30/01	30	1	6,700	(1,336)	5,364	403152	1
90497	IGT FLAT TOP W/IBA BASE	1047831	12/30/01	30	1	6,700	(1,336)	5,364	403152	1
90498	IGT FLAT TOP W/IBA BASE	1047832	12/30/01	30	1	6,700	(1,336)	5,364	403152	1
90502	IGT FLAT TOP W/IBA BASE	1047836	12/30/01	30	1	6,700	(1,336)	5,364	403152	1
90504	IGT FLAT TOP W/IBA BASE	1047838	12/30/01	30	1	6,700	(1,336)	5,364	403152	1
90505	IGT FLAT TOP W/IBA BASE	1047840	12/30/01	30	1	6,700	(1,336)	5,364	403152	1
90506	IGT FLAT TOP W/IBA BASE	1047842	12/30/01	30	1	6,700	(1,336)	5,364	403152	1
90507	IGT FLAT TOP W/IBA BASE	1047843	12/30/01	30	1	6,700	(1,336)	5,364	403152	1
90509	IGT FLAT TOP W/IBA BASE	1047846	12/30/01	30	1	6,700	(1,336)	5,364	403152	1
93318	60' BAR AND COCKTAIL STATION		12/30/01	48	1	16,000	(1,993)	14,007	403152	1

			12/30/01	510	1	116,500	(22,027)	94,473		17
77081	BAR REMODEL		12/30/01	38	1	7,000	(1,102)	5,898	403153	1
77082	BAR REMODEL		12/30/01	38	1	330	(52)	278	403153	1
77084	BAR REMODEL		12/30/01	40	1	1,900	(284)	1,616	403153	1
78106	IGT SLOT MACH FLAT TOP	910689	12/30/01	12	1	800	(399)	401	403153	1
78182	IGT SLOT MACH FLAT TOP W/IBA	917172	12/30/01	12	1	800	(399)	401	403153	1
78188	IGT SLOT MACH FLAT TOP W/IBA	917178	12/30/01	12	1	1,300	(648)	652	403153	1
78218	IGT SLOT MACH ID 13" FLAT TO	934948	12/30/01	12	1	1,300	(648)	652	403153	1
78223	IGT SLOT MACH ID-13" FLAT TO	934953	12/30/01	12	1	1,300	(648)	652	403153	1
78225	IGT SLOT MACH ID-13" FLAT TO	934955	12/30/01	12	1	1,300	(648)	652	403153	1
78360	EXTEND BACK BAR		12/30/01	31	1	3,900	(753)	3,147	403153	1
78361	BARTOP GAMEKINGS	953900	12/30/01	12	1	1,300	(648)	652	403153	1
78420	FLAT TOP SLOT MACHINE	971081	12/30/01	12	1	1,300	(648)	652	403153	1
78425	FLAT TOP SLOT MACHINE	971086	12/30/01	12	1	1,300	(648)	652	403153	1
78445	GAMEKING MULTI SLOT	874566	12/30/01	13	1	2,600	(1,198)	1,402	403153	1
78457	GAMEKING MULTI SLOT	874526	12/30/01	15	1	2,600	(1,038)	1,562	403153	1

90487	IGT FLAT TOP W/IBA BASE	1047821	12/30/01	22	1	4,000	(1,088)	2,912	403153	1
90496	IGT FLAT TOP W/IBA BASE	1047830	12/30/01	22	1	4,000	(1,088)	2,912	403153	1
90508	IGT FLAT TOP W/IBA BASE	1047844	12/30/01	22	1	4,000	(1,088)	2,912	403153	1
			12/30/01	349	1	41,030	(13,026)	28,004	18
78007	BARTOP	873672	12/30/01	17	1	690	(243)	447	403154	1
78022	IGT POKER	843514	12/30/01	17	1	500	(176)	324	403154	1
78026	FLAT TOP	840049	12/30/01	12	1	590	(294)	296	403154	1
78054	FLAT TOP	840036	12/30/01	12	1	590	(294)	296	403154	1
78083	IGT SLOT MACH FLAT TOP	COIN-900602	12/30/01	19	1	800	(252)	548	403154	1
78184	IGT SLOT MACH FLAT TOP W/IBA	917174	12/30/01	12	1	800	(399)	401	403154	1
78386	BARTOP GAMEKINGS	963379	12/30/01	12	1	1,300	(648)	652	403154	1
78437	GAMEKING MULTI SLOT	874555	12/30/01	13	1	2,600	(1,198)	1,402	403154	1
78492	FLAT TOP SLOT MACHINE	977108	12/30/01	19	1	6,500	(2,047)	4,453	403154	1
78500	FLAT TOP SLOT MACHINE	977116	12/30/01	19	1	6,500	(2,047)	4,453	403154	1
89677	CUSTOM BAR		12/30/01	44	1	14,000	(1,903)	12,097	403154	1

			12/30/01	196	1	34,870	(9,501)	25,369		11
92449	IGT GAME KING UPRIGHT	1059439	12/30/01	24	1	6,600	(1,645)	4,955	403156	1
92450	IGT GAME KING UPRIGHT	1059440	12/30/01	24	1	6,600	(1,645)	4,955	403156	1
92454	IGT GAME KING UPRIGHT	1059444	12/30/01	24	1	6,600	(1,645)	4,955	403156	1
92456	IGT GAME KING UPRIGHT	1059447	12/30/01	24	1	6,600	(1,645)	4,955	403156	1
92460	IGT GAME KING UPRIGHT	1059452	12/30/01	24	1	6,600	(1,645)	4,955	403156	1
92476	IGT GAME KING UPRIGHT	1059468	12/30/01	24	1	6,600	(1,645)	4,955	403156	1
92488	IGT GAME KING UPRIGHT	1059483	12/30/01	24	1	6,600	(1,645)	4,955	403156	1

			12/30/01	168	1	46,200	(11,518)	34,682		7
94608	IGT FLAT TOP WITH IBA BASE	1084732	12/30/01	26	1	6,800	(1,565)	5,235	403157	1
94611	IGT FLAT TOP WITH IBA BASE	1084735	12/30/01	26	1	6,800	(1,565)	5,235	403157	1
94612	IGT FLAT TOP WITH IBA BASE	1084736	12/30/01	26	1	6,800	(1,565)	5,235	403157	1
94614	IGT FLAT TOP WITH IBA BASE	1084738	12/30/01	26	1	6,800	(1,565)	5,235	403157	1
94616	IGT FLAT TOP WITH IBA BASE	1084740	12/30/01	26	1	6,800	(1,565)	5,235	403157	1
94617	IGT FLAT TOP WITH IBA BASE	1084741	12/30/01	26	1	6,800	(1,565)	5,235	403157	1
94618	IGT FLAT TOP WITH IBA BASE	1084742	12/30/01	26	1	6,800	(1,565)	5,235	403157	1
94620	IGT FLAT TOP WITH IBA BASE	1084744	12/30/01	26	1	6,800	(1,565)	5,235	403157	1
94622	IGT FLAT TOP WITH IBA BASE	1084746	12/30/01	26	1	6,800	(1,565)	5,235	403157	1
94625	IGT FLAT TOP WITH IBA BASE	1084749	12/30/01	26	1	6,800	(1,565)	5,235	403157	1

94627	IGT FLAT TOP WITH IBA BASE	1084751	12/30/01	26	1	6,800	(1,565)	5,235	403157	1
94639	IGT FLAT TOP WITH IBA BASE	1084763	12/30/01	26	1	6,800	(1,565)	5,235	403157	1
94642	IGT FLAT TOP WITH IBA BASE	1084766	12/30/01	26	1	6,800	(1,565)	5,235	403157	1
94649	IGT FLAT TOP WITH IBA BASE	1084773	12/30/01	26	1	6,800	(1,565)	5,235	403157	1
94650	IGT FLAT TOP WITH IBA BASE	1084774	12/30/01	26	1	6,800	(1,565)	5,235	403157	1
95828	BAR IMPROVEMENTS		12/30/01	52	1	2,800	(322)	2,478	403157	1

			12/30/01	442	1	104,800	(23,791)	81,009		16
94606	IGT FLAT TOP WITH IBA BASE	1084730	12/30/01	26	1	6,800	(1,565)	5,235	403158	1
94609	IGT FLAT TOP WITH IBA BASE	1084733	12/30/01	26	1	6,800	(1,565)	5,235	403158	1
94610	IGT FLAT TOP WITH IBA BASE	1084734	12/30/01	26	1	6,800	(1,565)	5,235	403158	1
94613	IGT FLAT TOP WITH IBA BASE	1084737	12/30/01	26	1	6,800	(1,565)	5,235	403158	1
94623	IGT FLAT TOP WITH IBA BASE	1084747	12/30/01	26	1	6,800	(1,565)	5,235	403158	1
94624	IGT FLAT TOP WITH IBA BASE	1084748	12/30/01	26	1	6,800	(1,565)	5,235	403158	1
94630	IGT FLAT TOP WITH IBA BASE	1084754	12/30/01	26	1	6,800	(1,565)	5,235	403158	1
94631	IGT FLAT TOP WITH IBA BASE	1084755	12/30/01	26	1	6,800	(1,565)	5,235	403158	1
94632	IGT FLAT TOP WITH IBA BASE	1084756	12/30/01	26	1	6,800	(1,565)	5,235	403158	1
94635	IGT FLAT TOP WITH IBA BASE	1084759	12/30/01	26	1	6,800	(1,565)	5,235	403158	1
94636	IGT FLAT TOP WITH IBA BASE	1084760	12/30/01	26	1	6,800	(1,565)	5,235	403158	1
94643	IGT FLAT TOP WITH IBA BASE	1084767	12/30/01	26	1	6,800	(1,565)	5,235	403158	1
94645	IGT FLAT TOP WITH IBA BASE	1084769	12/30/01	26	1	6,800	(1,565)	5,235	403158	1
94647	IGT FLAT TOP WITH IBA BASE	1084771	12/30/01	26	1	6,800	(1,565)	5,235	403158	1
94648	IGT FLAT TOP WITH IBA BASE	1084772	12/30/01	26	1	6,800	(1,565)	5,235	403158	1
97118	NEW BAR		12/30/01	53	1	27,000	(3,048)	23,952	403158	1

			12/30/01	443	1	129,000	(26,517)	102,483		16
95279	IGT GAME KING SLANT	1079226	12/30/01	27	1	7,900	(1,751)	6,149	403159	1
95281	IGT GAME KING SLANT	1079228	12/30/01	27	1	7,900	(1,751)	6,149	403159	1
95282	IGT GAME KING SLANT	1079229	12/30/01	27	1	7,900	(1,751)	6,149	403159	1
95283	IGT GAME KING SLANT	1079230	12/30/01	27	1	7,900	(1,751)	6,149	403159	1
95284	IGT GAME KING SLANT	1079231	12/30/01	27	1	7,900	(1,751)	6,149	403159	1
95290	IGT GAME KING SLANT	1079237	12/30/01	27	1	7,900	(1,751)	6,149	403159	1
95291	IGT GAME KING SLANT	1079238	12/30/01	27	1	7,900	(1,751)	6,149	403159	1

			12/30/01	189	1	55,300	(12,259)	43,041		7

92457	IGT GAME KING UPRIGHT	1059448	12/30/01	24	1	6,600	(1,645)	4,955	403160	1
92464	IGT GAME KING UPRIGHT	1059456	12/30/01	24	1	6,600	(1,645)	4,955	403160	1
93863	GAME KING UPRIGHT	1059446	12/30/01	25	1	6,600	(1,581)	5,019	403160	1
93864	GAME KING UPRIGHT	1059451	12/30/01	25	1	6,600	(1,581)	5,019	403160	1
93865	GAME KING UPRIGHT	1059471	12/30/01	25	1	6,600	(1,581)	5,019	403160	1
93866	GAME KING UPRIGHT	1059475	12/30/01	25	1	6,600	(1,581)	5,019	403160	1
93867	GAME KING UPRIGHT	1059481	12/30/01	25	1	6,600	(1,581)	5,019	403160	1

			12/30/01	173	1	46,200	(11,194)	35,006		7
90984	IGT BARTOP	1047848	12/30/01	22	1	4,000	(1,088)	2,912	403161	1
94607	IGT FLAT TOP WITH IBA BASE	1084731	12/30/01	26	1	6,800	(1,565)	5,235	403161	1
94615	IGT FLAT TOP WITH IBA BASE	1084739	12/30/01	26	1	6,800	(1,565)	5,235	403161	1
94619	IGT FLAT TOP WITH IBA BASE	1084743	12/30/01	26	1	6,800	(1,565)	5,235	403161	1
94621	IGT FLAT TOP WITH IBA BASE	1084745	12/30/01	26	1	6,800	(1,565)	5,235	403161	1
94626	IGT FLAT TOP WITH IBA BASE	1084750	12/30/01	26	1	6,800	(1,565)	5,235	403161	1
94628	IGT FLAT TOP WITH IBA BASE	1084752	12/30/01	26	1	6,800	(1,565)	5,235	403161	1
94629	IGT FLAT TOP WITH IBA BASE	1084753	12/30/01	26	1	6,800	(1,565)	5,235	403161	1
94633	IGT FLAT TOP WITH IBA BASE	1084757	12/30/01	26	1	6,800	(1,565)	5,235	403161	1
94634	IGT FLAT TOP WITH IBA BASE	1084758	12/30/01	26	1	6,800	(1,565)	5,235	403161	1
94637	IGT FLAT TOP WITH IBA BASE	1084761	12/30/01	26	1	6,800	(1,565)	5,235	403161	1
94638	IGT FLAT TOP WITH IBA BASE	1084762	12/30/01	26	1	6,800	(1,565)	5,235	403161	1
94640	IGT FLAT TOP WITH IBA BASE	1084764	12/30/01	26	1	6,800	(1,565)	5,235	403161	1
94641	IGT FLAT TOP WITH IBA BASE	1084765	12/30/01	26	1	6,800	(1,565)	5,235	403161	1
94644	IGT FLAT TOP WITH IBA BASE	1084768	12/30/01	26	1	6,800	(1,565)	5,235	403161	1
95800	78' BAR		12/30/01	52	1	22,000	(2,531)	19,469	403161	1

			12/30/01	438	1	121,200	(25,524)	95,676		16
78082	IGT SLOT MACH FLAT TOP	COIN-900601	12/30/01	19	1	800	(252)	548	403162	1
78084	IGT SLOT MACH FLAT TOP	COIN-900603	12/30/01	19	1	800	(252)	548	403162	1
78089	IGT SLOT MACH FLAT TOP	COIN-900608	12/30/01	19	1	800	(252)	548	403162	1
78090	IGT SLOT MACH FLAT TOP	COIN-900609	12/30/01	19	1	800	(252)	548	403162	1
78233	IGT SLOT MACH ID-13" FLAT TO	934963	12/30/01	12	1	1,300	(648)	652	403162	1
78447	GAMEKING MULTI SLOT	874549	12/30/01	13	1	2,600	(1,198)	1,402	403162	1
90982	IGT BARTOP	1047841	12/30/01	22	1	4,000	(1,088)	2,912	403162	1
90994	IGT BARTOP	1047858	12/30/01	22	1	4,000	(1,088)	2,912	403162	1

94646	IGT FLAT TOP WITH IBA BASE	1084770	12/30/01	26	1	6,800	(1,565)	5,235	403162	1
94701	IGT EZPAY	1079837	12/30/01	26	1	7,000	(1,611)	5,389	403162	1
94702	IGT EZPAY	1079838	12/30/01	26	1	7,000	(1,611)	5,389	403162	1
94703	IGT EZPAY	1079839	12/30/01	26	1	7,000	(1,611)	5,389	403162	1
94705	IGT EZPAY	1079841	12/30/01	26	1	7,000	(1,611)	5,389	403162	1
97652	Custom Front Bar		12/30/01	54	1	22,000	(2,437)	19,563	403162	1
98837	FLAT TOP WITH IBA BASE	1128590	12/30/01	32	1	6,800	(1,272)	5,528	403162	1
98852	FLAT TOP WITH IBA BASE	1128586	12/30/01	32	1	6,800	(1,272)	5,528	403162	1

			12/30/01	393	1	85,500	(18,018)	67,482		16
95501	GAME KING UPRIGHT	1096848	12/30/01	28	1	7,100	(1,517)	5,583	403163	1
95507	GAME KING UPRIGHT	1096846	12/30/01	28	1	7,100	(1,517)	5,583	403163	1
95509	GAME KING UPRIGHT	1096851	12/30/01	28	1	7,100	(1,517)	5,583	403163	1
95510	GAME KING UPRIGHT	1096852	12/30/01	28	1	7,100	(1,517)	5,583	403163	1
96835	GAME KING UPRIGHT	1103606	12/30/01	29	1	7,100	(1,465)	5,635	403163	1
96855	GAME KING UPRIGHT	1103626	12/30/01	29	1	7,100	(1,465)	5,635	403163	1
97018	GAME KING UPRIGHT	1103647	12/30/01	29	1	7,100	(1,465)	5,635	403163	1

			12/30/01	199	1	49,700	(10,462)	39,238		7

Item Number	Description	Serial Number	Date Depn	Life Months	Dep Met	Original Cost	Accum Deprec	NBV	Location	Number of M/c
92458	IGT GAME KING UPRIGHT	1059449	12/30/01	24	1	6,600	(1,645)	4,955	403164	1
92463	IGT GAME KING UPRIGHT	1059455	12/30/01	24	1	6,600	(1,645)	4,955	403164	1
92475	IGT GAME KING UPRIGHT	1059467	12/30/01	24	1	6,600	(1,645)	4,955	403164	1
92477	IGT GAME KING UPRIGHT	1059469	12/30/01	24	1	6,600	(1,645)	4,955	403164	1
92482	IGT GAME KING UPRIGHT	1059476	12/30/01	24	1	6,600	(1,645)	4,955	403164	1
92484	IGT GAME KING UPRIGHT	1059478	12/30/01	24	1	6,600	(1,645)	4,955	403164	1
92486	IGT GAME KING UPRIGHT	1059480	12/30/01	24	1	6,600	(1,645)	4,955	403164	1

			12/30/01	168	1	46,200	(11,518)	34,682		7
97503	FLAT TOP WITH IBA BASE	1109873	12/30/01	30	1	6,800	(1,356)	5,444	403165	1
97504	FLAT TOP WITH IBA BASE	1109874	12/30/01	30	1	6,800	(1,356)	5,444	403165	1
97505	FLAT TOP WITH IBA BASE	1109875	12/30/01	30	1	6,800	(1,356)	5,444	403165	1
97506	FLAT TOP WITH IBA BASE	1109876	12/30/01	30	1	6,800	(1,356)	5,444	403165	1
97515	FLAT TOP WITH IBA BASE	1109885	12/30/01	30	1	6,800	(1,356)	5,444	403165	1
97521	FLAT TOP WITH IBA BASE	1109891	12/30/01	30	1	6,800	(1,356)	5,444	403165	1
97524	FLAT TOP WITH IBA BASE	1109894	12/30/01	30	1	6,800	(1,356)	5,444	403165	1
97526	FLAT TOP WITH IBA BASE	1109896	12/30/01	30	1	6,800	(1,356)	5,444	403165	1
97527	FLAT TOP WITH IBA BASE	1109897	12/30/01	30	1	6,800	(1,356)	5,444	403165	1
97531	FLAT TOP WITH IBA BASE	1109901	12/30/01	30	1	6,800	(1,356)	5,444	403165	1
97532	FLAT TOP WITH IBA BASE	1109902	12/30/01	30	1	6,800	(1,356)	5,444	403165	1
97533	FLAT TOP WITH IBA BASE	1109903	12/30/01	30	1	6,800	(1,356)	5,444	403165	1
97539	FLAT TOP WITH IBA BASE	1109909	12/30/01	30	1	6,800	(1,356)	5,444	403165	1
97542	FLAT TOP WITH IBA BASE	1109912	12/30/01	30	1	6,800	(1,356)	5,444	403165	1
97547	FLAT TOP WITH IBA BASE	1109916	12/30/01	30	1	6,800	(1,356)	5,444	403165	1

			12/30/01	450	1	102,000	(20,333)	81,667		15
98832	BAR BUILDOUT		12/30/01	56	1	4,800	(513)	4,287	403166	1

			12/30/01	56	1	4,800	(513)	4,287		1
97119	NEW BAR		12/30/01	53	1	21,000	(2,371)	18,629	403168	1
97507	FLAT TOP WITH IBA BASE	1109877	12/30/01	30	1	6,800	(1,356)	5,444	403168	1
97509	FLAT TOP WITH IBA BASE	1109879	12/30/01	30	1	6,800	(1,356)	5,444	403168	1
97511	FLAT TOP WITH IBA BASE	1109881	12/30/01	30	1	6,800	(1,356)	5,444	403168	1
97513	FLAT TOP WITH IBA BASE	1109883	12/30/01	30	1	6,800	(1,356)	5,444	403168	1

97516	FLAT TOP WITH IBA BASE	1109886	12/30/01	30	1	6,800	(1,356)	5,444	403168	1
97518	FLAT TOP WITH IBA BASE	1109888	12/30/01	30	1	6,800	(1,356)	5,444	403168	1
97519	FLAT TOP WITH IBA BASE	1109889	12/30/01	30	1	6,800	(1,356)	5,444	403168	1
97520	FLAT TOP WITH IBA BASE	1109890	12/30/01	30	1	6,800	(1,356)	5,444	403168	1
97525	FLAT TOP WITH IBA BASE	1109895	12/30/01	30	1	6,800	(1,356)	5,444	403168	1
97529	FLAT TOP WITH IBA BASE	1109899	12/30/01	30	1	6,800	(1,356)	5,444	403168	1
97530	FLAT TOP WITH IBA BASE	1109900	12/30/01	30	1	6,800	(1,356)	5,444	403168	1
97534	FLAT TOP WITH IBA BASE	1109904	12/30/01	30	1	6,800	(1,356)	5,444	403168	1
97536	FLAT TOP WITH IBA BASE	1109906	12/30/01	30	1	6,800	(1,356)	5,444	403168	1
97538	FLAT TOP WITH IBA BASE	1109908	12/30/01	30	1	6,800	(1,356)	5,444	403168	1
97544	FLAT TOP WITH IBA BASE	1109914	12/30/01	30	1	6,800	(1,356)	5,444	403168	1
99515	SIGNAGE W/ METER/COMPUTER EQ		12/30/01	33	1	3,600	(653)	2,947	403168	1
99519	SIGNAGE W/ METER/COMPUTR EQU		12/30/01	33	1	3,600	(653)	2,947	403168	1

			12/30/01	569	1	130,200	(24,009)	106,191		18
72145	72' BAR		12/30/01	42	1	15,000	(2,136)	12,864	403169	1
78490	FLAT TOP SLOT MACHINE	977106	12/30/01	15	1	3,900	(1,557)	2,343	403169	1
78493	FLAT TOP SLOT MACHINE	977109	12/30/01	15	1	3,900	(1,557)	2,343	403169	1
78494	FLAT TOP SLOT MACHINE	977110	12/30/01	15	1	3,900	(1,557)	2,343	403169	1
78495	FLAT TOP SLOT MACHINE	977111	12/30/01	15	1	3,900	(1,557)	2,343	403169	1
78501	FLAT TOP SLOT MACHINE	977117	12/30/01	15	1	3,900	(1,557)	2,343	403169	1
78503	FLAT TOP SLOT MACHINE	977119	12/30/01	15	1	3,900	(1,557)	2,343	403169	1
78504	FLAT TOP SLOT MACHINE	917023	12/30/01	15	1	3,900	(1,557)	2,343	403169	1
78505	FLAT TOP SLOT MACHINE	917025	12/30/01	15	1	3,900	(1,557)	2,343	403169	1
78506	FLAT TOP SLOT MACHINE	917027	12/30/01	15	1	3,900	(1,557)	2,343	403169	1
78508	FLAT TOP SLOT MACHINE	917031	12/30/01	15	1	3,900	(1,557)	2,343	403169	1
78509	FLAT TOP SLOT MACHINE	917032	12/30/01	15	1	3,900	(1,557)	2,343	403169	1
78512	FLAT TOP SLOT MACHINE	917037	12/30/01	15	1	3,900	(1,557)	2,343	403169	1
78513	FLAT TOP SLOT MACHINE	917038	12/30/01	15	1	3,900	(1,557)	2,343	403169	1
78515	FLAT TOP SLOT MACHINE	921699	12/30/01	15	1	3,900	(1,557)	2,343	403169	1
78517	FLAT TOP SLOT MACHINE	957608	12/30/01	15	1	3,900	(1,557)	2,343	403169	1

			12/30/01	267	1	73,500	(25,485)	48,015		16
90145	FLAT TOP WITH BASE	1038693	12/30/01	30	1	6,700	(1,336)	5,364	403171	1
90148	FLAT TOP WITH BASE	1038696	12/30/01	30	1	6,700	(1,336)	5,364	403171	1
90149	FLAT TOP WITH BASE	1038697	12/30/01	30	1	6,700	(1,336)	5,364	403171	1
90150	FLAT TOP WITH BASE	1038698	12/30/01	30	1	6,700	(1,336)	5,364	403171	1
90151	FLAT TOP WITH BASE	1038699	12/30/01	30	1	6,700	(1,336)	5,364	403171	1
90152	FLAT TOP WITH BASE	1038700	12/30/01	30	1	6,700	(1,336)	5,364	403171	1
90153	FLAT TOP WITH BASE	1038701	12/30/01	30	1	6,700	(1,336)	5,364	403171	1
90155	FLAT TOP WITH BASE	1038704	12/30/01	30	1	6,700	(1,336)	5,364	403171	1
90156	FLAT TOP WITH BASE	1038705	12/30/01	30	1	6,700	(1,336)	5,364	403171	1
90157	FLAT TOP WITH BASE	1038706	12/30/01	30	1	6,700	(1,336)	5,364	403171	1
90158	FLAT TOP WITH BASE	1038707	12/30/01	30	1	6,700	(1,336)	5,364	403171	1
90159	FLAT TOP WITH BASE	1038708	12/30/01	30	1	6,700	(1,336)	5,364	403171	1
90160	FLAT TOP WITH BASE	1038709	12/30/01	30	1	6,700	(1,336)	5,364	403171	1
90163	FLAT TOP WITH BASE	1038692	12/30/01	30	1	6,700	(1,336)	5,364	403171	1
90164	FLAT TOP WITH BASE	1038703	12/30/01	30	1	6,700	(1,336)	5,364	403171	1
100419	MODIFY & RELAMINATE 95' OF		01/15/02	60	1	15,283	(1,523)	13,760	403171	1
101335	ISLAND CABINETS, LIQUOR DISPL		03/14/02	60	1	6,971	(481)	6,490	403171	1

			03/14/02	570	1	122,754	(22,038)	100,716		17
96853	GAME KING UPRIGHT	1103624	12/30/01	29	1	7,100	(1,465)	5,635	403172	1
96854	GAME KING UPRIGHT	1103625	12/30/01	29	1	7,100	(1,465)	5,635	403172	1
100080	SLOT STAND ASSEMBLY		01/08/02	36	1	209	(35)	174	403172	1
100081	SLOT STAND ASSEMBLY		01/08/02	36	1	209	(35)	174	403172	1
100082	SLOT STAND ASSEMBLY		01/08/02	36	1	209	(35)	174	403172	1
100083	SLOT STAND ASSEMBLY		01/08/02	36	1	209	(35)	174	403172	1
100084	SLOT STAND ASSEMBLY		01/08/02	36	1	209	(35)	174	403172	1
100085	SLOT STAND ASSEMBLY		01/08/02	36	1	209	(35)	174	403172	1
100086	SLOT STAND ASSEMBLY		01/08/02	36	1	209	(35)	174	403172	1
100434	GAME KING UPRIGHT—17"	1115689	01/08/02	36	1	8,494	(1,412)	7,082	403172	1
100438	GAME KING UPRIGHT—17"	1116237	01/08/02	36	1	8,494	(1,412)	7,082	403172	1

100458	GAME KING UPRIGHT—17"	1115724	01/08/02	36	1	8,494	(1,412)	7,082	403172	1
100460	GAME KING UPRIGHT—17"	1115732	01/08/02	36	1	8,494	(1,412)	7,082	403172	1
100461	GAME KING UPRIGHT—17"	1115733	01/08/02	36	1	8,494	(1,412)	7,082	403172	1

			01/08/02	490	1	58,135	(10,233)	47,902		14
96822	GAME KING UPRIGHT	1103593	12/30/01	29	1	7,100	(1,465)	5,635	403173	1
96827	GAME KING UPRIGHT	1103598	12/30/01	29	1	7,100	(1,465)	5,635	403173	1
96837	GAME KING UPRIGHT	1103608	12/30/01	29	1	7,100	(1,465)	5,635	403173	1
96849	GAME KING UPRIGHT	1103620	12/30/01	29	1	7,100	(1,465)	5,635	403173	1
96860	GAME KING UPRIGHT	1103631	12/30/01	29	1	7,100	(1,465)	5,635	403173	1
97006	GAME KING UPRIGHT	1103635	12/30/01	29	1	7,100	(1,465)	5,635	403173	1
100087	SLOT STAND ASSEMBLY		01/08/02	36	1	209	(35)	174	403173	1
100088	SLOT STAND ASSEMBLY		01/08/02	36	1	209	(35)	174	403173	1
100089	SLOT STAND ASSEMBLY		01/08/02	36	1	209	(35)	174	403173	1
100090	SLOT STAND ASSEMBLY		01/08/02	36	1	209	(35)	174	403173	1
100091	SLOT STAND ASSEMBLY		01/08/02	36	1	209	(35)	174	403173	1
100092	SLOT STAND ASSEMBLY		01/08/02	36	1	209	(35)	174	403173	1
100093	SLOT STAND ASSEMBLY		01/08/02	36	1	209	(35)	174	403173	1
100440	GAME KING UPRIGHT—17"	1115702	01/08/02	36	1	8,494	(1,412)	7,082	403173	1

			01/08/02	462	1	52,558	(10,446)	42,113		14
96833	GAME KING UPRIGHT	1103604	12/30/01	29	1	7,100	(1,465)	5,635	403174	1
97014	GAME KING UPRIGHT	1103643	12/30/01	29	1	7,100	(1,465)	5,635	403174	1
100094	SLOT STAND ASSEMBLY		01/08/02	36	1	209	(35)	174	403174	1
100095	SLOT STAND ASSEMBLY		01/08/02	36	1	209	(35)	174	403174	1
100096	SLOT STAND ASSEMBLY		01/08/02	36	1	209	(35)	174	403174	1
100097	SLOT STAND ASSEMBLY		01/08/02	36	1	209	(35)	174	403174	1
100098	SLOT STAND ASSEMBLY		01/08/02	36	1	209	(35)	174	403174	1
100099	SLOT STAND ASSEMBLY		01/08/02	36	1	209	(35)	174	403174	1
100100	SLOT STAND ASSEMBLY		01/08/02	36	1	209	(35)	174	403174	1
100431	GAME KING UPRIGHT—17"	1115712	01/08/02	36	1	8,494	(1,412)	7,082	403174	1
100433	GAME KING UPRIGHT—17"	1116230	01/08/02	36	1	8,494	(1,412)	7,082	403174	1

100442	GAME KING UPRIGHT—17"	1116214	01/08/02	36	1	8,494	(1,412)	7,082	403174	1
100456	GAME KING UPRIGHT—17"	1116223	01/08/02	36	1	8,494	(1,412)	7,082	403174	1
100457	GAME KING UPRIGHT—17"	1115723	01/08/02	36	1	8,494	(1,412)	7,082	403174	1

			01/08/02	490	1	58,135	(10,233)	47,902		14
95504	GAME KING UPRIGHT	1096844	12/30/01	28	1	7,100	(1,517)	5,583	403175	1
95506	GAME KING UPRIGHT	1096845	12/30/01	28	1	7,100	(1,517)	5,583	403175	1
95508	GAME KING UPRIGHT	1096847	12/30/01	28	1	7,100	(1,517)	5,583	403175	1
96830	GAME KING UPRIGHT	1103601	12/30/01	29	1	7,100	(1,465)	5,635	403175	1
96845	GAME KING UPRIGHT	1103616	12/30/01	29	1	7,100	(1,465)	5,635	403175	1
96861	GAME KING UPRIGHT	1103632	12/30/01	29	1	7,100	(1,465)	5,635	403175	1
97008	GAME KING UPRIGHT	1103637	12/30/01	29	1	7,100	(1,465)	5,635	403175	1
100101	SLOT STAND ASSEMBLY		01/08/02	36	1	209	(35)	174	403175	1
100102	SLOT STAND ASSEMBLY		01/08/02	36	1	209	(35)	174	403175	1
100103	SLOT STAND ASSEMBLY		01/08/02	36	1	209	(35)	174	403175	1
100104	SLOT STAND ASSEMBLY		01/08/02	36	1	209	(35)	174	403175	1
100105	SLOT STAND ASSEMBLY		01/08/02	36	1	209	(35)	174	403175	1
100106	SLOT STAND ASSEMBLY		01/08/02	36	1	209	(35)	174	403175	1
100107	SLOT STAND ASSEMBLY		01/08/02	36	1	209	(35)	174	403175	1

			01/08/02	452	1	51,164	(10,654)	40,510		14
77352	UPRIGHT SLOT MACHINE	179871	12/30/01	12	1	90	(45)	45	403176	1
77355	UPRIGHT SLOT MACHINE	180136	12/30/01	12	1	90	(45)	45	403176	1
77958	BARTOP SLOT MACHINE	846705	12/30/01	12	1	580	(289)	291	403176	1
77961	BARTOP SLOT MACHINE	846708	12/30/01	12	1	580	(289)	291	403176	1
78125	IGT SLOT MACH FLAT TOP	910792	12/30/01	12	1	800	(399)	401	403176	1
78186	IGT SLOT MACH FLAT TOP W/IBA	917176	12/30/01	12	1	800	(399)	401	403176	1
78224	IGT SLOT MACH ID-13" FLAT TO	934954	12/30/01	12	1	1,300	(648)	652	403176	1
78229	IGT SLOT MACH ID-13" FLAT TO	934959	12/30/01	12	1	1,300	(648)	652	403176	1
88091	FLAT TOP SLOT MACHINE	1026018	12/30/01	17	1	4,000	(1,408)	2,592	403176	1
88092	FLAT TOP SLOT MACHINE	1026020	12/30/01	17	1	4,000	(1,408)	2,592	403176	1
88093	FLAT TOP SLOT MACHINE	1026022	12/30/01	17	1	4,000	(1,408)	2,592	403176	1

88094	FLAT TOP SLOT MACHINE	1026026	12/30/01	17	1	4,000	(1,408)	2,592	403176	1
88095	FLAT TOP SLOT MACHINE	1026023	12/30/01	17	1	4,000	(1,408)	2,592	403176	1
88096	FLAT TOP SLOT MACHINE	1026025	12/30/01	17	1	4,000	(1,408)	2,592	403176	1
88097	FLAT TOP SLOT MACHINE	1026029	12/30/01	17	1	4,000	(1,408)	2,592	403176	1
98845	FLAT TOP WITH IBA BASE	1128591	12/30/01	33	1	6,800	(1,233)	5,567	403176	1
101981	FLAT TOP W/ IBA BASE	1170202	06/06/02	36	1	7,890	—	7,890	403176	1

			06/06/02	284	1	48,230	(13,852)	34,378		17
77365	UPRIGHT SLOT MACHINE	182431	12/30/01	12	1	90	(45)	45	403177	1
77379	UPRIGHT SLOT MACHINE	184284	12/30/01	12	1	90	(45)	45	403177	1
77683	BARTOP SLOT MACHINE	562004	12/30/01	12	1	280	(140)	140	403177	1
77696	BARTOP SLOT MACHINE	562017	12/30/01	12	1	280	(140)	140	403177	1
77960	BARTOP SLOT MACHINE	846707	12/30/01	12	1	580	(289)	291	403177	1
78111	IGT SLOT MACH FLAT TOP	910694	12/30/01	12	1	800	(399)	401	403177	1
78309	IGT SLOT MACHINE FLAT TOP, M	948861	12/30/01	12	1	1,300	(648)	652	403177	1
78419	FLAT TOP SLOT MACHINE	971080	12/30/01	12	1	1,300	(648)	652	403177	1
78421	FLAT TOP SLOT MACHINE	971082	12/30/01	12	1	1,300	(648)	652	403177	1
78422	FLAT TOP SLOT MACHINE	971083	12/30/01	12	1	1,300	(648)	652	403177	1
78423	FLAT TOP SLOT MACHINE	971084	12/30/01	12	1	1,300	(648)	652	403177	1
78424	FLAT TOP SLOT MACHINE	971085	12/30/01	12	1	1,300	(648)	652	403177	1
78510	FLAT TOP SLOT MACHINE	917033	12/30/01	17	1	3,900	(1,373)	2,527	403177	1
90492	IGT FLAT TOP W/IBA BASE	1047826	12/30/01	30	1	6,700	(1,336)	5,364	403177	1
90985	IGT BARTOP	1047849	12/30/01	22	1	4,000	(1,088)	2,912	403177	1
90992	IGT BARTOP	1047856	12/30/01	22	1	4,000	(1,088)	2,912	403177	1
90998	IGT BARTOP	1047862	12/30/01	22	1	4,000	(1,088)	2,912	403177	1
98567	SIGNAGE W/ METER/COMPUTER EQ		12/30/01	31	1	3,600	(695)	2,905	403177	1

			12/30/01	288	1	36,120	(11,614)	24,506		18
77003	PROGRESSIVE MACHINE SIGN		12/30/01	12	1	950	(474)	476	404100	1
77069	REFRIGERATOR—RENO OFFICE		12/30/01	22	1	120	(33)	87	404100	1
77071	LATERAL FILE 4 DWR-RENO OFFI		12/30/01	26	1	230	(53)	177	404100	1
77160	1830202OIN WRAPPER	607002	12/30/01	12	1	4,300	(2,144)	2,156	404100	1
77162	COPIER COLOR HP210 Reno Office	C5302A#ABA	12/30/01	15	1	440	(176)	264	404100	1

77297	VIDEO RECORDER(CCTV)		12/30/01	12	1	250	(125)	125	404100	1
77306	SECURITY CAMERAS/RENO OFFICE		12/30/01	12	1	1,500	(748)	752	404100	1
77314	JETSCAN BILL SORTER/RENO		12/30/01	16	1	3,000	(1,123)	1,877	404100	1
77428	UPRIGHT SLOT MACHINE	208860	12/30/01	12	1	130	(65)	65	404100	1
77435	UPRIGHT SLOT MACHINE	209394	12/30/01	12	1	—	—	—	404100	1
77440	UPRIGHT SLOT MACHINE	209424	12/30/01	12	1	130	(65)	65	404100	1
77441	UPRIGHT SLOT MACHINE	209425	12/30/01	12	1	130	(65)	65	404100	1
77448	UPRIGHT SLOT MACHINE	209450	12/30/01	12	1	130	(65)	65	404100	1
77582	UPRIGHT SLOT MACHINE	531203	12/30/01	12	1	—	—	—	404100	1
77587	BARTOP SLOT MACHINE	532676	12/30/01	12	1	280	(140)	140	404100	1
77593	BARTOP SLOT MACHINE	532688	12/30/01	12	1	—	—	—	404100	1
77594	BARTOP SLOT MACHINE	532692	12/30/01	12	1	—	—	—	404100	1
77654	BARTOP SLOT MACHINE	535607	12/30/01	12	1	—	—	—	404100	1
77655	BARTOP SLOT MACHINE	535608	12/30/01	12	1	—	—	—	404100	1
77657	BARTOP SLOT MACHINE	535610	12/30/01	12	1	—	—	—	404100	1
77658	BARTOP SLOT MACHINE	535611	12/30/01	12	1	280	(140)	140	404100	1
77660	BARTOP SLOT MACHINE	556114	12/30/01	12	1	520	(259)	261	404100	1
77679	BARTOP SLOT MACHINE	562000	12/30/01	12	1	280	(140)	140	404100	1
77680	BARTOP SLOT MACHINE	562001	12/30/01	12	1	280	(140)	140	404100	1
77684	BARTOP SLOT MACHINE	562005	12/30/01	12	1	—	—	—	404100	1
77711	BARTOP SLOT MACHINE	562032	12/30/01	12	1	—	—	—	404100	1
77717	UPRIGHT SLOT MACHINE	562384	12/30/01	12	1	—	—	—	404100	1
77719	UPRIGHT SLOT MACHINE	565843	12/30/01	12	1	—	—	—	404100	1
77720	UPRIGHT SLOT MACHINE	565845	12/30/01	12	1	—	—	—	404100	1
77721	UPRIGHT SLOT MACHINE	565848	12/30/01	12	1	—	—	—	404100	1
77722	UPRIGHT SLOT MACHINE	565854	12/30/01	12	1	—	—	—	404100	1
77723	UPRIGHT SLOT MACHINE	565858	12/30/01	12	1	—	—	—	404100	1
77724	UPRIGHT SLOT MACHINE	565864	12/30/01	12	1	—	—	—	404100	1
77725	UPRIGHT SLOT MACHINE	565872	12/30/01	12	1	—	—	—	404100	1

77726	UPRIGHT SLOT MACHINE	565873	12/30/01	12	1	—	—	—	404100	1
77727	UPRIGHT SLOT MACHINE	565874	12/30/01	12	1	240	(120)	120	404100	1
77728	UPRIGHT SLOT MACHINE	565875	12/30/01	12	1	—	—	—	404100	1
77729	UPRIGHT SLOT MACHINE	565893	12/30/01	12	1	—	—	—	404100	1
77730	UPRIGHT SLOT MACHINE	565894	12/30/01	12	1	—	—	—	404100	1
77731	UPRIGHT SLOT MACHINE	565895	12/30/01	12	1	—	—	—	404100	1
77732	UPRIGHT SLOT MACHINE	565896	12/30/01	12	1	—	—	—	404100	1
77733	BARTOP SLOT MACHINE	566817	12/30/01	12	1	—	—	—	404100	1
77734	BARTOP SLOT MACHINE	566821	12/30/01	12	1	—	—	—	404100	1
77738	BARTOP SLOT MACHINE	566829	12/30/01	12	1	—	—	—	404100	1
77739	BARTOP SLOT MACHINE	566833	12/30/01	12	1	280	(140)	140	404100	1
77740	BARTOP SLOT MACHINE	566837	12/30/01	12	1	—	—	—	404100	1
77745	BARTOP SLOT MACHINE	566847	12/30/01	12	1	—	—	—	404100	1
77748	BARTOP SLOT MACHINE	566850	12/30/01	12	1	—	—	—	404100	1
77750	BARTOP SLOT MACHINE	567363	12/30/01	12	1	—	—	—	404100	1
77753	BARTOP SLOT MACHINE	568341	12/30/01	12	1	—	—	—	404100	1
77756	BARTOP SLOT MACHINE	568344	12/30/01	12	1	—	—	—	404100	1
77790	BARTOP SLOT MACHINE	586792	12/30/01	12	1	—	—	—	404100	1
77797	BARTOP SLOT MACHINE	586823	12/30/01	12	1	—	—	—	404100	1
77812	BARTOP SLOT MACHINE	758036	12/30/01	12	1	360	(180)	180	404100	1
77813	BARTOP SLOT MACHINE	758041	12/30/01	12	1	—	—	—	404100	1
77876	SLOT MACHINE	766299	12/30/01	12	1	360	(180)	180	404100	1
77879	BARTOP SLOT MACHINE	766317	12/30/01	12	1	—	—	—	404100	1
77882	BARTOP SLOT MACHINE	766320	12/30/01	12	1	—	—	—	404100	1
77888	BARTOP SLOT MACHINE	766326	12/30/01	12	1	—	—	—	404100	1
77889	BARTOP SLOT MACHINE	766327	12/30/01	12	1	—	—	—	404100	1
77896	BARTOP SLOT MACHINE	766336	12/30/01	12	1	—	—	—	404100	1
77899	BARTOP SLOT MACHINE	766343	12/30/01	12	1	360	(180)	180	404100	1
77900	BARTOP SLOT MACHINE	766344	12/30/01	12	1	—	—	—	404100	1
77925	BARTOP SLOT MACHINE	783148	12/30/01	12	1	—	—	—	404100	1

77938	BARTOP SLOT MACHINE	790784	12/30/01	12	1	—	—	—	404100	1
77946	BARTOP SLOT MACHINE	790795	12/30/01	12	1	—	—	—	404100	1
77948	BARTOP SLOT MACHINE	790804	12/30/01	12	1	530	(264)	266	404100	1
77977	UPRIGHT SLOT MACHINE	V950502610	12/30/01	12	1	—	—	—	404100	1
77978	UPRIGHT SLOT MACHINE	V950502611	12/30/01	12	1	—	—	—	404100	1
77985	SLANTTOP SLOT MACHINE	V950805069	12/30/01	12	1	—	—	—	404100	1
77986	SLANTTOP SLOT MACHINE	V950905601	12/30/01	12	1	—	—	—	404100	1
77991	SLANTTOP SLOT MACHINE	V960200674	12/30/01	14	1	—	—	—	404100	1
77994	SLANTTOP SLOT MACHINE	V960200712	12/30/01	12	1	310	(155)	155	404100	1
78013	IGT POKER	535832	12/30/01	17	1	500	(176)	324	404100	1
78028	FLAT TOP	866516	12/30/01	12	1	530	(264)	266	404100	1
78033	FLAT TOP	866521	12/30/01	12	1	550	(274)	276	404100	1
78034	FLAT TOP	866522	12/30/01	12	1	—	—	—	404100	1
78095	IGT SLOT MACH FLAT TOP	901508	12/30/01	12	1	—	—	—	404100	1
78096	IGT SLOT MACH FLAT TOP	901509	12/30/01	12	1	700	(349)	351	404100	1
78098	IGT SLOT MACH FLAT TOP	901511	12/30/01	12	1	700	(349)	351	404100	1
78160	IGT SLOT MACH UPRIGHT	920573	12/30/01	12	1	1,200	(598)	602	404100	1
78162	IGT SLOT MACH UPRIGHT	920587	12/30/01	12	1	720	(359)	361	404100	1
78276	2 Controllers and (2) 1x2 Me Security Reno		12/30/01	12	1	550	(274)	276	404100	1
78281	VIEWING STATION Security Reno		12/30/01	12	1	890	(444)	446	404100	1
78288	GAMEMAKER (VWOG)	V980514675	12/30/01	12	1	1,500	(748)	752	404100	1
78290	GAMEMAKER (VWOG)	V980514678	12/30/01	12	1	—	—	—	404100	1
78326	UPRIGHT SLOT MACHINE	952500	12/30/01	21	1	5,900	(1,680)	4,220	404100	1
78334	UPRIGHT SLOT MACHINE	952508	12/30/01	24	1	5,900	(1,471)	4,429	404100	1
78353	UPRIGHT SLOT MACHINE	952527	12/30/01	24	1	5,900	(1,471)	4,429	404100	1
78354	UPRIGHT SLOT MACHINE	952528	12/30/01	23	1	5,900	(1,536)	4,364	404100	1
78379	Gary Built Computer A/P		12/30/01	12	1	360	(180)	180	404100	1
78388	Gary Built Computer A/P		12/30/01	12	1	530	(264)	266	404100	1
78552	CUSTOM BAR WORK		12/30/01	16	1	5,400	(2,022)	3,378	404100	1
88065	BARTOP MACHINES	V950805193	12/30/01	17	1	250	(88)	162	404100	1
88098	BALLY'S TRIAL	V941205757	12/30/01	12	1	130	(65)	65	404100	1
88688	GLORY CURRENCY SORTER		12/30/01	18	1	36,000	(11,978)	24,022	404100	1
95294	IGT COINLESS	808563	12/30/01	27	1	—	—	—	404100	1

95295	IGT COINLESS	808577	12/30/01	27	1	—	—	—	404100	1
95296	IGT COINLESS	808571	12/30/01	27	1	1,700	(377)	1,323	404100	1
95297	IGT COINLESS	808556	12/30/01	27	1	—	—	—	404100	1
95298	IGT COINLESS	808565	12/30/01	27	1	—	—	—	404100	1
95299	IGT COINLESS	808561	12/30/01	27	1	—	—	—	404100	1
95300	IGT COINLESS	808557	12/30/01	27	1	—	—	—	404100	1
98826	RADIOS FOR DISPATCH		12/30/01	56	1	4,700	(502)	4,198	404100	1
98838	FLAT TOP WITH IBA BASE	1128596	12/30/01	33	1	6,800	(1,233)	5,567	404100	1
98842	FLAT TOP WITH IBA BASE	1128573	12/30/01	33	1	6,800	(1,233)	5,567	404100	1
98846	FLAT TOP WITH IBA BASE	1128597	12/30/01	33	1	6,800	(1,233)	5,567	404100	1
98847	FLAT TOP WITH IBA BASE	1128603	12/30/01	32	1	6,800	(1,272)	5,528	404100	1
98849	FLAT TOP WITH IBA BASE	1128615	12/30/01	32	1	6,800	(1,272)	5,528	404100	1
98850	FLAT TOP WITH IBA BASE	1128574	12/30/01	33	1	6,800	(1,233)	5,567	404100	1
98853	FLAT TOP WITH IBA BASE	1128592	12/30/01	32	1	6,800	(1,272)	5,528	404100	1
98855	FLAT TOP WITH IBA BASE	1128604	12/30/01	32	1	6,800	(1,272)	5,528	404100	1
98862	FLAT TOP WITH IBA BASE	1128605	12/30/01	32	1	6,800	(1,272)	5,528	404100	1
98867	FLAT TOP WITH IBA BASE	1128594	12/30/01	32	1	6,800	(1,272)	5,528	404100	1
98869	FLAT TOP WITH IBA BASE	1128606	12/30/01	32	1	6,800	(1,272)	5,528	404100	1
98870	FLAT TOP WITH IBA BASE	1128612	12/30/01	33	1	6,800	(1,233)	5,567	404100	1
98873	FLAT TOP WITH IBA BASE	1128589	12/30/01	33	1	6,800	(1,233)	5,567	404100	1
98875	FLAT TOP WITH IBA BASE	1128601	12/30/01	32	1	6,800	(1,272)	5,528	404100	1
101336	FORD EXPLORER 2002, 4X4	VIN# 1FMZU73E2YUB43902	03/04/02	60	1	18,639	(1,286)	17,353	404100	1
101776	2000 Ford Explorer	1FMZU73E4YUB43898	04/01/02	60	1	18,639	(929)	17,710	404100	1
101950	17" IGT GAMEKING UPRIGHT	1167928	05/15/02	36	0	8,320	—	8,320	404100	1
101951	17" IGT GAMEKING UPRIGHT	1167929	05/15/02	36	0	8,320	—	8,320	404100	1
101953	17" IGT GAMEKING UPRIGHT	1167937	05/15/02	36	0	8,320	—	8,320	404100	1
101954	17" IGT GAMEKING UPRIGHT	1167936	05/15/02	36	0	8,320	—	8,320	404100	1
101955	17" IGT GAMEKING UPRIGHT	1167930	05/15/02	36	0	8,320	—	8,320	404100	1
101956	17" IGT GAMEKING UPRIGHT	1167931	05/15/02	36	0	8,320	—	8,320	404100	1
101957	17" IGT GAMEKING UPRIGHT	1167932	05/15/02	36	0	8,320	—	8,320	404100	1
101958	17" IGT GAMEKING UPRIGHT	1167935	05/15/02	36	0	8,320	—	8,320	404100	1
101959	17" IGT GAMEKING UPRIGHT	1167934	05/15/02	36	0	8,320	—	8,320	404100	1

101960	17" IGT GAMEKING UPRIGHT	1167933	05/15/02	36	0	8,320	—	8,320	404100	1
102300	17" GAME KING UPRIGHT, IGT	1173036	07/06/02	36	0	8,320	—	8,320	404100	1
102301	17" GAME KING UPRIGHT, IGT	1173037	07/06/02	36	0	8,320	—	8,320	404100	1
102302	17" GAME KING UPRIGHT, IGT	1173038	07/06/02	36	0	8,320	—	8,320	404100	1
102303	17" GAME KING UPRIGHT, IGT	1173039	07/06/02	36	0	8,320	—	8,320	404100	1

	NORTH OPERATIONS		07/06/02	3,210	0	344,853	(52,426)	292,427		145
77263	97 FORD ESCORT	1FALP10P3VW248202	12/30/01	12	1	404120	1
77265	97 TOYOTA TERCEL 2DR CORAL	VIN# JT2AC52L9V0224559	12/30/01	12	1	3,200	(1,596)	1,604	404120	1
77270	1997 CHEVY BLAZER 4DR	1GNDT13W9VK214924	12/30/01	12	1	5,800	(2,892)	2,908	404120	1
78253	1999 Chevrolet Cavalier 4 Dr	1G1JC5247X7233280	12/30/01	28	1	7,000	(1,495)	5,505	404120	1
78390	1999 Chevrolet Cavalier	1G1JC1240X7192905	12/30/01	34	1	6,000	(1,056)	4,944	404120	1
78391	2000 Chevrolet Cavalier	1G1JC1244Y7133535	12/30/01	12	1	6,500	(3,241)	3,259	404120	1
78395	2000 S10 CHEVY PICKUP	1GCCS1943Y8131018	12/30/01	12	1	8,500	(4,238)	4,262	404120	1
78518	2000 CAVALIER 2DR COUPE	1G1JC1246Y7213970	12/30/01	12	1	9,400	(4,687)	4,713	404120	1
78525	2000 CAVALIER 2DR COUPE	1G1JC1249Y7127696	12/30/01	13	1	9,500	(4,377)	5,123	404120	1
78526	2000 CAVALIER 2DR COUPE	1G1JC1241Y7127322	12/30/01	13	1	9,500	(4,377)	5,123	404120	1
88075	2000 CHEVROLET 2DR CAVALIER	1G1JC124XY7369784	12/30/01	17	1	9,500	(3,344)	6,156	404120	1
88077	2000 CHEVROLET 2DR CAVALIER	1GIJC242Y7377538	12/30/01	17	1	9,500	(3,344)	6,156	404120	1
89431	2000 CHEV CAVALIER	1G1JC1249Y7367959	12/30/01	19	1	9,500	(2,991)	6,509	404120	1
89432	2000 CHEV CAVALIER	1G1JC1248Y736975	12/30/01	19	1	9,500	(2,991)	6,509	404120	1
91004	COMPUTER MONITOR ANALYZER		12/30/01	22	1	2,000	(544)	1,456	404120	1
91786	SC3100 WAVEFORM ANALYZER		12/30/01	23	1	1,700	(443)	1,257	404120	1
93304	2001 CAVALIER	1G1JC124617131484	12/30/01	24	1	13,000	(3,241)	9,759	404120	1
93305	2001 CAVALIER	1G1JC124617111039	12/30/01	24	1	13,000	(3,241)	9,759	404120	1
94215	2001 CHEVROLET CAVALIER	1G1JC124917130362	12/30/01	25	1	12,000	(2,874)	9,126	404120	1
94533	2001 CHEVY CAVALIER	1G1JC124417194941	12/30/01	26	1	12,000	(2,761)	9,239	404120	1
95799	2001 CHEVROLET CAVALIER	1G1JC124317283089	12/30/01	28	1	12,000	(2,563)	9,437	404120	1
97771	ID TESTER VISION BASE&MONITO		12/30/01	54	1	5,300	(587)	4,713	404120	1
98374	2000 FORD TAURUS	VIN# 1FAFP55U3YA272049	12/30/01	55	1	12,000	(1,305)	10,695	404120	1
98375	2001 CHEVY CAVALIER	VIN# 1G1JC524217146913	12/30/01	55	1	9,900	(1,077)	8,823	404120	1
98551	2000 CHEVY ASTRO	VIN#16NOM19W1UB131030	12/30/01	55	1	16,000	(1,741)	14,259	404120	1

	SERVICE		12/30/01	623	1	212,300	(61,009)	151,291		25

78357	BRANDT 2800 CURRENCY COUNTER	BW0426	12/30/01	12	1	4,400	(2,194)	2,206	404140	1
91005	GLORY CURRENCY SORTMASTER		12/30/01	46	1	10,000	(1,300)	8,700	404140	1
98552	GLORY TABLE TOP SORTER		12/30/01	55	1	43,000	(4,678)	38,322	404140	1

	VAULT		12/30/01	201	1	57,400	(8,172)	49,228		4
78254	1999 Chevrolet Astro Cargo E	1GCDM19W5XB118837	12/30/01	28	1	10,000	(2,136)	7,864	404150	1
88076	2000 CHEVROLET CARGO VAN	1GCDM19W54B141617	12/30/01	40	1	14,000	(2,094)	11,906	404150	1
91741	1997 CHEVY ASTRO VAN	1GTDM152XNB519460	12/30/01	12	1	4,400	(2,194)	2,206	404150	1
93303	2001 ASTRO VAN	1GCDM19W21B113814	12/30/01	48	1	18,000	(2,242)	15,758	404150	1
94872	1998 CHEVROLET ASTRO VAN	1GCDM19WOWB209870	12/30/01	27	1	14,000	(3,104)	10,896	404150	1
94873	1998 CHEVROLET ASTRO VAN	1GCDM19W4WB210164	12/30/01	27	1	14,000	(3,104)	10,896	404150	1
97116	2000 CHEVY ASTRO VAN	1GCDL19W3YB214406	12/30/01	53	1	20,000	(2,258)	17,742	404150	1

	COLLECTORS		12/30/01	235	1	94,400	(17,131)	77,269		7
76891	2" TRI COLOR DBL PROGR		12/30/01	12	1	100	(50)	50	407010	1
76892	2" TRI COLOR DBL PROGR		12/30/01	12	1	100	(50)	50	407010	1
76893	2" TRI COLOR DBL PROGR		12/30/01	12	1	100	(50)	50	407010	1
76894	2" TRI COLOR PROGR		12/30/01	12	1	100	(50)	50	407010	1
76895	2" TRI COLOR PROGR		12/30/01	12	1	100	(50)	50	407010	1
76896	2" TRI COLOR PROGR		12/30/01	12	1	100	(50)	50	407010	1
76897	2" TRI COLOR PROGR		12/30/01	12	1	100	(50)	50	407010	1
76898	2" TRI COLOR DBL PROGR		12/30/01	12	1	100	(50)	50	407010	1
76899	2" TRI COLOR PROGR		12/30/01	12	1	100	(50)	50	407010	1
76900	2" TRI COLOR PROGR		12/30/01	12	1	100	(50)	50	407010	1
76901	2" TRI COLOR PROGR		12/30/01	12	1	100	(50)	50	407010	1
76902	2" TRI COLOR PROGR		12/30/01	12	1	100	(50)	50	407010	1
76903	2" TRI COLOR PROGR		12/30/01	12	1	100	(50)	50	407010	1
76904	2" TRI COLOR PROGR		12/30/01	12	1	100	(50)	50	407010	1
76905	2" TRI COLOR PROGR		12/30/01	12	1	100	(50)	50	407010	1
76906	2" TRI COLOR PROGR		12/30/01	12	1	100	(50)	50	407010	1
76907	2" TRI COLOR PROGR		12/30/01	12	1	100	(50)	50	407010	1
76908	3" MESSAGE DISPLY BD		12/30/01	12	1	60	(30)	30	407010	1

76909	3" READER BD	12/30/01	12	1	60	(30)	30	407010	1
76910	2" TRI COLOR 60" LENGTH	12/30/01	12	1	70	(35)	35	407010	1
76911	2"X60" TRI COLOR MSG DISP	12/30/01	12	1	70	(35)	35	407010	1
77001	SIGN/PROGRESSIVE METERS	12/30/01	12	1	280	(140)	140	407010	1
77002	CONTROLLER SIGNS	12/30/01	12	1	150	(75)	75	407010	1
77004	CREDENZA Gary Rieger	12/30/01	12	1	120	(60)	60	407010	1
77005	OAK DESK Gary Rieger	12/30/01	12	1	120	(60)	60	407010	1
77006	CREDENZA-rplcs #030000000300 Gary Rieger	12/30/01	12	1	160	(80)	80	407010	1
77007	EXECUTIVE DESK Deb Nolfi	12/30/01	12	1	160	(80)	80	407010	1
77009	SAFE	12/30/01	12	1	140	(70)	70	407010	1
77010	OAK DESK Kathy Lackens	12/30/01	12	1	130	(65)	65	407010	1
77015	EXECUTIVE DESK John Horstdaniel	12/30/01	12	1	120	(60)	60	407010	1
77016	CREDENZA John Horstdaniel	12/30/01	12	1	130	(65)	65	407010	1
77020	SECRETARIAL DESK (GLENNA) Dominic Licata	12/30/01	12	1	130	(65)	65	407010	1
77023	ANDERSON DESK (SUZY) Gloria Good	12/30/01	12	1	140	(70)	70	407010	1
77024	CREDENZA 22*72 (SUZY) Gloria Good	12/30/01	12	1	120	(60)	60	407010	1
77025	SMITHS CABINETS (IN SRVC 7/1]	12/30/01	12	1	330	(165)	165	407010	1
77036	USED CANN #23 METAL SAFE-WHS	12/30/01	12	1	320	(160)	160	407010	1
77037	CUSTOM OFFICE FURN DESK (SUZ Gloria Good	12/30/01	12	1	290	(145)	145	407010	1
77039	SIX DRAWER MONEY BANK—SMIT	12/30/01	12	1	410	(204)	206	407010	1
77040	SIX DRAWER MONEY BANK—SMIT	12/30/01	12	1	410	(204)	206	407010	1
77041	WW GRAINGER PAINT CABINET	12/30/01	12	1	160	(80)	80	407010	1
77044	KEY CONTROL VAULT Dispatch	12/30/01	12	1	240	(120)	120	407010	1
77045	10 DRAWER MONEY BANK (14)	12/30/01	12	1	9,600	(4,787)	4,813	407010	1
77046	USE TAX ON MONEY BANKS	12/30/01	12	1	670	(334)	336	407010	1
77047	10 DRAWER MONEY BANK DOWN PM	12/30/01	12	1	310	(155)	155	407010	1
77048	10 DRAWER MONEY BANK FINAL P	12/30/01	12	1	470	(234)	236	407010	1

Item Number	Description	Serial Number	Date Depn	Life Months	Dep Met	Original Cost	Accum Deprec	NBV	Location	Number of M/c
77049	USE TAX ON MONEY BANKS		12/30/01	12	1	50	(25)	25	407010	1
77050	CHANGE BANKS (4)		12/30/01	12	1	3,000	(1,496)	1,504	407010	1
77055	K-SCALE COIN COUNTER		12/30/01	12	1	230	(115)	115	407010	1
77056	SUPPLY CABINETS SFK(4) ALB(		12/30/01	12	1	320	(160)	160	407010	1
77060	SUPPLY CABINETS-SFK (3 STORE		12/30/01	12	1	280	(140)	140	407010	1
77061	10 DRAWER CHANGE BANK-SFK 37		12/30/01	12	1	990	(494)	496	407010	1
77063	CHANGE BANK		12/30/01	13	1	1,000	(461)	539	407010	1
77067	CABINETS FOR SST REPORTS (JH Dominic Licata		12/30/01	20	1	300	(90)	210	407010	1
77076	DESK & CREDENZA Cindy- Reno		12/30/01	28	1	530	(113)	417	407010	1
77087	CUBICLES FOR ACCOUNTING OFFI Coin Area		12/30/01	43	1	7,400	(1,030)	6,370	407010	1
77088	ADDN CUBES/SHELVES ACCOUNTIN Coin Area		12/30/01	44	1	1,100	(150)	950	407010	1
77092	IBM SELECTRIC II Kathy Lackens		12/30/01	12	1	70	(35)	35	407010	1
77101	BRANDT 862 CURRENCY COUNTER		12/30/01	12	1	280	(140)	140	407010	1
77108	1830 AUTO COIN WRAPPER		12/30/01	12	1	3,100	(1,546)	1,554	407010	1
77109	MODE L BC-35 BILL CHGR 7/1		12/30/01	12	1	610	(304)	306	407010	1
77117	CANNING TBL & LWR CONV SYS-C		12/30/01	12	1	980	(489)	491	407010	1
77118	AUTO COIN WRAPER		12/30/01	12	1	3,400	(1,695)	1,705	407010	1
77119	COIN COUNTER 2		12/30/01	12	1	180	(90)	90	407010	1
77122	TRU COIN CTR CK		12/30/01	12	1	90	(45)	45	407010	1
77124	DEMO 1830 AUTO WRAP		12/30/01	12	1	3,300	(1,645)	1,655	407010	1
77125	WICO TRU CT COIN CTR		12/30/01	12	1	100	(50)	50	407010	1
77127	K-TRON K-COIN SCALE 5101 PRO		12/30/01	12	1	400	(199)	201	407010	1
77128	USED K-SCALE K-COIN CTR		12/30/01	12	1	290	(145)	145	407010	1
77129	BRANDT COIN WRP NO NV VAULT		12/30/01	12	1	710	(354)	356	407010	1
77131	COIN SCALE		12/30/01	12	1	470	(234)	236	407010	1
77133	K-SCALE COIN CTR	44922	12/30/01	12	1	470	(234)	236	407010	1
77134	VAULT SCALE		12/30/01	12	1	1,600	(798)	802	407010	1
77135	COIN WRP NEW BLD VAULT RECON		12/30/01	12	1	3,200	(1,596)	1,604	407010	1
77136	SOFT CT TABLE & STOR HPR		12/30/01	12	1	380	(189)	191	407010	1
77137	SOFT COUNT TBL & STORAGE HOP		12/30/01	12	1	3,700	(1,845)	1,855	407010	1

77138	SOFT CT TABLE & STOR HPR		12/30/01	12	1	490	(244)	246	407010	1
77139	OKIDATA PRINTER A/P Vault		12/30/01	12	1	120	(60)	60	407010	1
77140	BRANDT WPR FOR NORTH	575060	12/30/01	12	1	3,200	(1,596)	1,604	407010	1
77141	IGT NO AMER TEST EQUIP-BILL		12/30/01	12	1	880	(439)	441	407010	1
77142	IGT NO AMER TEST EQUIP-BILL		12/30/01	12	1	400	(199)	201	407010	1
77143	BRANDT COIN WRP		12/30/01	12	1	460	(229)	231	407010	1
77146	COIN COUNTER		12/30/01	12	1	500	(249)	251	407010	1
77147	LETTER FOLDER A/P		12/30/01	12	1	130	(65)	65	407010	1
77148	BRANDT CURR. CTR	XQ7	12/30/01	12	1	460	(229)	231	407010	1
77149	NEXTEL MTROLA MTX810 DISP RA	Dispatch Reno	12/30/01	12	1	140	(70)	70	407010	1
77150	WW GRAINGER HYDR HD TRUCK	Reno	12/30/01	12	1	190	(95)	95	407010	1
77152	A & M DIST COIN CTR VAULT		12/30/01	12	1	230	(115)	115	407010	1
77153	JET SCAN BILL CTR VAULT		12/30/01	12	1	730	(364)	366	407010	1
77154	VAULT PGC SCALE		12/30/01	12	1	2,300	(1,147)	1,153	407010	1
77155	JETSCAN BILL CTR & PRNTR		12/30/01	12	1	730	(364)	366	407010	1
77156	JETSCAN BILL COUNTER		12/30/01	12	1	600	(299)	301	407010	1
77157	ELECTRIC COIN CTR		12/30/01	12	1	390	(194)	196	407010	1
77158	JET COIN COUNTER		12/30/01	12	1	220	(110)	110	407010	1
77159	4-ELECTRIC COIN CTR		12/30/01	12	1	520	(259)	261	407010	1
77161	TIME CLOCK FOR DISPATCH		12/30/01	3	1	180	(180)	—	407010	1
77163	COIN SCALE K-COIN 100 LBS		12/30/01	26	1	1,500	(345)	1,155	407010	1
77218	HP 4 PLUS PRINTER	Accounting	12/30/01	12	1	40	(20)	20	407010	1
77219	HP LASER JET 5 PRTR-ACCT		12/30/01	12	1	50	(25)	25	407010	1
77223	HP LASER JET 5-SUZY	Gary Rieger	12/30/01	12	1	40	(20)	20	407010	1
77231	3 DELL CMPTR PENT 233 Gary/Kathy/Deb S. BROWN		12/30/01	12	1	1,100	(548)	552	407010	1
77234	MICRON COMPUTER W/17 MONITOR Jim Erickson		12/30/01	12	1	290	(145)	145	407010	1
77235	2 MICRON PENTIUM 266MHZ COMP Mike Reno/ Cindy Reno		12/30/01	12	1	520	(259)	261	407010	1
77236	TOSHIBA 465CDX LAPTOP P166 Gary Rieger		12/30/01	12	1	140	(70)	70	407010	1
77240	HP 6PX1 LASER PRINTER Vault		12/30/01	19	1	100	(31)	69	407010	1
77243	MICRON CLIENT PRO CE COMPUTE A/P		12/30/01	12	1	180	(90)	90	407010	1

77244	MICRON CLIENT PRO CE COMPUTE Vault		12/30/01	12	1	180	(90)	90	407010	1
77245	MICRON CLIENT PRO CS COMPUTE Vault		12/30/01	12	1	490	(244)	246	407010	1
77246	HP LJ 4000N 17PPM 8MB W/JET A/P	SUSEB039694	12/30/01	12	1	430	(214)	216	407010	1
77294	(2) SONY VCR'S FOR DISPATCH		12/30/01	12	1	240	(120)	120	407010	1
77295	COIN/BILL CNTR (JETSCAN3-406		12/30/01	12	1	730	(364)	366	407010	1
77296	COIN/BILL CNTR (JETSCAN3-406		12/30/01	12	1	730	(364)	366	407010	1
77298	PORTABLE HAND HELD RADIO LVR		12/30/01	12	1	270	(135)	135	407010	1
77299	VCR FOR DISPATCH—LV		12/30/01	12	1	200	(100)	100	407010	1
77300	VCR FOR DISPATCH—LV		12/30/01	12	1	200	(100)	100	407010	1
77301	15" B&W MONITOR LV DISPATCH		12/30/01	12	1	130	(65)	65	407010	1
77302	B&W SURVEILLANCE CAMERA-P RI		12/30/01	12	1	300	(150)	150	407010	1
77303	STANDALONE PROGRESSIVE CONTR		12/30/01	12	1	430	(214)	216	407010	1
77304	2 SVO-1420 SONY VCR		12/30/01	12	1	400	(199)	201	407010	1
77305	SECURITY CAMERA SYST SMITHNO		12/30/01	12	1	2,100	(1,047)	1,053	407010	1
77307	STAINLESS STEEL DRAWER/VAULT		12/30/01	14	1	710	(304)	406	407010	1
77309	CAMERA & TIMELAPSE VCR Jim		12/30/01	14	1	1,200	(514)	686	407010	1
77311	COIN CART 45TALL 52 LONG		12/30/01	14	1	370	(158)	212	407010	1
77312	COIN CART 45TALL 52 LONG		12/30/01	15	1	370	(148)	222	407010	1
77313	9 24 HRS REAL TIME VCRS		12/30/01	15	1	3,200	(1,277)	1,923	407010	1
77315	CASH BOX CART		12/30/01	16	1	740	(277)	463	407010	1
77316	2 B&W CAMERAS W/ 15" MONITOR		12/30/01	17	1	1,100	(387)	713	407010	1
77317	5 VCR'S FOR DISPATCH		12/30/01	17	1	1,900	(669)	1,231	407010	1
77318	VAULT CASH BOX CARTS W/ LOCK		12/30/01	17	1	1,200	(422)	778	407010	1
77319	VAULT CASH BOX CARTS W/ LOCK		12/30/01	17	1	1,200	(422)	778	407010	1
77320	NEXTEL 2-WAY RADIOS (17)		12/30/01	12	1	1,600	(798)	802	407010	1
77321	BILL COUNTER UPGRADE GSA500		12/30/01	12	1	1,400	(698)	702	407010	1
77322	CHANGE BANK		12/30/01	12	1	1,700	(848)	852	407010	1

77323	(16) Motorola Portable Radio		12/30/01	12	1	7,200	(3,590)	3,610	407010	1
77324	(2) Change Banks		12/30/01	12	1	3,400	(1,695)	1,705	407010	1
77326	SFK REMODEL		12/30/01	17	1	1,000	(352)	648	407010	1
77327	SFK REMODEL		12/30/01	17	1	1,300	(458)	842	407010	1
77328	SFK REMODEL		12/30/01	18	1	5,200	(1,730)	3,470	407010	1
77336	CARPET TILES/VARIOUS LOCATIO		12/30/01	104	1	11,000	(633)	10,367	407010	1
77356	UPRIGHT SLOT MACHINE	180588	12/30/01	12	1	—	—	—	407010	1
77364	UPRIGHT SLOT MACHINE	182423	12/30/01	12	1	90	(45)	45	407010	1
77386	UPRIGHT SLOT MACHINE	184314	12/30/01	12	1	90	(45)	45	407010	1
77387	UPRIGHT SLOT MACHINE	184316	12/30/01	12	1	90	(45)	45	407010	1
77399	BARTOP SLOT MACHINE	191374	12/30/01	12	1	90	(45)	45	407010	1
77419	UPRIGHT SLOT MACHINE	208817	12/30/01	12	1	90	(45)	45	407010	1
77422	UPRIGHT SLOT MACHINE	208835	12/30/01	12	1	90	(45)	45	407010	1
77425	UPRIGHT SLOT MACHINE	208841	12/30/01	12	1	90	(45)	45	407010	1
77426	UPRIGHT SLOT MACHINE	208846	12/30/01	12	1	—	—	—	407010	1
77434	BARTOP SLOT MACHINE	208982	12/30/01	12	1	90	(45)	45	407010	1
77445	UPRIGHT SLOT MACHINE	209440	12/30/01	12	1	90	(45)	45	407010	1
77451	UPRIGHT SLOT MACHINE	255018	12/30/01	12	1	130	(65)	65	407010	1
77455	UPRIGHT SLOT MACHINE	413863	12/30/01	12	1	—	—	—	407010	1
77459	UPRIGHT SLOT MACHINE	414522	12/30/01	12	1	—	—	—	407010	1
77460	UPRIGHT SLOT MACHINE	414530	12/30/01	12	1	—	—	—	407010	1
77462	UPRIGHT SLOT MACHINE	414557	12/30/01	12	1	—	—	—	407010	1
77464	UPRIGHT SLOT MACHINE	414561	12/30/01	12	1	—	—	—	407010	1
77465	UPRIGHT SLOT MACHINE	414562	12/30/01	12	1	—	—	—	407010	1
77466	UPRIGHT SLOT MACHINE	414574	12/30/01	12	1	—	—	—	407010	1
77468	UPRIGHT SLOT MACHINE	414592	12/30/01	12	1	—	—	—	407010	1
77485	UPRIGHT SLOT MACHINE	459765	12/30/01	12	1	120	(60)	60	407010	1
77490	UPRIGHT SLOT MACHINE	459787	12/30/01	12	1	—	—	—	407010	1
77491	UPRIGHT SLOT MACHINE	459790	12/30/01	12	1	—	—	—	407010	1
77492	UPRIGHT SLOT MACHINE	459791	12/30/01	12	1	120	(60)	60	407010	1
77494	UPRIGHT SLOT MACHINE	459798	12/30/01	12	1	—	—	—	407010	1

77497	UPRIGHT SLOT MACHINE	459805	12/30/01	12	1	120	(60)	60	407010	1
77498	UPRIGHT SLOT MACHINE	459817	12/30/01	12	1	120	(60)	60	407010	1
77500	UPRIGHT SLOT MACHINE	459820	12/30/01	12	1	—	—	—	407010	1
77501	UPRIGHT SLOT MACHINE	459835	12/30/01	12	1	—	—	—	407010	1
77502	UPRIGHT SLOT MACHINE	459837	12/30/01	12	1	120	(60)	60	407010	1
77503	UPRIGHT SLOT MACHINE	459841	12/30/01	12	1	120	(60)	60	407010	1
77504	UPRIGHT SLOT MACHINE	459842	12/30/01	12	1	—	—	—	407010	1
77515	BARTOP SLOT MACHINE	462509	12/30/01	12	1	—	—	—	407010	1
77518	UPRIGHT SLOT MACHINE	468079	12/30/01	12	1	—	—	—	407010	1
77527	UPRIGHT SLOT MACHINE	470625	12/30/01	12	1	220	(110)	110	407010	1
77528	UPRIGHT SLOT MACHINE	470626	12/30/01	12	1	220	(110)	110	407010	1
77536	UPRIGHT SLOT MACHINE	470665	12/30/01	12	1	—	—	—	407010	1
77537	UPRIGHT SLOT MACHINE	470667	12/30/01	12	1	—	—	—	407010	1
77547	UPRIGHT SLOT MACHINE	470698	12/30/01	12	1	—	—	—	407010	1
77549	UPRIGHT SLOT MACHINE	470704	12/30/01	12	1	—	—	—	407010	1
77563	BARTOP SLOT MACHINE	530066	12/30/01	12	1	—	—	—	407010	1
77564	BARTOP SLOT MACHINE	530067	12/30/01	12	1	290	(145)	145	407010	1
77565	BARTOP SLOT MACHINE	530068	12/30/01	12	1	—	—	—	407010	1
77576	UPRIGHT SLOT MACHINE	531184	12/30/01	12	1	—	—	—	407010	1
77578	UPRIGHT SLOT MACHINE	531190	12/30/01	12	1	—	—	—	407010	1
77588	BARTOP SLOT MACHINE	532678	12/30/01	12	1	—	—	—	407010	1
77589	BARTOP SLOT MACHINE	532680	12/30/01	12	1	—	—	—	407010	1
77591	BARTOP SLOT MACHINE	532684	12/30/01	12	1	—	—	—	407010	1
77595	UPRIGHT SLOT MACHINE	532833	12/30/01	12	1	—	—	—	407010	1
77598	UPRIGHT SLOT MACHINE	532838	12/30/01	12	1	—	—	—	407010	1
77599	UPRIGHT SLOT MACHINE	532839	12/30/01	12	1	—	—	—	407010	1
77600	UPRIGHT SLOT MACHINE	532840	12/30/01	12	1	—	—	—	407010	1
77603	UPRIGHT SLOT MACHINE	532881	12/30/01	12	1	—	—	—	407010	1
77605	UPRIGHT SLOT MACHINE	532883	12/30/01	12	1	230	(115)	115	407010	1

77607	UPRIGHT SLOT MACHINE	532885	12/30/01	12	1	—	—	—	407010	1
77608	UPRIGHT SLOT MACHINE	532886	12/30/01	12	1	—	—	—	407010	1
77610	UPRIGHT SLOT MACHINE	532890	12/30/01	12	1	—	—	—	407010	1
77616	UPRIGHT SLOT MACHINE	532906	12/30/01	12	1	230	(115)	115	407010	1
77617	UPRIGHT SLOT MACHINE	532907	12/30/01	12	1	—	—	—	407010	1
77624	UPRIGHT SLOT MACHINE	532914	12/30/01	12	1	230	(115)	115	407010	1
77631	UPRIGHT SLOT MACHINE	533310	12/30/01	12	1	—	—	—	407010	1
77634	UPRIGHT SLOT MACHINE	533319	12/30/01	12	1	—	—	—	407010	1
77635	UPRIGHT SLOT MACHINE	533323	12/30/01	12	1	—	—	—	407010	1
77640	UPRIGHT SLOT MACHINE	533335	12/30/01	12	1	—	—	—	407010	1
77643	UPRIGHT SLOT MACHINE	533338	12/30/01	12	1	230	(115)	115	407010	1
77644	UPRIGHT SLOT MACHINE	533339	12/30/01	12	1	230	(115)	115	407010	1
77659	BARTOP SLOT MACHINE	535612	12/30/01	12	1	500	(249)	251	407010	1
77662	BARTOP SLOT MACHINE	556120	12/30/01	12	1	520	(259)	261	407010	1
77676	BARTOP SLOT MACHINE	561997	12/30/01	12	1	280	(140)	140	407010	1
77690	BARTOP SLOT MACHINE	562011	12/30/01	12	1	280	(140)	140	407010	1
77701	BARTOP SLOT MACHINE	562022	12/30/01	12	1	—	—	—	407010	1
77710	BARTOP SLOT MACHINE	562031	12/30/01	12	1	—	—	—	407010	1
77757	UPRIGHT SLOT MACHINE	575199	12/30/01	12	1	—	—	—	407010	1
77765	UPRIGHT SLOT MACHINE	575207	12/30/01	12	1	—	—	—	407010	1
77767	UPRIGHT SLOT MACHINE	575209	12/30/01	12	1	—	—	—	407010	1
77775	UPRIGHT SLOT MACHINE	575765	12/30/01	12	1	—	—	—	407010	1
77777	UPRIGHT SLOT MACHINE	575788	12/30/01	12	1	320	(160)	160	407010	1
77778	UPRIGHT SLOT MACHINE	575819	12/30/01	12	1	—	—	—	407010	1
77809	UPRIGHT SLOT MACHINE	754854	12/30/01	15	1	—	—	—	407010	1
77811	UPRIGHT SLOT MACHINE	754856	12/30/01	15	1	—	—	—	407010	1
77818	UPRIGHT SLOT MACHINE	764933	12/30/01	12	1	—	—	—	407010	1
77857	UPRIGHT SLOT MACHINE	764972	12/30/01	12	1	—	—	—	407010	1
77861	UPRIGHT SLOT MACHINE	764976	12/30/01	12	1	—	—	—	407010	1

77863	UPRIGHT SLOT MACHINE	764978	12/30/01	12	1	—	—	—	407010	1
77865	UPRIGHT SLOT MACHINE	764980	12/30/01	12	1	—	—	—	407010	1
77867	SLOT MACHINE	764982	12/30/01	12	1	290	(145)	145	407010	1
77868	SLOT MACHINE	764983	12/30/01	12	1	—	—	—	407010	1
77903	BARTOP SLOT MACHINE	776167	12/30/01	12	1	530	(264)	266	407010	1
77905	BARTOP SLOT MACHINE	782141	12/30/01	12	1	530	(264)	266	407010	1
77906	BARTOP SLOT MACHINE	782147	12/30/01	12	1	—	—	—	407010	1
77935	BARTOP SLOT MACHINE	790777	12/30/01	12	1	530	(264)	266	407010	1
77943	BARTOP SLOT MACHINE	790790	12/30/01	12	1	—	—	—	407010	1
77945	BARTOP SLOT MACHINE	790793	12/30/01	12	1	530	(264)	266	407010	1
77947	BARTOP SLOT MACHINE	790796	12/30/01	12	1	—	—	—	407010	1
77951	BARTOP SLOT MACHINE	790820	12/30/01	12	1	530	(264)	266	407010	1
77996	PROGRESSIVE SYS FOOR GAM		12/30/01	25	1	90	(22)	68	407010	1
77997	BILL VALIDATORS		12/30/01	25	1	230	(55)	175	407010	1
77998	BILL VALIDATORS		12/30/01	25	1	1,500	(359)	1,141	407010	1
77999	BILL VALIDATORS		12/30/01	25	1	460	(110)	350	407010	1
78000	BILL VALIDATORS		12/30/01	12	1	1,000	(499)	501	407010	1
78001	BILL VALIDATORS		12/30/01	12	1	550	(274)	276	407010	1
78002	BILL VALIDATORS		12/30/01	12	1	550	(274)	276	407010	1
78003	BILL VALIDATORS		12/30/01	12	1	550	(274)	276	407010	1
78004	BILL VALIDATORS		12/30/01	12	1	550	(274)	276	407010	1
78005	BILL VALIDATORS		12/30/01	12	1	940	(469)	471	407010	1
78006	BILL VALIDATORS		12/30/01	12	1	1,000	(499)	501	407010	1
78020	IGT POKER	551715	12/30/01	17	1	500	(176)	324	407010	1
78030	FLAT TOP	866518	12/30/01	12	1	530	(264)	266	407010	1
78044	BAR TOP	866532	12/30/01	12	1	—	—	—	407010	1
78067	IGT SLOT MACH BARTOP GAMEKIN	900222	12/30/01	19	1	—	—	—	407010	1
78068	IGT SLOT MACH BARTOP GAMEKIN	900284	12/30/01	19	1	—	—	—	407010	1
78070	IGT SLOT MACH BARTOP GAMEKIN	900223	12/30/01	19	1	—	—	—	407010	1
78073	IGT SLOT MACH BARTOP GAMEKIN	900224	12/30/01	19	1	—	—	—	407010	1
78076	IGT SLOT MACH BARTOP GAMEKIN	900226	12/30/01	20	1	720	(216)	504	407010	1
78079	IGT SLOT MACH BARTOP GAMEKIN	900218	12/30/01	19	1	720	(227)	493	407010	1
78080	IGT SLOT MACH BARTOP GAMEKIN	900282	12/30/01	19	1	—	—	—	407010	1
78137	IGT SLOT MACH UPRIGHT	908873	12/30/01	12	1	—	—	—	407010	1
78139	IGT SLOT MACH UPRIGHT	908884	12/30/01	12	1	—	—	—	407010	1
78141	IGT SLOT MACH UPRIGHT	908894	12/30/01	12	1	—	—	—	407010	1
78142	IGT SLOT MACH UPRIGHT	908875	12/30/01	12	1	—	—	—	407010	1

78143	IGT SLOT MACH UPRIGHT	908878	12/30/01	12	1	—	—	—	407010	1
78175	IGT SLOT MACH UPRIGHT	920576	12/30/01	12	1	—	—	—	407010	1
78176	IGT SLOT MACH UPRIGHT	920577	12/30/01	12	1	720	(359)	361	407010	1
78179	IGT SLOT MACH UPRIGHT	920583	12/30/01	12	1	—	—	—	407010	1
78203	UPRIGHT SLOT MACHINE	920578	12/30/01	12	1	—	—	—	407010	1
78208	IGT SLOT MACH 13" UPRT	920593	12/30/01	12	1	1,200	(598)	602	407010	1
78210	IGT SLOT MACH 13" UPRT	920595	12/30/01	12	1	—	—	—	407010	1
78214	IGT SLOT MACH 13" UPRT	920599	12/30/01	12	1	—	—	—	407010	1
78238	GMG CHAIRS		12/30/01	12	1	180	(90)	90	407010	1
78239	STANDS		12/30/01	12	1	150	(75)	75	407010	1
78240	STANDS		12/30/01	12	1	210	(105)	105	407010	1
78241	MACHINE STANDS (84)		12/30/01	12	1	440	(219)	221	407010	1
78242	MACHINE STANDS (60)		12/30/01	12	1	400	(199)	201	407010	1
78243	GMG CHAIRS		12/30/01	12	1	1,500	(748)	752	407010	1
78244	PEDESTAL SEAT		12/30/01	12	1	1,500	(748)	752	407010	1
78245	PEDESTAL SEAT		12/30/01	12	1	1,500	(748)	752	407010	1
78246	PEDESTAL SEAT		12/30/01	12	1	2,000	(997)	1,003	407010	1
78247	(25) 24" BRASS PEDESTAL SEAT		12/30/01	17	1	680	(239)	441	407010	1
78248	POKER STANDS (15)		12/30/01	12	1	370	(184)	186	407010	1
78249	POKER STANDS WITH DOORS (20)		12/30/01	12	1	490	(244)	246	407010	1
78250	POKER STANDS & DOORS (9)		12/30/01	12	1	220	(110)	110	407010	1
78251	POKER STANDS(31)		12/30/01	12	1	760	(379)	381	407010	1
78252	PEDESTAL SEATS (70)		12/30/01	12	1	2,600	(1,296)	1,304	407010	1
78262	Slot Machine 13" Upright	939867	12/30/01	12	1	1,200	(598)	602	407010	1
78294	CASH COUNTER (JETSCAN) MODEL	4507	12/30/01	12	1	1,800	(898)	902	407010	1
78295	GARYBULIT COMPUTER John Horstdaniel	45209	12/30/01	12	1	370	(184)	186	407010	1
78319	GaryBuilt Computers Jill Talbot		12/30/01	12	1	440	(219)	221	407010	1
78320	GaryBuilt Computers Gloria Good		12/30/01	12	1	440	(219)	221	407010	1
78321	GaryBuilt Computers Kim Bijak		12/30/01	12	1	460	(229)	231	407010	1
78322	GaryBuilt Computers Dominic Licata		12/30/01	12	1	460	(229)	231	407010	1
78323	GaryBuilt Computers Maria Fadua		12/30/01	12	1	460	(229)	231	407010	1
78324	GaryBuilt Computers Becky Harrell		12/30/01	12	1	460	(229)	231	407010	1
78359	DELL PIII 450 W/17" MONITOR Tom Hines		12/30/01	12	1	490	(244)	246	407010	1

78376	METAL STANDS (60)		12/30/01	12	1	1,300	(648)	652	407010	1
78378	LAPTOP COMPUTER WINBOOK Gary Rieger	S0134117709	12/30/01	12	1	410	(204)	206	407010	1
78389	220 BILL VALIDATORS		12/30/01	12	1	15,000	(7,479)	7,521	407010	1
78426	CHAM2 OUHD 4X4, 1X2 METER		12/30/01	12	1	1,300	(648)	652	407010	1
78427	60 POKER STANDS		12/30/01	14	1	4,400	(1,884)	2,516	407010	1
78428	60 COIN CHUTES		12/30/01	14	1	200	(86)	114	407010	1
78464	CHANGE BANK 10 DRAWER		12/30/01	14	1	1,300	(557)	743	407010	1
78465	CHANGE BANK 10 DRAWER		12/30/01	14	1	1,300	(557)	743	407010	1
78466	MULTI DENOM CHIP SET (30)		12/30/01	14	1	9,600	(4,111)	5,489	407010	1
78482	UPRIGHT SLOT MACHINE	919153	12/30/01	16	1	3,500	(1,311)	2,189	407010	1
78487	UPRIGHT SLOT MACHINE	919159	12/30/01	17	1	—	—	—	407010	1
78524	CONVERT B&W CAMERA TO COLOR		12/30/01	14	1	2,500	(1,071)	1,429	407010	1
78527	CHAIRS (35)		12/30/01	14	1	5,700	(2,441)	3,259	407010	1
85533	UPRIGHT SLOT MACHINE	900269	12/30/01	15	1	3,500	(1,397)	2,103	407010	1
85537	UPRIGHT SLOT MACHINE	893564	12/30/01	15	1	3,500	(1,397)	2,103	407010	1
85541	UPRIGHT SLOT MACHINE	900274	12/30/01	15	1	3,500	(1,397)	2,103	407010	1
85542	UPRIGHT SLOT MACHINE	900335	12/30/01	15	1	—	—	—	407010	1
85550	UPRIGHT SLOT MACHINE	905575	12/30/01	15	1	—	—	—	407010	1
85551	UPRIGHT SLOT MACHINE	905582	12/30/01	15	1	3,500	(1,397)	2,103	407010	1
88691	METER SIGN		12/30/01	18	1	2,200	(732)	1,468	407010	1
88692	METER SIGN		12/30/01	18	1	2,200	(732)	1,468	407010	1
88726	PELCO PTZ SURVEILLANCE John-3 monitors,3 recorders		12/30/01	42	1	7,600	(1,082)	6,518	407010	1
90501	IGT FLAT TOP W/IBA BASE	1047835	12/30/01	22	1	—	—	—	407010	1
90510	IGT FLAT TOP W/IBA BASE	1047847	12/30/01	22	1	—	—	—	407010	1
90990	IGT BARTOP	1047854	12/30/01	22	1	—	—	—	407010	1
90993	IGT BARTOP	1047857	12/30/01	22	1	—	—	—	407010	1
92451	IGT GAME KING UPRIGHT	1059441	12/30/01	24	1	—	—	—	407010	1
92465	IGT GAME KING UPRIGHT	1059457	12/30/01	24	1	—	—	—	407010	1
92467	IGT GAME KING UPRIGHT	1059459	12/30/01	24	1	—	—	—	407010	1
95278	IGT GAME KING SLANT	1079225	12/30/01	27	1	7,900	(1,751)	6,149	407010	1
95280	IGT GAME KING SLANT	1079227	12/30/01	27	1	7,900	(1,751)	6,149	407010	1
95285	IGT GAME KING SLANT	1079232	12/30/01	27	1	7,900	(1,751)	6,149	407010	1

95286	IGT GAME KING SLANT	1079233	12/30/01	27	1	7,900	(1,751)	6,149	407010	1
95287	IGT GAME KING SLANT	1079234	12/30/01	27	1	7,900	(1,751)	6,149	407010	1
95288	IGT GAME KING SLANT	1079235	12/30/01	27	1	7,900	(1,751)	6,149	407010	1
95289	IGT GAME KING SLANT	1079236	12/30/01	27	1	7,900	(1,751)	6,149	407010	1
96071	USED CONTROLLER		12/30/01	28	1	6,600	(1,410)	5,190	407010	1
96605	LATITUDE C600 PENTIUM		12/30/01	28	1	2,500	(534)	1,966	407010	1
96606	4035 SIGNAGE W/METER		12/30/01	28	1	7,500	(1,602)	5,898	407010	1
97508	FLAT TOP WITH IBA BASE	1109878	12/30/01	32	1	—	—	—	407010	1
97510	FLAT TOP WITH IBA BASE	1109880	12/30/01	32	1	—	—	—	407010	1
97512	FLAT TOP WITH IBA BASE	1109882	12/30/01	32	1	—	—	—	407010	1
97514	FLAT TOP WITH IBA BASE	1109884	12/30/01	32	1	—	—	—	407010	1
97517	FLAT TOP WITH IBA BASE	1109887	12/30/01	32	1	—	—	—	407010	1
97522	FLAT TOP WITH IBA BASE	1109892	12/30/01	32	1	—	—	—	407010	1
97523	FLAT TOP WITH IBA BASE	1109893	12/30/01	32	1	—	—	—	407010	1
97528	FLAT TOP WITH IBA BASE	1109898	12/30/01	32	1	—	—	—	407010	1
97535	FLAT TOP WITH IBA BASE	1109905	12/30/01	32	1	—	—	—	407010	1
97537	FLAT TOP WITH IBA BASE	1109907	12/30/01	32	1	—	—	—	407010	1
97540	FLAT TOP WITH IBA BASE	1109910	12/30/01	32	1	—	—	—	407010	1
97541	FLAT TOP WITH IBA BASE	1109911	12/30/01	32	1	—	—	—	407010	1
97543	FLAT TOP WITH IBA BASE	1109913	12/30/01	32	1	—	—	—	407010	1
97545	FLAT TOP WITH IBA BASE	1109915	12/30/01	32	1	—	—	—	407010	1
97546	FLAT TOP WITH IBA BASE	1109917	12/30/01	32	1	—	—	—	407010	1
98839	FLAT TOP WITH IBA BASE	1128602	12/30/01	32	1	6,800	(1,272)	5,528	407010	1
98860	FLAT TOP WITH IBA BASE	1128593	12/30/01	32	1	6,800	(1,272)	5,528	407010	1
98871	FLAT TOP WITH IBA BASE	1128577	12/30/01	32	1	6,800	(1,272)	5,528	407010	1
98877	FLAT TOP WITH IBA BASE	1128613	12/30/01	32	1	6,800	(1,272)	5,528	407010	1
100108	SLOT STAND ASSEMBLY		12/30/01	36	0	209	—	209	407010	1
100109	SLOT STAND ASSEMBLY		12/30/01	36	0	209	—	209	407010	1
100110	SLOT STAND ASSEMBLY		12/30/01	36	0	209	—	209	407010	1
100111	SLOT STAND ASSEMBLY		12/30/01	36	0	209	—	209	407010	1

101827	SLOT STAND ASSEMBLY		04/04/02	36	0	209	—	209	407010	1
101828	SLOT STAND ASSEMBLY		04/04/02	36	0	209	—	209	407010	1
101829	SLOT STAND ASSEMBLY		04/04/02	36	0	209	—	209	407010	1
101902	Radio Equipment for Service		05/15/02	60	1	9,045	(312)	8,733	407010	1
101982	FLAT TOP W/ IBA BASE	1170203	05/26/02	36	0	7,890	—	7,890	407010	1
101983	FLAT TOP W/ IBA BASE	1170208	05/26/02	36	0	7,890	—	7,890	407010	1
101985	17" GAME KING UPRIGHT	1172887	05/31/02	36	0	8,320	—	8,320	407010	1
101990	17" GAME KING UPRIGHT	1172917	05/31/02	36	0	8,320	—	8,320	407010	1
101992	17" GAME KING UPRIGHT	1172929	05/31/02	36	0	8,320	—	8,320	407010	1
101994	17" GAME KING UPRIGHT	1172882	05/31/02	36	0	8,320	—	8,320	407010	1
101995	17" GAME KING UPRIGHT	1172888	05/31/02	36	0	8,320	—	8,320	407010	1
101996	17" GAME KING UPRIGHT	1172894	05/31/02	36	0	8,320	—	8,320	407010	1
101997	17" GAME KING UPRIGHT	1172900	05/31/02	36	0	8,320	—	8,320	407010	1
101999	17" GAME KING UPRIGHT	1172912	05/31/02	36	0	8,320	—	8,320	407010	1
102004	17" GAME KING UPRIGHT	1172883	05/31/02	36	0	8,320	—	8,320	407010	1
102005	17" GAME KING UPRIGHT	1172889	05/31/02	36	0	8,320	—	8,320	407010	1
102006	17" GAME KING UPRIGHT	1172895	05/31/02	36	0	8,320	—	8,320	407010	1
102007	17" GAME KING UPRIGHT	1172901	05/31/02	36	0	8,320	—	8,320	407010	1
102008	17" GAME KING UPRIGHT	1172907	05/31/02	36	0	8,320	—	8,320	407010	1
102009	17" GAME KING UPRIGHT	1172913	05/31/02	36	0	8,320	—	8,320	407010	1
102010	17" GAME KING UPRIGHT	1172919	05/31/02	36	0	8,320	—	8,320	407010	1
102011	17" GAME KING UPRIGHT	1172925	05/31/02	36	0	8,320	—	8,320	407010	1
102012	17" GAME KING UPRIGHT	1172931	05/31/02	36	0	8,320	—	8,320	407010	1
102014	17" GAME KING UPRIGHT	1172884	05/31/02	36	0	8,320	—	8,320	407010	1
102015	17" GAME KING UPRIGHT	1172890	05/31/02	36	0	8,320	—	8,320	407010	1
102016	17" GAME KING UPRIGHT	1172896	05/31/02	36	0	8,320	—	8,320	407010	1
102017	17" GAME KING UPRIGHT	1172902	05/31/02	36	0	8,320	—	8,320	407010	1
102018	17" GAME KING UPRIGHT	1172908	05/31/02	36	0	8,320	—	8,320	407010	1
102022	17" GAME KING UPRIGHT	1172932	05/31/02	36	0	8,320	—	8,320	407010	1

102024	17" GAME KING UPRIGHT	1172885	05/31/02	36	0	8,320	—	8,320	407010	1
102025	17" GAME KING UPRIGHT	1172891	05/31/02	36	0	8,320	—	8,320	407010	1
102026	17" GAME KING UPRIGHT	1172897	05/31/02	36	0	8,320	—	8,320	407010	1
102028	17" GAME KING UPRIGHT	1172909	05/31/02	36	0	8,320	—	8,320	407010	1
102029	17" GAME KING UPRIGHT	1172915	05/31/02	36	0	8,320	—	8,320	407010	1
102030	17" GAME KING UPRIGHT	1172921	05/31/02	36	0	8,320	—	8,320	407010	1
102031	17" GAME KING UPRIGHT	1172927	05/31/02	36	0	8,320	—	8,320	407010	1
102033	17" GAME KING UPRIGHT	1172939	05/31/02	36	0	8,320	—	8,320	407010	1
102034	17" GAME KING UPRIGHT	1172886	05/31/02	36	0	8,320	—	8,320	407010	1
102035	17" GAME KING UPRIGHT	1172892	05/31/02	36	0	8,320	—	8,320	407010	1
102036	17" GAME KING UPRIGHT	1172898	05/31/02	36	0	8,320	—	8,320	407010	1
102037	17" GAME KING UPRIGHT	1172904	05/31/02	36	0	8,320	—	8,320	407010	1
102038	17" GAME KING UPRIGHT	1172910	05/31/02	36	0	8,320	—	8,320	407010	1
102039	17" GAME KING UPRIGHT	1172916	05/31/02	36	0	8,320	—	8,320	407010	1
102040	17" GAME KING UPRIGHT	1172922	05/31/02	36	0	8,320	—	8,320	407010	1
102043	ID-80960 13" F/T, IBA	1170206	05/26/02	36	0	7,890	—	7,890	407010	1
102044	ID-80960 13" F/T, IBA	1170207	05/26/02	36	0	7,890	—	7,890	407010	1
102045	ID-80960 13" F/T, IBA	1170209	05/26/02	36	0	7,890	—	7,890	407010	1
102046	19" GAME KING SLANT	1169107	05/26/02	36	0	9,594	—	9,594	407010	1
102047	19" GAME KING SLANT	1169108	05/26/02	36	0	9,594	—	9,594	407010	1
102048	19" GAME KING SLANT	1169109	05/26/02	36	0	9,594	—	9,594	407010	1
102049	19" GAME KING SLANT	1169110	05/26/02	36	0	9,594	—	9,594	407010	1
102050	19" GAME KING SLANT	1169111	05/26/02	36	0	9,594	—	9,594	407010	1
102051	19" GAME KING SLANT	1169112	05/26/02	36	0	9,594	—	9,594	407010	1
102052	19" GAME KING SLANT	1169113	05/26/02	36	0	9,594	—	9,594	407010	1
102053	ID-80960 13" F/T, IBA	1170180	05/26/02	36	0	7,890	—	7,890	407010	1
102054	ID-80960 13" F/T, IBA	1170186	05/26/02	36	0	7,890	—	7,890	407010	1
102055	ID-80960 13" F/T, IBA	1170192	05/26/02	36	0	7,890	—	7,890	407010	1
102056	ID-80960 13" F/T, IBA	1170198	05/26/02	36	0	7,890	—	7,890	407010	1
102057	ID-80960 13" F/T, IBA	1170181	05/26/02	36	0	7,890	—	7,890	407010	1
102058	ID-80960 13" F/T, IBA	1170187	05/26/02	36	0	7,890	—	7,890	407010	1
102059	ID-80960 13" F/T, IBA	1170193	05/26/02	36	0	7,890	—	7,890	407010	1
102060	ID-80960 13" F/T, IBA	1170199	05/26/02	36	0	7,890	—	7,890	407010	1
102061	ID-80960 13" F/T, IBA	1170182	05/26/02	36	0	7,890	—	7,890	407010	1
102062	ID-80960 13" F/T, IBA	1170188	05/26/02	36	0	7,890	—	7,890	407010	1
102063	ID-80960 13" F/T, IBA	1170194	05/26/02	36	0	7,890	—	7,890	407010	1
102064	ID-80960 13" F/T, IBA	1170200	05/26/02	36	0	7,890	—	7,890	407010	1

102065	ID-80960 13" F/T, IBA	1170183	05/26/02	36	0	7,890	—	7,890	407010	1
102066	ID-80960 13" F/T, IBA	1170189	05/26/02	36	0	7,890	—	7,890	407010	1
102067	ID-80960 13" F/T, IBA	1170195	05/26/02	36	0	7,890	—	7,890	407010	1
102068	ID-80960 13" F/T, IBA	1170201	05/26/02	36	0	7,890	—	7,890	407010	1
102069	ID-80960 13" F/T, IBA	1170184	05/26/02	36	0	7,890	—	7,890	407010	1
102070	ID-80960 13" F/T, IBA	1170190	05/26/02	36	0	7,890	—	7,890	407010	1
102071	ID-80960 13" F/T, IBA	1170196	05/26/02	36	0	7,890	—	7,890	407010	1
102072	ID-80960 13" F/T, IBA	1170204	05/26/02	36	0	7,890	—	7,890	407010	1
102073	ID-80960 13" F/T, IBA	1170185	05/26/02	36	0	7,890	—	7,890	407010	1
102074	ID-80960 13" F/T, IBA	1170191	05/26/02	36	0	7,890	—	7,890	407010	1
102075	ID-80960 13" F/T, IBA	1170197	05/26/02	36	0	7,890	—	7,890	407010	1
102076	ID-80960 13" F/T, IBA	1170205	05/26/02	36	0	7,890	—	7,890	407010	1

	ADMINISTRATION		07/09/02	9,283	0	959,054	(120,390)	838,664		484
78287	GAMEMAKER (VWOG)	V971010665	05/01/99	12	0	1,600	—	1,600	22292090	1

	AG-WAREHOUSE 2 RENO		05/01/99	12	0	1,600	—	1,600		1

Existing on 6/29/02

Date Can be Picked up	Item Number		Description	Actual		Serial Number	Date Depn	Life Months	Dep Met	Original Cost	Accum Deprec	NBV	Location	Number of M/c
2/21/2003	78379		Gary Built Computer	Gary Built PII 400, 64MB RAM	A/P		12/30/01	12	1	360	-180	180	404100	1
2/21/2003	78388		Gary Built Computer	A&S PII 300, 32MB RAM	A/P		12/30/01	12	1	530	-264	266	404100	1
			COLLECTORS				12/30/01	235	1	94,400	-17,131	77,269		7
3/14/2003	77218		HP 4 PLUS PRINTER	HP LJ 6P	Accounting		12/30/01	12	1	40	-20	20	407010	1
3/14/2003	77219		HP LASER JET 5 PRTR-ACCT	HP LJ 4 SI	Accounting		12/30/01	12	1	50	-25	25	407010	1
2/21/2003	77223		HP LASER JET 5-SUZY	HP LJ III	Gary Rieger		12/30/01	12	1	40	-20	20	407010	1
2/21/2003	77231	(A)	3 DELL CMPTR PENT 233	Dell GX110 PIII 3,128MB RAM	Gary	S. BROWN/P. CRUZAN/J. DEW	12/30/01	12	1	1,100	-548	552	407010	1
4/1/2003	77231	(B)		Dell GX240 P4 1.7, 256MB RAM	Kathy
4/1/2003	77231	(C)		Dell GX240 P4 1.7, 56MB RAM	Deb
2/21/2003	77234		MICRON COMPUTER W/17 MONITOR	Micron PII 266, 64MB RAM	Jim Erickson		12/30/01	12	1	290	-145	145	407010	1
2/21/2003	77235	(A)	2 MICRON PENTIUM 266MHZ COMP	Micron PII 266, 64MB RAM	Mike Reno		12/30/01	12	1	520	-259	261	407010	1
2/21/2003	77235	(B)		Micron PII 266, 64MB RAM	Cindy/Reno
2/21/2003	77236		TOSHIBA 465CDX LAPTOP P166	TOSHIBA 465CDX LAPTOP P166	Gary Rieger		12/30/01	12	1	140	-70	70	407010	1
2/21/2003	77240		HP 6PX1 LASER PRINTER	HP LJ 2100	Vault		12/30/01	19	1	100	-31	69	407010	1
2/21/2003	77243		MICRON CLIENT PRO CE COMPUTE	Micron PII 266, 64MB RAM	A/P		12/30/01	12	1	180	-90	90	407010	1
2/21/2003	77244		MICRON CLIENT PRO CE COMPUTE	Gary Built PII 400, 64MB RAM	Vault		12/30/01	12	1	180	-90	90	407010	1
2/21/2003	77245		MICRON CLIENT PRO CS COMPUTE	Dell GXA PII 233, 32MB RAM	Vault		12/30/01	12	1	490	-244	246	407010	1
4/1/2003	77246		HP LJ 4000N 17PPM 8MB W/JET	HP LJ 4000N 17PPM MB JET	A/P	SUSEB039694	12/30/01	12	1	430	-214	216	407010	1
2/21/2003	78295		GARYBULIT COMPUTER	Gary Built PII 400, 64 MB RAM	John Horstdaniel	45209	12/30/01	12	1	370	-184	186	407010	1
3/7/2003	78319		GaryBuilt Computers	Dell GX110 PIII 677, 128MB RAM	Jill Talbot		12/30/01	12	1	440	-219	221	407010	1
2/21/2003	78320		GaryBuilt Computers	Micron P 200, 32 MB RAM	Gloria Good		12/30/01	12	1	440	-219	221	407010	1
3/7/2003	78321		GaryBuilt Computers	Gary Built PII 400, 64MB RAM	Kim Bijak		12/30/01	12	1	460	-229	231	407010	1
2/21/2003	78322		GaryBuilt Computers	Micron PII 300, 128 MB Ram	Dominic Licata		12/30/01	12	1	460	-229	231	407010	1

3/7/2003	78323	GaryBuilt Computers	Dell GX1 PII 500, 128MB RAM	Maria Fadua		12/30/01	12	1	460	-229	231	407010	1
2/21/2003	78324	GaryBuilt Computers	Gary Built PII 400, 64MB RAM	Becky Harrell		12/30/01	12	1	460	-229	231	407010	1
3/14/2003	78359	DELL PIII 450 W/17" MONITOR	Dell GX240 P4 1.7, 256MB RAM	Tom Hines		12/30/01	12	1	490	-244	246	407010	1
2/21/2003	78378	LAPTOP COMPUTER WINBOOK	LAPTOP COMPUTER WNBOOK	Gary Rieger	S0134117709	12/30/01	12	1	410	-204	206	407010	1
	96605	LATITUDE C600 PENTIUM				12/30/01	28	1	2,500	-534	1,966	407010	1
4/1/2003	ADD1		HP LJ 2100	Deb
2/21/2003	ADD2		Okidata Page Laser 6	Jim Erickson
2/21/2003			Dell GX110 PIII	Reno
2/21/2003			Gary Built PII 400, 64MB RAM	Reno

Item No.	Description	Serial Number
Delete from Assets:
91741	1997 CHEVY ASTRO VAN	1GTDM152XNB519460
77263	97 FORD ESCORT	1FALP10P3VW248202
77265	97 TOYOTA TERCEL 2DR CORAL	VIN#JT2AC52L9V0224559
77270	1997 CHEVY BLAZER 4DR	1GNDT13W9VK214924
Add to Assets:
	1986 Isuzu box truck	JAMJP7480G9406823
	1997 GMC stake bed truck	1GDJC34JXVF022426
	1997 Astro Van	1GCDM19W4BV231255

QuickLinks

  EXHIBIT 2.01
INDEX OF DEFINED TERMS
ARTICLE VI CONDITIONS PRECEDENT TO CLOSING
ARTICLE VII TERMINATION
ARTICLE VIII INDEMNIFICATION
ARTICLE IX MISCELLANEOUS
ANCHOR COIN ROUTE SALE
SELLER DISCLOSURE SCHEDULES ANCHOR COIN ROUTE SALE
APPENDIX 2.15A
Property Acquired After 6/29/02
Appendix 2.10(d)